UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number_811-04986

                       FRANKLIN INVESTORS SECURITIES TRUST
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period:10/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.



OCTOBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity
U.S. Government Securities Fund

Franklin Real Return Fund

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                                   (GRAPHIC)

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .............................................     1
ANNUAL REPORT
Economic and Market Overview ...................................     3
Franklin Balanced Fund .........................................     5
Franklin Convertible Securities Fund ..........................     17
Franklin Equity Income Fund ....................................    27
Franklin Limited Maturity U.S. Government Securities Fund ......    37
Franklin Real Return Fund ......................................    46
Financial Highlights and Statements of Investments .............    55
Financial Statements ...........................................    94
Notes to Financial Statements ..................................   103
Report of Independent Registered Public Accounting Firm ........   124
Tax Designation ................................................   125
Board Members and Officers .....................................   126
Shareholder Information ........................................   131

Shareholder Letter

Dear Shareholder:

During the 12-month period ended October 31, 2009, economic activity weakened before showing signs of stabilization. The slowdown began in 2008 with the U.S. subprime mortgage and credit crises and eventually spread worldwide. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes through the period's first half. Later in the period, some indicators offered a better economic outlook, and markets rallied beginning in March 2009, erasing much of the earlier losses. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

Franklin Investors Securities Trust's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Economic and Market Overview

The 12-month period under review can be divided into two halves: the first marked by the bursting of the credit and commodities' bubbles, the onset of global recession and the precipitous decline of equity markets, and the second by a sharp market rebound amid renewed optimism. In the first half, restrictive credit and wealth deterioration stalled economic activity, marking arguably the worst global recession since World War II. Equity market volatility reached record levels in the face of plummeting consumer spending, manufacturing output and home prices in the U.S. The government responded by launching a massive stimulus package and a series of subsidy programs, and the Federal Reserve Board
(Fed) lowered the federal funds target rate to a range of 0% to 0.25% in December 2008.

Signs emerged of improving economic conditions in the second half. The real estate market stabilized at low levels across the country, with the government's tax credit for first-time homebuyers partly supporting home sales and prices. Industrial production picked up as exports and orders rose for big-ticket items. Consumer spending overall improved mainly due to the temporary boost from the month-long cash-for-clunkers program. In this environment, hopes ran high for a sustainable and broadening recovery, but the job market remained troubled as the unemployment rate climbed to 10.2% by period-end.(1) The Fed maintained its target rate range through period-end, but began to move away from crisis mode by allowing some of its government support measures to expire or shrink.

Economic activity, as measured by U.S. gross domestic product (GDP), fell at annualized rates of 5.4% in 2008's fourth quarter and 6.1% in 2009's first quarter. The decline in GDP eased in 2009's second quarter at an annualized rate of -0.7%, and GDP grew at an annualized 2.8% rate in the third quarter. After a yearlong contraction, GDP returned to stronger-than-expected growth on improved consumer spending and homebuilding, yet much of the expansion was tied to federal government spending. Commodity prices fell through early 2009 before rebounding somewhat through period-end, which contributed to a significant decline in inflation. October's inflation rate was an annualized -0.2%, while core inflation, which excludes food and energy costs, was an annualized 1.7%.(1)

(1.) Source: Bureau of Labor Statistics.


                               Annual Report | 3

U.S. equity markets declined until March 2009 before beginning a rally fueled by low valuations, renewed optimism and aggregate corporate earnings that beat consensus expectations. Skepticism about the sustainability of positive trends led to market volatility near period-end. For the 12 months under review, the Dow Jones Industrial Average, Standard & Poor's 500 Index (S&P 500) and NASDAQ Composite Index had total returns of +7.71%, +9.80% and +20.07%, respectively.(2) Financials was the only sector to post negative results during the year under review, while the information technology, consumer discretionary and materials sectors had the strongest returns.

Most Treasury prices rose during the period, and fixed income spreads were generally wide relative to Treasury yields due to heightened market turbulence and risk aversion. Spreads for high yield bonds hit record levels. The spread between two-year and 10-year Treasury yields rose to 251 basis points (100 basis points equal one percentage point) at the end of October 2009 from 245 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 1.56% to 0.90% over the 12-month period, while the 10-year Treasury note yield fell from 4.01% to 3.41%.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                               4 | Annual Report

Franklin Balanced Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Balanced Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Balanced Fund - Class A delivered a +29.03% cumulative total return. The Fund outperformed its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +9.80% total return for the same period.(1) It also outperformed its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which posted a +13.79% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment-grade fixed income securities, but may invest up to 10% of our total assets in nonconvertible bonds rated below investment grade. We apply a bottom-up approach to investing in

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2009 Morningstar. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S.
     investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


                               Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balanced Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Common Stocks                                44.8%
Corporate Bonds                              35.2%
Convertible Preferred Stocks                  7.0%
Equity-Linked Securities                      5.1%
Convertible Bonds                             2.8%
Mortgage-Backed Securities                    0.5%
Asset-Backed Securities & Commercial
   Mortgage-Backed Securities                 0.1%
Preferred Stocks                              0.1%
Short-Term Investments & Other Net Assets*    4.4%

*    Includes options of -0.1%.

DIVIDEND DISTRIBUTIONS*
Franklin Balanced Fund
11/1/08-10/31/09

                                DIVIDEND PER SHARE
             -------------------------------------------------------
MONTH          CLASS A       CLASS C       CLASS R     ADVISOR CLASS
-----        -----------   -----------   -----------   -------------
November      3.00 cents    2.49 cents    2.84 cents     3.24 cents
December**    6.25 cents    5.98 cents    6.14 cents     6.40 cents
January       3.00 cents    2.73 cents    2.89 cents     3.15 cents
February      3.00 cents    2.73 cents    2.89 cents     3.15 cents
March         3.00 cents    2.67 cents    2.89 cents     3.13 cents
April         3.00 cents    2.67 cents    2.89 cents     3.13 cents
May           3.00 cents    2.67 cents    2.89 cents     3.13 cents
June          3.00 cents    2.56 cents    2.88 cents     3.14 cents
July          3.00 cents    2.56 cents    2.88 cents     3.14 cents
August        3.00 cents    2.56 cents    2.88 cents     3.14 cents
September     3.00 cents    2.44 cents    2.85 cents     3.19 cents
October       3.00 cents    2.44 cents    2.85 cents     3.19 cents
             -----------   -----------   -----------    -----------
TOTAL        39.25 CENTS   34.50 CENTS   37.77 CENTS    41.13 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 3.25 cent per share distribution to meet excise tax requirements.

individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions.

MANAGER'S DISCUSSION

Both our stock and fixed income positions contributed to the Fund's outperformance of its two benchmark indexes during the year under review. As of October 31, 2009, the Fund held 57.0% of total net assets in equities, 38.6% in fixed income and 4.4% in short-term investments and other net assets.

Within equities, the Fund's investments in the information technology, health care and financials sectors, where we had large weightings, benefited absolute performance. Our holdings in technology stalwarts International Business Machines, Microsoft, Intel and Cisco Systems boosted Fund returns as the


                               6 | Annual Report
fundamental outlook improved for the demand for technology products and services. In health care, our investment in Schering-Plough convertible preferred stock appreciated due to the company's merger agreement with Merck & Co., which was successfully completed immediately after the reporting period ended. Hospital operator Tenet Healthcare's share price also rose significantly largely due to improved management execution and the potential for easing bad debt expenses as proposals were considered to extend more health care coverage to uninsured Americans. In financials, our investments in JPMorgan Chase common stock and Bank of America convertible preferred stock appreciated as the financials sector moved past the crisis from the fall of 2008, raised capital and began working through problem assets. Detractors within equities included Petroplus Holdings and ConocoPhilips in the energy sector and General Electric in the industrials sector.

Within fixed income, the Fund's focus on corporate credit, which significantly outperformed other segments of the fixed income market, drove Fund returns. After peaking in December 2008, investment-grade yield spreads over Treasuries declined steadily throughout the year, driving yields down and bond prices up. In some instances, this allowed for substantial price gains in individual securities as overall long-term U.S. Treasury interest rates were flat to declining during the period.

Fixed income holdings in the financials sector including Bank of America, JPMorgan Chase and The Goldman Sachs Group rallied substantially as efforts to stabilize the financial sector began to take hold. Similarly, American Express and Ford Motor Credit Co. appreciated as credit markets normalized and financial markets began to function after last year's disruption. Other strong performers included retailer Target and cigarette manufacturer Altria Group. Utility sector holdings Illinois Power and Sempra Energy contributed to absolute performance. Detractors on the fixed income side included noninvestment-grade holdings in electric utility Energy Future Holdings (parent company of Texas Competitive Electric Holdings) and media and publishing company R.H. Donnelley, both of which we sold by period-end.

TOP 5 EQUITY HOLDINGS
Franklin Balanced Fund
10/31/09

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
Verizon Communications Inc.         2.7%
   TELECOMMUNICATION SERVICES
AT&T Inc.                           2.3%
   TELECOMMUNICATION SERVICES
ConocoPhillips                      2.3%
   ENERGY
Progress Energy Inc.                2.1%
   UTILITIES
Merck & Co. Inc.                    2.0%
   HEALTH CARE

TOP 5 BOND HOLDINGS
Franklin Balanced Fund
10/31/09

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
JPMorgan Chase & Co.                1.3%
   FINANCIALS
Forest City Enterprises Inc.        1.3%
   FINANCIALS
HCA Inc.                            1.2%
   HEALTH CARE
Illinois Power Co.                  1.1%
   UTILITIES
Altria Group Inc.                   1.1%
   CONSUMER STAPLES


                               Annual Report | 7

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks

Edward D. Perks, CFA


(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott

Alan E. Muschott, CFA


(PHOTO OF SHAWN LYONS)


/s/ Shawn Lyons

Shawn Lyons, CFA

Portfolio Management Team
Franklin Balanced Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               8 | Annual Report

Performance Summary as of 10/31/09

FRANKLIN BALANCED FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FBLAX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.55     $8.55      $7.00
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3925

CLASS C (SYMBOL: FBMCX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.53     $8.49      $6.96
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3450

CLASS R (SYMBOL: N/A)                        CHANGE   10/31/09   10/31/08
---------------------                        ------   --------   --------
Net Asset Value (NAV)                        +$1.56     $8.56      $7.00
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3777

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/09   10/31/08
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        +$1.55     $8.56      $7.01
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.4113


                               Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   3-YEAR   INCEPTION (7/3/06)
-------                                        -------   ------   ------------------
Cumulative Total Return(2)                      +29.03%   -6.68%         +0.04%
Average Annual Total Return(3)                  +21.57%   -4.19%         -1.75%
Value of $10,000 Investment(4)                 $12,157   $8,795         $9,429
Avg. Ann. Total Return (9/30/09)(5)              +4.29%   -3.22%         -1.62%
   Distribution Rate(6)                 3.97%
   30-Day Standardized Yield(7)         3.55%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.38%
      With Waiver                       1.03%

CLASS C                                         1-YEAR   3-YEAR   INCEPTION (7/3/06)
-------                                        -------   ------   ------------------
Cumulative Total Return(2)                      +28.08%   -8.56%         -2.24%
Average Annual Total Return(3)                  +27.08%   -2.94%         -0.68%
Value of $10,000 Investment(4)                 $12,708   $9,144         $9,776
Avg. Ann. Total Return (9/30/09)(5)              +8.95%   -1.94%         -0.46%
   Distribution Rate(6)                 3.45%
   30-Day Standardized Yield(7)         3.06%
   Total Annual Operating Expenses(8)
      Without Waiver                    2.04%
      With Waiver                       1.69%

CLASS R                                         1-YEAR   3-YEAR   INCEPTION (7/3/06)
-------                                        -------   ------   ------------------
Cumulative Total Return(2)                      +28.73%   -7.05%         -0.45%
Average Annual Total Return(3)                  +28.73%   -2.41%         -0.13%
Value of $10,000 Investment(4)                 $12,873   $9,295         $9,955
Avg. Ann. Total Return (9/30/09)(5)             +10.63%   -1.43%         +0.08%
   Distribution Rate(6)                 4.00%
   30-Day Standardized Yield(7)         3.52%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.58%
      With Waiver                       1.23%


                               10 | Annual Report

ADVISOR CLASS                                    1-YEAR   3-YEAR    INCEPTION (7/3/06)
-------------                                   -------   -------   ------------------
Cumulative Total Return(2)                      +29.32%    -5.83%          +1.05%
Average Annual Total Return(3)                  +29.32%    -1.98%          +0.31%
Value of $10,000 Investment(4)                  $12,932   $9,417         $10,105
Avg. Ann. Total Return (9/30/09)(5)             +11.03%    -0.98%          +0.53%
   Distribution Rate(6)                 4.47%
   30-Day Standardized Yield(7)         4.04%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.08%
      With Waiver                       0.73%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.71% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS), UNTIL 2/28/10.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    10/31/09
-------                    --------
1-Year                     +21.57%
3-Year                      -4.19%
Since Inception (7/3/06)    -1.75%

CLASS A (7/3/06-10/31/09)

                              (PERFORMANCE GRAPH)

                                                   BARCLAYS
                   FRANKLIN                      CAPITAL U.S.
                   BALANCED                        AGGREGATE
   DATE         FUND - CLASS A   S&P 500 INDEX    BOND INDEX
----------      --------------   -------------   ------------
  7/3/2006         $ 9,425          $10,000         $10,000
 7/31/2006         $ 9,566          $10,062         $10,135
 8/31/2006         $ 9,755          $10,301         $10,290
 9/30/2006         $ 9,867          $10,567         $10,381
10/31/2006         $10,104          $10,911         $10,449
11/30/2006         $10,275          $11,118         $10,571
12/31/2006         $10,335          $11,274         $10,509
 1/31/2007         $10,421          $11,445         $10,505
 2/28/2007         $10,507          $11,221         $10,667
 3/31/2007         $10,551          $11,346         $10,667
 4/30/2007         $10,898          $11,849         $10,725
 5/31/2007         $11,101          $12,263         $10,644
 6/30/2007         $10,974          $12,059         $10,612
 7/31/2007         $10,780          $11,685         $10,701
 8/31/2007         $10,945          $11,860         $10,832
 9/30/2007         $11,174          $12,304         $10,914
10/31/2007         $11,106          $12,499         $11,012
11/30/2007         $10,881          $11,977         $11,210
12/31/2007         $10,764          $11,894         $11,241
 1/31/2008         $10,572          $11,180         $11,430
 2/29/2008         $10,420          $10,817         $11,446
 3/31/2008         $10,255          $10,770         $11,485
 4/30/2008         $10,674          $11,295         $11,461
 5/31/2008         $10,746          $11,441         $11,377
 6/30/2008         $10,180          $10,477         $11,368
 7/31/2008         $ 9,923          $10,389         $11,359
 8/31/2008         $ 9,985          $10,539         $11,467
 9/30/2008         $ 8,575          $ 9,600         $11,313
10/31/2008         $ 7,308          $ 7,988         $11,046
11/30/2008         $ 6,942          $ 7,414         $11,405
12/31/2008         $ 7,231          $ 7,493         $11,831
 1/31/2009         $ 7,040          $ 6,862         $11,726
 2/28/2009         $ 6,571          $ 6,131         $11,682
 3/31/2009         $ 6,978          $ 6,668         $11,844
 4/30/2009         $ 7,677          $ 7,306         $11,901
 5/31/2009         $ 8,131          $ 7,715         $11,987
 6/30/2009         $ 8,294          $ 7,730         $12,055
 7/31/2009         $ 8,817          $ 8,315         $12,250
 8/31/2009         $ 9,167          $ 8,615         $12,377
 9/30/2009         $ 9,485          $ 8,937         $12,507
10/31/2009         $ 9,429          $ 8,771         $12,569
Total Returns        -5.71%          -12.29%          25.69%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    10/31/09
-------                    --------
1-Year                     +27.08%
3-Year                      -2.94%
Since Inception (7/3/06)    -0.68%

CLASS C (7/3/06-10/31/09)

                              (PERFORMANCE GRAPH)

                                                    BARCLAYS
                   FRANKLIN                       CAPITAL U.S.
                BALANCED FUND -                    AGGREGATE
   DATE             CLASS C       S&P 500 INDEX    BOND INDEX
----------      ---------------   -------------   ------------
  7/3/2006          $10,000          $10,000        $10,000
 7/31/2006          $10,150          $10,062        $10,135
 8/31/2006          $10,340          $10,301        $10,290
 9/30/2006          $10,449          $10,567        $10,381
10/31/2006          $10,690          $10,911        $10,449
11/30/2006          $10,871          $11,118        $10,571
12/31/2006          $10,929          $11,274        $10,509
 1/31/2007          $11,021          $11,445        $10,505
 2/28/2007          $11,102          $11,221        $10,667
 3/31/2007          $11,131          $11,346        $10,667
 4/30/2007          $11,499          $11,849        $10,725
 5/31/2007          $11,703          $12,263        $10,644
 6/30/2007          $11,566          $12,059        $10,612
 7/31/2007          $11,361          $11,685        $10,701
 8/31/2007          $11,515          $11,860        $10,832
 9/30/2007          $11,749          $12,304        $10,914
10/31/2007          $11,687          $12,499        $11,012
11/30/2007          $11,429          $11,977        $11,210
12/31/2007          $11,307          $11,894        $11,241
 1/31/2008          $11,093          $11,180        $11,430
 2/29/2008          $10,933          $10,817        $11,446
 3/31/2008          $10,752          $10,770        $11,485
 4/30/2008          $11,188          $11,295        $11,461
 5/31/2008          $11,257          $11,441        $11,377
 6/30/2008          $10,666          $10,477        $11,368
 7/31/2008          $10,379          $10,389        $11,359
 8/31/2008          $10,437          $10,539        $11,467
 9/30/2008          $ 8,960          $ 9,600        $11,313
10/31/2008          $ 7,633          $ 7,988        $11,046
11/30/2008          $ 7,243          $ 7,414        $11,405
12/31/2008          $ 7,543          $ 7,493        $11,831
 1/31/2009          $ 7,351          $ 6,862        $11,726
 2/28/2009          $ 6,856          $ 6,131        $11,682
 3/31/2009          $ 7,268          $ 6,668        $11,844
 4/30/2009          $ 7,985          $ 7,306        $11,901
 5/31/2009          $ 8,457          $ 7,715        $11,987
 6/30/2009          $ 8,622          $ 7,730        $12,055
 7/31/2009          $ 9,165          $ 8,315        $12,250
 8/31/2009          $ 9,514          $ 8,615        $12,377
 9/30/2009          $ 9,852          $ 8,937        $12,507
10/31/2009          $ 9,776          $ 8,771        $12,569
Total Returns         -2.24%          -12.29%         25.69%


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/09
-------                    --------
1-Year                      +28.73%
3-Year                       -2.41%
Since Inception (7/3/06)     -0.13%

CLASS R (7/3/06-10/31/09)

                              (PERFORMANCE GRAPH)

                                                     BARCLAYS
                   FRANKLIN                        CAPITAL U.S.
                BALANCED FUND -                   AGGREGATE BOND
   DATE             CLASS R       S&P 500 INDEX       INDEX
----------      ---------------   -------------   ---------------
  7/3/2006          $10,000          $10,000         $10,000
 7/31/2006          $10,150          $10,062         $10,135
 8/31/2006          $10,350          $10,301         $10,290
 9/30/2006          $10,469          $10,567         $10,381
10/31/2006          $10,710          $10,911         $10,449
11/30/2006          $10,891          $11,118         $10,571
12/31/2006          $10,960          $11,274         $10,509
 1/31/2007          $11,052          $11,445         $10,505
 2/28/2007          $11,143          $11,221         $10,667
 3/31/2007          $11,178          $11,346         $10,667
 4/30/2007          $11,546          $11,849         $10,725
 5/31/2007          $11,760          $12,263         $10,644
 6/30/2007          $11,631          $12,059         $10,612
 7/31/2007          $11,425          $11,685         $10,701
 8/31/2007          $11,590          $11,860         $10,832
 9/30/2007          $11,825          $12,304         $10,914
10/31/2007          $11,763          $12,499         $11,012
11/30/2007          $11,514          $11,977         $11,210
12/31/2007          $11,394          $11,894         $11,241
 1/31/2008          $11,191          $11,180         $11,430
 2/29/2008          $11,020          $10,817         $11,446
 3/31/2008          $10,851          $10,770         $11,485
 4/30/2008          $11,293          $11,295         $11,461
 5/31/2008          $11,366          $11,441         $11,377
 6/30/2008          $10,767          $10,477         $11,368
 7/31/2008          $10,493          $10,389         $11,359
 8/31/2008          $10,556          $10,539         $11,467
 9/30/2008          $ 9,064          $ 9,600         $11,313
10/31/2008          $ 7,734          $ 7,988         $11,046
11/30/2008          $ 7,334          $ 7,414         $11,405
12/31/2008          $ 7,649          $ 7,493         $11,831
 1/31/2009          $ 7,447          $ 6,862         $11,726
 2/28/2009          $ 6,950          $ 6,131         $11,682
 3/31/2009          $ 7,378          $ 6,668         $11,844
 4/30/2009          $ 8,115          $ 7,306         $11,901
 5/31/2009          $ 8,593          $ 7,715         $11,987
 6/30/2009          $ 8,775          $ 7,730         $12,055
 7/31/2009          $ 9,314          $ 8,315         $12,250
 8/31/2009          $ 9,682          $ 8,615         $12,377
 9/30/2009          $10,027          $ 8,937         $12,507
10/31/2009          $ 9,955          $ 8,771         $12,569
Total Returns         -0.45%          -12.29%          25.69%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              10/31/09
-------------              --------
1-Year                     +29.32%
3-Year                      -1.98%
Since Inception (7/3/06)    +0.31%

ADVISOR CLASS (7/3/06-10/31/09)

                              (PERFORMANCE GRAPH)

                        FRANKLIN                                 BARCLAYS
                BALANCED FUND - ADVISOR                   CAPITAL U.S.AGGREGATE
   DATE                  CLASS            S&P 500 INDEX         BOND INDEX
----------      -----------------------   -------------   ---------------------
  7/3/2006              $10,000              $10,000             $10,000
 7/31/2006              $10,160              $10,062             $10,135
 8/31/2006              $10,360              $10,301             $10,290
 9/30/2006              $10,479              $10,567             $10,381
10/31/2006              $10,730              $10,911             $10,449
11/30/2006              $10,922              $11,118             $10,571
12/31/2006              $10,984              $11,274             $10,509
 1/31/2007              $11,086              $11,445             $10,505
 2/28/2007              $11,178              $11,221             $10,667
 3/31/2007              $11,220              $11,346             $10,667
 4/30/2007              $11,589              $11,849             $10,725
 5/31/2007              $11,814              $12,263             $10,644
 6/30/2007              $11,688              $12,059             $10,612
 7/31/2007              $11,482              $11,685             $10,701
 8/31/2007              $11,657              $11,860             $10,832
 9/30/2007              $11,902              $12,304             $10,914
10/31/2007              $11,840              $12,499             $11,012
11/30/2007              $11,590              $11,977             $11,210
12/31/2007              $11,485              $11,894             $11,241
 1/31/2008              $11,280              $11,180             $11,430
 2/29/2008              $11,118              $10,817             $11,446
 3/31/2008              $10,940              $10,770             $11,485
 4/30/2008              $11,401              $11,295             $11,461
 5/31/2008              $11,468              $11,441             $11,377
 6/30/2008              $10,879              $10,477             $11,368
 7/31/2008              $10,597              $10,389             $11,359
 8/31/2008              $10,666              $10,539             $11,467
 9/30/2008               $9,163              $9,600              $11,313
10/31/2008               $7,813              $7,988              $11,046
11/30/2008               $7,415              $7,414              $11,405
12/31/2008               $7,736              $7,493              $11,831
 1/31/2009               $7,534              $6,862              $11,726
 2/28/2009               $7,034              $6,131              $11,682
 3/31/2009               $7,471              $6,668              $11,844
 4/30/2009               $8,220              $7,306              $11,901
 5/31/2009               $8,707              $7,715              $11,987
 6/30/2009               $8,882              $7,730              $12,055
 7/31/2009               $9,444              $8,315              $12,250
 8/31/2009               $9,820              $8,615              $12,377
 9/30/2009              $10,174              $8,937              $12,507
10/31/2009              $10,105              $8,771              $12,569
Total Returns             -1.05%             -12.29%               25.69%


                               Annual Report | 13

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.29%, 2.78%, 3.26% and 3.78% for Classes A, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 10/31/09.

(7.) The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(9.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively.


                               14 | Annual Report

Your Fund's Expenses

FRANKLIN BALANCED FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING PERIOD*
                                              VALUE 5/1/09     VALUE 10/31/09      ACTUAL 5/1/09-10/31/09
                                           -----------------   --------------   ----------------------------
CLASS A
Actual                                           $1,000           $1,228.20                $5.62
Hypothetical (5% return before expenses)         $1,000           $1,020.16                $5.09
CLASS C
Actual                                           $1,000           $1,224.20                $9.53
Hypothetical (5% return before expenses)         $1,000           $1,016.64                $8.64
CLASS R
Actual                                           $1,000           $1,226.70                $6.79
Hypothetical (5% return before expenses)         $1,000           $1,019.11                $6.16
ADVISOR CLASS
Actual                                           $1,000           $1,229.30                $3.99
Hypothetical (5% return before expenses)         $1,000           $1,021.63                $3.62

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.00%; C: 1.70%; R:
     1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 10/31/09

                                  (PIE CHART)

Convertible Bonds .............   72.4%
Convertible Preferred Stocks ..   26.0%
Short-Term Investments &
   Other Net Assets ...........    1.6%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Convertible Securities Fund - Class A delivered a +37.35% cumulative total return. The Fund's performance was comparable to that of its benchmark, the Merrill Lynch (ML) All U.S. Convertibles Index, which had a +37.27% total return for the same period.(1) We are replacing the benchmark with the ML All Total Return Alternatives U.S. Convertibles

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                               Annual Report | 17

Index, which had a +43.34% total return for the reporting period.(2) We believe the composition of the new index better reflects the Fund's holdings. You can find the Fund's long-term performance data in the Performance Summary beginning on page 21.

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

Every sector the Fund invested in rose in value, as did the majority of the portfolio's individual securities, supporting overall performance during the Fund's fiscal year. The Fund's large allocation in the health care sector was a major contributor, aided notably by holdings in the pharmaceuticals and biotechnology industries. For example, a position in Schering-Plough surged as the company's announced March 2009 acquisition by Merck & Co. neared successful completion. Generic pharmaceuticals maker Mylan also performed well, as did a position in biotechnology firm PDL Biopharma.

(2.) Source: (C) 2009 Morningstar. The ML All Total Return Alternatives U.S.
     Convertibles Index consists of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                               18 | Annual Report

The information technology sector also supported the Fund's results. In general, information technology stocks benefited as market sentiment shifted on expectations of a long-awaited replacement cycle for technology products, which was essentially put on hold during the recession. Our strongest performers from this sector were semiconductor and semiconductor equipment industry holdings, led by Micron Technology, Intel and PMC-Sierra. Computers and peripherals manufacturers, namely data storage specialists EMC and NetApp, were other strong contributors.

The Fund's financials holdings underwent a dramatic rally since mid-March to become one of our top-contributing sectors for the full fiscal year. Asset manager Affiliated Managers Group was a key contributor. CapitalSource, a middle-market lender with significant interests in health care leasing, and commercial bank Wells Fargo were also notable contributors.

Many materials companies benefited as the global recession subsided and investors began to anticipate the need for more resources as economies return to positive industrial output. Our top-performing investments from this group included "building block" chemicals manufacturer Celanese, and the world's largest aluminum producer, Alcoa. Both companies benefited from increased demand, particularly from China and India, and we sold Alcoa during the period.

Despite the Fund's strong results, there were some detractors from performance. On an industry level, our holdings in commercial services and supplies, automobiles, IT services, and leisure equipment and products hindered the Fund. Convertible preferred stocks of General Motors, which required government loans as it underwent bankruptcy reorganization, fell sharply in value despite an upswing in the company's auto sales. Management consulting and systems integration firm BearingPoint also suffered steep losses as it filed for Chapter 11 bankruptcy protection in February 2009 and began selling off its various operations. Another major detractor was Avery Dennison (sold by period-end), the global leader in the production of adhesives and, in particular, adhesive labels.

TOP 10 HOLDINGS
Franklin Convertible Securities Fund
10/31/09

COMPANY                       % OF TOTAL
SECTOR/INDUSTRY               NET ASSETS
---------------               ----------
WESCO International Inc.          3.0%
   INDUSTRIALS
Mylan Inc.                        2.7%
   HEALTH CARE
Alliance Data Systems Corp.       2.6%
   INFORMATION TECHNOLOGY
Intel Corp.                       2.5%
   INFORMATION TECHNOLOGY
Carnival Corp.                    2.5%
   CONSUMER DISCRETIONARY
Celanese Corp.                    2.4%
   MATERIALS
VeriFone Holdings Inc.            2.3%
   INFORMATION TECHNOLOGY
Schering-Plough Corp.             2.3%
   HEALTH CARE
Archer Daniels Midland Co.        2.2%
   CONSUMER STAPLES
Microchip Technology Inc.         2.2%
   INFORMATION TECHNOLOGY


                               Annual Report | 19

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott

Alan E. Muschott, CFA

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks

Edward D. Perks, CFA

(PHOTO OF MATT QUINLAN)


/s/ Matt Quinlan

Matt Quinlan, CFA

Portfolio Management Team
Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               20 | Annual Report

Performance Summary as of 10/31/09

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISCX)                         CHANGE   10/31/09   10/31/08
-----------------------                         ------   --------   --------
Net Asset Value (NAV)                           +$2.80    $12.28      $9.48
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                       $0.5886

CLASS C (SYMBOL: FROTX)                         CHANGE   10/31/09   10/31/08
-----------------------                         ------   --------   --------
Net Asset Value (NAV)                           +$2.77    $12.16      $9.39
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                       $0.5132

ADVISOR CLASS (SYMBOL: FCSZX)                   CHANGE   10/31/09   10/31/08
-----------------------------                   ------   --------   --------
Net Asset Value (NAV)                           +$2.81    $12.29      $9.48
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                       $0.6139


                               Annual Report | 21

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                           1-YEAR     5-YEAR    10-YEAR
-------                                          --------   --------   --------
Cumulative Total Return(1)                        +37.35%    +16.87%    +85.65%
Average Annual Total Return(2)                    +29.43%     +1.96%     +5.75%
Value of $10,000 Investment(3)                   $12,943    $11,018    $17,494
Avg. Ann. Total Return (9/30/09)(4)                +6.54%     +2.28%     +6.13%
   Distribution Rate(5)                  4.52%
   30-Day Standardized Yield(6)          3.09%
   Total Annual Operating Expenses(7)    0.91%

CLASS C                                           1-YEAR     5-YEAR    10-YEAR
-------                                          --------   --------   --------
Cumulative Total Return(1)                        +36.36%    +12.65%    +72.48%
Average Annual Total Return(2)                    +35.36%     +2.41%     +5.60%
Value of $10,000 Investment(3)                   $13,536    $11,265    $17,248
Avg. Ann. Total Return (9/30/09)(4)               +11.17%     +2.72%     +5.96%
   Distribution Rate(5)                  4.22%
   30-Day Standardized Yield(6)          2.50%
   Total Annual Operating Expenses(7)    1.65%


ADVISOR CLASS(8)                                  1-YEAR     5-YEAR    10-YEAR
----------------                                 --------   --------   --------
Cumulative Total Return(1)                        +37.81%    +17.41%    +86.52%
Average Annual Total Return(2)                    +37.81%     +3.26%     +6.43%
Value of $10,000 Investment(3)                   $13,781    $11,741    $18,652
Avg. Ann. Total Return (9/30/09)(4)               +13.35%     +3.58%     +6.80%
   Distribution Rate(5)                  5.00%
   30-Day Standardized Yield(6)          3.54%
   Total Annual Operating Expenses(7)    0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/09
-------   --------
1-Year     +29.43%
5-Year      +1.96%
10-Year     +5.75%

CLASS A (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                                                      ML ALL TOTAL
                    FRANKLIN         MERRILL             RETURN
                  CONVERTIBLE     LYNCH ALL U.S.   ALTERNATIVES U.S.
                SECURITIES FUND    CONVERTIBLES       CONVERTIBLES
   DATE            - CLASS A          INDEX              INDEX
----------      ---------------   --------------   -----------------
 11/1/1999          $ 9,423          $10,000            $10,000
11/30/1999          $ 9,815          $10,580            $10,309
12/31/1999          $10,552          $12,013            $10,836
 1/31/2000          $10,790          $12,010            $10,598
 2/29/2000          $11,464          $13,020            $10,883
 3/31/2000          $11,855          $13,002            $10,713
 4/30/2000          $11,669          $12,105            $10,212
 5/31/2000          $11,472          $11,581            $ 9,870
 6/30/2000          $11,935          $12,177            $10,524
 7/31/2000          $11,742          $11,815            $10,245
 8/31/2000          $12,708          $12,723            $11,131
 9/30/2000          $12,603          $12,308            $10,741
10/31/2000          $12,298          $11,826            $10,219
11/30/2000          $11,200          $10,413            $ 8,944
12/31/2000          $12,172          $10,811            $ 9,379
 1/31/2001          $13,045          $11,484            $10,111
 2/28/2001          $12,271          $10,621            $ 9,331
 3/31/2001          $11,860          $10,162            $ 8,839
 4/30/2001          $12,686          $10,843            $ 9,642
 5/31/2001          $12,597          $10,776            $ 9,572
 6/30/2001          $12,356          $10,606            $ 9,477
 7/31/2001          $12,199          $10,453            $ 9,348
 8/31/2001          $11,821          $10,269            $ 9,154
 9/30/2001          $10,779          $ 9,656            $ 8,385
10/31/2001          $11,172          $ 9,854            $ 8,649
11/30/2001          $11,868          $10,118            $ 9,050
12/31/2001          $12,271          $10,331            $ 9,260
 1/31/2002          $12,049          $10,167            $ 8,980
 2/28/2002          $11,747          $ 9,879            $ 8,641
 3/31/2002          $12,316          $10,234            $ 9,038
 4/30/2002          $12,222          $10,085            $ 8,831
 5/31/2002          $11,977          $ 9,997            $ 8,744
 6/30/2002          $11,084          $ 9,455            $ 8,091
 7/31/2002          $10,144          $ 8,889            $ 7,373
 8/31/2002          $10,263          $ 8,999            $ 7,461
 9/30/2002          $ 9,696          $ 8,682            $ 6,887
10/31/2002          $ 9,860          $ 8,876            $ 7,126
11/30/2002          $10,631          $ 9,516            $ 7,819
12/31/2002          $10,363          $ 9,444            $ 7,610
 1/31/2003          $10,455          $ 9,596            $ 7,641
 2/28/2003          $10,418          $ 9,573            $ 7,429
 3/31/2003          $10,571          $ 9,735            $ 7,569
 4/30/2003          $11,282          $10,226            $ 8,062
 5/31/2003          $12,022          $10,702            $ 8,659
 6/30/2003          $12,220          $10,770            $ 8,726
 7/31/2003          $12,406          $10,800            $ 8,750
 8/31/2003          $12,528          $10,934            $ 8,971
 9/30/2003          $12,624          $11,069            $ 9,094
10/31/2003          $13,124          $11,467            $ 9,557
11/30/2003          $13,530          $11,654            $ 9,757
12/31/2003          $14,036          $12,008            $10,128
 1/31/2004          $14,476          $12,373            $10,501
 2/29/2004          $14,619          $12,471            $10,590
 3/31/2004          $14,773          $12,517            $10,633
 4/30/2004          $14,716          $12,215            $10,328
 5/31/2004          $14,773          $12,247            $10,391
 6/30/2004          $15,008          $12,445            $10,557
 7/31/2004          $14,627          $12,110            $10,173
 8/31/2004          $14,637          $12,135            $10,178
 9/30/2004          $15,038          $12,343            $10,429
10/31/2004          $14,969          $12,397            $10,472
11/30/2004          $15,700          $12,848            $10,977
12/31/2004          $16,285          $13,163            $11,361
 1/31/2005          $15,954          $12,875            $11,000
 2/28/2005          $15,995          $12,844            $11,008
 3/31/2005          $15,830          $12,548            $10,748
 4/30/2005          $15,417          $12,134            $10,339
 5/31/2005          $16,021          $12,446            $10,709
 6/30/2005          $16,489          $12,708            $10,971
 7/31/2005          $17,180          $13,154            $11,423
 8/31/2005          $17,160          $13,105            $11,394
 9/30/2005          $17,320          $13,235            $11,461
10/31/2005          $16,879          $12,955            $11,196
11/30/2005          $17,104          $13,190            $11,329
12/31/2005          $17,414          $13,296            $11,464
 1/31/2006          $18,007          $13,844            $12,008
 2/28/2006          $18,061          $13,812            $12,061
 3/31/2006          $18,236          $14,003            $12,244
 4/30/2006          $18,291          $14,122            $12,196
 5/31/2006          $18,009          $13,901            $12,047
 6/30/2006          $17,976          $13,899            $11,986
 7/31/2006          $17,900          $13,931            $12,095
 8/31/2006          $18,173          $14,118            $12,363
 9/30/2006          $18,461          $14,287            $12,591
10/31/2006          $18,980          $14,656            $12,941
11/30/2006          $19,498          $14,945            $13,173
12/31/2006          $19,530          $15,002            $13,223
 1/31/2007          $20,009          $15,327            $13,467
 2/28/2007          $19,973          $15,332            $13,517
 3/31/2007          $20,137          $15,378            $13,513
 4/30/2007          $20,631          $15,740            $13,878
 5/31/2007          $21,185          $16,096            $14,100
 6/30/2007          $20,910          $16,047            $14,096
 7/31/2007          $20,326          $15,662            $13,637
 8/31/2007          $20,302          $15,644            $13,612
 9/30/2007          $21,016          $16,206            $14,012
10/31/2007          $21,004          $16,520            $14,226
11/30/2007          $20,011          $15,883            $13,634
12/31/2007          $19,628          $15,682            $13,435
 1/31/2008          $19,189          $15,382            $13,308
 2/29/2008          $18,983          $15,287            $13,054
 3/31/2008          $18,321          $14,802            $12,478
 4/30/2008          $19,704          $15,570            $13,238
 5/31/2008          $20,066          $15,786            $13,332
 6/30/2008          $18,794          $15,027            $12,386
 7/31/2008          $18,249          $14,557            $12,073
 8/31/2008          $18,366          $14,503            $11,993
 9/30/2008          $15,800          $12,388            $10,073
10/31/2008          $12,737          $10,160            $ 7,893
11/30/2008          $11,904          $ 9,567            $ 7,445
12/31/2008          $12,683          $10,079            $ 7,994
 1/31/2009          $12,766          $10,091            $ 8,031
 2/28/2009          $12,188          $ 9,832            $ 7,812
 3/31/2009          $12,974          $10,362            $ 8,416
 4/30/2009          $14,294          $11,328            $ 9,094
 5/31/2009          $14,905          $11,962            $ 9,642
 6/30/2009          $15,200          $12,197            $ 9,753
 7/31/2009          $16,437          $13,071            $10,590
 8/31/2009          $16,943          $13,542            $11,026
 9/30/2009          $17,865          $14,183            $11,605
10/31/2009          $17,494          $13,946            $11,313
Total Returns         74.94%           39.46%             13.13%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/09
-------   --------
1-Year    +35.36%
5-Year     +2.41%
10-Year    +5.60%

CLASS C (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                                                     ML ALL TOTAL
                    FRANKLIN       MERRILL LYNCH        RETURN
                  CONVERTIBLE         ALL U.S.     ALTERNATIVES U.S.
               SECURITIES FUND -    CONVERTIBLES     CONVERTIBLES
   DATE             CLASS C            INDEX             INDEX
----------     -----------------   -------------   -----------------
 11/1/1999          $10,000           $10,000           $10,000
11/30/1999          $10,411           $10,580           $10,309
12/31/1999          $11,181           $12,013           $10,836
 1/31/2000          $11,427           $12,010           $10,598
 2/29/2000          $12,145           $13,020           $10,883
 3/31/2000          $12,544           $13,002           $10,713
 4/30/2000          $12,338           $12,105           $10,212
 5/31/2000          $12,129           $11,581           $ 9,870
 6/30/2000          $12,605           $12,177           $10,524
 7/31/2000          $12,395           $11,815           $10,245
 8/31/2000          $13,402           $12,723           $11,131
 9/30/2000          $13,284           $12,308           $10,741
10/31/2000          $12,954           $11,826           $10,219
11/30/2000          $11,785           $10,413           $ 8,944
12/31/2000          $12,813           $10,811           $ 9,379
 1/31/2001          $13,700           $11,484           $10,111
 2/28/2001          $12,900           $10,621           $ 9,331
 3/31/2001          $12,458           $10,162           $ 8,839
 4/30/2001          $13,320           $10,843           $ 9,642
 5/31/2001          $13,209           $10,776           $ 9,572
 6/30/2001          $12,957           $10,606           $ 9,477
 7/31/2001          $12,775           $10,453           $ 9,348
 8/31/2001          $12,379           $10,269           $ 9,154
 9/30/2001          $11,285           $ 9,656           $ 8,385
10/31/2001          $11,682           $ 9,854           $ 8,649
11/30/2001          $12,396           $10,118           $ 9,050
12/31/2001          $12,813           $10,331           $ 9,260
 1/31/2002          $12,572           $10,167           $ 8,980
 2/28/2002          $12,258           $ 9,879           $ 8,641
 3/31/2002          $12,837           $10,234           $ 9,038
 4/30/2002          $12,731           $10,085           $ 8,831
 5/31/2002          $12,475           $ 9,997           $ 8,744
 6/30/2002          $11,534           $ 9,455           $ 8,091
 7/31/2002          $10,543           $ 8,889           $ 7,373
 8/31/2002          $10,669           $ 8,999           $ 7,461
 9/30/2002          $10,070           $ 8,682           $ 6,887
10/31/2002          $10,239           $ 8,876           $ 7,126
11/30/2002          $11,034           $ 9,516           $ 7,819
12/31/2002          $10,741           $ 9,444           $ 7,610
 1/31/2003          $10,836           $ 9,596           $ 7,641
 2/28/2003          $10,788           $ 9,573           $ 7,429
 3/31/2003          $10,941           $ 9,735           $ 7,569
 4/30/2003          $11,662           $10,226           $ 8,062
 5/31/2003          $12,421           $10,702           $ 8,659
 6/30/2003          $12,626           $10,770           $ 8,726
 7/31/2003          $12,801           $10,800           $ 8,750
 8/31/2003          $12,917           $10,934           $ 8,971
 9/30/2003          $13,015           $11,069           $ 9,094
10/31/2003          $13,524           $11,467           $ 9,557
11/30/2003          $13,925           $11,654           $ 9,757
12/31/2003          $14,447           $12,008           $10,128
 1/31/2004          $14,892           $12,373           $10,501
 2/29/2004          $15,031           $12,471           $10,590
 3/31/2004          $15,172           $12,517           $10,633
 4/30/2004          $15,112           $12,215           $10,328
 5/31/2004          $15,162           $12,247           $10,391
 6/30/2004          $15,387           $12,445           $10,557
 7/31/2004          $14,984           $12,110           $10,173
 8/31/2004          $14,984           $12,135           $10,178
 9/30/2004          $15,392           $12,343           $10,429
10/31/2004          $15,311           $12,397           $10,472
11/30/2004          $16,053           $12,848           $10,977
12/31/2004          $16,628           $13,163           $11,361
 1/31/2005          $16,288           $12,875           $11,000
 2/28/2005          $16,309           $12,844           $11,008
 3/31/2005          $16,141           $12,548           $10,748
 4/30/2005          $15,707           $12,134           $10,339
 5/31/2005          $16,317           $12,446           $10,709
 6/30/2005          $16,777           $12,708           $10,971
 7/31/2005          $17,465           $13,154           $11,423
 8/31/2005          $17,444           $13,105           $11,394
 9/30/2005          $17,587           $13,235           $11,461
10/31/2005          $17,136           $12,955           $11,196
11/30/2005          $17,356           $13,190           $11,329
12/31/2005          $17,651           $13,296           $11,464
 1/31/2006          $18,246           $13,844           $12,008
 2/28/2006          $18,279           $13,812           $12,061
 3/31/2006          $18,447           $14,003           $12,244
 4/30/2006          $18,491           $14,122           $12,196
 5/31/2006          $18,204           $13,901           $12,047
 6/30/2006          $18,159           $13,899           $11,986
 7/31/2006          $18,070           $13,931           $12,095
 8/31/2006          $18,326           $14,118           $12,363
 9/30/2006          $18,607           $14,287           $12,591
10/31/2006          $19,112           $14,656           $12,941
11/30/2006          $19,628           $14,945           $13,173
12/31/2006          $19,646           $15,002           $13,223
 1/31/2007          $20,120           $15,327           $13,467
 2/28/2007          $20,071           $15,332           $13,517
 3/31/2007          $20,225           $15,378           $13,513
 4/30/2007          $20,714           $15,740           $13,878
 5/31/2007          $21,251           $16,096           $14,100
 6/30/2007          $20,971           $16,047           $14,096
 7/31/2007          $20,368           $15,662           $13,637
 8/31/2007          $20,331           $15,644           $13,612
 9/30/2007          $21,025           $16,206           $14,012
10/31/2007          $21,012           $16,520           $14,226
11/30/2007          $19,998           $15,883           $13,634
12/31/2007          $19,608           $15,682           $13,435
 1/31/2008          $19,153           $15,382           $13,308
 2/29/2008          $18,946           $15,287           $13,054
 3/31/2008          $18,266           $14,802           $12,478
 4/30/2008          $19,631           $15,570           $13,238
 5/31/2008          $19,969           $15,786           $13,332
 6/30/2008          $18,708           $15,027           $12,386
 7/31/2008          $18,147           $14,557           $12,073
 8/31/2008          $18,251           $14,503           $11,993
 9/30/2008          $15,693           $12,388           $10,073
10/31/2008          $12,649           $10,160           $ 7,893
11/30/2008          $11,814           $ 9,567           $ 7,445
12/31/2008          $12,572           $10,079           $ 7,994
 1/31/2009          $12,654           $10,091           $ 8,031
 2/28/2009          $12,077           $ 9,832           $ 7,812
 3/31/2009          $12,833           $10,362           $ 8,416
 4/30/2009          $14,123           $11,328           $ 9,094
 5/31/2009          $14,734           $11,962           $ 9,642
 6/30/2009          $15,017           $12,197           $ 9,753
 7/31/2009          $16,223           $13,071           $10,590
 8/31/2009          $16,713           $13,542           $11,026
 9/30/2009          $17,602           $14,183           $11,605
10/31/2009          $17,248           $13,946           $11,313
Total Returns         72.48%            39.46%            13.13%


                               Annual Report | 23

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   10/31/09
----------------   ---------
1-Year             +37.81%
5-Year              +3.26%
10-Year             +6.43%

ADVISOR CLASS (11/1/99-10/31/09)(8)

                              (PERFORMANCE GRAPH)

                                                    ML ALL TOTAL
                                                       RETURN
                    FRANKLIN          MERRILL       ALTERNATIVES
                  CONVERTIBLE      LYNCH ALL U.S.       U.S.
               SECURITIES FUND -    CONVERTIBLES    CONVERTIBLES
   DATE          ADVISOR CLASS         INDEX           INDEX
----------     -----------------   --------------   ------------
 11/1/1999          $10,000           $10,000         $10,000
11/30/1999          $10,416           $10,580         $10,309
12/31/1999          $11,198           $12,013         $10,836
 1/31/2000          $11,451           $12,010         $10,598
 2/29/2000          $12,166           $13,020         $10,883
 3/31/2000          $12,581           $13,002         $10,713
 4/30/2000          $12,384           $12,105         $10,212
 5/31/2000          $12,175           $11,581         $ 9,870
 6/30/2000          $12,666           $12,177         $10,524
 7/31/2000          $12,461           $11,815         $10,245
 8/31/2000          $13,486           $12,723         $11,131
 9/30/2000          $13,374           $12,308         $10,741
10/31/2000          $13,051           $11,826         $10,219
11/30/2000          $11,886           $10,413         $ 8,944
12/31/2000          $12,918           $10,811         $ 9,379
 1/31/2001          $13,843           $11,484         $10,111
 2/28/2001          $13,023           $10,621         $ 9,331
 3/31/2001          $12,586           $10,162         $ 8,839
 4/30/2001          $13,463           $10,843         $ 9,642
 5/31/2001          $13,368           $10,776         $ 9,572
 6/30/2001          $13,113           $10,606         $ 9,477
 7/31/2001          $12,946           $10,453         $ 9,348
 8/31/2001          $12,545           $10,269         $ 9,154
 9/30/2001          $11,439           $ 9,656         $ 8,385
10/31/2001          $11,856           $ 9,854         $ 8,649
11/30/2001          $12,595           $10,118         $ 9,050
12/31/2001          $13,023           $10,331         $ 9,260
 1/31/2002          $12,786           $10,167         $ 8,980
 2/28/2002          $12,466           $ 9,879         $ 8,641
 3/31/2002          $13,070           $10,234         $ 9,038
 4/30/2002          $12,970           $10,085         $ 8,831
 5/31/2002          $12,710           $ 9,997         $ 8,744
 6/30/2002          $11,763           $ 9,455         $ 8,091
 7/31/2002          $10,765           $ 8,889         $ 7,373
 8/31/2002          $10,891           $ 8,999         $ 7,461
 9/30/2002          $10,290           $ 8,682         $ 6,887
10/31/2002          $10,464           $ 8,876         $ 7,126
11/30/2002          $11,282           $ 9,516         $ 7,819
12/31/2002          $10,998           $ 9,444         $ 7,610
 1/31/2003          $11,095           $ 9,596         $ 7,641
 2/28/2003          $11,056           $ 9,573         $ 7,429
 3/31/2003          $11,218           $ 9,735         $ 7,569
 4/30/2003          $11,973           $10,226         $ 8,062
 5/31/2003          $12,758           $10,702         $ 8,659
 6/30/2003          $12,968           $10,770         $ 8,726
 7/31/2003          $13,166           $10,800         $ 8,750
 8/31/2003          $13,295           $10,934         $ 8,971
 9/30/2003          $13,396           $11,069         $ 9,094
10/31/2003          $13,927           $11,467         $ 9,557
11/30/2003          $14,358           $11,654         $ 9,757
12/31/2003          $14,896           $12,008         $10,128
 1/31/2004          $15,362           $12,373         $10,501
 2/29/2004          $15,514           $12,471         $10,590
 3/31/2004          $15,678           $12,517         $10,633
 4/30/2004          $15,617           $12,215         $10,328
 5/31/2004          $15,678           $12,247         $10,391
 6/30/2004          $15,926           $12,445         $10,557
 7/31/2004          $15,522           $12,110         $10,173
 8/31/2004          $15,533           $12,135         $10,178
 9/30/2004          $15,959           $12,343         $10,429
10/31/2004          $15,886           $12,397         $10,472
11/30/2004          $16,661           $12,848         $10,977
12/31/2004          $17,282           $13,163         $11,361
 1/31/2005          $16,931           $12,875         $11,000
 2/28/2005          $16,974           $12,844         $11,008
 3/31/2005          $16,799           $12,548         $10,748
 4/30/2005          $16,361           $12,134         $10,339
 5/31/2005          $17,002           $12,446         $10,709
 6/30/2005          $17,498           $12,708         $10,971
 7/31/2005          $18,232           $13,154         $11,423
 8/31/2005          $18,210           $13,105         $11,394
 9/30/2005          $18,380           $13,235         $11,461
10/31/2005          $17,912           $12,955         $11,196
11/30/2005          $18,152           $13,190         $11,329
12/31/2005          $18,480           $13,296         $11,464
 1/31/2006          $19,110           $13,844         $12,008
 2/28/2006          $19,167           $13,812         $12,061
 3/31/2006          $19,353           $14,003         $12,244
 4/30/2006          $19,410           $14,122         $12,196
 5/31/2006          $19,111           $13,901         $12,047
 6/30/2006          $19,077           $13,899         $11,986
 7/31/2006          $18,996           $13,931         $12,095
 8/31/2006          $19,286           $14,118         $12,363
 9/30/2006          $19,591           $14,287         $12,591
10/31/2006          $20,142           $14,656         $12,941
11/30/2006          $20,692           $14,945         $13,173
12/31/2006          $20,726           $15,002         $13,223
 1/31/2007          $21,234           $15,327         $13,467
 2/28/2007          $21,196           $15,332         $13,517
 3/31/2007          $21,370           $15,378         $13,513
 4/30/2007          $21,894           $15,740         $13,878
 5/31/2007          $22,482           $16,096         $14,100
 6/30/2007          $22,190           $16,047         $14,096
 7/31/2007          $21,571           $15,662         $13,637
 8/31/2007          $21,545           $15,644         $13,612
 9/30/2007          $22,303           $16,206         $14,012
10/31/2007          $22,290           $16,520         $14,226
11/30/2007          $21,236           $15,883         $13,634
12/31/2007          $20,829           $15,682         $13,435
 1/31/2008          $20,364           $15,382         $13,308
 2/29/2008          $20,146           $15,287         $13,054
 3/31/2008          $19,443           $14,802         $12,478
 4/30/2008          $20,910           $15,570         $13,238
 5/31/2008          $21,294           $15,786         $13,332
 6/30/2008          $19,957           $15,027         $12,386
 7/31/2008          $19,378           $14,557         $12,073
 8/31/2008          $19,502           $14,503         $11,993
 9/30/2008          $16,790           $12,388         $10,073
10/31/2008          $13,535           $10,160         $ 7,893
11/30/2008          $12,664           $ 9,567         $ 7,445
12/31/2008          $13,491           $10,079         $ 7,994
 1/31/2009          $13,593           $10,091         $ 8,031
 2/28/2009          $12,965           $ 9,832         $ 7,812
 3/31/2009          $13,806           $10,362         $ 8,416
 4/30/2009          $15,210           $11,328         $ 9,094
 5/31/2009          $15,876           $11,962         $ 9,642
 6/30/2009          $16,183           $12,197         $ 9,753
 7/31/2009          $17,501           $13,071         $10,590
 8/31/2009          $18,055           $13,542         $11,026
 9/30/2009          $19,031           $14,183         $11,605
10/31/2009          $18,652           $13,946         $11,313
Total Returns         86.52%            39.46%          13.13%

ENDNOTES

THE FUND MAY INVEST IN HIGH YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY VOLATILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/09.

(6.) The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -13.08% and -9.14%.

(9.) Source: (C) 2009 Morningstar. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The ML All Total Return Alternatives U.S. Convertibles Index consists of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.


                               24 | Annual Report

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,223.90               $5.27
Hypothetical (5% return before expenses)         $1,000           $1,020.47               $4.79
CLASS C
Actual                                           $1,000           $1,221.20               $9.46
Hypothetical (5% return before expenses)         $1,000           $1,016.69               $8.59
ADVISOR CLASS
Actual                                           $1,000           $1,226.30               $3.87
Hypothetical (5% return before expenses)         $1,000           $1,021.73               $3.52

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.94%, C: 1.69%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               26 | Annual Report

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Equity Income Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Equity Income Fund - Class A delivered a +13.77% cumulative total return. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +9.80% total return.(1) The Fund also outperformed its peers in the Lipper Equity Income Funds Classification Average, which returned +9.29% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

INVESTMENT STRATEGY

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies we believe are financially strong but undervalued by the market. To identify such companies, we use a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per share dividends by its per-share market price). Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/09, there were 301 funds in this category. Lipper calculations do not include sales charges, or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 76.


                               Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

Information Technology                      14.9%
Health Care                                 14.3%
Industrials                                 14.0%
Financials                                  13.9%
Energy                                      12.0%
Consumer Staples                             7.3%
Utilities                                    7.1%
Consumer Discretionary                       6.7%
Telecommunication Services                   4.4%
Materials                                    3.2%
Short-Term Investments & Other Net Assets    2.2%

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/08-10/31/09

                                          DIVIDEND PER SHARE
               ---------------------------------------------------------------------
MONTH            CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
-----          -----------   -----------   -----------   -----------   -------------
November        3.50 cents    2.59 cents    2.58 cents    3.18 cents     3.84 cents
December **    11.50 cents   10.76 cents   10.77 cents   11.27 cents    11.75 cents
January         3.50 cents    2.76 cents    2.77 cents    3.27 cents     3.75 cents
February        3.50 cents    2.76 cents    2.77 cents    3.27 cents     3.75 cents
March           3.50 cents    2.91 cents    2.90 cents    3.31 cents     3.70 cents
April           3.50 cents    2.91 cents    2.90 cents    3.31 cents     3.70 cents
May             3.50 cents    2.91 cents    2.90 cents    3.31 cents     3.70 cents
June            3.50 cents    2.85 cents    2.84 cents    3.28 cents     3.72 cents
July            3.50 cents    2.85 cents    2.84 cents    3.28 cents     3.72 cents
August          3.50 cents    2.85 cents    2.84 cents    3.28 cents     3.72 cents
September       3.50 cents    2.64 cents    2.64 cents    3.20 cents     3.78 cents
October         3.50 cents    2.64 cents    2.64 cents    3.20 cents     3.78 cents
               -----------   -----------   -----------   -----------    -----------
TOTAL          50.00 CENTS   41.43 CENTS   41.39 CENTS   47.16 CENTS    52.91 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 8.00 cent per share distribution to meet excise tax requirements.

MANAGER'S DISCUSSION

Fund performance was aided generally by a broad-based rally across equity markets since March 2009. More specifically, the Fund's investments in the health care, information technology and energy sectors contributed to Fund returns. A large portion of the Fund's health care holdings were in the pharmaceuticals industry, where Schering-Plough and Mylan produced strong results. Schering-Plough's share price surged as the company agreed to be acquired by Merck. The Fund's investment in Mylan began to benefit from recent acquisitions as company management worked to integrate those acquisitions, extract synergies and improve operating margins. Information technology stocks benefited as market sentiment shifted on expectations of a long-awaited replacement cycle for technology products, which was essentially put on hold during the recession. The Fund's strongest performers within the sector included microchip manufacturers Intel and Microchip Technology, computer hardware maker International Business Machines and software giant Microsoft. The Fund's results within the energy sector were lifted by strong returns for Halliburton, one of the world's largest oilfield services companies, and Spectra Energy, which operates natural gas pipelines and storage facilities across the U.S. and Canada.

The Fund also had several detractors from performance, including some holdings in the materials sector, where investments in Dow Chemical (sold by


                               28 | Annual Report
period-end) and aluminum producer Alcoa (sold by period-end) depreciated significantly. The troubled financials sector also weighed on the Fund's results. Large banks Citigroup (sold by period-end) and Bank of America, insurers Marsh & McLennan and Aflac, and mortgage lender Fannie Mae suffered heavy stock price declines despite rebounding somewhat in the latter half of the reporting period. In other sectors, weak results stemmed from industrial conglomerate General Electric, automaker General Motors (sold by period-end), cruise line operator Carnival and upscale retailer Nordstrom (sold by period-end).

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott

Alan E. Muschott, CFA

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks

Edward D. Perks, CFA

(PHOTO OF FRANK M. FELICELLI)


/s/ Frank M. Felicelli

Frank M. Felicelli, CFA

Portfolio Management Team
Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
JPMorgan Chase & Co.                        3.7%
   FINANCIALS
Wells Fargo & Co.                           3.3%
   FINANCIALS
Microsoft Corp.                             3.2%
   INFORMATION TECHNOLOGY
Chevron Corp.                               2.8%
   ENERGY
Schering-Plough Corp.                       2.8%
   HEALTH CARE
Johnson & Johnson                           2.8%
   HEALTH CARE
The Coca-Cola Co.                           2.7%
   CONSUMER STAPLES
International Business Machines Corp.       2.6%
   INFORMATION TECHNOLOGY
Microchip Technology Inc.                   2.6%
   INFORMATION TECHNOLOGY
Intel Corp.                                 2.6%
   INFORMATION TECHNOLOGY


                               Annual Report | 29

Performance Summary as of 10/31/09

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISEX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.18    $14.06     $12.88
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.5000

CLASS B (SYMBOL: FBEIX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.16    $13.98     $12.82
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.4143

CLASS C (SYMBOL: FRETX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.17    $14.00     $12.83
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.4139

CLASS R (SYMBOL: FREIX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.18    $14.07     $12.89
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.4716

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/09   10/31/08
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        +$1.19    $14.07     $12.88
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.5291


                               30 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR: NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR   10-YEAR
-------                                        -------   ------   -------
Cumulative Total Return(1)                      +13.77%   -6.02%   +19.76%
Average Annual Total Return(2)                   +7.19%   -2.39%    +1.22%
Value of $10,000 Investment(3)                 $10,719   $8,859   $11,288
Avg. Ann. Total Return (9/30/09)(4)              -9.82%   -2.27%    +1.47%
   Distribution Rate(5)                 2.82%
   30-Day Standardized Yield(6)         2.47%
   Total Annual Operating Expenses(7)   0.97%

CLASS B                                         1-YEAR   5-YEAR   10-YEAR
-------                                        -------   ------   -------
Cumulative Total Return(1)                      +12.87%   -9.47%   +12.79%
Average Annual Total Return(2)                   +8.87%   -2.28%    +1.21%
Value of $10,000 Investment(3)                 $10,887   $8,910   $11,279
Avg. Ann. Total Return (9/30/09)(4)              -8.76%   -2.17%    +1.46%
   Distribution Rate(5)                 2.27%
   30-Day Standardized Yield(6)         1.86%
   Total Annual Operating Expenses(7)   1.72%

CLASS C                                         1-YEAR   5-YEAR   10-YEAR
-------                                        -------   ------   -------
Cumulative Total Return(1)                      +12.94%   -9.39%   +11.19%
Average Annual Total Return(2)                  +11.94%   -1.95%    +1.07%
Value of $10,000 Investment(3)                 $11,194   $9,061   $11,119
Avg. Ann. Total Return (9/30/09)(4)              -6.01%   -1.86%    +1.31%
   Distribution Rate(5)                 2.26%
   30-Day Standardized Yield(6)         1.86%
   Total Annual Operating Expenses(7)   1.72%

CLASS R                                         1-YEAR   5-YEAR   INCEPTION (8/1/02)
-------                                        -------   ------   ------------------
Cumulative Total Return(1)                      +13.49%   -7.22%         +17.71%
Average Annual Total Return(2)                  +13.49%   -1.49%          +2.27%
Value of $10,000 Investment(3)                 $11,349   $9,278         $11,771
Avg. Ann. Total Return (9/30/09)(4)              -4.61%   -1.38%          +2.35%
   Distribution Rate(5)                 2.73%
   30-Day Standardized Yield(6)         2.37%
   Total Annual Operating Expenses(7)   1.22%

ADVISOR CLASS(8)                                1-YEAR   5-YEAR   10-YEAR
----------------                               -------   ------   -------
Cumulative Total Return(1)                      +14.12%   -5.63%   +20.26%
Average Annual Total Return(2)                  +14.12%   -1.15%    +1.86%
Value of $10,000 Investment(3)                 $11,412   $9,437   $12,026
Avg. Ann. Total Return (9/30/09)(4)              -4.14%   -1.05%    +2.10%
   Distribution Rate(5)                 3.22%
   30-Day Standardized Yield(6)         2.87%
   Total Annual Operating Expenses(7)   0.72%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 31

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/09
-------   --------
1-Year      +7.19%
5-Year      -2.39%
10-Year     +1.22%

CLASS A (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                   LIPPER EQUITY
                 INCOME FUND -                    INCOME FUNDS
    DATE            CLASS A       S&P 500 INDEX      AVERAGE        CPI
-------------   ---------------   -------------   -------------   -------
    11/1/1999       $ 9,426          $10,000         $10,000      $10,000
   11/30/1999       $ 9,324          $10,203         $ 9,950      $10,006
   12/31/1999       $ 9,350          $10,804         $10,080      $10,006
    1/31/2000       $ 9,060          $10,261         $ 9,736      $10,036
    2/29/2000       $ 8,578          $10,067         $ 9,203      $10,095
    3/31/2000       $ 9,396          $11,052         $10,093      $10,178
    4/30/2000       $ 9,494          $10,719         $10,052      $10,184
    5/31/2000       $ 9,688          $10,500         $10,223      $10,196
    6/30/2000       $ 9,474          $10,758         $ 9,978      $10,250
    7/31/2000       $ 9,561          $10,590         $10,026      $10,273
    8/31/2000       $10,237          $11,248         $10,609      $10,273
    9/30/2000       $10,389          $10,654         $10,665      $10,327
   10/31/2000       $10,750          $10,609         $10,873      $10,345
   11/30/2000       $10,518          $ 9,773         $10,500      $10,351
   12/31/2000       $11,090          $ 9,821         $11,054      $10,345
    1/31/2001       $11,203          $10,169         $11,148      $10,410
    2/28/2001       $10,975          $ 9,242         $10,845      $10,452
    3/31/2001       $10,636          $ 8,656         $10,503      $10,476
    4/30/2001       $11,148          $ 9,329         $11,079      $10,517
    5/31/2001       $11,318          $ 9,391         $11,261      $10,565
    6/30/2001       $11,134          $ 9,163         $10,989      $10,583
    7/31/2001       $11,282          $ 9,073         $10,966      $10,553
    8/31/2001       $10,990          $ 8,505         $10,625      $10,553
    9/30/2001       $10,154          $ 7,818         $ 9,919      $10,600
   10/31/2001       $10,081          $ 7,967         $ 9,947      $10,565
   11/30/2001       $10,690          $ 8,578         $10,443      $10,547
   12/31/2001       $10,942          $ 8,653         $10,661      $10,505
    1/31/2002       $10,920          $ 8,527         $10,534      $10,529
    2/28/2002       $11,060          $ 8,363         $10,581      $10,571
    3/31/2002       $11,396          $ 8,677         $10,998      $10,630
    4/30/2002       $11,051          $ 8,151         $10,656      $10,690
    5/31/2002       $11,185          $ 8,091         $10,638      $10,690
    6/30/2002       $10,508          $ 7,515         $ 9,991      $10,696
    7/31/2002       $ 9,644          $ 6,929         $ 9,163      $10,707
    8/31/2002       $ 9,704          $ 6,974         $ 9,251      $10,743
    9/30/2002       $ 8,544          $ 6,216         $ 8,291      $10,761
   10/31/2002       $ 9,030          $ 6,764         $ 8,772      $10,779
   11/30/2002       $ 9,652          $ 7,162         $ 9,279      $10,779
   12/31/2002       $ 9,289          $ 6,741         $ 8,950      $10,755
    1/31/2003       $ 8,918          $ 6,564         $ 8,691      $10,803
    2/28/2003       $ 8,577          $ 6,466         $ 8,463      $10,886
    3/31/2003       $ 8,572          $ 6,529         $ 8,482      $10,951
    4/30/2003       $ 9,220          $ 7,066         $ 9,136      $10,927
    5/31/2003       $ 9,846          $ 7,439         $ 9,724      $10,910
    6/30/2003       $10,008          $ 7,534         $ 9,840      $10,922
    7/31/2003       $10,039          $ 7,666         $ 9,952      $10,933
    8/31/2003       $10,172          $ 7,816         $10,114      $10,975
    9/30/2003       $10,131          $ 7,733         $10,029      $11,011
   10/31/2003       $10,721          $ 8,170         $10,529      $10,999
   11/30/2003       $10,854          $ 8,242         $10,667      $10,969
   12/31/2003       $11,600          $ 8,674         $11,297      $10,957
    1/31/2004       $11,771          $ 8,834         $11,436      $11,011
    2/29/2004       $11,953          $ 8,956         $11,658      $11,070
    3/31/2004       $11,780          $ 8,821         $11,542      $11,141
    4/30/2004       $11,623          $ 8,683         $11,329      $11,177
    5/31/2004       $11,698          $ 8,802         $11,392      $11,243
    6/30/2004       $11,974          $ 8,973         $11,655      $11,278
    7/31/2004       $11,756          $ 8,676         $11,417      $11,260
    8/31/2004       $11,916          $ 8,711         $11,541      $11,266
    9/30/2004       $11,985          $ 8,806         $11,710      $11,290
   10/31/2004       $12,011          $ 8,940         $11,838      $11,350
   11/30/2004       $12,479          $ 9,302         $12,377      $11,356
   12/31/2004       $12,815          $ 9,618         $12,753      $11,314
    1/31/2005       $12,569          $ 9,384         $12,525      $11,338
    2/28/2005       $13,016          $ 9,581         $12,927      $11,403
    3/31/2005       $12,695          $ 9,412         $12,708      $11,492
    4/30/2005       $12,542          $ 9,233         $12,493      $11,570
    5/31/2005       $12,712          $ 9,527         $12,763      $11,558
    6/30/2005       $12,788          $ 9,541         $12,895      $11,564
    7/31/2005       $12,982          $ 9,895         $13,291      $11,617
    8/31/2005       $12,940          $ 9,805         $13,204      $11,677
    9/30/2005       $13,079          $ 9,885         $13,314      $11,819
   10/31/2005       $12,843          $ 9,720         $13,046      $11,843
   11/30/2005       $13,152          $10,087         $13,408      $11,748
   12/31/2005       $13,226          $10,091         $13,476      $11,700
    1/31/2006       $13,552          $10,358         $13,919      $11,790
    2/28/2006       $13,573          $10,386         $13,970      $11,813
    3/31/2006       $13,672          $10,515         $14,161      $11,879
    4/30/2006       $14,018          $10,657         $14,484      $11,980
    5/31/2006       $13,687          $10,350         $14,152      $12,039
    6/30/2006       $13,768          $10,364         $14,200      $12,063
    7/31/2006       $13,875          $10,428         $14,423      $12,099
    8/31/2006       $14,158          $10,676         $14,684      $12,122
    9/30/2006       $14,474          $10,951         $14,922      $12,063
   10/31/2006       $14,903          $11,308         $15,379      $11,998
   11/30/2006       $15,148          $11,523         $15,680      $11,980
   12/31/2006       $15,390          $11,685         $15,964      $11,998
    1/31/2007       $15,567          $11,861         $16,165      $12,034
    2/28/2007       $15,399          $11,629         $16,005      $12,099
    3/31/2007       $15,528          $11,759         $16,224      $12,209
    4/30/2007       $16,224          $12,280         $16,862      $12,288
    5/31/2007       $16,842          $12,709         $17,432      $12,363
    6/30/2007       $16,481          $12,498         $17,153      $12,387
    7/31/2007       $15,672          $12,110         $16,566      $12,384
    8/31/2007       $15,874          $12,292         $16,797      $12,361
    9/30/2007       $16,125          $12,751         $17,314      $12,395
   10/31/2007       $16,005          $12,954         $17,482      $12,422
   11/30/2007       $15,007          $12,413         $16,807      $12,496
   12/31/2007       $14,844          $12,327         $16,657      $12,487
    1/31/2008       $14,598          $11,587         $15,928      $12,549
    2/29/2008       $13,921          $11,211         $15,461      $12,586
    3/31/2008       $13,804          $11,162         $15,359      $12,695
    4/30/2008       $14,492          $11,706         $15,974      $12,772
    5/31/2008       $14,503          $11,858         $16,154      $12,879
    6/30/2008       $13,111          $10,858         $14,781      $13,009
    7/31/2008       $12,857          $10,767         $14,669      $13,078
    8/31/2008       $13,052          $10,923         $14,836      $13,025
    9/30/2008       $11,844          $ 9,949         $13,741      $13,007
   10/31/2008       $ 9,922          $ 8,278         $11,600      $12,876
   11/30/2008       $ 9,464          $ 7,684         $10,837      $12,629
   12/31/2008       $ 9,596          $ 7,766         $11,072      $12,499
    1/31/2009       $ 8,709          $ 7,111         $10,089      $12,553
    2/28/2009       $ 7,953          $ 6,354         $ 9,012      $12,616
    3/31/2009       $ 8,696          $ 6,911         $ 9,699      $12,646
    4/30/2009       $ 9,315          $ 7,572         $10,552      $12,678
    5/31/2009       $ 9,881          $ 7,996         $11,214      $12,714
    6/30/2009       $ 9,901          $ 8,012         $11,206      $12,824
    7/31/2009       $10,598          $ 8,618         $12,038      $12,803
    8/31/2009       $10,953          $ 8,929         $12,476      $12,832
    9/30/2009       $11,333          $ 9,262         $12,877      $12,840
   10/31/2009       $11,288          $ 9,090         $12,690      $12,852
Total Returns         12.88%           -9.10%          26.90%       28.52%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   10/31/09
-------   --------
1-Year      +8.87%
5-Year      -2.28%
10-Year     +1.21%

CLASS B (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                   LIPPER EQUITY
                 INCOME FUND -                    INCOME FUNDS
    DATE            CLASS B       S&P 500 INDEX      AVERAGE        CPI
-------------   ---------------   -------------   -------------   -------
    11/1/1999       $10,000          $10,000         $10,000      $10,000
   11/30/1999       $ 9,881          $10,203         $ 9,950      $10,006
   12/31/1999       $ 9,914          $10,804         $10,080      $10,006
    1/31/2000       $ 9,594          $10,261         $ 9,736      $10,036
    2/29/2000       $ 9,081          $10,067         $ 9,203      $10,095
    3/31/2000       $ 9,936          $11,052         $10,093      $10,178
    4/30/2000       $10,029          $10,719         $10,052      $10,184
    5/31/2000       $10,229          $10,500         $10,223      $10,196
    6/30/2000       $ 9,997          $10,758         $ 9,978      $10,250
    7/31/2000       $10,084          $10,590         $10,026      $10,273
    8/31/2000       $10,787          $11,248         $10,609      $10,273
    9/30/2000       $10,948          $10,654         $10,665      $10,327
   10/31/2000       $11,317          $10,609         $10,873      $10,345
   11/30/2000       $11,066          $ 9,773         $10,500      $10,351
   12/31/2000       $11,656          $ 9,821         $11,054      $10,345
    1/31/2001       $11,774          $10,169         $11,148      $10,410
    2/28/2001       $11,527          $ 9,242         $10,845      $10,452
    3/31/2001       $11,162          $ 8,656         $10,503      $10,476
    4/30/2001       $11,694          $ 9,329         $11,079      $10,517
    5/31/2001       $11,866          $ 9,391         $11,261      $10,565
    6/30/2001       $11,660          $ 9,163         $10,989      $10,583
    7/31/2001       $11,809          $ 9,073         $10,966      $10,553
    8/31/2001       $11,495          $ 8,505         $10,625      $10,553
    9/30/2001       $10,617          $ 7,818         $ 9,919      $10,600
   10/31/2001       $10,528          $ 7,967         $ 9,947      $10,565
   11/30/2001       $11,159          $ 8,578         $10,443      $10,547
   12/31/2001       $11,416          $ 8,653         $10,661      $10,505
    1/31/2002       $11,387          $ 8,527         $10,534      $10,529
    2/28/2002       $11,522          $ 8,363         $10,581      $10,571
    3/31/2002       $11,872          $ 8,677         $10,998      $10,630
    4/30/2002       $11,504          $ 8,151         $10,656      $10,690
    5/31/2002       $11,637          $ 8,091         $10,638      $10,690
    6/30/2002       $10,924          $ 7,515         $ 9,991      $10,696
    7/31/2002       $10,022          $ 6,929         $ 9,163      $10,707
    8/31/2002       $10,077          $ 6,974         $ 9,251      $10,743
    9/30/2002       $ 8,868          $ 6,216         $ 8,291      $10,761
   10/31/2002       $ 9,362          $ 6,764         $ 8,772      $10,779
   11/30/2002       $10,009          $ 7,162         $ 9,279      $10,779
   12/31/2002       $ 9,626          $ 6,741         $ 8,950      $10,755
    1/31/2003       $ 9,229          $ 6,564         $ 8,691      $10,803
    2/28/2003       $ 8,876          $ 6,466         $ 8,463      $10,886
    3/31/2003       $ 8,859          $ 6,529         $ 8,482      $10,951
    4/30/2003       $ 9,526          $ 7,066         $ 9,136      $10,927
    5/31/2003       $10,164          $ 7,439         $ 9,724      $10,910
    6/30/2003       $10,326          $ 7,534         $ 9,840      $10,922
    7/31/2003       $10,353          $ 7,666         $ 9,952      $10,933
    8/31/2003       $10,485          $ 7,816         $10,114      $10,975
    9/30/2003       $10,436          $ 7,733         $10,029      $11,011
   10/31/2003       $11,033          $ 8,170         $10,529      $10,999
   11/30/2003       $11,164          $ 8,242         $10,667      $10,969
   12/31/2003       $11,928          $ 8,674         $11,297      $10,957
    1/31/2004       $12,097          $ 8,834         $11,436      $11,011
    2/29/2004       $12,278          $ 8,956         $11,658      $11,070
    3/31/2004       $12,091          $ 8,821         $11,542      $11,141
    4/30/2004       $11,922          $ 8,683         $11,329      $11,177
    5/31/2004       $11,991          $ 8,802         $11,392      $11,243
    6/30/2004       $12,267          $ 8,973         $11,655      $11,278
    7/31/2004       $12,035          $ 8,676         $11,417      $11,260
    8/31/2004       $12,192          $ 8,711         $11,541      $11,266
    9/30/2004       $12,256          $ 8,806         $11,710      $11,290
   10/31/2004       $12,269          $ 8,940         $11,838      $11,350
   11/30/2004       $12,741          $ 9,302         $12,377      $11,356
   12/31/2004       $13,078          $ 9,618         $12,753      $11,314
    1/31/2005       $12,819          $ 9,384         $12,525      $11,338
    2/28/2005       $13,263          $ 9,581         $12,927      $11,403
    3/31/2005       $12,932          $ 9,412         $12,708      $11,492
    4/30/2005       $12,767          $ 9,233         $12,493      $11,570
    5/31/2005       $12,938          $ 9,527         $12,763      $11,558
    6/30/2005       $13,002          $ 9,541         $12,895      $11,564
    7/31/2005       $13,193          $ 9,895         $13,291      $11,617
    8/31/2005       $13,141          $ 9,805         $13,204      $11,677
    9/30/2005       $13,275          $ 9,885         $13,314      $11,819
   10/31/2005       $13,026          $ 9,720         $13,046      $11,843
   11/30/2005       $13,332          $10,087         $13,408      $11,748
   12/31/2005       $13,400          $10,091         $13,476      $11,700
    1/31/2006       $13,722          $10,358         $13,919      $11,790
    2/28/2006       $13,735          $10,386         $13,970      $11,813
    3/31/2006       $13,827          $10,515         $14,161      $11,879
    4/30/2006       $14,170          $10,657         $14,484      $11,980
    5/31/2006       $13,819          $10,350         $14,152      $12,039
    6/30/2006       $13,891          $10,364         $14,200      $12,063
    7/31/2006       $13,997          $10,428         $14,423      $12,099
    8/31/2006       $14,269          $10,676         $14,684      $12,122
    9/30/2006       $14,580          $10,951         $14,922      $12,063
   10/31/2006       $15,005          $11,308         $15,379      $11,998
   11/30/2006       $15,237          $11,523         $15,680      $11,980
   12/31/2006       $15,479          $11,685         $15,964      $11,998
    1/31/2007       $15,641          $11,861         $16,165      $12,034
    2/28/2007       $15,462          $11,629         $16,005      $12,099
    3/31/2007       $15,582          $11,759         $16,224      $12,209
    4/30/2007       $16,273          $12,280         $16,862      $12,288
    5/31/2007       $16,879          $12,709         $17,432      $12,363
    6/30/2007       $16,513          $12,498         $17,153      $12,387
    7/31/2007       $15,689          $12,110         $16,566      $12,384
    8/31/2007       $15,881          $12,292         $16,797      $12,361
    9/30/2007       $16,124          $12,751         $17,314      $12,395
   10/31/2007       $15,993          $12,954         $17,482      $12,422
   11/30/2007       $14,995          $12,413         $16,807      $12,496
   12/31/2007       $14,832          $12,327         $16,657      $12,487
    1/31/2008       $14,585          $11,587         $15,928      $12,549
    2/29/2008       $13,909          $11,211         $15,461      $12,586
    3/31/2008       $13,792          $11,162         $15,359      $12,695
    4/30/2008       $14,479          $11,706         $15,974      $12,772
    5/31/2008       $14,489          $11,858         $16,154      $12,879
    6/30/2008       $13,098          $10,858         $14,781      $13,009
    7/31/2008       $12,844          $10,767         $14,669      $13,078
    8/31/2008       $13,039          $10,923         $14,836      $13,025
    9/30/2008       $11,833          $ 9,949         $13,741      $13,007
   10/31/2008       $ 9,912          $ 8,278         $11,600      $12,876
   11/30/2008       $ 9,455          $ 7,684         $10,837      $12,629
   12/31/2008       $ 9,587          $ 7,766         $11,072      $12,499
    1/31/2009       $ 8,701          $ 7,111         $10,089      $12,553
    2/28/2009       $ 7,945          $ 6,354         $ 9,012      $12,616
    3/31/2009       $ 8,688          $ 6,911         $ 9,699      $12,646
    4/30/2009       $ 9,306          $ 7,572         $10,552      $12,678
    5/31/2009       $ 9,872          $ 7,996         $11,214      $12,714
    6/30/2009       $ 9,892          $ 8,012         $11,206      $12,824
    7/31/2009       $10,588          $ 8,618         $12,038      $12,803
    8/31/2009       $10,943          $ 8,929         $12,476      $12,832
    9/30/2009       $11,322          $ 9,262         $12,877      $12,840
   10/31/2009       $11,279          $ 9,090         $12,690      $12,852

Total Returns         12.79%           -9.10%          26.90%       28.52%


                               32 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/09
-------   --------
1-Year     +11.94%
5-Year      -1.95%
10-Year     +1.07%

CLASS C (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                   LIPPER EQUITY
                 INCOME FUND -                    INCOME FUNDS
    DATE            CLASS C       S&P 500 INDEX      AVERAGE        CPI
-------------   ---------------   -------------   -------------   -------
    11/1/1999       $10,000          $10,000         $10,000      $10,000
   11/30/1999       $ 9,885          $10,203         $ 9,950      $10,006
   12/31/1999       $ 9,906          $10,804         $10,080      $10,006
    1/31/2000       $ 9,590          $10,261         $ 9,736      $10,036
    2/29/2000       $ 9,077          $10,067         $ 9,203      $10,095
    3/31/2000       $ 9,937          $11,052         $10,093      $10,178
    4/30/2000       $10,035          $10,719         $10,052      $10,184
    5/31/2000       $10,234          $10,500         $10,223      $10,196
    6/30/2000       $10,002          $10,758         $ 9,978      $10,250
    7/31/2000       $10,088          $10,590         $10,026      $10,273
    8/31/2000       $10,791          $11,248         $10,609      $10,273
    9/30/2000       $10,952          $10,654         $10,665      $10,327
   10/31/2000       $11,326          $10,609         $10,873      $10,345
   11/30/2000       $11,075          $ 9,773         $10,500      $10,351
   12/31/2000       $11,665          $ 9,821         $11,054      $10,345
    1/31/2001       $11,777          $10,169         $11,148      $10,410
    2/28/2001       $11,529          $ 9,242         $10,845      $10,452
    3/31/2001       $11,170          $ 8,656         $10,503      $10,476
    4/30/2001       $11,702          $ 9,329         $11,079      $10,517
    5/31/2001       $11,867          $ 9,391         $11,261      $10,565
    6/30/2001       $11,667          $ 9,163         $10,989      $10,583
    7/31/2001       $11,815          $ 9,073         $10,966      $10,553
    8/31/2001       $11,501          $ 8,505         $10,625      $10,553
    9/30/2001       $10,616          $ 7,818         $ 9,919      $10,600
   10/31/2001       $10,533          $ 7,967         $ 9,947      $10,565
   11/30/2001       $11,164          $ 8,578         $10,443      $10,547
   12/31/2001       $11,422          $ 8,653         $10,661      $10,505
    1/31/2002       $11,393          $ 8,527         $10,534      $10,529
    2/28/2002       $11,527          $ 8,363         $10,581      $10,571
    3/31/2002       $11,871          $ 8,677         $10,998      $10,630
    4/30/2002       $11,510          $ 8,151         $10,656      $10,690
    5/31/2002       $11,637          $ 8,091         $10,638      $10,690
    6/30/2002       $10,929          $ 7,515         $ 9,991      $10,696
    7/31/2002       $10,027          $ 6,929         $ 9,163      $10,707
    8/31/2002       $10,082          $ 6,974         $ 9,251      $10,743
    9/30/2002       $ 8,873          $ 6,216         $ 8,291      $10,761
   10/31/2002       $ 9,367          $ 6,764         $ 8,772      $10,779
   11/30/2002       $10,015          $ 7,162         $ 9,279      $10,779
   12/31/2002       $ 9,626          $ 6,741         $ 8,950      $10,755
    1/31/2003       $ 9,236          $ 6,564         $ 8,691      $10,803
    2/28/2003       $ 8,876          $ 6,466         $ 8,463      $10,886
    3/31/2003       $ 8,866          $ 6,529         $ 8,482      $10,951
    4/30/2003       $ 9,533          $ 7,066         $ 9,136      $10,927
    5/31/2003       $10,170          $ 7,439         $ 9,724      $10,910
    6/30/2003       $10,332          $ 7,534         $ 9,840      $10,922
    7/31/2003       $10,352          $ 7,666         $ 9,952      $10,933
    8/31/2003       $10,489          $ 7,816         $10,114      $10,975
    9/30/2003       $10,441          $ 7,733         $10,029      $11,011
   10/31/2003       $11,037          $ 8,170         $10,529      $10,999
   11/30/2003       $11,168          $ 8,242         $10,667      $10,969
   12/31/2003       $11,932          $ 8,674         $11,297      $10,957
    1/31/2004       $12,094          $ 8,834         $11,436      $11,011
    2/29/2004       $12,282          $ 8,956         $11,658      $11,070
    3/31/2004       $12,095          $ 8,821         $11,542      $11,141
    4/30/2004       $11,926          $ 8,683         $11,329      $11,177
    5/31/2004       $11,995          $ 8,802         $11,392      $11,243
    6/30/2004       $12,264          $ 8,973         $11,655      $11,278
    7/31/2004       $12,039          $ 8,676         $11,417      $11,260
    8/31/2004       $12,196          $ 8,711         $11,541      $11,266
    9/30/2004       $12,259          $ 8,806         $11,710      $11,290
   10/31/2004       $12,272          $ 8,940         $11,838      $11,350
   11/30/2004       $12,744          $ 9,302         $12,377      $11,356
   12/31/2004       $13,081          $ 9,618         $12,753      $11,314
    1/31/2005       $12,822          $ 9,384         $12,525      $11,338
    2/28/2005       $13,265          $ 9,581         $12,927      $11,403
    3/31/2005       $12,935          $ 9,412         $12,708      $11,492
    4/30/2005       $12,770          $ 9,233         $12,493      $11,570
    5/31/2005       $12,941          $ 9,527         $12,763      $11,558
    6/30/2005       $13,004          $ 9,541         $12,895      $11,564
    7/31/2005       $13,195          $ 9,895         $13,291      $11,617
    8/31/2005       $13,144          $ 9,805         $13,204      $11,677
    9/30/2005       $13,277          $ 9,885         $13,314      $11,819
   10/31/2005       $13,028          $ 9,720         $13,046      $11,843
   11/30/2005       $13,334          $10,087         $13,408      $11,748
   12/31/2005       $13,402          $10,091         $13,476      $11,700
    1/31/2006       $13,724          $10,358         $13,919      $11,790
    2/28/2006       $13,737          $10,386         $13,970      $11,813
    3/31/2006       $13,829          $10,515         $14,161      $11,879
    4/30/2006       $14,172          $10,657         $14,484      $11,980
    5/31/2006       $13,821          $10,350         $14,152      $12,039
    6/30/2006       $13,894          $10,364         $14,200      $12,063
    7/31/2006       $14,000          $10,428         $14,423      $12,099
    8/31/2006       $14,271          $10,676         $14,684      $12,122
    9/30/2006       $14,583          $10,951         $14,922      $12,063
   10/31/2006       $15,007          $11,308         $15,379      $11,998
   11/30/2006       $15,239          $11,523         $15,680      $11,980
   12/31/2006       $15,481          $11,685         $15,964      $11,998
    1/31/2007       $15,644          $11,861         $16,165      $12,034
    2/28/2007       $15,472          $11,629         $16,005      $12,099
    3/31/2007       $15,585          $11,759         $16,224      $12,209
    4/30/2007       $16,276          $12,280         $16,862      $12,288
    5/31/2007       $16,889          $12,709         $17,432      $12,363
    6/30/2007       $16,516          $12,498         $17,153      $12,387
    7/31/2007       $15,692          $12,110         $16,566      $12,384
    8/31/2007       $15,885          $12,292         $16,797      $12,361
    9/30/2007       $16,128          $12,751         $17,314      $12,395
   10/31/2007       $15,997          $12,954         $17,482      $12,422
   11/30/2007       $14,993          $12,413         $16,807      $12,496
   12/31/2007       $14,818          $12,327         $16,657      $12,487
    1/31/2008       $14,560          $11,587         $15,928      $12,549
    2/29/2008       $13,879          $11,211         $15,461      $12,586
    3/31/2008       $13,752          $11,162         $15,359      $12,695
    4/30/2008       $14,438          $11,706         $15,974      $12,772
    5/31/2008       $14,439          $11,858         $16,154      $12,879
    6/30/2008       $13,041          $10,858         $14,781      $13,009
    7/31/2008       $12,779          $10,767         $14,669      $13,078
    8/31/2008       $12,966          $10,923         $14,836      $13,025
    9/30/2008       $11,762          $ 9,949         $13,741      $13,007
   10/31/2008       $ 9,845          $ 8,278         $11,600      $12,876
   11/30/2008       $ 9,383          $ 7,684         $10,837      $12,629
   12/31/2008       $ 9,507          $ 7,766         $11,072      $12,499
    1/31/2009       $ 8,628          $ 7,111         $10,089      $12,553
    2/28/2009       $ 7,870          $ 6,354         $ 9,012      $12,616
    3/31/2009       $ 8,604          $ 6,911         $ 9,699      $12,646
    4/30/2009       $ 9,206          $ 7,572         $10,552      $12,678
    5/31/2009       $ 9,755          $ 7,996         $11,214      $12,714
    6/30/2009       $ 9,777          $ 8,012         $11,206      $12,824
    7/31/2009       $10,455          $ 8,618         $12,038      $12,803
    8/31/2009       $10,801          $ 8,929         $12,476      $12,832
    9/30/2009       $11,163          $ 9,262         $12,877      $12,840
   10/31/2009       $11,119          $ 9,090         $12,690      $12,852
Total Returns         11.19%           -9.10%          26.90%       28.52%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    10/31/09
-------                    --------
1-Year                      +13.49%
5-Year                       -1.49%
Since Inception (8/1/02)     +2.27%

CLASS R (8/1/02-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                   LIPPER EQUITY
                 INCOME FUND -                    INCOME FUNDS
    DATE            CLASS R       S&P 500 INDEX      AVERAGE        CPI
-------------   ---------------   -------------   -------------   -------
     8/1/2002       $10,000          $10,000         $10,000      $10,000
    8/31/2002       $10,303          $10,066         $10,096      $10,033
    9/30/2002       $ 9,070          $ 8,972         $ 9,048      $10,050
   10/31/2002       $ 9,584          $ 9,761         $ 9,574      $10,067
   11/30/2002       $10,248          $10,336         $10,126      $10,067
   12/31/2002       $ 9,854          $ 9,729         $ 9,768      $10,044
    1/31/2003       $ 9,460          $ 9,474         $ 9,484      $10,089
    2/28/2003       $ 9,096          $ 9,332         $ 9,236      $10,167
    3/31/2003       $ 9,090          $ 9,422         $ 9,257      $10,228
    4/30/2003       $ 9,781          $10,198         $ 9,971      $10,205
    5/31/2003       $10,436          $10,736         $10,612      $10,189
    6/30/2003       $10,606          $10,873         $10,738      $10,200
    7/31/2003       $10,637          $11,064         $10,861      $10,211
    8/31/2003       $10,776          $11,280         $11,038      $10,250
    9/30/2003       $10,731          $11,160         $10,945      $10,283
   10/31/2003       $11,352          $11,792         $11,491      $10,272
   11/30/2003       $11,492          $11,895         $11,642      $10,244
   12/31/2003       $12,279          $12,519         $12,329      $10,233
    1/31/2004       $12,456          $12,749         $12,480      $10,283
    2/29/2004       $12,648          $12,926         $12,722      $10,339
    3/31/2004       $12,468          $12,731         $12,596      $10,405
    4/30/2004       $12,293          $12,531         $12,363      $10,439
    5/31/2004       $12,369          $12,703         $12,433      $10,500
    6/30/2004       $12,658          $12,950         $12,720      $10,533
    7/31/2004       $12,425          $12,522         $12,460      $10,516
    8/31/2004       $12,599          $12,572         $12,595      $10,522
    9/30/2004       $12,662          $12,709         $12,780      $10,544
   10/31/2004       $12,687          $12,903         $12,919      $10,600
   11/30/2004       $13,178          $13,425         $13,507      $10,605
   12/31/2004       $13,530          $13,882         $13,918      $10,566
    1/31/2005       $13,268          $13,543         $13,669      $10,589
    2/28/2005       $13,737          $13,828         $14,107      $10,650
    3/31/2005       $13,396          $13,583         $13,869      $10,733
    4/30/2005       $13,231          $13,326         $13,635      $10,805
    5/31/2005       $13,413          $13,750         $13,929      $10,794
    6/30/2005       $13,484          $13,769         $14,073      $10,800
    7/31/2005       $13,687          $14,281         $14,505      $10,850
    8/31/2005       $13,646          $14,151         $14,410      $10,905
    9/30/2005       $13,789          $14,266         $14,530      $11,038
   10/31/2005       $13,537          $14,028         $14,238      $11,061
   11/30/2005       $13,853          $14,559         $14,632      $10,972
   12/31/2005       $13,929          $14,564         $14,707      $10,927
    1/31/2006       $14,275          $14,949         $15,191      $11,011
    2/28/2006       $14,294          $14,990         $15,245      $11,033
    3/31/2006       $14,396          $15,176         $15,454      $11,094
    4/30/2006       $14,757          $15,380         $15,807      $11,188
    5/31/2006       $14,399          $14,937         $15,445      $11,244
    6/30/2006       $14,481          $14,958         $15,497      $11,266
    7/31/2006       $14,596          $15,050         $15,740      $11,299
    8/31/2006       $14,885          $15,408         $16,025      $11,321
    9/30/2006       $15,213          $15,805         $16,285      $11,266
   10/31/2006       $15,661          $16,320         $16,783      $11,205
   11/30/2006       $15,915          $16,631         $17,112      $11,188
   12/31/2006       $16,172          $16,864         $17,422      $11,205
    1/31/2007       $16,348          $17,119         $17,642      $11,239
    2/28/2007       $16,168          $16,784         $17,467      $11,299
    3/31/2007       $16,300          $16,972         $17,706      $11,402
    4/30/2007       $17,026          $17,724         $18,402      $11,476
    5/31/2007       $17,678          $18,342         $19,024      $11,546
    6/30/2007       $17,296          $18,037         $18,720      $11,569
    7/31/2007       $16,436          $17,478         $18,079      $11,566
    8/31/2007       $16,652          $17,740         $18,331      $11,545
    9/30/2007       $16,911          $18,403         $18,895      $11,576
   10/31/2007       $16,775          $18,696         $19,079      $11,601
   11/30/2007       $15,733          $17,915         $18,342      $11,670
   12/31/2007       $15,550          $17,790         $18,179      $11,662
    1/31/2008       $15,281          $16,723         $17,383      $11,720
    2/29/2008       $14,569          $16,180         $16,873      $11,754
    3/31/2008       $14,443          $16,110         $16,762      $11,856
    4/30/2008       $15,166          $16,895         $17,432      $11,928
    5/31/2008       $15,174          $17,114         $17,629      $12,028
    6/30/2008       $13,707          $15,671         $16,131      $12,150
    7/31/2008       $13,439          $15,539         $16,008      $12,213
    8/31/2008       $13,647          $15,764         $16,191      $12,165
    9/30/2008       $12,383          $14,359         $14,996      $12,148
   10/31/2008       $10,372          $11,948         $12,660      $12,025
   11/30/2008       $ 9,891          $11,090         $11,827      $11,795
   12/31/2008       $10,017          $11,208         $12,083      $11,673
    1/31/2009       $ 9,098          $10,264         $11,010      $11,724
    2/28/2009       $ 8,307          $ 9,171         $ 9,835      $11,782
    3/31/2009       $ 9,082          $ 9,974         $10,585      $11,811
    4/30/2009       $ 9,718          $10,929         $11,515      $11,840
    5/31/2009       $10,306          $11,540         $12,238      $11,874
    6/30/2009       $10,334          $11,563         $12,230      $11,976
    7/31/2009       $11,050          $12,437         $13,137      $11,957
    8/31/2009       $11,427          $12,886         $13,616      $11,984
    9/30/2009       $11,812          $13,367         $14,053      $11,992
   10/31/2009       $11,771          $13,119         $13,849      $12,003
Total Returns         17.71%           31.19%          38.49%       20.03%


                               Annual Report | 33

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   10/31/09
----------------   --------
1-Year              +14.12%
5-Year               -1.15%
10-Year              +1.86%

ADVISOR CLASS (11/1/99-10/31/09)(8)

                              (PERFORMANCE GRAPH)

                FRANKLIN EQUITY                   LIPPER EQUITY
                 INCOME FUND -                    INCOME FUNDS
    DATE         ADVISOR CLASS    S&P 500 INDEX      AVERAGE        CPI
-------------   ---------------   -------------   -------------   -------
  11/1/1999         $10,000          $10,000         $10,000      $10,000
 11/30/1999         $ 9,892          $10,203         $ 9,950      $10,006
 12/31/1999         $ 9,920          $10,804         $10,080      $10,006
  1/31/2000         $ 9,612          $10,261         $ 9,736      $10,036
  2/29/2000         $ 9,101          $10,067         $ 9,203      $10,095
  3/31/2000         $ 9,968          $11,052         $10,093      $10,178
  4/30/2000         $10,072          $10,719         $10,052      $10,184
  5/31/2000         $10,278          $10,500         $10,223      $10,196
  6/30/2000         $10,052          $10,758         $ 9,978      $10,250
  7/31/2000         $10,144          $10,590         $10,026      $10,273
  8/31/2000         $10,860          $11,248         $10,609      $10,273
  9/30/2000         $11,023          $10,654         $10,665      $10,327
 10/31/2000         $11,405          $10,609         $10,873      $10,345
 11/30/2000         $11,159          $ 9,773         $10,500      $10,351
 12/31/2000         $11,765          $ 9,821         $11,054      $10,345
  1/31/2001         $11,886          $10,169         $11,148      $10,410
  2/28/2001         $11,644          $ 9,242         $10,845      $10,452
  3/31/2001         $11,284          $ 8,656         $10,503      $10,476
  4/30/2001         $11,827          $ 9,329         $11,079      $10,517
  5/31/2001         $12,008          $ 9,391         $11,261      $10,565
  6/30/2001         $11,813          $ 9,163         $10,989      $10,583
  7/31/2001         $11,970          $ 9,073         $10,966      $10,553
  8/31/2001         $11,660          $ 8,505         $10,625      $10,553
  9/30/2001         $10,773          $ 7,818         $ 9,919      $10,600
 10/31/2001         $10,696          $ 7,967         $ 9,947      $10,565
 11/30/2001         $11,341          $ 8,578         $10,443      $10,547
 12/31/2001         $11,609          $ 8,653         $10,661      $10,505
  1/31/2002         $11,586          $ 8,527         $10,534      $10,529
  2/28/2002         $11,734          $ 8,363         $10,581      $10,571
  3/31/2002         $12,090          $ 8,677         $10,998      $10,630
  4/30/2002         $11,724          $ 8,151         $10,656      $10,690
  5/31/2002         $11,866          $ 8,091         $10,638      $10,690
  6/30/2002         $11,148          $ 7,515         $ 9,991      $10,696
  7/31/2002         $10,232          $ 6,929         $ 9,163      $10,707
  8/31/2002         $10,295          $ 6,974         $ 9,251      $10,743
  9/30/2002         $ 9,064          $ 6,216         $ 8,291      $10,761
 10/31/2002         $ 9,580          $ 6,764         $ 8,772      $10,779
 11/30/2002         $10,241          $ 7,162         $ 9,279      $10,779
 12/31/2002         $ 9,855          $ 6,741         $ 8,950      $10,755
  1/31/2003         $ 9,461          $ 6,564         $ 8,691      $10,803
  2/28/2003         $ 9,099          $ 6,466         $ 8,463      $10,886
  3/31/2003         $ 9,094          $ 6,529         $ 8,482      $10,951
  4/30/2003         $ 9,782          $ 7,066         $ 9,136      $10,927
  5/31/2003         $10,446          $ 7,439         $ 9,724      $10,910
  6/30/2003         $10,617          $ 7,534         $ 9,840      $10,922
  7/31/2003         $10,650          $ 7,666         $ 9,952      $10,933
  8/31/2003         $10,792          $ 7,816         $10,114      $10,975
  9/30/2003         $10,748          $ 7,733         $10,029      $11,011
 10/31/2003         $11,374          $ 8,170         $10,529      $10,999
 11/30/2003         $11,516          $ 8,242         $10,667      $10,969
 12/31/2003         $12,307          $ 8,674         $11,297      $10,957
  1/31/2004         $12,488          $ 8,834         $11,436      $11,011
  2/29/2004         $12,682          $ 8,956         $11,658      $11,070
  3/31/2004         $12,498          $ 8,821         $11,542      $11,141
  4/30/2004         $12,332          $ 8,683         $11,329      $11,177
  5/31/2004         $12,411          $ 8,802         $11,392      $11,243
  6/30/2004         $12,703          $ 8,973         $11,655      $11,278
  7/31/2004         $12,472          $ 8,676         $11,417      $11,260
  8/31/2004         $12,642          $ 8,711         $11,541      $11,266
  9/30/2004         $12,715          $ 8,806         $11,710      $11,290
 10/31/2004         $12,743          $ 8,940         $11,838      $11,350
 11/30/2004         $13,239          $ 9,302         $12,377      $11,356
 12/31/2004         $13,596          $ 9,618         $12,753      $11,314
  1/31/2005         $13,335          $ 9,384         $12,525      $11,338
  2/28/2005         $13,810          $ 9,581         $12,927      $11,403
  3/31/2005         $13,469          $ 9,412         $12,708      $11,492
  4/30/2005         $13,306          $ 9,233         $12,493      $11,570
  5/31/2005         $13,486          $ 9,527         $12,763      $11,558
  6/30/2005         $13,567          $ 9,541         $12,895      $11,564
  7/31/2005         $13,773          $ 9,895         $13,291      $11,617
  8/31/2005         $13,728          $ 9,805         $13,204      $11,677
  9/30/2005         $13,876          $ 9,885         $13,314      $11,819
 10/31/2005         $13,625          $ 9,720         $13,046      $11,843
 11/30/2005         $13,953          $10,087         $13,408      $11,748
 12/31/2005         $14,032          $10,091         $13,476      $11,700
  1/31/2006         $14,377          $10,358         $13,919      $11,790
  2/28/2006         $14,400          $10,386         $13,970      $11,813
  3/31/2006         $14,505          $10,515         $14,161      $11,879
  4/30/2006         $14,873          $10,657         $14,484      $11,980
  5/31/2006         $14,521          $10,350         $14,152      $12,039
  6/30/2006         $14,607          $10,364         $14,200      $12,063
  7/31/2006         $14,720          $10,428         $14,423      $12,099
  8/31/2006         $15,021          $10,676         $14,684      $12,122
  9/30/2006         $15,356          $10,951         $14,922      $12,063
 10/31/2006         $15,811          $11,308         $15,379      $11,998
 11/30/2006         $16,071          $11,523         $15,680      $11,980
 12/31/2006         $16,327          $11,685         $15,964      $11,998
  1/31/2007         $16,516          $11,861         $16,165      $12,034
  2/28/2007         $16,338          $11,629         $16,005      $12,099
  3/31/2007         $16,475          $11,759         $16,224      $12,209
  4/30/2007         $17,212          $12,280         $16,862      $12,288
  5/31/2007         $17,868          $12,709         $17,432      $12,363
  6/30/2007         $17,486          $12,498         $17,153      $12,387
  7/31/2007         $16,627          $12,110         $16,566      $12,384
  8/31/2007         $16,841          $12,292         $16,797      $12,361
  9/30/2007         $17,108          $12,751         $17,314      $12,395
 10/31/2007         $16,981          $12,954         $17,482      $12,422
 11/30/2007         $15,922          $12,413         $16,807      $12,496
 12/31/2007         $15,748          $12,327         $16,657      $12,487
  1/31/2008         $15,487          $11,587         $15,928      $12,549
  2/29/2008         $14,769          $11,211         $15,461      $12,586
  3/31/2008         $14,646          $11,162         $15,359      $12,695
  4/30/2008         $15,375          $11,706         $15,974      $12,772
  5/31/2008         $15,395          $11,858         $16,154      $12,879
  6/30/2008         $13,913          $10,858         $14,781      $13,009
  7/31/2008         $13,646          $10,767         $14,669      $13,078
  8/31/2008         $13,864          $10,923         $14,836      $13,025
  9/30/2008         $12,585          $ 9,949         $13,741      $13,007
 10/31/2008         $10,538          $ 8,278         $11,600      $12,876
 11/30/2008         $10,056          $ 7,684         $10,837      $12,629
 12/31/2008         $10,197          $ 7,766         $11,072      $12,499
  1/31/2009         $ 9,265          $ 7,111         $10,089      $12,553
  2/28/2009         $ 8,463          $ 6,354         $ 9,012      $12,616
  3/31/2009         $ 9,247          $ 6,911         $ 9,699      $12,646
  4/30/2009         $ 9,907          $ 7,572         $10,552      $12,678
  5/31/2009         $10,511          $ 7,996         $11,214      $12,714
  6/30/2009         $10,542          $ 8,012         $11,206      $12,824
  7/31/2009         $11,285          $ 8,618         $12,038      $12,803
  8/31/2009         $11,665          $ 8,929         $12,476      $12,832
  9/30/2009         $12,063          $ 9,262         $12,877      $12,840
 10/31/2009         $12,026          $ 9,090         $12,690      $12,852
Total Returns         20.26%           -9.10%           26.90%      28.52%

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/09.

(6.) The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -24.04% and -17.13%.

(9.) Sources: (C) 2009 Morningstar; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lipper Equity Income Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/09, there were 301 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               34 | Annual Report

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000          $1,211.70               $5.80
Hypothetical (5% return before expenses)         $1,000          $1,019.96               $5.30
CLASS B
Actual                                           $1,000          $1,207.20               $9.96
Hypothetical (5% return before expenses)         $1,000          $1,016.18               $9.10
CLASS C
Actual                                           $1,000          $1,207.90               $9.96
Hypothetical (5% return before expenses)         $1,000          $1,016.18               $9.10
CLASS R
Actual                                           $1,000          $1,211.30               $7.19
Hypothetical (5% return before expenses)         $1,000          $1,018.70               $6.56
ADVISOR CLASS
Actual                                           $1,000          $1,213.90               $4.41
Hypothetical (5% return before expenses)         $1,000          $1,021.22               $4.02

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.04%; B: 1.79%; C: 1.79%; R: 1.29%; and
     Advisor: 0.79%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               36 | Annual Report

Franklin Limited Maturity U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(2)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/09

                                  (PIE CHART)

U.S. Government & Agency Securities ...   69.3%
Mortgage-Backed Securities ............   27.0%
Short-Term Investments &
   Other Net Assets ...................    3.7%

We are pleased to bring you Franklin Limited Maturity U.S. Government Securities Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +7.79% cumulative total return. The Fund

(1.) In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

(2.) Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


                               Annual Report | 37

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/08-10/31/09

                 DIVIDEND PER SHARE
            ---------------------------
MONTH         CLASS A     ADVISOR CLASS
-----       -----------   -------------
November     3.25 cents     3.33 cents
December     3.25 cents     3.33 cents
January      3.25 cents     3.33 cents
February     3.25 cents     3.33 cents
March        2.79 cents     2.88 cents
April        2.79 cents     2.88 cents
May          2.79 cents     2.88 cents
June         2.79 cents     2.87 cents
July         2.79 cents     2.87 cents
August       2.79 cents     2.87 cents
September    2.39 cents     2.48 cents
October      2.39 cents     2.48 cents
            -----------    -----------
TOTAL       34.52 CENTS    35.53 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

outperformed the +3.61% total return of its benchmark, the Barclays Capital (BC) U.S. Treasury Index: 1-5 Year Component.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 41.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between one and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae
(FNMA) and Freddie Mac (FHLMC).(2) The Fund's portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Treasury Index: 1-5 Year Component includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a remaining maturity from one up to (but not including) five years. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                               38 | Annual Report

U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

Although economic activity contracted during the first half of the reporting period, the 12 months under review ended with a more constructive and optimistic tone. During the second half of the period, the economy gradually improved and financial systems stabilized. Also, U.S. gross domestic product moved back into positive territory, indicating the recession had ended. While a number of risks remained that raised concerns about continued growth momentum, economic and financial stability helped build a foundation for improved growth over the medium and longer terms.

As measured by BC Indexes, most fixed income sectors posted positive returns during the period, including the U.S. TIPS Index (+17.15%), the FHLMC Index (+12.52%), the FNMA Index (+12.27%), the Ginnie Mae (GNMA) Index (+11.49%), the Hybrid Adjustable-Rate Mortgage (ARM) Index (+9.72%) and the U.S. Agency Index (+9.00%).(4) The Fund, which typically looks for attractive valuations within lower interest rate risk government bond markets, benefited from these trends.

Following its investment strategy, the Fund invested only in U.S. Treasuries, agency debentures, agency mortgage pass-through securities, both fixed and adjustable rate, and cash investments. The Fund's non-Treasury sectors outperformed comparable nominal U.S. Treasuries. The Fund's relatively small position in Treasury Inflation Protected Securities also outperformed nominal Treasuries. During the period, although we continued to emphasize agency debentures and mortgage pass-throughs due to their return potential and income advantage over Treasuries, we reduced our exposure to these sectors as they became more fairly valued, in our view, and yields on agency ARMs declined due to heavy demand from investors looking for a better yielding cash substitute. We increased our allocation to Treasuries as we found opportunities, and kept the Fund nearly fully invested.

(4.) Source: (C) 2009 Morningstar. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity. The BC FHLMC Index is the FHLMC component of the BC Fixed Rate MBS Index and includes the mortgage-backed pass-through securities of the FHLMC. The BC FNMA Index is the FNMA component of the BC Fixed Rate MBS Index and includes the mortgage-backed pass-through securities of the FNMA. The BC GNMA Index is the GNMA component of the BC Fixed Rate MBS Index and includes the mortgage-backed pass-through securities of the GNMA. The BC U.S. Hybrid ARM Index covers agency pass-through securities that pay a fixed interest rate for a period of time (usually 3, 5, 7, or 10 years) before switching to a floating coupon rate, thereby combining the features of both fixed and adjustable-rate mortgages. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.


                               Annual Report | 39

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF KENT BURNS)


/s/ Kent Burns

Kent Burns, CFA


(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok

Paul Varunok

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               40 | Annual Report

Performance Summary as of 10/31/09

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRGVX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$0.43    $10.48     $10.05
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3452

ADVISOR CLASS (SYMBOL: FSUAX)                CHANGE   10/31/09   10/31/08
-----------------------------                ------   --------   --------
Net Asset Value (NAV)                        +$0.43    $10.47     $10.04
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3553

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        1-YEAR   5-YEAR   10-YEAR
-------                                        ------   ------   -------
Cumulative Total Return(1)                      +7.79%  +22.64%   +57.19%
Average Annual Total Return(2)                  +5.38%   +3.69%    +4.39%
Avg. Ann. Total Return (9/30/09)(3)             +4.97%   +3.70%    +4.39%
   Distribution Rate(4)                 2.68%
   30-Day Standardized Yield(5)         1.46%
   Total Annual Operating Expenses(6)   0.88%

ADVISOR CLASS                                  1-YEAR   5-YEAR   10-YEAR
-------------                                  ------   ------   -------
Cumulative Total Return(1)                      +7.90%  +23.39%   +58.79%
Average Annual Total Return(2)                  +7.90%   +4.29%    +4.73%
Avg. Ann. Total Return (9/30/09)(3)             +7.47%   +4.29%    +4.73%
   Distribution Rate(4)                 2.84%
   30-Day Standardized Yield(5)         1.58%
   Total Annual Operating Expenses(6)   0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 41

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN


CLASS A   10/31/09
-------   --------
1-Year     +5.38%
5-Year     +3.69%
10-Year    +4.39%

CLASS A (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN LIMITED      BARCLAYS
                  MATURITY U.S.     CAPITAL U.S.
                   GOVERNMENT         TREASURY:
                SECURITIES FUND -     1-5 YEAR
    DATE            CLASS A            INDEX         CPI
-------------   -----------------   ------------   -------
 11/1/1999           $ 9,778           $10,000     $10,000
11/30/1999           $ 9,790           $10,011     $10,006
12/31/1999           $ 9,783           $10,004     $10,006
 1/31/2000           $ 9,741           $ 9,986     $10,036
 2/29/2000           $ 9,817           $10,057     $10,095
 3/31/2000           $ 9,883           $10,144     $10,178
 4/30/2000           $ 9,900           $10,154     $10,184
 5/31/2000           $ 9,897           $10,197     $10,196
 6/30/2000           $10,044           $10,324     $10,250
 7/31/2000           $10,102           $10,390     $10,273
 8/31/2000           $10,201           $10,480     $10,273
 9/30/2000           $10,301           $10,564     $10,327
10/31/2000           $10,350           $10,625     $10,345
11/30/2000           $10,462           $10,746     $10,351
12/31/2000           $10,604           $10,900     $10,345
 1/31/2001           $10,727           $11,039     $10,410
 2/28/2001           $10,798           $11,125     $10,452
 3/31/2001           $10,870           $11,218     $10,476
 4/30/2001           $10,879           $11,217     $10,517
 5/31/2001           $10,920           $11,272     $10,565
 6/30/2001           $10,929           $11,310     $10,583
 7/31/2001           $11,084           $11,475     $10,553
 8/31/2001           $11,165           $11,561     $10,553
 9/30/2001           $11,333           $11,782     $10,600
10/31/2001           $11,469           $11,923     $10,565
11/30/2001           $11,356           $11,845     $10,547
12/31/2001           $11,308           $11,821     $10,505
 1/31/2002           $11,381           $11,853     $10,529
 2/28/2002           $11,471           $11,929     $10,571
 3/31/2002           $11,364           $11,796     $10,630
 4/30/2002           $11,510           $11,970     $10,690
 5/31/2002           $11,569           $12,038     $10,690
 6/30/2002           $11,650           $12,163     $10,696
 7/31/2002           $11,783           $12,365     $10,707
 8/31/2002           $11,883           $12,448     $10,743
 9/30/2002           $11,984           $12,619     $10,761
10/31/2002           $12,028           $12,631     $10,779
11/30/2002           $11,970           $12,548     $10,779
12/31/2002           $12,140           $12,723     $10,755
 1/31/2003           $12,133           $12,703     $10,803
 2/28/2003           $12,242           $12,797     $10,886
 3/31/2003           $12,235           $12,813     $10,951
 4/30/2003           $12,274           $12,839     $10,927
 5/31/2003           $12,360           $12,955     $10,910
 6/30/2003           $12,353           $12,959     $10,922
 7/31/2003           $12,132           $12,795     $10,933
 8/31/2003           $12,168           $12,801     $10,975
 9/30/2003           $12,331           $12,990     $11,011
10/31/2003           $12,259           $12,904     $10,999
11/30/2003           $12,269           $12,894     $10,969
12/31/2003           $12,350           $12,985     $10,957
 1/31/2004           $12,396           $13,027     $11,011
 2/29/2004           $12,482           $13,123     $11,070
 3/31/2004           $12,532           $13,191     $11,141
 4/30/2004           $12,330           $12,974     $11,177
 5/31/2004           $12,285           $12,948     $11,243
 6/30/2004           $12,311           $12,960     $11,278
 7/31/2004           $12,363           $13,025     $11,260
 8/31/2004           $12,488           $13,167     $11,266
 9/30/2004           $12,480           $13,161     $11,290
10/31/2004           $12,532           $13,217     $11,350
11/30/2004           $12,466           $13,114     $11,356
12/31/2004           $12,499           $13,159     $11,314
 1/31/2005           $12,506           $13,151     $11,338
 2/28/2005           $12,465           $13,090     $11,403
 3/31/2005           $12,423           $13,075     $11,492
 4/30/2005           $12,507           $13,187     $11,570
 5/31/2005           $12,579           $13,256     $11,558
 6/30/2005           $12,601           $13,286     $11,564
 7/31/2005           $12,525           $13,205     $11,617
 8/31/2005           $12,625           $13,322     $11,677
 9/30/2005           $12,562           $13,252     $11,819
10/31/2005           $12,512           $13,224     $11,843
11/30/2005           $12,550           $13,276     $11,748
12/31/2005           $12,589           $13,335     $11,700
 1/31/2006           $12,615           $13,343     $11,790
 2/28/2006           $12,627           $13,342     $11,813
 3/31/2006           $12,602           $13,338     $11,879
 4/30/2006           $12,627           $13,371     $11,980
 5/31/2006           $12,627           $13,383     $12,039
 6/30/2006           $12,640           $13,404     $12,063
 7/31/2006           $12,744           $13,521     $12,099
 8/31/2006           $12,848           $13,638     $12,122
 9/30/2006           $12,913           $13,719     $12,063
10/31/2006           $12,967           $13,774     $11,998
11/30/2006           $13,062           $13,859     $11,980
12/31/2006           $13,039           $13,836     $11,998
 1/31/2007           $13,055           $13,853     $12,034
 2/28/2007           $13,177           $13,995     $12,099
 3/31/2007           $13,221           $14,044     $12,209
 4/30/2007           $13,277           $14,099     $12,288
 5/31/2007           $13,227           $14,050     $12,363
 6/30/2007           $13,244           $14,101     $12,387
 7/31/2007           $13,341           $14,260     $12,384
 8/31/2007           $13,453           $14,436     $12,361
 9/30/2007           $13,564           $14,536     $12,395
10/31/2007           $13,622           $14,604     $12,422
11/30/2007           $13,843           $14,927     $12,496
12/31/2007           $13,906           $14,965     $12,487
 1/31/2008           $14,143           $15,287     $12,549
 2/29/2008           $14,229           $15,478     $12,586
 3/31/2008           $14,288           $15,531     $12,695
 4/30/2008           $14,194           $15,332     $12,772
 5/31/2008           $14,100           $15,232     $12,879
 6/30/2008           $14,132           $15,289     $13,009
 7/31/2008           $14,163           $15,368     $13,078
 8/31/2008           $14,237           $15,473     $13,025
 9/30/2008           $14,269           $15,605     $13,007
10/31/2008           $14,258           $15,802     $12,876
11/30/2008           $14,560           $16,144     $12,629
12/31/2008           $14,905           $16,286     $12,499
 1/31/2009           $14,851           $16,179     $12,553
 2/28/2009           $14,926           $16,142     $12,616
 3/31/2009           $15,067           $16,291     $12,646
 4/30/2009           $15,107           $16,210     $12,678
 5/31/2009           $15,119           $16,190     $12,714
 6/30/2009           $15,116           $16,136     $12,824
 7/31/2009           $15,156           $16,179     $12,803
 8/31/2009           $15,241           $16,273     $12,832
 9/30/2009           $15,319           $16,333     $12,840
10/31/2009           $15,369           $16,373     $12,852
Total Returns          53.69%            63.73%      28.52%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/09
-------------   --------
1-Year           +7.90%
5-Year           +4.29%
10-Year          +4.73%

ADVISOR CLASS (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                                          BARCLAYS
                   FRANKLIN LIMITED     CAPITAL U.S.
                    MATURITY U.S.         TREASURY:
                GOVERNMENT SECURITIES     1-5 YEAR
    DATE         FUND - ADVISOR CLASS      INDEX         CPI
-------------   ---------------------   ------------   -------
 11/1/1999             $10,000             $10,000     $10,000
11/30/1999             $10,014             $10,011     $10,006
12/31/1999             $10,008             $10,004     $10,006
 1/31/2000             $ 9,965             $ 9,986     $10,036
 2/29/2000             $10,044             $10,057     $10,095
 3/31/2000             $10,102             $10,144     $10,178
 4/30/2000             $10,130             $10,154     $10,184
 5/31/2000             $10,128             $10,197     $10,196
 6/30/2000             $10,280             $10,324     $10,250
 7/31/2000             $10,339             $10,390     $10,273
 8/31/2000             $10,442             $10,480     $10,273
 9/30/2000             $10,535             $10,564     $10,327
10/31/2000             $10,597             $10,625     $10,345
11/30/2000             $10,701             $10,746     $10,351
12/31/2000             $10,848             $10,900     $10,345
 1/31/2001             $10,986             $11,039     $10,410
 2/28/2001             $11,060             $11,125     $10,452
 3/31/2001             $11,134             $11,218     $10,476
 4/30/2001             $11,143             $11,217     $10,517
 5/31/2001             $11,185             $11,272     $10,565
 6/30/2001             $11,196             $11,310     $10,583
 7/31/2001             $11,356             $11,475     $10,553
 8/31/2001             $11,440             $11,561     $10,553
 9/30/2001             $11,613             $11,782     $10,600
10/31/2001             $11,754             $11,923     $10,565
11/30/2001             $11,639             $11,845     $10,547
12/31/2001             $11,591             $11,821     $10,505
 1/31/2002             $11,666             $11,853     $10,529
 2/28/2002             $11,760             $11,929     $10,571
 3/31/2002             $11,650             $11,796     $10,630
 4/30/2002             $11,801             $11,970     $10,690
 5/31/2002             $11,874             $12,038     $10,690
 6/30/2002             $11,946             $12,163     $10,696
 7/31/2002             $12,084             $12,365     $10,707
 8/31/2002             $12,188             $12,448     $10,743
 9/30/2002             $12,304             $12,619     $10,761
10/31/2002             $12,338             $12,631     $10,779
11/30/2002             $12,280             $12,548     $10,779
12/31/2002             $12,456             $12,723     $10,755
 1/31/2003             $12,450             $12,703     $10,803
 2/28/2003             $12,562             $12,797     $10,886
 3/31/2003             $12,556             $12,813     $10,951
 4/30/2003             $12,597             $12,839     $10,927
 5/31/2003             $12,686             $12,955     $10,910
 6/30/2003             $12,680             $12,959     $10,922
 7/31/2003             $12,466             $12,795     $10,933
 8/31/2003             $12,493             $12,801     $10,975
 9/30/2003             $12,661             $12,990     $11,011
10/31/2003             $12,588             $12,904     $10,999
11/30/2003             $12,599             $12,894     $10,969
12/31/2003             $12,683             $12,985     $10,957
 1/31/2004             $12,731             $13,027     $11,011
 2/29/2004             $12,821             $13,123     $11,070
 3/31/2004             $12,873             $13,191     $11,141
 4/30/2004             $12,667             $12,974     $11,177
 5/31/2004             $12,621             $12,948     $11,243
 6/30/2004             $12,639             $12,960     $11,278
 7/31/2004             $12,694             $13,025     $11,260
 8/31/2004             $12,823             $13,167     $11,266
 9/30/2004             $12,815             $13,161     $11,290
10/31/2004             $12,858             $13,217     $11,350
11/30/2004             $12,804             $13,114     $11,356
12/31/2004             $12,839             $13,159     $11,314
 1/31/2005             $12,847             $13,151     $11,338
 2/28/2005             $12,805             $13,090     $11,403
 3/31/2005             $12,763             $13,075     $11,492
 4/30/2005             $12,851             $13,187     $11,570
 5/31/2005             $12,913             $13,256     $11,558
 6/30/2005             $12,950             $13,286     $11,564
 7/31/2005             $12,873             $13,205     $11,617
 8/31/2005             $12,977             $13,322     $11,677
 9/30/2005             $12,900             $13,252     $11,819
10/31/2005             $12,863             $13,224     $11,843
11/30/2005             $12,903             $13,276     $11,748
12/31/2005             $12,944             $13,335     $11,700
 1/31/2006             $12,971             $13,343     $11,790
 2/28/2006             $12,986             $13,342     $11,813
 3/31/2006             $12,960             $13,338     $11,879
 4/30/2006             $12,988             $13,371     $11,980
 5/31/2006             $12,989             $13,383     $12,039
 6/30/2006             $13,003             $13,404     $12,063
 7/31/2006             $13,111             $13,521     $12,099
 8/31/2006             $13,219             $13,638     $12,122
 9/30/2006             $13,287             $13,719     $12,063
10/31/2006             $13,344             $13,774     $11,998
11/30/2006             $13,443             $13,859     $11,980
12/31/2006             $13,420             $13,836     $11,998
 1/31/2007             $13,438             $13,853     $12,034
 2/28/2007             $13,566             $13,995     $12,099
 3/31/2007             $13,611             $14,044     $12,209
 4/30/2007             $13,671             $14,099     $12,288
 5/31/2007             $13,620             $14,050     $12,363
 6/30/2007             $13,638             $14,101     $12,387
 7/31/2007             $13,740             $14,260     $12,384
 8/31/2007             $13,856             $14,436     $12,361
 9/30/2007             $13,972             $14,536     $12,395
10/31/2007             $14,033             $14,604     $12,422
11/30/2007             $14,262             $14,927     $12,496
12/31/2007             $14,328             $14,965     $12,487
 1/31/2008             $14,574             $15,287     $12,549
 2/29/2008             $14,664             $15,478     $12,586
 3/31/2008             $14,740             $15,531     $12,695
 4/30/2008             $14,645             $15,332     $12,772
 5/31/2008             $14,535             $15,232     $12,879
 6/30/2008             $14,568             $15,289     $13,009
 7/31/2008             $14,602             $15,368     $13,078
 8/31/2008             $14,679             $15,473     $13,025
 9/30/2008             $14,713             $15,605     $13,007
10/31/2008             $14,703             $15,802     $12,876
11/30/2008             $15,016             $16,144     $12,629
12/31/2008             $15,373             $16,286     $12,499
 1/31/2009             $15,334             $16,179     $12,553
 2/28/2009             $15,413             $16,142     $12,616
 3/31/2009             $15,545             $16,291     $12,646
 4/30/2009             $15,587             $16,210     $12,678
 5/31/2009             $15,600             $16,190     $12,714
 6/30/2009             $15,599             $16,136     $12,824
 7/31/2009             $15,657             $16,179     $12,803
 8/31/2009             $15,730             $16,273     $12,832
 9/30/2009             $15,812             $16,333     $12,840
10/31/2009             $15,879             $16,373     $12,852
Total Returns            58.79%              63.73%      28.52%


                               42 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/09.

(5.) The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index: 1-5 Year
     Component includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) five years. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 43

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               44 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,017.30              $4.22
Hypothetical (5% return before expenses)         $1,000           $1,021.02              $4.23
ADVISOR CLASS
Actual                                           $1,000           $1,017.80              $3.71
Hypothetical (5% return before expenses)         $1,000           $1,021.53              $3.72

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.83% and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               Annual Report | 45

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Real Return Fund - Class A posted a +12.59% cumulative total return. The Fund underperformed its benchmark, the Barclays Capital (BC) U.S. TIPS Index, which had a +17.15% total return.(1) The Fund also outperformed the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which fell 0.2% for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 49.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market,

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: (C) 2009 Morningstar. The CPI, calculated by the U.S. Bureau of
     Labor Statistics, is a measure of the average change in prices of all goods and services purchased for consumption by urban householders. User fees and sales and excise taxes paid by the consumer are included. Income taxes and investment items are not included. CPI for urban consumers includes expenditures by urban wage earners and clerical workers, professional, managerial, and technical workers, the self-employed, short-term workers, the unemployed, retirees and others not in the labor force. This represents about 80% of the total U.S. population. Also known as Cost-of-Living Index. The index is unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 88.


                               46 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Real Return Fund
11/1/08-10/31/09

                         DIVIDEND PER SHARE
              ---------------------------------------
MONTH          CLASS A      CLASS C     ADVISOR CLASS
-----         ----------   ----------   -------------
November**        --            --              --
December      1.11 cents   1.34 cents     1.34 cents
January**         --            --              --
February**        --            --              --
March**           --            --              --
April**           --            --              --
May**             --            --              --
June**            --            --              --
July**            --            --              --
August**          --            --              --
September**       --            --              --
October**         --            --              --
              ----------   ----------     ----------
TOTAL         1.11 CENTS   1.34 CENTS     1.34 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund's primary investments.

industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

During the year under review, we invested the Fund's assets in the allowable sectors. At period-end, 61.6% of the Fund's total net assets were invested in U.S. Treasury Inflation Protected Securities. For diversification, we also allocated some of the Fund's assets to natural resources, real estate investment trusts, short-term non-U.S. dollar securities and high yield sectors. We employed a non-U.S. dollar strategy to help hedge against dollar weakness versus certain currencies.

The global financial crisis of late 2008 and early 2009 caused a downturn in commodity prices and also created expectations of broadly declining inflation.


                               Annual Report | 47

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 10/31/09

                                  (BAR CHART)

U.S. Treasury Inflation Protected Securities   61.1%
Foreign Government Debt Securities             12.7%
Natural Resources - Common Stocks*              5.2%
Corporate Bonds**                               5.7%
Real Estate - Common Stocks                     0.6%
Diversified Financials - Preferred Stocks***    0.0%
Short-Term Investments & Other Net Assets      14.2%

*    In the SOI, the natural resources sector comprises energy and materials.

**   Includes Senior Floating Rate Interests.

***  Rounds to 0.0%.

Inflation-sensitive assets, after performing poorly during this period, performed better through much of 2009. However, our TIPS holdings did lag the broader TIPS market due to their shorter maturities in a declining rate environment. A weakening U.S. dollar benefited our non-dollar holdings, and our exposure to the high yield debt sector helped the Fund's performance relative to the benchmark index.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey

T. Anthony Coffey, CFA


(PHOTO OF KENT BURNS)


/s/ Kent Burns

Kent Burns, CFA

Portfolio Management Team
Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               48 | Annual Report

Performance Summary as of 10/31/09

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRRAX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.19     $10.74      $9.55
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0111

CLASS C (SYMBOL: FRRCX)                      CHANGE   10/31/09    11/3/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        +$1.12     $10.69      $9.57
DISTRIBUTIONS (11/3/08-10/31/09)
Dividend Income                    $0.0134

ADVISOR CLASS (SYMBOL: FARRX)                CHANGE   10/31/09   10/31/08
-----------------------------                ------   --------   --------
Net Asset Value (NAV)                        +$1.21     $10.78      $9.57
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0134


                               Annual Report | 49

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IN THE FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------                                         -------   ------   --------------------
Cumulative Total Return(2)                      +12.59%   +16.41%         +27.95%
Average Annual Total Return(3)                   +7.85%    +3.68%          +4.19%
Avg. Ann. Total Return (9/30/09)(4)              -0.72%    +3.63%          +4.11%
30-Day Standardized Yield(5)            1.81%
   Total Annual Operating Expenses(6)
   Without Waiver                       1.08%
   With Waiver                          0.90%

CLASS C                                                            INCEPTION (11/3/08)
-------                                                            -------------------
Cumulative Total Return(2)                                                +11.86%
Aggregate Total Return(7)                                                 +10.86%
Aggregate Total Return (9/30/09)                                          +11.22%
   30-Day Standardized Yield(5)         1.50%
Total Annual Operating Expenses(6)
   Without Waiver                       1.48%
   With Waiver                          1.30%

ADVISOR CLASS                                    1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------------                                   -------   ------   --------------------
Cumulative Total Return(2)                      +12.80%   +17.27%         +29.54%
Average Annual Total Return(3)                  +12.80%    +5.45%          +5.36%
Avg. Ann. Total Return (9/30/09)(4)              +3.93%    +5.42%          +5.30%
30-Day Standardized Yield(5)            2.14%
Total Annual Operating Expenses(6)
   Without Waiver                       0.83%
   With Waiver                          0.65%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.65% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                               50 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      10/31/09
-------                      --------
1-Year                         +7.85%
3-Year                         +3.68%
Since Inception (11/17/04)     +4.19%

CLASS A (11/17/04-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN REAL RETURN   BARCLAYS CAPITAL U.S.
     DATE          FUND - CLASS A            TIPS INDEX          CPI
-------------   --------------------   ---------------------   -------
  11/17/2004          $ 9,579                 $10,000          $10,000
  11/30/2004          $ 9,598                 $ 9,990          $10,002
  12/31/2004          $ 9,678                 $10,164          $ 9,966
   1/31/2005          $ 9,605                 $10,165          $ 9,987
   2/28/2005          $ 9,706                 $10,121          $10,044
   3/31/2005          $ 9,614                 $10,131          $10,123
   4/30/2005          $ 9,699                 $10,324          $10,191
   5/31/2005          $ 9,739                 $10,395          $10,180
   6/30/2005          $ 9,799                 $10,439          $10,186
   7/31/2005          $ 9,850                 $10,220          $10,233
   8/31/2005          $10,000                 $10,456          $10,285
   9/30/2005          $10,058                 $10,441          $10,411
  10/31/2005          $ 9,917                 $10,308          $10,432
  11/30/2005          $ 9,973                 $10,326          $10,348
  12/31/2005          $10,047                 $10,453          $10,306
   1/31/2006          $10,218                 $10,452          $10,385
   2/28/2006          $10,138                 $10,447          $10,406
   3/31/2006          $10,168                 $10,218          $10,463
   4/30/2006          $10,299                 $10,209          $10,552
   5/31/2006          $10,283                 $10,239          $10,605
   6/30/2006          $10,319                 $10,268          $10,625
   7/31/2006          $10,413                 $10,435          $10,657
   8/31/2006          $10,478                 $10,616          $10,678
   9/30/2006          $10,461                 $10,633          $10,625
  10/31/2006          $10,528                 $10,615          $10,568
  11/30/2006          $10,705                 $10,746          $10,552
  12/31/2006          $10,569                 $10,495          $10,568
   1/31/2007          $10,632                 $10,510          $10,600
   2/28/2007          $10,757                 $10,733          $10,657
   3/31/2007          $10,843                 $10,759          $10,754
   4/30/2007          $10,967                 $10,836          $10,824
   5/31/2007          $10,957                 $10,694          $10,890
   6/30/2007          $10,916                 $10,678          $10,911
   7/31/2007          $11,013                 $10,921          $10,908
   8/31/2007          $11,066                 $11,015          $10,888
   9/30/2007          $11,292                 $11,162          $10,918
  10/31/2007          $11,449                 $11,287          $10,942
  11/30/2007          $11,608                 $11,735          $11,007
  12/31/2007          $11,649                 $11,717          $10,999
   1/31/2008          $11,859                 $12,181          $11,054
   2/29/2008          $12,046                 $12,331          $11,086
   3/31/2008          $12,101                 $12,323          $11,182
   4/30/2008          $12,111                 $12,063          $11,250
   5/31/2008          $12,163                 $12,103          $11,345
   6/30/2008          $12,260                 $12,289          $11,459
   7/31/2008          $12,129                 $12,226          $11,519
   8/31/2008          $12,122                 $12,326          $11,473
   9/30/2008          $11,729                 $11,854          $11,457
  10/31/2008          $10,885                 $10,823          $11,341
  11/30/2008          $10,771                 $10,900          $11,124
  12/31/2008          $11,126                 $11,441          $11,009
   1/31/2009          $11,229                 $11,634          $11,057
   2/28/2009          $11,069                 $11,405          $11,112
   3/31/2009          $11,366                 $12,072          $11,139
   4/30/2009          $11,480                 $11,847          $11,167
   5/31/2009          $11,776                 $12,096          $11,199
   6/30/2009          $11,742                 $12,152          $11,295
   7/31/2009          $11,890                 $12,161          $11,277
   8/31/2009          $11,959                 $12,267          $11,303
   9/30/2009          $12,164                 $12,525          $11,310
  10/31/2009          $12,256                 $12,679          $11,321
Total Returns           22.56%                  26.79%           13.21%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     10/31/09
-------                     --------
1-Year                       +10.85%
Since Inception (11/3/08)    +10.95%

CLASS C (11/3/08-10/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN REAL RETURN   BARCLAYS CAPITAL U.S.
     DATE          FUND - CLASS C            TIPS INDEX          CPI
-------------   --------------------   ---------------------   -------
   11/3/2008          $10,000                 $10,000          $10,000
  11/30/2008          $ 9,874                 $10,071          $ 9,808
  12/31/2008          $10,191                 $10,571          $ 9,707
   1/31/2009          $10,285                 $10,749          $ 9,749
   2/28/2009          $10,128                 $10,538          $ 9,798
   3/31/2009          $10,400                 $11,154          $ 9,822
   4/30/2009          $10,505                 $10,946          $ 9,846
   5/31/2009          $10,777                 $11,176          $ 9,875
   6/30/2009          $10,735                 $11,227          $ 9,959
   7/31/2009          $10,871                 $11,235          $ 9,944
   8/31/2009          $10,923                 $11,334          $ 9,966
   9/30/2009          $11,112                 $11,572          $ 9,972
  10/31/2009          $11,086                 $11,715          $ 9,982
Total Returns           10.86%                  17.15%           -0.18%


                               Annual Report | 51

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                10/31/09
-------------                --------
1-Year                        +12.80%
3-Year                         +5.45%
Since Inception (11/17/04)     +5.36%

ADVISOR CLASS (11/17/04-10/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN REAL RETURN   BARCLAYS CAPITAL U.S.
     DATE       FUND - ADVISOR CLASS         TIPS INDEX          CPI
-------------   --------------------   ---------------------   -------
  11/17/2004          $10,000                 $10,000          $10,000
  11/30/2004          $10,050                 $ 9,990          $10,002
  12/31/2004          $10,104                 $10,164          $ 9,966
   1/31/2005          $10,038                 $10,165          $ 9,987
   2/28/2005          $10,134                 $10,121          $10,044
   3/31/2005          $10,039                 $10,131          $10,123
   4/30/2005          $10,140                 $10,324          $10,191
   5/31/2005          $10,185                 $10,395          $10,180
   6/30/2005          $10,249                 $10,439          $10,186
   7/31/2005          $10,294                 $10,220          $10,233
   8/31/2005          $10,463                 $10,456          $10,285
   9/30/2005          $10,516                 $10,441          $10,411
  10/31/2005          $10,381                 $10,308          $10,432
  11/30/2005          $10,431                 $10,326          $10,348
  12/31/2005          $10,521                 $10,453          $10,306
   1/31/2006          $10,700                 $10,452          $10,385
   2/28/2006          $10,616                 $10,447          $10,406
   3/31/2006          $10,654                 $10,218          $10,463
   4/30/2006          $10,793                 $10,209          $10,552
   5/31/2006          $10,779                 $10,239          $10,605
   6/30/2006          $10,819                 $10,268          $10,625
   7/31/2006          $10,919                 $10,435          $10,657
   8/31/2006          $10,990                 $10,616          $10,678
   9/30/2006          $10,974                 $10,633          $10,625
  10/31/2006          $11,046                 $10,615          $10,568
  11/30/2006          $11,232                 $10,746          $10,552
  12/31/2006          $11,101                 $10,495          $10,568
   1/31/2007          $11,167                 $10,510          $10,600
   2/28/2007          $11,298                 $10,733          $10,657
   3/31/2007          $11,388                 $10,759          $10,754
   4/30/2007          $11,521                 $10,836          $10,824
   5/31/2007          $11,512                 $10,694          $10,890
   6/30/2007          $11,472                 $10,678          $10,911
   7/31/2007          $11,587                 $10,921          $10,908
   8/31/2007          $11,634                 $11,015          $10,888
   9/30/2007          $11,883                 $11,162          $10,918
  10/31/2007          $12,041                 $11,287          $10,942
  11/30/2007          $12,222                 $11,735          $11,007
  12/31/2007          $12,256                 $11,717          $10,999
   1/31/2008          $12,478                 $12,181          $11,054
   2/29/2008          $12,677                 $12,331          $11,086
   3/31/2008          $12,748                 $12,323          $11,182
   4/30/2008          $12,750                 $12,063          $11,250
   5/31/2008          $12,819                 $12,103          $11,345
   6/30/2008          $12,912                 $12,289          $11,459
   7/31/2008          $12,776                 $12,226          $11,519
   8/31/2008          $12,771                 $12,326          $11,473
   9/30/2008          $12,372                 $11,854          $11,457
  10/31/2008          $11,484                 $10,823          $11,341
  11/30/2008          $11,364                 $10,900          $11,124
  12/31/2008          $11,728                 $11,441          $11,009
   1/31/2009          $11,848                 $11,634          $11,057
   2/28/2009          $11,680                 $11,405          $11,112
   3/31/2009          $11,993                 $12,072          $11,139
   4/30/2009          $12,125                 $11,847          $11,167
   5/31/2009          $12,437                 $12,096          $11,199
   6/30/2009          $12,401                 $12,152          $11,295
   7/31/2009          $12,569                 $12,161          $11,277
   8/31/2009          $12,629                 $12,267          $11,303
   9/30/2009          $12,858                 $12,525          $11,310
  10/31/2009          $12,954                 $12,679          $11,321
Total Returns           29.54%                  26.79%          13.21%

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total return would have been lower, and yield for the period would have been 1.56%, 1.23% and 1.89% for Classes A, C and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Aggregate total return represents the change in value of an investment since inception. Since Class C shares have existed for less than one year, average annual total returns are not available.

(8.) Source: (C) 2009 Morningstar. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               52 | Annual Report

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 53

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,067.60               $4.69
Hypothetical (5% return before expenses)         $1,000           $1,020.67               $4.58
CLASS C
Actual                                           $1,000           $1,064.70               $6.77
Hypothetical (5% return before expenses)         $1,000           $1,018.65               $6.61
ADVISOR CLASS
Actual                                           $1,000           $1,068.40               $3.39
Hypothetical (5% return before expenses)         $1,000           $1,021.93               $3.31

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%; C: 1.30%; and
     Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               54 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCED FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------
CLASS A                                                  2009      2008        2007      2006(a)
-------                                                -------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  7.00   $ 11.36     $ 10.65     $ 10.00
                                                       -------   -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ........................      0.35      0.39        0.36        0.10
   Net realized and unrealized gains (losses) ......      1.59     (4.09)       0.68        0.62
                                                       -------   -------     -------     -------
Total from investment operations ...................      1.94     (3.70)       1.04        0.72
                                                       -------   -------     -------     -------
Less distributions from:
   Net investment income ...........................     (0.39)    (0.42)      (0.33)      (0.07)
   Net realized gains ..............................        --     (0.24)         --          --
                                                       -------   -------     -------     -------
Total distributions ................................     (0.39)    (0.66)      (0.33)      (0.07)
                                                       -------   -------     -------     -------
Redemption fees(d) .................................        --        --(e)       --(e)       --(e)
                                                       -------   -------     -------     -------
Net asset value, end of year .......................   $  8.55   $  7.00     $ 11.36     $ 10.65
                                                       =======   =======     =======     =======
Total return(f) ....................................     29.03%   (34.20)%      9.91%       7.20%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ..      1.26%     1.34%       1.58%       2.02%
Expenses net of waiver and payments by affiliates ..      0.99%     1.01%       1.04%       1.06%
Net investment income ..............................      4.69%     3.99%       3.26%       2.84%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $88,376   $39,061     $35,180     $17,258
Portfolio turnover rate ............................     73.57%    51.48%      77.53%      13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                YEAR ENDED OCTOBER 31,
                                                       ----------------------------------------
CLASS C                                                  2009      2008       2007      2006(a)
-------                                                -------   -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  6.96   $ 11.30     $10.62     $10.00
                                                       -------   -------     ------     ------
Income from investment operations(b):
   Net investment income(c) ........................      0.29      0.33       0.30       0.07
   Net realized and unrealized gains (losses) ......      1.59     (4.08)      0.68       0.62
                                                       -------   -------     ------     ------
Total from investment operations ...................      1.88     (3.75)      0.98       0.69
                                                       -------   -------     ------     ------
Less distributions from:
   Net investment income ...........................     (0.35)    (0.35)     (0.30)     (0.07)
   Net realized gains ..............................        --     (0.24)        --         --
                                                       -------   -------     ------     ------
Total distributions ................................     (0.35)    (0.59)     (0.30)     (0.07)
                                                       -------   -------     ------     ------
Redemption fees(d) .................................        --        --(e)      --(e)      --(e)
                                                       -------   -------     ------     ------
Net asset value, end of year .......................   $  8.49   $  6.96     $11.30     $10.62
                                                       =======   =======     ======     ======
Total return(f) ....................................     28.08%   (34.69)%     9.33%      6.90%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ..      1.96%     2.00%      2.25%      2.65%
Expenses net of waiver and payments by affiliates ..      1.69%     1.67%      1.71%      1.69%
Net investment income ..............................      3.99%     3.33%      2.59%      2.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $19,423   $ 7,136     $6,542     $  242
Portfolio turnover rate ............................     73.57%    51.48%     77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------
CLASS R                                                 2009      2008       2007      2006(a)
-------                                                ------   -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 7.00   $ 11.36     $10.64     $10.00
                                                       ------   -------     ------     ------
Income from investment operations(b):
   Net investment income(c) ........................     0.32      0.37       0.34       0.09
   Net realized and unrealized gains (losses) ......     1.62     (4.09)      0.69       0.62
                                                       ------   -------     ------     ------
Total from investment operations ...................     1.94     (3.72)      1.03       0.71
                                                       ------   -------     ------     ------
Less distributions from:
   Net investment income ...........................    (0.38)    (0.40)     (0.31)     (0.07)
   Net realized gains ..............................       --     (0.24)        --         --
                                                       ------   -------     ------     ------
Total distributions ................................    (0.38)    (0.64)     (0.31)     (0.07)
                                                       ------   -------     ------     ------
Redemption fees(d) .................................       --        --(e)      --(e)      --(e)
                                                       ------   -------     ------     ------
Net asset value, end of year .......................   $ 8.56   $  7.00     $11.36     $10.64
                                                       ======   =======     ======     ======
Total return(f) ....................................    28.73%   (34.26)%     9.83%      7.10%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ..     1.48%     1.54%      1.75%      2.17%
Expenses net of waiver and payments by affiliates ..     1.21%     1.21%      1.21%      1.21%
Net investment income ..............................     4.47%     3.79%      3.09%      2.69%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $  175   $    12     $   15     $   11
Portfolio turnover rate ............................    73.57%    51.48%     77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 57

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------
ADVISOR CLASS                                           2009      2008       2007      2006(a)
-------------                                          ------   -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 7.01   $ 11.38     $10.66     $10.00
                                                       ------   -------     ------     ------
Income from investment operations(b):
   Net investment income(c) ........................     0.37      0.42       0.40       0.11
   Net realized and unrealized gains (losses) ......     1.59     (4.10)      0.69       0.62
                                                       ------   -------     ------     ------
Total from investment operations ...................     1.96     (3.68)      1.09       0.73
                                                       ------   -------     ------     ------
Less distributions from:
   Net investment income ...........................    (0.41)    (0.45)     (0.37)     (0.07)
   Net realized gains ..............................       --     (0.24)        --         --
                                                       ------   -------     ------     ------
Total distributions ................................    (0.41)    (0.69)     (0.37)     (0.07)
                                                       ------   -------     ------     ------
Redemption fees(d) .................................       --        --(e)      --(e)      --(e)
                                                       ------   -------     ------     ------
Net asset value, end of year .......................   $ 8.56   $  7.01     $11.38     $10.66
                                                       ======   =======     ======     ======
Total return(f) ....................................    29.32%   (34.01)%    10.34%      7.30%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ..     0.98%     1.04%      1.25%      1.67%
Expenses net of waiver and payments by affiliates ..     0.71%     0.71%      0.71%      0.71%
Net investment income ..............................     4.97%     4.29%      3.59%      3.19%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $1,861   $ 1,072     $1,180     $  239
Portfolio turnover rate ............................    73.57%    51.48%     77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               58 | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

       FRANKLIN BALANCED FUND                                                             COUNTRY         SHARES           VALUE
       ----------------------                                                         --------------   ------------   --------------
       COMMON STOCKS 44.8%
       CONSUMER DISCRETIONARY 2.1%
       CBS Corp., B ...............................................................    United States        100,000   $    1,177,000
       Comcast Corp., A ...........................................................    United States         75,000        1,087,500
                                                                                                                      --------------
                                                                                                                           2,264,500
                                                                                                                      --------------
       CONSUMER STAPLES 3.9%
       Colgate-Palmolive Co. ......................................................    United States         12,500          982,875
       CVS Caremark Corp. .........................................................    United States         30,000        1,059,000
       Diageo PLC, ADR ............................................................   United Kingdom         20,000        1,300,400
       Philip Morris International Inc. ...........................................    United States         20,000          947,200
                                                                                                                      --------------
                                                                                                                           4,289,475
                                                                                                                      --------------
       ENERGY 5.5%
       ConocoPhillips .............................................................    United States         50,000        2,509,000
       Devon Energy Corp. .........................................................    United States         10,000          647,100
       Diamond Offshore Drilling Inc. .............................................    United States         10,000          952,500
       Halliburton Co. ............................................................    United States         30,000          876,300
       Petroplus Holdings AG ......................................................     Switzerland          31,250          684,089
       Valero Energy Corp. ........................................................    United States         20,000          362,000
                                                                                                                      --------------
                                                                                                                           6,030,989
                                                                                                                      --------------
       FINANCIALS 2.3%
       JPMorgan Chase & Co. .......................................................    United States         20,000          835,400
       M&T Bank Corp. .............................................................    United States         20,000        1,257,000
       Wells Fargo & Co. ..........................................................    United States         16,000          440,320
                                                                                                                      --------------
                                                                                                                           2,532,720
                                                                                                                      --------------
       HEALTH CARE 4.4%
       Abbott Laboratories ........................................................    United States         20,000        1,011,400
       Johnson & Johnson ..........................................................    United States         20,000        1,181,000
       Merck & Co. Inc. ...........................................................    United States         70,000        2,165,100
   (a) Tenet Healthcare Corp. .....................................................    United States        100,000          512,000
                                                                                                                      --------------
                                                                                                                           4,869,500
                                                                                                                      --------------
       INDUSTRIALS 4.2%
       General Dynamics Corp. .....................................................    United States         30,000        1,881,000
       General Electric Co. .......................................................    United States         40,000          570,400
       Pitney Bowes Inc. ..........................................................    United States         50,000        1,225,000
   (b) United Parcel Service Inc., B ..............................................    United States          6,000          322,080
   (b) United Technologies Corp. ..................................................    United States         10,000          614,500
                                                                                                                      --------------
                                                                                                                           4,612,980
                                                                                                                      --------------
       INFORMATION TECHNOLOGY 9.2%
   (a) Agilent Technologies Inc. ..................................................    United States         50,000        1,237,000
   (a) Cisco Systems Inc. .........................................................    United States         30,000          685,500
       Intel Corp. ................................................................    United States         60,000        1,146,600
       International Business Machines Corp. ......................................    United States          5,000          603,050
   (b) Lender Processing Services Inc. ............................................    United States         30,000        1,194,000
       Maxim Integrated Products Inc. .............................................    United States         20,000          333,400
   (b) Microsoft Corp. ............................................................    United States         70,000        1,941,100
       QUALCOMM Inc. ..............................................................    United States         11,800          488,638
   (b) Texas Instruments Inc. .....................................................    United States         60,000        1,407,000
       Xerox Corp. ................................................................    United States        140,000        1,052,800
                                                                                                                      --------------
                                                                                                                          10,089,088
                                                                                                                      --------------


                               Annual Report | 59

Franklin Investors Securities Trust

       FRANKLIN BALANCED FUND                                                             COUNTRY         SHARES           VALUE
       ----------------------                                                         --------------   ------------   --------------
       COMMON STOCKS (CONTINUED)
       MATERIALS 0.4%
       Celanese Corp., A ..........................................................    United States         15,000   $      411,750
                                                                                                                      --------------
       TELECOMMUNICATION SERVICES 5.0%
       AT&T Inc. ..................................................................    United States        100,000        2,567,000
       Verizon Communications Inc. ................................................    United States        100,000        2,959,000
                                                                                                                      --------------
                                                                                                                           5,526,000
                                                                                                                      --------------
       UTILITIES 7.8%
       Duke Energy Corp. ..........................................................    United States         40,000          632,800
       PPL Corp. ..................................................................    United States         65,000        1,913,600
       Progress Energy Inc. .......................................................    United States         60,000        2,251,800
       The Southern Co. ...........................................................    United States         60,000        1,871,400
       Xcel Energy Inc. ...........................................................    United States        100,000        1,886,000
                                                                                                                      --------------
                                                                                                                           8,555,600
                                                                                                                      --------------
       TOTAL COMMON STOCKS (COST $49,170,141) .....................................                                       49,182,602
                                                                                                                      --------------
       CONVERTIBLE PREFERRED STOCKS 7.0%
       ENERGY 0.4%
       McMoRan Exploration Co., 8.00%, cvt. pfd. ..................................    United States            350          462,560
                                                                                                                      --------------
       FINANCIALS 1.4%
       Bank of America Corp., 7.25%, cvt. pfd., L .................................    United States          1,800        1,507,212
                                                                                                                      --------------
       HEALTH CARE 2.4%
       Schering-Plough Corp., 6.00%, cvt. pfd. ....................................    United States          5,000        1,207,500
       Tenet Healthcare Corp., 7.00%, cvt. pfd. ...................................    United States          1,600        1,486,263
                                                                                                                      --------------
                                                                                                                           2,693,763
                                                                                                                      --------------
       MATERIALS 1.3%
       Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ......................    United States         13,500        1,444,500
                                                                                                                      --------------
       UTILITIES 1.5%
       Great Plains Energy Inc., 12.00%, cvt. pfd. ................................    United States         26,300        1,635,334
                                                                                                                      --------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $7,123,162) .......................                                        7,743,369
                                                                                                                      --------------
       PREFERRED STOCKS 0.1%
       FINANCIALS 0.1%
   (a) Fannie Mae, 7.625%, pfd., R ................................................    United States         20,000           18,400
   (a) Fannie Mae, 8.25%, pfd. ....................................................    United States         25,000           28,750
   (a) Freddie Mac, 8.375%, pfd., Z ...............................................    United States         30,200           33,220
                                                                                                                      --------------
       TOTAL PREFERRED STOCKS (COST $1,880,000) ...................................                                           80,370
                                                                                                                      --------------
   (c) EQUITY-LINKED SECURITIES 5.1%
       ENERGY 3.3%
       Credit Suisse into Weatherford International Ltd., 11.00% ..................    United States         75,000        1,400,640
   (d) The Goldman Sachs Group Inc. into Devon Energy Corp., 10.55%, 144A .........    United States         20,000        1,154,180
   (d) The Goldman Sachs Group Inc. into XTO Energy Inc., 9.00%, 144A .............    United States         25,000        1,053,840
                                                                                                                      --------------
                                                                                                                           3,608,660
                                                                                                                      --------------


                               60 | Annual Report

Franklin Investors Securities Trust

       FRANKLIN BALANCED FUND                                                             COUNTRY         SHARES           VALUE
       ----------------------                                                         --------------   ------------   --------------
       EQUITY-LINKED SECURITIES (CONTINUED)
       FINANCIALS 1.0%
   (d) JPMorgan Chase & Co. into Wells Fargo & Co., 10.00%, 144A ..................    United States         38,000   $    1,075,153
                                                                                                                      --------------
       INFORMATION TECHNOLOGY 0.8%
   (d) The Goldman Sachs Group Inc. into Intel Corp., 10.00%, 144A ................    United States         50,000          899,900
                                                                                                                      --------------
       TOTAL EQUITY-LINKED SECURITIES (COST $5,382,665) ...........................                                        5,583,713
                                                                                                                      --------------

                                                                                                         PRINCIPAL
                                                                                                         AMOUNT(e)
                                                                                                       ------------
       CONVERTIBLE BONDS 2.8%
       FINANCIALS 2.2%
   (d) Forest City Enterprises Inc., cvt., senior note, 144A, 5.00%, 10/15/16 .....    United States   $  1,500,000        1,378,125
   (f) iStar Financial Inc., cvt., senior note, FRN, 0.79%, 10/01/12 ..............    United States      1,000,000          525,000
       Vornado Realty Trust, cvt., senior bond, 2.85%, 4/01/27 ....................    United States        500,000          485,000
                                                                                                                      --------------
                                                                                                                           2,388,125
                                                                                                                      --------------
       INFORMATION TECHNOLOGY 0.6%
   (d) Sybase Inc., cvt., senior note, 144A, 3.50%, 8/15/29 .......................    United States        600,000          674,724
                                                                                                                      --------------
       TOTAL CONVERTIBLE BONDS (COST $2,854,889)                                                                           3,062,849
                                                                                                                      --------------
       CORPORATE BONDS 35.2%
       CONSUMER DISCRETIONARY 3.9%
       Comcast Corp., senior note, 6.30%, 11/15/17 ................................    United States        350,000          379,230
       DISH DBS Corp., senior note, 7.875%, 9/01/19 ...............................    United States      1,000,000        1,028,750
       Ford Motor Credit Co. LLC, senior note, 9.75%, 9/15/10 .....................    United States        900,000          922,808
   (d) News America Inc., senior note, 144A, 6.90%, 8/15/39 .......................    United States        300,000          319,105
       Target Corp., 6.00%, 1/15/18 ...............................................    United States      1,000,000        1,123,614
       Yum! Brands Inc., senior note, 5.30%, 9/15/19 ..............................    United States        500,000          506,649
                                                                                                                      --------------
                                                                                                                           4,280,156
                                                                                                                      --------------
       CONSUMER STAPLES 2.5%
       Altria Group Inc., senior note, 9.70%, 11/10/18 ............................    United States      1,000,000        1,232,333
   (d) Anheuser-Busch InBev NV, senior note, 144A, 7.20%, 1/15/14 .................    United States        750,000          845,686
       Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15 ......................    United States        300,000          299,525
       CVS Caremark Corp., senior note, 5.75%, 6/01/17 ............................    United States        300,000          323,161
                                                                                                                      --------------
                                                                                                                           2,700,705
                                                                                                                      --------------
       ENERGY 5.0%
       Anadarko Petroleum Corp., senior note, 6.95%, 6/15/19 ......................    United States        500,000          562,483
       Chesapeake Energy Corp., senior note, 7.25%, 12/15/18 ......................    United States      1,000,000          972,500
       El Paso Corp., senior note, 7.25%, 4/01/18 .................................    United States        500,000          501,577
   (d) Holly Corp., senior note, 144A, 9.875%, 6/15/17 ............................    United States        500,000          520,000
       Plains All American Pipeline LP, senior note, 5.75%, 1/15/20 ...............    United States        750,000          771,852
       Valero Energy Corp., senior note, 10.50%, 3/15/39 ..........................    United States        500,000          639,495
       Weatherford International Ltd., senior note, 9.625%, 3/01/19 ...............    United States        850,000        1,057,857
       The Williams Cos. Inc., senior note, 8.75%, 1/15/20 ........................    United States        250,000          286,927
   (d) Woodside Finance Ltd., senior note, 144A, 8.125%, 3/01/14 ..................      Australia          100,000          113,379
                                                                                                                      --------------
                                                                                                                           5,426,070
                                                                                                                      --------------


                               Annual Report | 61

Franklin Investors Securities Trust

                                                                                                        PRINCIPAL
       FRANKLIN BALANCED FUND                                                             COUNTRY        AMOUNT(e)         VALUE
       ----------------------                                                         --------------   ------------   --------------
       CORPORATE BONDS (CONTINUED)
       FINANCIALS 14.1%
       American Express Co., senior note, 7.00%, 3/19/18 ..........................    United States   $    700,000   $      774,394
   (g) Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual ...............    United States        725,000          652,884
(d, g) BNP Paribas, 144A, 7.195%, Perpetual .......................................        France           300,000          277,500
       Capital One Capital V, pfd., 10.25%, 8/15/39 ...............................    United States        500,000          572,077
       Capital One Financial Corp., senior note, 7.375%, 5/23/14 ..................    United States        500,000          568,047
       Citigroup Inc., senior note, 8.125%, 7/15/39 ...............................    United States        500,000          587,363
   (d) Commonwealth Bank of Australia, senior note, 144A, 3.75%, 10/15/14 .........      Australia        1,000,000        1,010,798
       Compass Bank, 6.40%, 10/01/17 ..............................................    United States        400,000          385,783
       Duke Realty LP, senior note,
          6.50%, 1/15/18 ..........................................................    United States        585,000          556,675
          7.375%, 2/15/15 .........................................................    United States        600,000          632,982
       The Goldman Sachs Group Inc., senior note, 7.50%, 2/15/19 ..................    United States        700,000          819,426
       HCP Inc., senior note, 6.70%, 1/30/18 ......................................    United States      1,000,000          997,014
       iStar Financial Inc., 8.625%, 6/01/13 ......................................    United States        900,000          567,000
   (g) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual ................    United States      1,440,000        1,452,583
       Lazard Group, senior note, 6.85%, 6/15/17 ..................................    United States        300,000          304,046
       PNC Funding Corp., sub. note, 5.625%, 2/01/17 ..............................    United States        700,000          691,204
   (d) Pricoa Global Funding I, 144A, 5.45%, 6/11/14 ..............................    United States      1,000,000        1,055,154
       Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19 .............   United Kingdom        600,000          611,394
       Simon Property Group LP, senior note, 10.35%, 4/01/19 ......................    United States        500,000          631,852
   (f) The Travelers Cos. Inc., junior sub. bond, FRN, 6.25%, 3/15/67 .............    United States        500,000          451,982
   (g) Wachovia Capital Trust III, junior sub. bond, 5.80%, Perpetual .............    United States        500,000          357,500
   (g) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ...........................    United States        300,000          280,500
   (g) Wells Fargo Capital XV, pfd., 9.75%, Perpetual .............................    United States        700,000          756,000
       Willis North America Inc., senior note, 7.00%, 9/29/19 .....................    United States        500,000          508,007
                                                                                                                      --------------
                                                                                                                          15,502,165
                                                                                                                      --------------
       HEALTH CARE 2.4%
   (d) CareFusion Corp., senior note, 144A, 6.375%, 8/01/19 .......................    United States        750,000          809,752
       Coventry Health Care Inc., senior note, 6.30%, 8/15/14 .....................    United States        400,000          393,575
       HCA Inc.,
          6.375%, 1/15/15 .........................................................    United States        255,000          239,700
   (d)    senior secured note, 144A, 7.875%, 2/15/20 ..............................    United States      1,000,000        1,032,500
   (d) Talecris Biotherapeutics Holdings Corp., senior note, 144A,
          7.75%, 11/15/16 .........................................................    United States        200,000          204,500
                                                                                                                      --------------
                                                                                                                           2,680,027
                                                                                                                      --------------
       INDUSTRIALS 0.3%
       Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%, 4/15/14 ........    United States        300,000          360,305
                                                                                                                      --------------
       MATERIALS 1.4%
   (d) Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14 .............   United Kingdom        500,000          584,381
       ArcelorMittal, senior note, 9.00%, 2/15/15 .................................     Luxembourg          500,000          577,705
       Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ............................    United States        400,000          412,762
                                                                                                                      --------------
                                                                                                                           1,574,848
                                                                                                                      --------------


                               62 | Annual Report

Franklin Investors Securities Trust

                                                                                                        PRINCIPAL
       FRANKLIN BALANCED FUND                                                             COUNTRY        AMOUNT(e)         VALUE
       ----------------------                                                         --------------   ------------   --------------
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES 1.3%
   (d) Cellco Partnership/Verizon Wireless, senior note, 144A, 8.50%, 11/15/18 ....    United States   $    700,000   $      873,214
       Embarq Corp., senior note, 7.082%, 6/01/16 .................................    United States        250,000          273,390
       Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 .....................    United States        250,000          273,038
                                                                                                                      --------------
                                                                                                                           1,419,642
                                                                                                                      --------------
       UTILITIES 4.3%
       Ameren Corp., senior note, 8.875%, 5/15/14 .................................    United States        400,000          448,887
       Arizona Public Service Co., senior note, 8.75%, 3/01/19 ....................    United States        500,000          596,135
       CMS Energy Corp., senior note, 8.75%, 6/15/19 ..............................    United States        500,000          552,696
       Dominion Resources Inc., senior note, 8.875%, 1/15/19 ......................    United States        500,000          631,951
       Duke Energy Corp., senior note, 6.30%, 2/01/14 .............................    United States        300,000          331,952
       Illinois Power Co., senior secured note, 9.75%, 11/15/18 ...................    United States      1,000,000        1,252,683
       Sempra Energy, senior note, 8.90%, 11/15/13 ................................    United States        750,000          889,525
                                                                                                                      --------------
                                                                                                                           4,703,829
                                                                                                                      --------------
       TOTAL CORPORATE BONDS (COST $35,385,720) ...................................                                       38,647,747
                                                                                                                      --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES (COST $103,730) 0.1%
       FINANCIALS 0.1%
   (f) Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 0.484%, 9/25/35 ...........    United States        103,666           81,426
                                                                                                                      --------------
       MORTGAGE-BACKED SECURITIES 0.5%
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.5%
       FNMA 30 Year, 6.00%, 8/01/36 ...............................................    United States        240,045          255,774
       FNMA 30 Year, 6.50%, 4/01/36 ...............................................    United States        246,170          264,829
                                                                                                                      --------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $481,735) ...........................                                          520,603
                                                                                                                      --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $102,382,042) ........................................................                                      104,902,679
                                                                                                                      --------------
       SHORT TERM INVESTMENTS 2.4%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $1,369,969) 1.2%
   (h) U.S. Treasury Bill, 11/27/09 ...............................................    United States      1,370,000        1,369,996
                                                                                                                      --------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
       (COST $103,752,011) ........................................................                                      106,272,675
                                                                                                                      --------------

                                                                                                          SHARES
                                                                                                       ------------
       MONEY MARKET FUNDS (COST $1,319,490) 1.2%
   (i) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ................    United States      1,319,490       1,319,490
                                                                                                                      -------------
       TOTAL INVESTMENTS (COST $105,071,501) 98.0% ................................                                     107,592,165
       OPTIONS WRITTEN (0.1)% .....................................................                                         (51,410)
       OTHER ASSETS, LESS LIABILITIES 2.1% ........................................                                       2,295,140
                                                                                                                      -------------
       NET ASSETS 100.0% ..........................................................                                   $ 109,835,895
                                                                                                                      =============


                               Annual Report | 63

Franklin Investors Securities Trust

       FRANKLIN BALANCED FUND                                                             COUNTRY        CONTRACTS         VALUE
       ----------------------                                                         --------------   ------------   -------------
   (j) OPTIONS WRITTEN (0.0)%(k)
       CALL OPTIONS (0.0)%(k)
       INDUSTRIALS (0.0%)(k)
       United Parcel Service Inc., Nov. 60 Calls, 11/21/09 ........................    United States             60   $        (360)
       United Technologies Corp., Nov. 70 Calls, 11/21/09 .........................    United States            100            (500)
                                                                                                                      -------------
                                                                                                                               (860)
                                                                                                                      -------------
       INFORMATION TECHNOLOGY (0.0)%(k)
       Lender Processing Services Inc., Nov. 45 Calls, 11/21/09 ...................    United States            100          (1,250)
       Microsoft Corp., Nov. 30 Calls, 11/21/09 ...................................    United States            100          (1,000)
       Texas Instruments Inc., Nov. 25 Calls, 11/21/09 ............................    United States            200          (6,000)
                                                                                                                      -------------
                                                                                                                             (8,250)
                                                                                                                      -------------
       PUT OPTIONS (0.0)%(k)
       CONSUMER DISCRETIONARY (0.0)%(k)
       CBS Corp., Nov. 10 Puts, 11/21/09 ..........................................    United States            100          (2,500)
                                                                                                                      -------------
       INFORMATION TECHNOLOGY (0.0)%(k)
       Analog Devices Inc., Nov. 25 Puts, 11/21/09 ................................    United States            200         (11,800)
       QUALCOMM Inc., Nov. 40 Puts, 11/21/09 ......................................    United States            200         (20,000)
                                                                                                                      -------------
                                                                                                                            (31,800)
                                                                                                                      -------------
       MATERIALS (0.0)%(k)
       Celanese Corp., Nov. 25 Puts, 11/21/09 .....................................    United States            200          (8,000)
                                                                                                                      -------------
       TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $56,639) ..........................                                   $     (51,410)
                                                                                                                      =============

See Abbreviations on page 123.

(a)  Non-income producing.

(b) A portion or all of the security is held in connection with written option contracts open at year end.

(c)  See Note 1(e) regarding equity-linked securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $13,881,891, representing 12.64% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  The coupon rate shown represents the rate at period end.

(g)  Perpetual security with no stated maturity date.

(h)  The security is traded on a discount basis with no stated coupon rate.

(i) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(j)  See Note 1(d) regarding written options.

(k)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                     YEAR ENDED OCTOBER 31,
                                                                    --------------------------------------------------------
CLASS A                                                               2009        2008        2007        2006        2005
-------                                                             --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................    $   9.48    $  17.14    $  17.19    $  16.46    $  15.16
                                                                    --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................................        0.35        0.42        0.38        0.43        0.42
   Net realized and unrealized gains (losses) ..................        3.04       (6.75)       1.36        1.52        1.49
                                                                    --------    --------    --------    --------    --------
Total from investment operations ...............................        3.39       (6.33)       1.74        1.95        1.91
                                                                    --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .......................................       (0.59)      (0.75)      (0.58)      (0.60)      (0.61)
   Net realized gains ..........................................          --       (0.58)      (1.21)      (0.62)         --
                                                                    --------    --------    --------    --------    --------
Total distributions ............................................       (0.59)      (1.33)      (1.79)      (1.22)      (0.61)
                                                                    --------    --------    --------    --------    --------
Redemption fees(c) .............................................          --          --(d)       --(d)       --(d)       --(d)
                                                                    --------    --------    --------    --------    --------
Net asset value, end of year ...................................    $  12.28    $   9.48    $  17.14    $  17.19    $  16.46
                                                                    ========    ========    ========    ========    ========
Total return(e) ................................................       37.35%     (39.36)%     10.66%      12.45%      12.76%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................................        0.96%       0.89%       0.87%       0.86%       0.88%
Net investment income ..........................................        3.35%       2.92%       2.25%       2.59%       2.63%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................    $542,741    $396,201    $844,603    $718,018    $551,120
Portfolio turnover rate ........................................       47.18%      37.58%      17.59%      31.37%      35.30%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

  The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                   YEAR ENDED OCTOBER 31,
                                                                 ---------------------------------------------------------
CLASS C                                                            2009        2008        2007        2006        2005
-------                                                          --------    --------    --------    --------    ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................    $   9.39    $  16.98    $  17.04    $  16.32    $   15.05
                                                                 --------    --------    --------    --------    ---------
Income from investment operations(a):
   Net investment income(b) .................................        0.27        0.31        0.25        0.30         0.30
   Net realized and unrealized gains (losses) ...............        3.01       (6.68)       1.36        1.52         1.46
                                                                 --------    --------    --------    --------    ---------
Total from investment operations ............................        3.28       (6.37)       1.61        1.82         1.76
                                                                 --------    --------    --------    --------    ---------
Less distributions from:
   Net investment income ....................................       (0.51)      (0.64)      (0.46)      (0.48)       (0.49)
   Net realized gains .......................................          --       (0.58)      (1.21)      (0.62)          --
                                                                 --------    --------    --------    --------    ---------
Total distributions .........................................       (0.51)      (1.22)      (1.67)      (1.10)       (0.49)
                                                                 --------    --------    --------    --------    ---------
Redemption fees(c) ..........................................          --          --(d)       --(d)       --(d)        --(d)
                                                                 --------    --------    --------    --------    ---------
Net asset value, end of year ................................    $  12.16    $   9.39    $  16.98    $  17.04    $   16.32
                                                                 ========    ========    ========    ========    =========
Total return(e) .............................................       36.36%     (39.80)%      9.94%      11.53%       11.92%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .................................................        1.71%       1.63%       1.61%       1.61%        1.63%
Net investment income .......................................        2.60%       2.18%       1.51%       1.83%        1.88%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................    $192,297    $138,148    $306,353    $271,216    $ 219,970
Portfolio turnover rate .....................................       47.18%      37.58%      17.59%      31.37%       35.30%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                                     ----------------------
ADVISOR CLASS                                                          2009       2008(a)
-------------                                                        -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year................................   $  9.48      $ 15.65
                                                                     -------      -------
Income from investment operations(b):
   Net investment income(c).......................................      0.39         0.24
   Net realized and unrealized gains (losses).....................      3.03        (5.88)
                                                                     -------      -------
Total from investment operations..................................      3.42        (5.64)
                                                                     -------      -------
Less distributions from net investment income.....................     (0.61)       (0.53)
                                                                     -------      -------
Redemption fees(d)                                                        --           --(e)
                                                                     -------      -------
Net asset value, end of year......................................   $ 12.29      $  9.48
                                                                     =======      =======
Total return(f)...................................................     37.81%      (36.93)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h).......................................................      0.71%        0.64%
Net investment income.............................................      3.60%        3.17%
SUPPLEMENTAL DATA
Net assets, end of year (000's)...................................   $32,003      $   318
Portfolio turnover rate...........................................     47.18%       37.58%


(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 67

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

       FRANKLIN CONVERTIBLE SECURITIES FUND                                                  SHARES         VALUE
       ------------------------------------                                               -----------   ------------
       CONVERTIBLE PREFERRED STOCKS 26.0%
       CONSUMER DISCRETIONARY 3.3%
   (a) Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ..............................       450,000   $ 13,005,000
   (a) General Motors Corp., 1.50%, cvt. pfd., D ......................................       776,200      2,493,543
   (a) General Motors Corp., 6.25%, cvt. pfd., C ......................................       235,000        705,000
       Retail Ventures Inc. into DSW Inc., 6.625%, cvt. pfd. ..........................       250,000      9,250,000
                                                                                                        ------------
                                                                                                          25,453,543
                                                                                                        ------------
       CONSUMER STAPLES 2.2%
       Archer Daniels Midland Co., 6.25%, cvt. pfd. ...................................       400,000     17,100,000
                                                                                                        ------------
       ENERGY 3.5%
       Chesapeake Energy Corp., 5.00%, cvt. pfd. ......................................        90,000      7,515,000
   (b) Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ................................       110,000      9,185,000
       El Paso Corp., 4.99%, cvt. pfd. ................................................        12,000     10,488,000
                                                                                                        ------------
                                                                                                          27,188,000
                                                                                                        ------------
       FINANCIALS 4.8%
       Affiliated Managers Group Inc., 5.10%, cvt. pfd. ...............................       350,000     12,731,250
   (a) Fannie Mae, 5.375%, cvt. pfd. ..................................................           140        490,000
       Simon Property Group Inc., 6.00%, cvt. pfd. ....................................       200,000     11,800,000
       Wells Fargo & Co., 7.50%, cvt. pfd., A .........................................        12,900     11,545,500
                                                                                                        ------------
                                                                                                          36,566,750
                                                                                                        ------------
       HEALTH CARE 4.1%
       Schering-Plough Corp., 6.00%, cvt. pfd. ........................................        73,000     17,629,500
       Tenet Healthcare Corp., 7.00%, cvt. pfd. .......................................        15,000     13,933,717
                                                                                                        ------------
                                                                                                          31,563,217
                                                                                                        ------------
       MATERIALS 4.5%
       Celanese Corp., 4.25%, cvt. pfd. ...............................................       514,700     18,207,513
       Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ..........................       150,000     16,050,000
                                                                                                        ------------
                                                                                                          34,257,513
                                                                                                        ------------
       UTILITIES 3.6%
       Great Plains Energy Inc., 12.00%, cvt. pfd. ....................................       263,200     16,365,776
       NRG Energy Inc., 4.00%, cvt. pfd. ..............................................         9,500     10,927,375
                                                                                                        ------------
                                                                                                          27,293,151
                                                                                                        ------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $239,257,511) .........................                  199,422,174
                                                                                                        ------------

                                                                                           PRINCIPAL
                                                                                           AMOUNT(c)
                                                                                          -----------
       CONVERTIBLE BONDS 72.4%
       CONSUMER DISCRETIONARY 10.4%
       Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 .............................   $16,000,000     17,019,999
       BorgWarner Inc., cvt., senior note, 3.50%, 4/15/12 .............................     6,750,000      8,167,500
       Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ..............................    18,000,000     18,810,000
   (b) Eastman Kodak Co., cvt., senior note, 144A, 7.00%, 4/01/17 .....................    10,000,000      8,404,250
       Liberty Media Corp., cvt., senior deb., B, 3.25%, 3/15/31 ......................    10,000,000      5,647,580
       Lions Gate Entertainment Corp., cvt., senior note, 3.625%, 3/15/25 (Canada) ....    10,000,000      9,025,000
   (b) Live Nation Inc., cvt., senior note, 144A, 2.875%, 7/15/27 .....................    17,865,000     12,840,469
                                                                                                        ------------
                                                                                                          79,914,798
                                                                                                        ------------


                               68 | Annual Report

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
       FRANKLIN CONVERTIBLE SECURITIES FUND                                                AMOUNT(c)        VALUE
       ------------------------------------                                               -----------   ------------
       CONVERTIBLE BONDS (CONTINUED)
       ENERGY 1.1%
       Helix Energy Solutions Group, cvt., senior note, 3.25%, 12/15/25 ...............   $10,000,000   $  8,712,500
                                                                                                        ------------
       FINANCIALS 3.4%
       CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 .....................    11,500,000      9,737,625
   (d) iStar Financial Inc., cvt., senior note, FRN, 0.79%, 10/01/12 ..................    23,000,000     12,075,000
       Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14 ................     3,600,000      4,176,000
                                                                                                        ------------
                                                                                                          25,988,625
                                                                                                        ------------
       HEALTH CARE 20.2%
       ALZA Corp., cvt., sub. deb., zero cpn., 7/28/20 ................................    15,000,000     12,956,250
       American Medical Systems Holdings Ltd., cvt., senior sub. note,
          3.25%, 7/01/36 ..............................................................     2,048,000      2,060,800
          4.00%, 9/15/41 ..............................................................    12,952,000     13,664,360
   (b) Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13 ...........................    15,000,000     14,831,250
       Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17 ...............    10,300,000      9,797,875
       Cephalon Inc., cvt., senior sub. note, 2.50%, 5/01/14 ..........................    15,000,000     15,075,000
       Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13 .......................    10,000,000     12,262,500
       Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 .................................    15,000,000     13,500,000
   (b) Medtronic Inc., cvt., senior note, 144A, 1.50%, 4/15/11 ........................    17,000,000     16,830,000
   (b) Mylan Inc., cvt., 144A, 3.75%, 9/15/15 .........................................    14,500,000     20,426,875
       Onyx Pharmaceuticals Inc., cvt., senior note, 4.00%, 8/15/16 ...................    11,500,000     11,715,625
       PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 ............................    10,550,000     11,829,187
                                                                                                        ------------
                                                                                                         154,949,722
                                                                                                        ------------
       INDUSTRIALS 8.7%
       AMR Corp., cvt., senior note, 6.25%, 10/15/14 ..................................    10,000,000      8,302,500
   (b) GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 ............................     3,000,000      3,532,500
       Ingersoll Rand Co., cvt., senior note, 4.50%, 4/15/12 ..........................     9,000,000     16,751,250
   (b) L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 ...........................    15,000,000     15,243,750
       WESCO International Inc., cvt., senior deb., 6.00%, 9/15/29 ....................    19,200,000     23,088,000
                                                                                                        ------------
                                                                                                          66,918,000
                                                                                                        ------------
       INFORMATION TECHNOLOGY 21.5%
       Alliance Data Systems Corp., cvt., senior note,
          1.75%, 8/01/13 ..............................................................    17,000,000     16,150,000
   (b)    144A, 4.75%, 5/15/14 ........................................................     3,000,000      4,132,500
(b, e) BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 ......................    14,000,000         18,900
       EMC Corp., cvt., senior note, 1.75%, 12/01/13 ..................................    10,000,000     12,050,000
       Intel Corp., cvt.,
   (b)    junior sub. bond, 144A, 2.95%, 12/15/35 .....................................    19,000,000     17,480,000
          sub. deb., 2.95%, 12/15/35 ..................................................     2,000,000      1,840,000
       Liberty Media Corp. into Motorola Inc., cvt., senior deb., 3.50%, 1/15/31 ......     8,000,000      4,192,776
   (b) Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%, 12/15/37 ......    20,000,000     17,095,200
       Micron Technology Inc., cvt., senior sub. note, 1.875%, 6/01/14 ................    20,000,000     15,575,000
       NetApp Inc., cvt., senior note, 1.75%, 6/01/13 .................................    15,000,000     16,556,250
       PMC-Sierra Inc., cvt.,
   (b)    144A, 2.25%, 10/15/25 .......................................................     3,500,000      4,143,125
          sub. note, 2.25%, 10/15/25 ..................................................     9,500,000     11,245,625
   (b) Sybase Inc., cvt., senior note, 144A, 3.50%, 8/15/29 ...........................    13,000,000     14,619,020
   (b) VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%, 6/15/12 ...............    21,000,000     17,902,500


                               Annual Report | 69

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
       FRANKLIN CONVERTIBLE SECURITIES FUND                                                AMOUNT(c)        VALUE
       ------------------------------------                                               -----------   ------------
       CONVERTIBLE BONDS (CONTINUED)
       INFORMATION TECHNOLOGY (CONTINUED)
   (b) VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37 ....................   $14,000,000   $ 11,952,500
                                                                                                        ------------
                                                                                                         164,953,396
                                                                                                        ------------
       MATERIALS 3.0%
       ArcelorMittal, cvt., senior note, 5.00%, 5/15/14 (Luxembourg) ..................    10,000,000     13,560,960
       Newmont Mining Corp., cvt., senior note, 3.00%, 2/15/12 ........................     7,500,000      9,065,625
                                                                                                        ------------
                                                                                                          22,626,585
                                                                                                        ------------
       TELECOMMUNICATION SERVICES 1.9%
   (b) NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 ..................................    15,000,000     14,906,250
                                                                                                        ------------
       UTILITIES 2.2%
       CMS Energy Corp., cvt., senior note, 5.50%, 6/15/29 ............................    15,000,000     16,912,500
                                                                                                        ------------
       TOTAL CONVERTIBLE BONDS (COST $583,737,748) ....................................                  555,882,376
                                                                                                        ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $822,995,259) ............                  755,304,550
                                                                                                        ------------

                                                                                             SHARES
                                                                                          -----------
       SHORT TERM INVESTMENTS (COST $15,879,258) 2.1%
       MONEY MARKET FUNDS 2.1%
   (f) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ....................    15,879,258     15,879,258
                                                                                                        ------------
       TOTAL INVESTMENTS (COST $838,874,517) 100.5% ...................................                  771,183,808
       OTHER ASSETS, LESS LIABILITIES (0.5)% ..........................................                   (4,143,365)
                                                                                                        ------------
       NET ASSETS 100.0% ..............................................................                 $767,040,443
                                                                                                        ============

See Abbreviations on page 123.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $203,544,089, representing 26.54% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 8 regarding defaulted securities.

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               70 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                                     YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------
CLASS A                                              2009         2008        2007        2006        2005
-------                                            --------     --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  12.88     $  22.41    $  22.67    $  20.47    $  19.58
                                                   --------     --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................       0.39         0.48        0.46        0.48        0.50
   Net realized and unrealized gains (losses) ..       1.29        (8.57)       1.16        2.70        0.85
                                                   --------     --------    --------    --------    --------
Total from investment operations ...............       1.68        (8.09)       1.62        3.18        1.35
                                                   --------     --------    --------    --------    --------
Less distributions from:
   Net investment income .......................      (0.50)       (0.48)      (0.45)      (0.51)      (0.46)
   Net realized gains ..........................         --        (0.96)      (1.43)      (0.47)         --
                                                   --------     --------    --------    --------    --------
Total distributions ............................      (0.50)       (1.44)      (1.88)      (0.98)      (0.46)
                                                   --------     --------    --------    --------    --------
Redemption fees(c) .............................         --           --(d)       --(d)       --(d)       --(d)
                                                   --------     --------    --------    --------    --------
Net asset value, end of year ...................   $  14.06     $  12.88    $  22.41    $  22.67    $  20.47
                                                   ========     ========    ========    ========    ========
Total return(e) ................................      13.77%      (38.01)%      7.40%      16.04%       6.92%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.04%        0.95%       0.92%       0.91%       0.93%
Net investment income ..........................       3.19%        2.66%       2.03%       2.26%       2.43%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $540,127     $465,027    $855,227    $735,432    $651,766
Portfolio turnover rate ........................      43.75%       31.32%      27.66%      29.34%      38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 71

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------
CLASS B                                              2009      2008       2007       2006       2005
-------                                            -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 12.82   $ 22.30    $ 22.57    $ 20.38    $ 19.49
                                                   -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ....................      0.30      0.34       0.29       0.32       0.35
   Net realized and unrealized gains (losses) ..      1.27     (8.52)      1.15       2.70       0.85
                                                   -------   -------    -------    -------    -------
Total from investment operations ...............      1.57     (8.18)      1.44       3.02       1.20
                                                   -------   -------    -------    -------    -------
Less distributions from:
   Net investment income .......................     (0.41)    (0.34)     (0.28)     (0.36)     (0.31)
   Net realized gains ..........................        --     (0.96)     (1.43)     (0.47)        --
                                                   -------   -------    -------    -------    -------
Total distributions ............................     (0.41)    (1.30)     (1.71)     (0.83)     (0.31)
                                                   -------   -------    -------    -------    -------
Redemption fees(c) .............................        --        --(d)      --(d)      --(d)      --(d)
                                                   -------   -------    -------    -------    -------
Net asset value, end of year ...................   $ 13.98   $ 12.82    $ 22.30    $ 22.57    $ 20.38
                                                   =======   =======    =======    =======    =======
Total return(e) ................................     12.87%   (38.47)%     6.59%     15.20%      6.17%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.79%     1.70%      1.67%      1.65%      1.68%
Net investment income ..........................      2.44%     1.91%      1.28%      1.52%      1.68%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $16,737   $20,559    $46,627    $51,979    $54,880
Portfolio turnover rate ........................     43.75%    31.32%     27.66%     29.34%     38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               72 | Annual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------------
CLASS C                                              2009      2008       2007        2006        2005
-------                                            -------   -------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 12.83   $ 22.31    $  22.58    $  20.39    $  19.50
                                                   -------   -------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................      0.30      0.34        0.29        0.32        0.34
   Net realized and unrealized gains (losses) ..      1.28     (8.52)       1.15        2.70        0.86
                                                   -------   -------    --------    --------    --------
Total from investment operations ...............      1.58     (8.18)       1.44        3.02        1.20
                                                   -------   -------    --------    --------    --------
Less distributions from:
   Net investment income .......................     (0.41)    (0.34)      (0.28)      (0.36)      (0.31)
   Net realized gains ..........................        --     (0.96)      (1.43)      (0.47)         --
                                                   -------   -------    --------    --------    --------
Total distributions ............................     (0.41)    (1.30)      (1.71)      (0.83)      (0.31)
                                                   -------   -------    --------    --------    --------
Redemption fees(c) .............................        --        --(d)       --(d)       --(d)       --(d)
                                                   -------   -------    --------    --------    --------
Net asset value, end of year ...................   $ 14.00   $ 12.83    $  22.31    $  22.58    $  20.39
                                                   =======   =======    ========    ========    ========
Total return(e) ................................     12.94%   (38.46)%      6.60%      15.19%       6.16%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      1.79%     1.70%       1.66%       1.65%       1.68%
Net investment income ..........................      2.44%     1.91%       1.29%       1.52%       1.68%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $86,152   $78,394    $166,481    $172,366    $174,674
Portfolio turnover rate ........................     43.75%    31.32%      27.66%      29.34%      38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 73

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                                YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------
CLASS R                                             2009      2008       2007       2006       2005
-------                                            ------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $12.89   $ 22.43    $ 22.68    $ 20.48    $ 19.59
                                                   ------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ....................     0.36      0.44       0.41       0.43       0.45
   Net realized and unrealized gains (losses) ..     1.29     (8.59)      1.16       2.70       0.85
                                                   ------   -------    -------    -------    -------
Total from investment operations ...............     1.65     (8.15)      1.57       3.13       1.30
                                                   ------   -------    -------    -------    -------
Less distributions from:
   Net investment income .......................    (0.47)    (0.43)     (0.39)     (0.46)     (0.41)
   Net realized gains ..........................       --     (0.96)     (1.43)     (0.47)        --
                                                   ------   -------    -------    -------    -------
Total distributions ............................    (0.47)    (1.39)     (1.82)     (0.93)     (0.41)
                                                   ------   -------    -------    -------    -------
Redemption fees(c) .............................       --        --(d)      --(d)      --(d)      --(d)
                                                   ------   -------    -------    -------    -------
Net asset value, end of year ...................   $14.07   $ 12.89    $ 22.43    $ 22.68    $ 20.48
                                                   ======   =======    =======    =======    =======
Total return(e) ................................    13.49%   (38.18)%     7.11%     15.69%      6.71%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................     1.29%     1.20%      1.17%      1.16%      1.18%
Net investment income ..........................     2.94%     2.41%      1.78%      2.01%      2.18%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $4,218   $ 4,690    $13,532    $18,908    $20,612
Portfolio turnover rate ........................    43.75%    31.32%     27.66%     29.34%     38.05%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               74 | Annual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                   YEAR ENDED OCTOBER 31,
                                                   ----------------------
ADVISOR CLASS                                         2009      2008(a)
-------------                                      ---------  -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............     $12.88    $ 19.59
                                                     ------    -------
Income from investment operations(b):
   Net investment income(c) ....................       0.42       0.23
   Net realized and unrealized gains (losses) ..       1.30      (6.75)
                                                     ------    -------
Total from investment operations ...............       1.72      (6.52)
                                                     ------    -------
Less distributions from net investment income ..      (0.53)     (0.19)
                                                     ------    -------
Redemption fees(d) .............................         --         --(e)
                                                     ------    -------
Net asset value, end of year ...................     $14.07    $ 12.88
                                                     ======    =======
Total return(f) ................................      14.12%    (33.43)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ....................................       0.79%      0.70%
Net investment income ..........................       3.44%      2.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................     $2,142    $   679
Portfolio turnover rate ........................      43.75%     31.32%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 75

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

    FRANKLIN EQUITY INCOME FUND                                              COUNTRY         SHARES         VALUE
    ---------------------------                                          --------------   -----------   ------------
    COMMON STOCKS 72.1%
    CONSUMER DISCRETIONARY 3.4%
    Best Buy Co. Inc. ................................................    United States       298,700   $ 11,404,366
    The Home Depot Inc. ..............................................    United States       414,000     10,387,260
                                                                                                        ------------
                                                                                                          21,791,626
                                                                                                        ------------
    CONSUMER STAPLES 7.3%
    The Coca-Cola Co. ................................................    United States       329,800     17,581,638
    Diageo PLC, ADR ..................................................   United Kingdom       227,200     14,772,544
    Unilever NV, N.Y. shs. ...........................................     Netherlands        488,700     15,095,943
                                                                                                        ------------
                                                                                                          47,450,125
                                                                                                        ------------
    ENERGY 10.7%
    Chevron Corp. ....................................................    United States       240,500     18,407,870
    ConocoPhillips ...................................................    United States       279,300     14,015,274
    Exxon Mobil Corp. ................................................    United States       144,734     10,373,086
    Halliburton Co. ..................................................    United States       450,000     13,144,500
    Spectra Energy Corp. .............................................    United States       720,400     13,774,048
                                                                                                        ------------
                                                                                                          69,714,778
                                                                                                        ------------
    FINANCIALS 6.5%
    Aflac Inc. .......................................................    United States       306,200     12,704,238
    JPMorgan Chase & Co. .............................................    United States       261,350     10,916,589
    Marsh & McLennan Cos. Inc. .......................................    United States       365,900      8,584,014
    Wells Fargo & Co. ................................................    United States       374,400     10,303,488
                                                                                                        ------------
                                                                                                          42,508,329
                                                                                                        ------------
    HEALTH CARE 8.3%
    Abbott Laboratories ..............................................    United States       275,000     13,906,750
    Johnson & Johnson ................................................    United States       307,000     18,128,350
    Merck & Co. Inc. .................................................    United States       329,000     10,175,970
    Pfizer Inc. ......................................................    United States       684,500     11,657,035
                                                                                                        ------------
                                                                                                          53,868,105
                                                                                                        ------------
    INDUSTRIALS 14.0%
    3M Co. ...........................................................    United States       213,100     15,677,767
    Caterpillar Inc. .................................................    United States       264,200     14,546,852
    General Dynamics Corp. ...........................................    United States       215,000     13,480,500
    General Electric Co. .............................................    United States       596,600      8,507,516
    J.B. Hunt Transport Services Inc. ................................    United States       282,800      8,500,968
    Pitney Bowes Inc. ................................................    United States       334,500      8,195,250
    Republic Services Inc. ...........................................    United States       425,000     11,011,750
    United Parcel Service Inc., B ....................................    United States       201,600     10,821,888
                                                                                                        ------------
                                                                                                          90,742,491
                                                                                                        ------------
    INFORMATION TECHNOLOGY 12.3%
    Intel Corp. ......................................................    United States       870,500     16,635,255
    International Business Machines Corp. ............................    United States       139,900     16,873,339
    Microsoft Corp. ..................................................    United States       750,000     20,797,500
    Nokia Corp., ADR .................................................       Finland          530,800      6,693,388
    Paychex Inc. .....................................................    United States       443,900     12,611,199
    Xerox Corp. ......................................................    United States       870,000      6,542,400
                                                                                                        ------------
                                                                                                          80,153,081
                                                                                                        ------------


                               76 | Annual Report

Franklin Investors Securities Trust

    FRANKLIN EQUITY INCOME FUND                                              COUNTRY         SHARES         VALUE
    ---------------------------                                          --------------   -----------   ------------
    COMMON STOCKS (CONTINUED)
    TELECOMMUNICATION SERVICES 4.4%
    AT&T Inc. ........................................................    United States       612,910   $ 15,733,400
    Verizon Communications Inc. ......................................    United States       432,300     12,791,757
                                                                                                        ------------
                                                                                                          28,525,157
                                                                                                        ------------
    UTILITIES 5.2%
    PG&E Corp. .......................................................    United States       261,000     10,672,290
    Sempra Energy ....................................................    United States       200,000     10,290,000
    The Southern Co. .................................................    United States       404,000     12,600,760
                                                                                                        ------------
                                                                                                          33,563,050
                                                                                                        ------------
    TOTAL COMMON STOCKS (COST $467,287,361) ..........................                                   468,316,742
                                                                                                        ------------
    CONVERTIBLE PREFERRED STOCKS 12.8%
    CONSUMER DISCRETIONARY 1.0%
    Autoliv Inc., 8.00%, cvt. pfd. ...................................       Sweden           134,000      6,346,508
                                                                                                        ------------
    FINANCIALS 4.0%
    Bank of America Corp., 7.25%, cvt. pfd., L .......................    United States        18,000     15,072,120
    Wells Fargo & Co., 7.50%, cvt. pfd., A ...........................    United States        12,500     11,187,500
                                                                                                        ------------
                                                                                                          26,259,620
                                                                                                        ------------
    HEALTH CARE 3.8%
    Schering-Plough Corp., 6.00%, cvt. pfd. ..........................    United States        76,000     18,354,000
    Tenet Healthcare Corp., 7.00%, cvt. pfd. .........................    United States         6,600      6,130,836
                                                                                                        ------------
                                                                                                          24,484,836
                                                                                                        ------------
    MATERIALS 2.1%
    Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ............    United States       128,000     13,696,000
                                                                                                        ------------
    UTILITIES 1.9%
    Great Plains Energy Inc., 12.00%, cvt. pfd. ......................    United States       200,000     12,436,000
                                                                                                        ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $72,117,454) ............                                    83,222,964
                                                                                                        ------------
(a) EQUITY-LINKED SECURITIES 2.6%
    CONSUMER DISCRETIONARY 1.3%
(b) Morgan Stanley into Comcast Corp., 10.00%, 144A ..................    United States       600,000      8,741,280
                                                                                                        ------------
    ENERGY 1.3%
    Credit Suisse into Weatherford International Ltd., 11.00% ........    United States       450,000      8,403,840
                                                                                                        ------------
    TOTAL EQUITY-LINKED SECURITIES (COST $18,008,250) ................                                    17,145,120
                                                                                                        ------------
    PREFERRED STOCKS (COST $15,634,990) 0.1%
    FINANCIALS 0.1%
(c) Fannie Mae, 8.25%, pfd. ..........................................    United States       625,000        718,750
                                                                                                        ------------

                                                                                           PRINCIPAL
                                                                                           AMOUNT(d)
                                                                                          -----------
    CONVERTIBLE BONDS 6.9%
    CONSUMER DISCRETIONARY 1.0%
    Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ................    United States   $ 6,344,000      6,629,480
                                                                                                        ------------
    HEALTH CARE 2.2%
(b) Mylan Inc., cvt., 144A, 3.75%, 9/15/15 ...........................    United States    10,000,000     14,087,500
                                                                                                        ------------


                               Annual Report | 77

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
    FRANKLIN EQUITY INCOME FUND                                              COUNTRY       AMOUNT(d)        VALUE
    ---------------------------                                          --------------   -----------   ------------
    CONVERTIBLE BONDS (CONTINUED)
    INFORMATION TECHNOLOGY 2.6%
    Microchip Technology Inc., cvt., 2.125%, 12/15/37.................    United States   $19,500,000   $ 16,672,500
                                                                                                        ------------
    MATERIALS 1.1%
    ArcelorMittal, cvt., senior note, 5.00%, 5/15/14..................     Luxembourg       5,250,000      7,119,504
                                                                                                        ------------
    TOTAL CONVERTIBLE BONDS (COST $35,797,315)........................                                    44,508,984
                                                                                                        ------------
    CORPORATE BONDS 3.3%
    FINANCIALS 3.3%
    American Express Credit Corp., senior note, C, 7.30%, 8/20/13.....    United States     7,500,000      8,429,010
(e) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual.......    United States    13,000,000     13,113,594
                                                                                                        ------------
    TOTAL CORPORATE BONDS (COST $19,263,558)..........................                                    21,542,604
                                                                                                        ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $628,108,928)............................................                                   635,455,164
                                                                                                        ------------

                                                                                             SHARES
                                                                                          -----------
    SHORT TERM INVESTMENTS (COST $4,248,348) 0.7%
    MONEY MARKET FUNDS 0.7%
(f) Institutional Fiduciary Trust Money Market Portfolio, 0.00%.......    United States     4,248,348      4,248,348
                                                                                                        ------------
    TOTAL INVESTMENTS (COST $632,357,276) 98.5%.......................                                   639,703,512
    OTHER ASSETS, LESS LIABILITIES 1.5%...............................                                     9,672,405
                                                                                                        ------------
    NET ASSETS 100.0%.................................................                                  $649,375,917
                                                                                                        ============

See Abbreviations on page 123.

(a)  See Note 1(e) regarding equity-linked securities.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $22,828,780, representing 3.52% of net assets.

(c)  Non-income producing.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  Perpetual security with no stated maturity date.

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                         -----------------------------------------------------------
CLASS A                                                    2009         2008         2007         2006        2005
-------                                                  --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  10.05     $  10.00     $   9.90     $   9.91    $  10.26
                                                         --------     --------     --------     --------    --------
Income from investment operations(a):
   Net investment income(b) ..........................       0.28         0.37         0.38         0.34        0.30
   Net realized and unrealized gains (losses) ........       0.50         0.09         0.11         0.01       (0.32)
                                                         --------     --------     --------     --------    --------
Total from investment operations .....................       0.78         0.46         0.49         0.35       (0.02)
                                                         --------     --------     --------     --------    --------
Less distributions from net investment income ........      (0.35)       (0.41)       (0.39)       (0.36)      (0.33)
                                                         --------     --------     --------     --------    --------
Redemption fees(c) ...................................         --           --(d)        --(d)        --(d)       --(d)
                                                         --------     --------     --------     --------    --------
Net asset value, end of year .........................   $  10.48     $  10.05     $  10.00     $   9.90    $   9.91
                                                         ========     ========     ========     ========    ========
Total return(e) ......................................       7.79%        4.67%        5.05%        3.63%      (0.16)%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................       0.82%(f)     0.86%(f)     0.88%(f)     0.83%       0.81%(f)
Net investment income ................................       2.72%        3.64%        3.79%        3.43%       2.96%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $357,691     $298,468     $189,122     $211,245    $268,197
Portfolio turnover rate ..............................      54.81%       61.57%       25.29%       45.79%      62.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                                         YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------
ADVISOR CLASS                                              2009        2008        2007        2006       2005
-------------                                            -------     -------     -------     -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $ 10.04     $  9.99     $  9.89     $  9.90    $ 10.24
                                                         -------     -------     -------     -------    -------
Income from investment operations(a):
   Net investment income(b) ..........................      0.29        0.38        0.39        0.35       0.31
   Net realized and unrealized gains (losses) ........      0.50        0.09        0.11        0.01      (0.31)
                                                         -------     -------     -------     -------    -------
Total from investment operations .....................      0.79        0.47        0.50        0.36         --
                                                         -------     -------     -------     -------    -------
Less distributions from net investment income ........     (0.36)      (0.42)      (0.40)      (0.37)     (0.34)
                                                         -------     -------     -------     -------    -------
Redemption fees(c) ...................................        --          --(d)       --(d)       --(d)      --(d)
                                                         -------     -------     -------     -------    -------
Net asset value, end of year .........................   $ 10.47     $ 10.04     $  9.99     $  9.89    $  9.90
                                                         =======     =======     =======     =======    =======
Total return .........................................      7.90%       4.78%       5.16%       3.74%      0.04%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................      0.72%(e)    0.76%(e)    0.78%(e)    0.73%      0.71%(e)
Net investment income ................................      2.82%       3.74%       3.89%       3.53%      3.06%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $55,156     $27,734     $22,143     $22,293    $26,725
Portfolio turnover rate ..............................     54.81%      61.57%      25.29%      45.79%     62.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

                                                                                           PRINCIPAL
       FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             AMOUNT         VALUE
       ---------------------------------------------------------                          -----------   ------------
       MORTGAGE-BACKED SECURITIES 27.0%
   (a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.6%
       FHLMC, 2.785%, 8/01/34 .........................................................   $   827,685   $    840,830
       FHLMC, 4.176%, 12/01/34 ........................................................       646,516        656,727
       FHLMC, 4.367%, 12/01/33 ........................................................       875,797        882,279
       FHLMC, 4.443%, 9/01/33 .........................................................       268,050        274,718
                                                                                                        ------------
                                                                                                           2,654,554
                                                                                                        ------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 8.4%
       FHLMC Gold 15 Year, 5.00%, 6/01/23 .............................................     4,790,886      5,065,370
       FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23 ..................................     4,987,117      5,275,883
       FHLMC Gold 15 Year, 6.00%, 10/01/21 ............................................     2,742,899      2,943,015
       FHLMC Gold 15 Year, 6.00%, 10/01/23 ............................................    14,002,009     15,011,841
       FHLMC Gold 15 Year, 7.00%, 12/01/10 - 8/01/13 ..................................        81,928         86,022
       FHLMC Gold 30 Year, 4.00%, 2/01/29 .............................................     4,821,291      4,829,048
       FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 ..................................     1,198,447      1,347,987
       FHLMC Gold 30 Year, 9.50%, 3/01/21 .............................................        23,919         24,970
                                                                                                        ------------
                                                                                                          34,584,136
                                                                                                        ------------
   (a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 9.7%
       FNMA, 2.625%, 8/01/34 ..........................................................     1,053,600      1,064,254
       FNMA, 2.648%, 4/01/34 ..........................................................       265,417        268,730
       FNMA, 2.693%, 8/01/34 ..........................................................     3,141,213      3,184,536
       FNMA, 2.723%, 9/01/34 ..........................................................       581,590        580,306
       FNMA, 2.75%, 10/01/33 ..........................................................       291,719        294,452
       FNMA, 2.855%, 11/01/34 .........................................................        95,054         96,829
       FNMA, 2.895%, 4/01/35 ..........................................................       127,453        126,409
       FNMA, 2.925%, 6/01/34 ..........................................................       951,371        945,495
       FNMA, 2.957%, 3/01/33 ..........................................................     1,319,704      1,323,094
       FNMA, 2.973%, 1/01/35 ..........................................................     9,756,723      9,858,232
       FNMA, 3.213%, 7/01/34 ..........................................................     1,719,387      1,765,863
       FNMA, 3.29%, 3/01/34 ...........................................................       142,880        144,236
       FNMA, 3.309%, 6/01/33 ..........................................................       257,922        263,652
       FNMA, 3.411%, 4/01/33 ..........................................................       401,199        417,564
       FNMA, 3.757%, 5/01/34 ..........................................................       906,077        938,854
       FNMA, 3.926%, 3/01/35 ..........................................................     2,630,803      2,705,222
       FNMA, 3.975%, 4/01/33 ..........................................................     1,160,196      1,190,652
       FNMA, 3.978%, 12/01/34 .........................................................       608,607        630,459
       FNMA, 4.07%, 11/01/32 ..........................................................     2,538,522      2,601,917
       FNMA, 4.104%, 8/01/33 ..........................................................       586,779        589,440
       FNMA, 4.128%, 2/01/35 ..........................................................     2,652,529      2,725,311
       FNMA, 4.16%, 1/01/33 ...........................................................        10,621         10,823
       FNMA, 4.301%, 9/01/33 ..........................................................     2,931,158      3,037,118
       FNMA, 4.509%, 2/01/34 ..........................................................     1,454,147      1,499,077
       FNMA, 4.58%, 1/01/33 ...........................................................       168,307        173,950
       FNMA, 4.837%, 1/01/35 ..........................................................       258,846        267,381
       FNMA, 5.80%, 12/01/33 ..........................................................       532,796        549,445
       FNMA, 5.809%, 11/01/11 .........................................................     2,409,804      2,570,487
                                                                                                        ------------
                                                                                                          39,823,788
                                                                                                        ------------


                               Annual Report | 81

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
       FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             AMOUNT         VALUE
       ---------------------------------------------------------                          -----------   ------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 7.1%
       FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 ........................................   $   447,439   $    474,041
       FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 .........................................     2,337,618      2,495,861
       FNMA 15 Year, 5.00%, 6/01/23 ...................................................     7,114,901      7,507,967
       FNMA 15 Year, 5.50%, 3/01/16 - 2/01/21 .........................................     5,583,113      5,975,275
       FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 .........................................     1,993,572      2,153,924
       FNMA 15 Year, 6.50%, 5/01/11 - 10/01/16 ........................................       259,171        276,491
       FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 .........................................       205,416        216,806
       FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 ........................................       104,585        113,866
       FNMA 30 Year, 5.00%, 3/01/38 ...................................................     7,947,756      8,252,630
       FNMA 30 Year, 6.50%, 8/01/38 ...................................................     1,396,699      1,501,614
       FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 ........................................       118,021        128,740
       FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 .........................................       239,967        265,159
                                                                                                        ------------
                                                                                                          29,362,374
                                                                                                        ------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.2%
       GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 ...................................       377,098        405,465
       GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 ..................................       130,024        140,286
       GNMA I SF 30 Year, 5.00%, 3/15/39 ..............................................     2,351,067      2,448,466
       GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 ....................................       726,094        771,691
       GNMA I SF 30 Year, 6.00%, 3/15/33 ..............................................       174,206        186,841
       GNMA I SF 30 Year, 7.50%, 11/15/16 .............................................        38,652         41,816
       GNMA I SF 30 Year, 8.00%, 11/15/16 .............................................        57,799         63,450
       GNMA I SF 30 Year, 8.50%, 1/15/17 ..............................................        23,947         25,993
       GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 ....................................       332,889        369,912
       GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 .................................       437,974        496,025
       GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/16 ..................................        60,033         66,049
       GNMA II SF 30 Year, 9.50%, 6/20/16 .............................................        60,248         66,344
                                                                                                        ------------
                                                                                                           5,082,338
                                                                                                        ------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $107,736,880) ...........................                  111,507,190
                                                                                                        ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 69.3%
       FHLB, 5.75%, 5/15/12 ...........................................................     2,000,000      2,221,302
       FHLMC,
          2.125%, 3/23/12 .............................................................     8,000,000      8,122,368
          5.125%, 7/15/12 .............................................................    14,000,000     15,382,864
          5.50%, 8/20/12 ..............................................................     8,000,000      8,885,456
          4.125%, 12/21/12 ............................................................     4,000,000      4,305,200
          4.50%, 1/15/13 ..............................................................     8,300,000      9,025,329
          3.50%, 5/29/13 ..............................................................     4,200,000      4,437,531
          3.75%, 6/28/13 ..............................................................     7,000,000      7,462,350
          4.50%, 7/15/13 ..............................................................     3,500,000      3,817,660
          4.50%, 1/15/14 ..............................................................     7,000,000      7,639,667
          4.50%, 1/15/15 ..............................................................     4,000,000      4,342,008
          senior note, 4.75%, 3/05/12 .................................................    10,000,000     10,836,020
          senior note, 2.50%, 4/23/14 .................................................     3,000,000      3,019,689
          senior note, 4.375%, 7/17/15 ................................................     4,000,000      4,333,228
       FNMA,
          1.875%, 4/20/12 .............................................................     1,500,000      1,521,090
          4.75%, 11/19/12 .............................................................     4,000,000      4,369,440
          4.375%, 3/15/13 .............................................................     4,000,000      4,328,840


                               82 | Annual Report

Franklin Investors Securities Trust

                                                                                           PRINCIPAL
       FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             AMOUNT         VALUE
       ---------------------------------------------------------                          -----------   ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       FNMA, (continued)
          4.625%, 10/15/13 ............................................................   $ 5,000,000   $  5,471,570
          2.75%, 3/13/14 ..............................................................    20,000,000     20,309,040
          3.00%, 9/16/14 ..............................................................     3,000,000      3,062,034
          senior note, 4.625%, 10/15/14 ...............................................     6,000,000      6,565,656
          senior note, 5.00%, 4/15/15 .................................................     2,000,000      2,220,442
       General Electric Capital Corp., senior note, FDIC Guaranteed, 3.00%, 12/09/11 ..    13,200,000     13,705,125
       U.S. Treasury Note,
          4.875%, 5/31/11 .............................................................    18,000,000     19,207,278
          1.125%, 6/30/11 .............................................................    18,000,000     18,138,528
          5.125%, 6/30/11 .............................................................    18,000,000     19,324,692
          4.875%, 7/31/11 .............................................................    18,000,000     19,299,384
          1.75%, 8/15/12 ..............................................................    12,000,000     12,142,512
          2.25%, 5/31/14 ..............................................................     5,000,000      5,021,880
          2.625%, 7/31/14 .............................................................     4,000,000      4,072,188
          2.375%, 8/31/14 .............................................................    19,000,000     19,099,465
          4.25%, 11/15/14 .............................................................     3,500,000      3,821,839
          4.00%, 2/15/15 ..............................................................     3,000,000      3,238,596
   (b)    Index Linked, 2.00%, 1/15/14 ................................................     3,620,836      3,804,423
   (b)    Index Linked, 2.375%, 1/15/17 ...............................................     3,210,556      3,462,636
                                                                                                        ------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $278,245,316) ................                  286,017,330
                                                                                                        ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $385,982,196) ............                  397,524,520
                                                                                                        ------------

                                                                                             SHARES
                                                                                          -----------
       SHORT TERM INVESTMENTS 3.0%
       MONEY MARKET FUNDS (COST $8,219,645) 2.0%
   (c) Institutional Fiduciary Trust Money Market Portfolio, 0.00%.....................     8,219,645      8,219,645
                                                                                                        ------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT
                                                                                          -----------
       REPURCHASE AGREEMENTS (COST $4,148,996) 1.0%
   (d) Joint Repurchase Agreement, 0.049%, 11/02/09 (Maturity Value $4,149,013) .......   $ 4,148,996      4,148,996
          Banc of America Securities LLC (Maturity Value $556,881)
          Barclays Capital Inc. (Maturity Value $556,881)
          BNP Paribas Securities Corp. (Maturity Value $668,196)
          Credit Suisse Securities (USA) LLC (Maturity Value $519,747)
          Deutsche Bank Securities Inc. (Maturity Value $547,919)
          HSBC Securities (USA) Inc. (Maturity Value $371,254)
          Morgan Stanley & Co. Inc. (Maturity Value $371,254)
          UBS Securities LLC (Maturity Value $556,881)
             Collateralized by U.S. Government Agency Securities, 2.55% - 5.00%,
                11/18/11 - 6/18/24;
   (e)       U.S. Government Agency Discount Notes, 11/06/09 - 4/12/10; (e)U.S.
                Treasury Bills, 4/01/10; and U.S. Treasury Notes, 2.125% - 3.875%,
                1/31/10 - 3/31/13
                                                                                                        ------------
       TOTAL INVESTMENTS (COST $398,350,837) 99.3% ....................................                  409,893,161
       OTHER ASSETS, LESS LIABILITIES 0.7% ............................................                    2,953,473
                                                                                                        ------------
       NET ASSETS 100.0% ..............................................................                 $412,846,634
                                                                                                        ============


                               Annual Report | 83

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

See Abbreviations on page 123.

(a)  The coupon rate shown represents the rate at period end.

(b)  Principal amount of security is adjusted for inflation. See Note 1(g).

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding joint repurchase agreement.

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               84 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                                             YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------
CLASS A                                                      2009         2008         2007        2006      2005(a)
-------                                                    --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   9.55     $  10.64     $ 10.10     $  9.94     $ 10.00
                                                           --------     --------     -------     -------     -------
Income from investment operations(b):
   Net investment income (loss) ........................         --(c)      0.48(d)     0.29(d)     0.38(d)     0.31(d)
   Net realized and unrealized gains (losses) ..........       1.20        (0.95)       0.58        0.22        0.04
                                                           --------     --------     -------     -------     -------
Total from investment operations .......................       1.20        (0.47)       0.87        0.60        0.35
                                                           --------     --------     -------     -------     -------
Less distributions from:
   Net investment income ...............................      (0.01)       (0.59)      (0.33)      (0.44)      (0.40)
   Net realized gains ..................................         --        (0.03)         --          --          --
   Tax return of capital ...............................         --           --          --          --       (0.01)
                                                           --------     --------     -------     -------     -------
Total distributions ....................................      (0.01)       (0.62)      (0.33)      (0.44)      (0.41)
                                                           --------     --------     -------     -------     -------
Redemption fees(e) .....................................         --           --(c)       --(c)       --(c)       --(c)
                                                           --------     --------     -------     -------     -------
Net asset value, end of year ...........................   $  10.74     $   9.55     $ 10.64     $ 10.10     $  9.94
                                                           ========     ========     =======     =======     =======
Total return(f) ........................................      12.59%       (4.93)%      8.75%       6.16%       3.53%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ......       1.09%        1.08%       1.11%       1.12%       1.63%
Expenses net of waiver and payments by affiliates and
   expense reduction(h) ................................       0.90%        0.90%       0.90%       0.90%       0.90%
Net investment income ..................................       0.03%        4.48%       2.80%       3.75%       3.29%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $342,873     $285,467     $46,682     $31,452     $23,753
Portfolio turnover rate ................................      10.73%       28.06%      23.60%       3.53%       8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

(c)  Amount rounds to less than $0.01 per share.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                           PERIOD ENDED
                                                            OCTOBER 31,
CLASS C                                                       2009(a)
-------                                                    ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................   $  9.57
                                                           -------
Income from investment operations(b):
   Net investment income ...............................      0.10
   Net realized and unrealized gains (losses) ..........      1.03
                                                           -------
Total from investment operations .......................      1.13
                                                           -------
Less distributions from net investment income ..........     (0.01)
                                                           -------
Net asset value, end of period .........................   $ 10.69
                                                           =======
Total return(c) ........................................     11.86%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates ......      1.49%
Expenses net of waiver and payments by affiliates and
   expense reduction(e) ................................      1.30%
Net investment income (loss) ...........................     (0.37)%(f)
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................   $24,151
Portfolio turnover rate ................................     10.73%

(a)  For the period November 3, 2008 (effective date) to October 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Ratio is calculated based on the Fund level net investment income, as reflected on the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating market value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

   The accompanying notes are an integral part of these financial statements.


                               86 | Annual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                           -----------------------------------------------------
ADVISOR CLASS                                                2009      2008        2007        2006      2005(a)
-------------                                              -------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $  9.57   $ 10.65     $ 10.11     $  9.95     $10.00
                                                           -------   -------     -------     -------     ------
Income from investment operations(b):
   Net investment income ...............................      0.05      0.52(c)     0.31(c)     0.40(c)    0.36(c)
   Net realized and unrealized gains (losses) ..........      1.17     (0.96)       0.59        0.23       0.02
                                                           -------   -------     -------     -------     ------
Total from investment operations .......................      1.22     (0.44)       0.90        0.63       0.38
                                                           -------   -------     -------     -------     ------
Less distributions from:
   Net investment income ...............................     (0.01)    (0.61)      (0.36)      (0.47)     (0.42)
   Net realized gains ..................................        --     (0.03)         --          --         --
   Tax return of capital ...............................        --        --          --          --      (0.01)
                                                           -------   -------     -------     -------     ------
Total distributions ....................................     (0.01)    (0.64)      (0.36)      (0.47)     (0.43)
                                                           -------   -------     -------     -------     ------
Redemption fees(d) .....................................        --        --(e)       --(e)       --(e)      --(e)
                                                           -------   -------     -------     -------     ------
Net asset value, end of year ...........................   $ 10.78   $  9.57     $ 10.65     $ 10.11     $ 9.95
                                                           =======   =======     =======     =======     ======
Total return(f) ........................................     12.80%    (4.63)%      9.01%       6.41%      3.81%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ......      0.84%     0.83%       0.86%       0.87%      1.38%
Expenses net of waiver and payments by affiliates and
   expense reduction(h) ................................      0.65%     0.65%       0.65%       0.65%      0.65%
Net investment income ..................................      0.28%     4.73%       3.05%       4.00%      3.54%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $24,256   $14,681     $20,068     $17,892     $  496
Portfolio turnover rate ................................     10.73%    28.06%      23.60%       3.53%      8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

       FRANKLIN REAL RETURN FUND                                             COUNTRY          SHARES               VALUE
       -------------------------                                         --------------   -------------        ------------
       COMMON STOCKS 5.8%
       ENERGY 3.8%
       Devon Energy Corp. ............................................    United States          31,600        $  2,044,836
       Exxon Mobil Corp. .............................................    United States           6,800             487,356
       Marathon Oil Corp. ............................................    United States          32,600           1,042,222
   (a) Nabors Industries Ltd. ........................................       Bermuda             26,300             547,829
       Occidental Petroleum Corp. ....................................    United States          10,500             796,740
       Peabody Energy Corp. ..........................................    United States          27,300           1,080,807
       Schlumberger Ltd. .............................................    United States          17,100           1,063,620
       Smith International Inc. ......................................    United States          32,400             898,452
   (a) Southwestern Energy Co. .......................................    United States          34,600           1,507,868
   (a) Transocean Ltd. ...............................................    United States          19,519           1,637,840
       Valero Energy Corp. ...........................................    United States          16,100             291,410
   (a) Weatherford International Ltd. ................................    United States          60,300           1,057,059
       XTO Energy Inc. ...............................................    United States          59,300           2,464,508
                                                                                                               ------------
                                                                                                                 14,920,547
                                                                                                               ------------
       MATERIALS 1.4%
       Alcoa Inc. ....................................................    United States          58,500             726,570
       Barrick Gold Corp. ............................................       Canada              51,200           1,839,616
   (a) Freeport-McMoRan Copper & Gold Inc., B ........................    United States          25,373           1,861,363
       Nucor Corp. ...................................................    United States          10,800             430,380
       United States Steel Corp. .....................................    United States          12,100             417,329
                                                                                                               ------------
                                                                                                                  5,275,258
                                                                                                               ------------
       REAL ESTATE 0.6%
       AvalonBay Communities Inc. ....................................    United States           2,372             163,146
       Boston Properties Inc. ........................................    United States           4,800             291,696
       Kimco Realty Corp. ............................................    United States          11,700             147,888
       LaSalle Hotel Properties ......................................    United States          11,600             199,056
       ProLogis ......................................................    United States           9,089             102,979
       Public Storage ................................................    United States           5,600             412,160
       Regency Centers Corp. .........................................    United States           6,400             214,720
       Simon Property Group Inc. .....................................    United States           4,991             338,839
       UDR Inc. ......................................................    United States           9,835             141,427
       Vornado Realty Trust ..........................................    United States           4,747             282,731
                                                                                                               ------------
                                                                                                                  2,294,642
                                                                                                               ------------
       TOTAL COMMON STOCKS (COST $24,252,488) ........................                                           22,490,447
                                                                                                               ------------
       PREFERRED STOCKS (COST $37,985) 0.0%(b)
       DIVERSIFIED FINANCIALS 0.0%(b)
   (c) Preferred Blocker Inc., 7.00%, pfd., 144A .....................    United States             107              65,347
                                                                                                               ------------

                                                                                            PRINCIPAL
                                                                                            AMOUNT(d)
                                                                                          -------------
   (e) SENIOR FLOATING RATE INTERESTS (COST $396,966) 0.1%
       MATERIALS 0.1%
       Novelis Corp., U.S. Term Loan, 2.25% - 2.29%, 7/07/14 .........    United States       396,966               358,482
                                                                                                               ------------


                               88 | Annual Report

Franklin Investors Securities Trust

                                                                                            PRINCIPAL
       FRANKLIN REAL RETURN FUND                                             COUNTRY        AMOUNT(d)              VALUE
       -------------------------                                         --------------   -------------        ------------
       CORPORATE BONDS 5.6%
       AUTOMOBILES & COMPONENTS 0.2%
       Ford Motor Credit Co. LLC, senior note, 9.875%, 8/10/11 .......    United States         800,000        $    820,000
                                                                                                               ------------
       CAPITAL GOODS 0.4%
       Case New Holland Inc., senior note, 7.125%, 3/01/14 ...........    United States         500,000             497,500
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .......    United States         500,000             497,500
   (c) RSC Equipment Rental Inc., senior secured note, 144A, 10.00%,
          7/15/17 ....................................................    United States         500,000             545,000
                                                                                                               ------------
                                                                                                                  1,540,000
                                                                                                               ------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.2%
   (e) ARAMARK Corp., senior note, FRN, 3.983%, 2/01/15 ..............    United States         500,000             445,000
   (c) Casella Waste Systems Inc., senior secured note, 144A, 11.00%,
          7/15/14 ....................................................    United States         200,000             212,500
                                                                                                               ------------
                                                                                                                    657,500
                                                                                                               ------------
       CONSUMER DURABLES & APPAREL 0.1%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ................    United States         500,000             495,000
                                                                                                               ------------
       CONSUMER SERVICES 0.6%
   (c) Host Hotels & Resorts LP, senior note, 144A, 9.00%, 5/15/17 ...    United States         500,000             537,500
       MGM MIRAGE, senior note, 6.625%, 7/15/15 ......................    United States         800,000             610,000
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .....    United States         800,000             732,000
       Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%,
          5/15/18 ....................................................    United States         500,000             483,750
                                                                                                               ------------
                                                                                                                  2,363,250
                                                                                                               ------------
       DIVERSIFIED FINANCIALS 0.1%
   (c) GMAC LLC, senior note, 144A, 6.875%, 9/15/11 ..................    United States         506,000             490,820
                                                                                                               ------------
       ENERGY 0.7%
       Bill Barrett Corp., senior note, 9.875%, 7/17/16 ..............    United States         100,000             106,500
       Chesapeake Energy Corp., senior note,
          6.625%, 1/15/16 ............................................    United States         750,000             724,688
          6.25%, 1/15/18 .............................................    United States          50,000              46,000
       El Paso Corp., senior note, 12.00%, 12/12/13 ..................    United States         400,000             460,000
       Mariner Energy Inc., senior note, 11.75%, 6/30/16 .............    United States         200,000             220,500
   (c) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .....     Switzerland          500,000             469,743
       Tesoro Corp., senior note, 6.25%, 11/01/12 ....................    United States         800,000             790,000
                                                                                                               ------------
                                                                                                                  2,817,431
                                                                                                               ------------
       FOOD & STAPLES RETAILING 0.1%
       Rite Aid Corp., senior secured note, 9.75%, 6/12/16 ...........    United States         500,000             542,500
                                                                                                               ------------
       FOOD, BEVERAGE & TOBACCO 0.3%
   (c) BAT International Finance PLC, 144A, 8.125%, 11/15/13 .........   United Kingdom         400,000             458,128
   (c) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..............    United States         500,000             557,500
                                                                                                               ------------
                                                                                                                  1,015,628
                                                                                                               ------------
       HEALTH CARE EQUIPMENT & SERVICES 0.5%
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 .................    United States         500,000             496,250
   (c) Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15 ....        Germany           200,000             221,000
       HCA Inc., senior secured note, 9.125%, 11/15/14 ...............    United States         800,000             830,000
   (c) US Oncology Inc., senior secured note, 144A, 9.125%, 8/15/17 ..    United States         400,000             424,000
                                                                                                               ------------
                                                                                                                  1,971,250
                                                                                                               ------------


                               Annual Report | 89

Franklin Investors Securities Trust

                                                                                            PRINCIPAL
       FRANKLIN REAL RETURN FUND                                             COUNTRY        AMOUNT(d)              VALUE
       -------------------------                                         --------------   -------------        ------------
       CORPORATE BONDS (CONTINUED)
       MATERIALS 0.5%
       Ball Corp., senior note, 7.375%, 9/01/19 ......................    United States         100,000        $    102,750
       Crown Americas Inc., senior note, 7.75%, 11/15/15 .............    United States         400,000             410,000
       Freeport-McMoRan Copper & Gold Inc., senior note, 8.25%,
          4/01/15 ....................................................    United States         500,000             536,836
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .................    United States         400,000             414,000
   (c) NewPage Corp., senior secured note, 144A, 11.375%, 12/31/14 ...    United States         200,000             200,500
   (c) Solo Cup Co., senior secured note, 144A, 10.50%, 11/01/13 .....    United States         200,000             214,000
       Solutia Inc., senior note, 8.75%, 11/01/17 ....................    United States         200,000             207,000
                                                                                                               ------------
                                                                                                                  2,085,086
                                                                                                               ------------
       MEDIA 0.7%
(c, f) Charter Communications Operating LLC, senior note, 144A,
          8.375%, 4/30/14 ............................................    United States         700,000             715,750
(f, g) Dex Media Inc., senior note, B, 8.00%, 11/15/13 ...............    United States          50,000               9,250
(f, g) Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 .....    United States         350,000              70,875
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...........    United States         600,000             592,500
       Liberty Media Corp., senior note, 5.70%, 5/15/13 ..............    United States         600,000             567,000
   (c) Univision Communications Inc., senior secured note, 144A,
          12.00%, 7/01/14 ............................................    United States         500,000             545,000
                                                                                                               ------------
                                                                                                                  2,500,375
                                                                                                               ------------
       REAL ESTATE 0.1%
   (c) FelCor Lodging Trust Inc., senior secured note, 144A,
          10.00%, 10/01/14 ...........................................    United States         400,000             397,000
                                                                                                               ------------
       SOFTWARE & SERVICES 0.1%
       SunGard Data Systems Inc., senior secured note, 4.875%,
          1/15/14 ....................................................    United States         600,000             543,000
                                                                                                               ------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.1%
(c, e) Sanmina-SCI Corp., senior note, 144A, FRN, 3.049%, 6/15/14 ....    United States         400,000             362,000
                                                                                                               ------------
       TELECOMMUNICATION SERVICES 0.1%
   (c) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
          12/01/15 ...................................................        Italy             500,000             542,500
                                                                                                               ------------
       TRANSPORTATION 0.1%
   (c) Delta Air Lines Inc., senior secured note, 144A, 9.50%,
          9/15/14 ....................................................    United States         200,000             205,500
                                                                                                               ------------
       UTILITIES 0.7%
       Ameren Corp., senior note, 8.875%, 5/15/14 ....................    United States         500,000             561,108
       CMS Energy Corp., senior note, 8.75%, 6/15/19 .................    United States         300,000             331,618
       Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ............    United States         500,000             468,750
   (c) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ........     Netherlands          500,000             522,500
       NRG Energy Inc., senior note, 7.25%, 2/01/14 ..................    United States         700,000             696,500
                                                                                                               ------------
                                                                                                                  2,580,476
                                                                                                               ------------
       TOTAL CORPORATE BONDS (COST $20,881,118) ......................                                           21,929,316
                                                                                                               ------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 12.7%
       Government of Hungary,
          3.50%, 7/18/16 .............................................       Hungary             60,000 EUR          80,603
          4.375%, 7/04/17 ............................................       Hungary            150,000 EUR         209,410
          5.75%, 6/11/18 .............................................       Hungary            435,000 EUR         661,091
          senior note, 3.875%, 2/24/20 ...............................       Hungary            180,000 EUR         230,495


                               90 | Annual Report

Franklin Investors Securities Trust

                                                                                            PRINCIPAL
       FRANKLIN REAL RETURN FUND                                             COUNTRY        AMOUNT(d)              VALUE
       -------------------------                                         --------------   -------------        ------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       Government of Malaysia,
          3.869%, 4/13/10 ............................................      Malaysia          7,000,000 MYR    $  2,068,078
          3.756%, 4/28/11 ............................................      Malaysia          8,560,000 MYR       2,559,281
          3.833%, 9/28/11 ............................................      Malaysia         33,960,000 MYR      10,189,433
          3.702%, 2/25/13 ............................................      Malaysia          1,840,000 MYR         547,831
          3.461%, 7/31/13 ............................................      Malaysia            150,000 MYR          44,050
          3.814%, 2/15/17 ............................................      Malaysia          6,100,000 MYR       1,754,372
       Government of Poland, 4.25%, 5/24/11 ..........................       Poland          21,500,000 PLN       7,394,271
       Government of Sweden, 5.25%, 3/15/11 ..........................       Sweden          44,235,000 SEK       6,624,511
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ..................................    South Korea     2,120,000,000 KRW       1,767,350
          0550-1106, 5.50%, 6/10/11 ..................................    South Korea     5,150,000,000 KRW       4,418,292
       Nota Do Tesouro Nacional,
          9.609%, 1/01/12 ............................................       Brazil               5,770(h) BRL    3,181,266
   (i) Index Linked, 6.00%, 5/15/15 ..................................       Brazil               4,600(h) BRL    4,680,488
   (i) Index Linked, 6.00%, 5/15/45 ..................................       Brazil               1,680(h) BRL    1,620,937
       Queensland Treasury Corp., 11, 6.00%, 6/14/11 .................     Australia          2,010,000 AUD       1,838,885
                                                                                                               ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $48,202,917) .........................................                                           49,870,644
                                                                                                               ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 61.6%
   (j) U.S. Treasury Bond, Index Linked,
          2.375%, 1/15/25 ............................................    United States       3,091,352           3,291,082
          3.875%, 4/15/29 ............................................    United States         393,845             508,368
   (j) U.S. Treasury Note, Index Linked,
          0.875%, 4/15/10 ............................................    United States      45,397,644          45,564,344
          3.50%, 1/15/11 .............................................    United States         620,007             647,907
          2.375%, 4/15/11 ............................................    United States      57,410,467          59,433,268
          2.00%, 4/15/12 .............................................    United States      43,499,470          45,477,347
          3.00%, 7/15/12 .............................................    United States       9,602,599          10,320,547
          2.00%, 1/15/14 .............................................    United States      23,593,837          24,790,115
          2.00%, 7/15/14 .............................................    United States       1,144,945           1,208,365
          1.625%, 1/15/15 ............................................    United States      24,865,806          25,726,386
          2.00%, 1/15/16 .............................................    United States      22,834,773          24,030,036
                                                                                                               ------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $237,074,403) ........................................                                          240,997,765
                                                                                                               ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $330,845,877) ........................................                                          335,712,001
                                                                                                               ------------
       SHORT TERM INVESTMENTS 13.2%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $6,498,402) 1.7%
   (k) Norway Treasury Bill, 3/17/10 .................................       Norway          38,710,000 NOK       6,711,501
                                                                                                               ------------
       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
          (COST $337,344,279) ........................................                                          342,423,502
                                                                                                               ------------


                               Annual Report | 91

Franklin Investors Securities Trust

                                                                                            PRINCIPAL
       FRANKLIN REAL RETURN FUND                                             COUNTRY        AMOUNT(d)              VALUE
       -------------------------                                         --------------   -------------        ------------
       SHORT TERM INVESTMENTS (CONTINUED)
       REPURCHASE AGREEMENTS (COST $45,041,016) 11.5%
   (l) Joint Repurchase Agreement, 0.049%, 11/02/09
       (Maturity Value $45,041,202) ..................................    United States      45,041,016        $ 45,041,016
          Banc of America Securities LLC (Maturity Value $6,045,430)
          Barclays Capital Inc. (Maturity Value $6,045,430)
          BNP Paribas Securities Corp. (Maturity Value $7,253,886)
          Credit Suisse Securities (USA) LLC (Maturity Value
             $5,642,311)
          Deutsche Bank Securities Inc. (Maturity Value $5,948,141)
          HSBC Securities (USA) Inc. (Maturity Value $4,030,287)
          Morgan Stanley & Co. Inc. (Maturity Value $4,030,287)
          UBS Securities LLC (Maturity Value $6,045,430)
             Collateralized by U.S. Government Agency Securities,
             2.55% - 5.00%, 11/18/11 - 6/18/24; (k)U.S. Government
             Agency Discount Notes, 11/06/09 - 4/12/10; (k)U.S.
             Treasury Bills, 4/01/10; and U.S. Treasury Notes,
             2.125% - 3.875%, 1/31/10 - 3/31/13
                                                                                                               ------------
       TOTAL INVESTMENTS (COST $382,385,295) 99.0% ...................                                          387,464,518
       OTHER ASSETS, LESS LIABILITIES 1.0% ...........................                                            3,815,077
                                                                                                               ------------
       NET ASSETS 100.0% .............................................                                         $391,279,595
                                                                                                               ============

See Abbreviations on page 123.

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $7,686,288, representing 1.96% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  The coupon rate shown represents the rate at period end.

(f)  See Note 10 regarding other considerations.

(g)  See Note 8 regarding defaulted securities.

(h)  Principal amount is stated in 1,000 Brazilian Real Units.

(i)  Redemption price at maturity is adjusted for inflation. See Note 1(g).

(j)  Principal amount of security is adjusted for inflation. See Note 1(g).

(k)  The security is traded on a discount basis with no stated coupon rate.

(l)  See Note 1(c) regarding joint repurchase agreement.


                               92 | Annual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

At October 31, 2009, the fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY               COUNTERPARTY   TYPE      QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------               ------------   ----   -------------   ----------   ----------   ------------   ------------
Japanese Yen .......       DBAB       Sell     306,807,063   $3,311,463    11/04/09     $       --     $ (97,969)
Japanese Yen .......       DBAB       Buy      306,807,063    3,184,959    11/04/09        224,473            --
Chinese Yuan .......       HSBC       Buy       42,000,000    5,949,009     2/03/10        198,562            --
Chilean Peso .......       DBAB       Buy    2,927,500,000    5,000,000     4/08/10        562,041            --
Indian Rupee .......       DBAB       Buy      110,401,000    2,260,000     6/18/10         48,051            --
Chilean Peso .......       JPHQ       Buy      870,254,700    1,590,000     8/18/10         64,966            --
Chilean Peso .......       JPHQ       Buy      289,219,000      523,000     8/19/10         27,013            --
Chinese Yuan .......       HSBC       Buy          806,753      122,536    10/25/10             --        (3,677)
Chinese Yuan .......       HSBC       Buy        1,371,580      207,746    10/26/10             --        (5,664)
Chinese Yuan .......       HSBC       Buy          820,480      124,024    10/27/10             --        (3,134)
                                                                                        ----------     ---------
   Unrealized appreciation (depreciation) ..........................................     1,125,106      (110,444)
                                                                                        ----------     ---------
      Net unrealized appreciation (depreciation) ...................................    $1,014,662
                                                                                        ==========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 93

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2009

                                                                           FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                        BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                                        -------------   --------------------   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................   $ 103,752,011       $ 822,995,259       $ 628,108,928
      Cost - Sweep Money Fund (Note 7) ..............................       1,319,490          15,879,258           4,248,348
                                                                        -------------       -------------       -------------
      Total cost of investments .....................................   $ 105,071,501       $ 838,874,517       $ 632,357,276
                                                                        =============       =============       =============
      Value - Unaffiliated issuers ..................................   $ 106,272,675       $ 755,304,550       $ 635,455,164
      Value - Sweep Money Fund (Note 7) .............................       1,319,490          15,879,258           4,248,348
                                                                        -------------       -------------       -------------
      Total value of investments ....................................     107,592,165         771,183,808         639,703,512
   Receivables:
      Investment securities sold ....................................         403,949                  --           7,347,450
      Capital shares sold ...........................................       1,245,321           2,720,069           2,404,620
      Dividends and interest ........................................       1,022,852           4,628,876           2,759,834
   Other assets .....................................................              41                 299                 317
                                                                        -------------       -------------       -------------
         Total assets ...............................................     110,264,328         778,533,052         652,215,733
                                                                        -------------       -------------       -------------
Liabilities:
   Payables:
      Capital shares redeemed .......................................         194,514          10,714,318           2,127,094
      Affiliates ....................................................          91,138             626,225             531,803
   Loss contingency (Note 13) .......................................          70,602                  --                  --
   Options written, at value (premiums received $56,639, $--, and
      $--, respectively) ............................................          51,410                  --                  --
   Accrued expenses and other liabilities ...........................          20,769             152,066             180,919
                                                                        -------------       -------------       -------------
         Total liabilities ..........................................         428,433          11,492,609           2,839,816
                                                                        -------------       -------------       -------------
            Net assets, at value ....................................   $ 109,835,895       $ 767,040,443       $ 649,375,917
                                                                        =============       =============       =============
Net assets consist of:
   Paid-in capital ..................................................   $ 116,335,629       $ 928,370,699       $ 808,568,526
   Distributions in excess of net investment income .................         (86,142)        (43,180,107)         (1,842,524)
   Net unrealized appreciation (depreciation) .......................       2,455,803         (67,690,709)          7,362,273
   Accumulated net realized gain (loss) .............................      (8,869,395)        (50,459,440)       (164,712,358)
                                                                        -------------       -------------       -------------
            Net assets, at value ....................................   $ 109,835,895       $ 767,040,443       $ 649,375,917
                                                                        =============       =============       =============

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009

                                                                           FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                        BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                                        -------------   --------------------   ---------------
CLASS A:
   Net assets, at value .............................................    $88,376,490        $542,740,546         $540,127,468
                                                                         -----------        ------------         ------------
   Shares outstanding ...............................................     10,341,538          44,181,099           38,410,674
                                                                         -----------        ------------         ------------
   Net asset value per share(a) .....................................    $      8.55        $      12.28         $      14.06
                                                                         -----------        ------------         ------------
   Maximum offering price per share (net asset value per share /
      94.25%) .......................................................    $      9.07        $      13.03         $      14.92
                                                                         -----------        ------------         ------------
CLASS B:
   Net assets, at value .............................................             --                  --         $ 16,737,193
                                                                         -----------        ------------         ------------
   Shares outstanding ...............................................             --                  --            1,196,912
                                                                         -----------        ------------         ------------
   Net asset value and maximum offering price per share(a) ..........             --                  --         $      13.98
                                                                         -----------        ------------         ------------
CLASS C:
   Net assets, at value .............................................    $19,423,321        $192,296,718         $ 86,151,585
                                                                         -----------        ------------         ------------
   Shares outstanding ...............................................      2,288,354          15,820,051            6,155,292
                                                                         -----------        ------------         ------------
   Net asset value and maximum offering price per share(a) ..........    $      8.49        $      12.16         $      14.00
                                                                         -----------        ------------         ------------
CLASS R:
   Net assets, at value .............................................    $   175,074                  --         $  4,217,926
                                                                         -----------        ------------         ------------
   Shares outstanding ...............................................         20,460                  --              299,875
                                                                         -----------        ------------         ------------
   Net asset value and maximum offering price per share .............    $      8.56                  --         $      14.07
                                                                         -----------        ------------         ------------
ADVISOR CLASS:
   Net assets, at value .............................................    $ 1,861,010        $ 32,003,179         $  2,141,745
                                                                         -----------        ------------         ------------
   Shares outstanding ...............................................        217,474           2,603,823              152,221
                                                                         -----------        ------------         ------------
   Net asset value and maximum offering price per share .............    $      8.56        $      12.29         $      14.07
                                                                         -----------        ------------         ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009

                                                               FRANKLIN LIMITED
                                                                 MATURITY U.S.
                                                                  GOVERNMENT      FRANKLIN REAL
                                                                SECURITIES FUND    RETURN FUND
                                                               ----------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................     $385,982,196      $337,344,279
      Cost - Sweep Money Fund (Note 7) .....................        8,219,645                --
      Cost - Repurchase agreements .........................        4,148,996        45,041,016
                                                                 ------------      ------------
      Total cost of investments ............................     $398,350,837      $382,385,295
                                                                 ------------      ------------
      Value - Unaffiliated issuers .........................     $397,524,520      $342,423,502
      Value - Sweep Money Fund (Note 7) ....................        8,219,645                --
      Value - Repurchase agreements ........................        4,148,996        45,041,016
                                                                 ------------      ------------
      Total value of investments ...........................      409,893,161       387,464,518
   Cash ....................................................               --             3,045
   Receivables:
      Capital shares sold ..................................        1,930,175         2,314,101
      Dividends and interest ...............................        3,084,180         2,047,621
   Unrealized appreciation on forward exchange contracts ...               --         1,125,106
   Other assets ............................................              213               172
                                                                 ------------      ------------
         Total assets ......................................      414,907,729       392,954,563
                                                                 ------------      ------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................        1,541,237         1,214,825
      Affiliates ...........................................          240,900           223,289
      Distributions to shareholders ........................          211,488                --
   Unrealized depreciation on forward exchange contracts ...               --           110,444
   Accrued expenses and other liabilities ..................           67,470           126,410
                                                                 ------------      ------------
         Total liabilities .................................        2,061,095         1,674,968
                                                                 ------------      ------------
            Net assets, at value ...........................     $412,846,634      $391,279,595
                                                                 ============      ============
Net assets consist of:
   Paid-in capital .........................................     $411,775,397      $392,137,560
   Distributions in excess of net investment income ........       (1,379,765)       (3,818,595)
   Net unrealized appreciation (depreciation) ..............       11,542,324         6,125,129
   Accumulated net realized gain (loss) ....................       (9,091,322)       (3,164,499)
                                                                 ------------      ------------
            Net assets, at value ...........................     $412,846,634      $391,279,595
                                                                 ============      ============

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009

                                                               FRANKLIN LIMITED
                                                                 MATURITY U.S.
                                                                  GOVERNMENT      FRANKLIN REAL
                                                                SECURITIES FUND    RETURN FUND
                                                               ----------------   -------------
CLASS A:
   Net assets, at value ....................................     $357,690,504      $342,873,015
                                                                 ------------      ------------
   Shares outstanding ......................................       34,140,420        31,934,985
                                                                 ------------      ------------
   Net asset value per share ...............................     $      10.48      $      10.74
                                                                 ------------      ------------
   Maximum offering price per share (net asset value per
      share / 97.75% and 95.75%, respectively) .............     $      10.72      $      11.22
                                                                 ------------      ------------
CLASS C:
   Net assets, at value ....................................               --      $ 24,150,625
                                                                 ------------      ------------
   Shares outstanding ......................................               --         2,258,759
                                                                 ------------      ------------
   Net asset value and maximum offering price per share(a)..               --      $      10.69
                                                                 ------------      ------------
ADVISOR CLASS:
   Net assets, at value ....................................     $ 55,156,130      $ 24,255,955
                                                                 ------------      ------------
   Shares outstanding ......................................        5,268,501         2,250,013
                                                                 ------------      ------------
   Net asset value and maximum offering price per share ....     $      10.47      $      10.78
                                                                 ------------      ------------


(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2009

                                                                                     FRANKLIN
                                                                       FRANKLIN     CONVERTIBLE      FRANKLIN
                                                                       BALANCED     SECURITIES        EQUITY
                                                                         FUND          FUND        INCOME FUND
                                                                     -----------   ------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers .......................................   $ 1,607,662   $ 12,522,554   $  19,207,103
      Sweep Money Fund (Note 7) ..................................        15,360         46,511          54,245
   Interest ......................................................     2,610,886     13,953,896       4,503,218
                                                                     -----------   ------------   -------------
         Total investment income .................................     4,233,908     26,522,961      23,764,566
                                                                     -----------   ------------   -------------
Expenses:
   Management fees (Note 3a) .....................................       356,593      3,002,026       2,727,919
   Administrative fees (Note 3b) .................................       148,873             --              --
   Distribution fees: (Note 3c)
      Class A ....................................................       170,711      1,094,618       1,150,128
      Class B ....................................................            --             --         174,023
      Class C ....................................................       122,915      1,574,368         762,662
      Class R ....................................................           274             --          21,092
   Transfer agent fees (Note 3e) .................................        94,698        996,310       1,369,288
   Custodian fees (Note 4) .......................................         1,244          7,591          10,619
   Reports to shareholders .......................................        13,842        140,621         177,988
   Registration and filing fees ..................................        56,472         75,641          77,650
   Professional fees .............................................        34,948         40,095          35,022
   Trustees' fees and expenses ...................................         2,305         22,340          21,536
   Other .........................................................        22,399         81,030          33,261
                                                                     -----------   ------------   -------------
         Total expenses ..........................................     1,025,274      7,034,640       6,561,188
         Expense reductions (Note 4) .............................            --         (1,068)            (23)
         Expenses waived/paid by affiliates (Note 3f) ............      (202,876)            --              --
                                                                     -----------   ------------   -------------
            Net expenses .........................................       822,398      7,033,572       6,561,165
                                                                     -----------   ------------   -------------
               Net investment income .............................     3,411,510     19,489,389      17,203,401
                                                                     -----------   ------------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................    (5,331,574)   (44,659,839)   (118,040,821)
      Written options ............................................       567,440             --              --
      Foreign currency transactions ..............................        (3,895)            --         (77,085)
                                                                     -----------   ------------   -------------
               Net realized gain (loss) ..........................    (4,768,029)   (44,659,839)   (118,117,906)
                                                                     -----------   ------------   -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................    21,958,709    224,420,871     176,407,837
      Translation of other assets and liabilities denominated in
         foreign currencies ......................................           940             --          29,434
                                                                     -----------   ------------   -------------
               Net change in unrealized appreciation
                  (depreciation) .................................    21,959,649    224,420,871     176,437,271
                                                                     -----------   ------------   -------------
Net realized and unrealized gain (loss) ..........................    17,191,620    179,761,032      58,319,365
                                                                     -----------   ------------   -------------
Net increase (decrease) in net assets resulting from operations ..   $20,603,130   $199,250,421   $  75,522,766
                                                                     ===========   ============   =============

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended October 31, 2009

                                                                         FRANKLIN
                                                                         LIMITED
                                                                      MATURITY U.S.
                                                                        GOVERNMENT     FRANKLIN REAL
                                                                     SECURITIES FUND    RETURN FUND
                                                                     ---------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers .......................................     $        --      $   231,595
      Sweep Money Fund (Note 7) ..................................          14,896               --
   Interest ......................................................      13,993,093        5,710,280
   Inflation principal adjustments ...............................        (124,075)      (2,858,348)
                                                                       -----------      -----------
         Total investment income .................................      13,883,914        3,083,527
                                                                       -----------      -----------
Expenses:
   Management fees (Note 3a) .....................................       2,009,422        1,407,204
   Administrative fees (Note 3b) .................................              --          662,214
   Distribution fees: (Note 3c)
   Class A .......................................................         349,870          764,590
   Class C .......................................................              --           50,360
   Transfer agent fees (Note 3e) .................................         621,035          447,451
   Custodian fees (Note 4) .......................................           5,624           55,160
   Reports to shareholders .......................................          58,717           72,562
   Registration and filing fees ..................................          72,142           78,532
   Professional fees .............................................          38,588           40,449
   Trustees' fees and expenses ...................................          13,333           11,941
   Other .........................................................          19,405           23,140
                                                                       -----------      -----------
         Total expenses ..........................................       3,188,136        3,613,603
         Expense reductions (Note 4) .............................             (24)            (591)
         Expenses waived/paid by affiliates (Note 3f) ............              --         (646,392)
                                                                       -----------      -----------
            Net expenses .........................................       3,188,112        2,966,620
                                                                       -----------      -----------
               Net investment income .............................      10,695,802          116,907
                                                                       -----------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................       6,262,556       (3,068,348)
      Foreign currency transactions ..............................              --          (49,340)
                                                                       -----------      -----------
               Net realized gain (loss) ..........................       6,262,556       (3,117,688)
                                                                       -----------      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................      10,768,433       40,898,709
      Translation of other assets and liabilities denominated in
         foreign currencies ......................................              --        1,124,864
                                                                       -----------      -----------
               Net change in unrealized appreciation
                  (depreciation) .................................      10,768,433       42,023,573
                                                                       -----------      -----------
Net realized and unrealized gain (loss) ..........................      17,030,989       38,905,885
                                                                       -----------      -----------
Net increase (decrease) in net assets resulting from operations ..     $27,726,791      $39,022,792
                                                                       ===========      ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FRANKLIN
                                                             FRANKLIN BALANCED FUND      CONVERTIBLE SECURITIES FUND
                                                             YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                                          ---------------------------   -----------------------------
                                                              2009           2008           2009            2008
                                                          ------------   ------------   ------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................   $  3,411,510   $  2,151,533   $ 19,489,389   $   23,945,389
      Net realized gain (loss) from investments,
         written options and foreign currency
         transactions, and net increase from
         payments by affiliates .......................     (4,768,029)    (3,906,093)   (44,659,839)      10,914,998
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ...........................     21,959,649    (20,846,727)   224,420,871     (416,542,531)
                                                          ------------   ------------   ------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ..............     20,603,130    (22,601,287)   199,250,421     (381,682,144)
                                                          ------------   ------------   ------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................     (3,159,541)    (1,920,199)   (24,773,314)     (32,900,894)
         Class C ......................................       (575,245)      (277,048)    (7,791,341)     (10,290,851)
         Class R ......................................         (2,675)          (659)            --               --
         Advisor Class ................................        (70,588)       (56,388)      (850,548)         (16,406)
      Net realized gains:
         Class A ......................................             --       (886,464)            --      (27,669,044)
         Class C ......................................             --       (154,165)            --      (10,175,756)
         Class R ......................................             --           (327)            --               --
         Advisor Class ................................             --        (25,060)            --               --
                                                          ------------   ------------   ------------   --------------
   Total distributions to shareholders ................     (3,808,049)    (3,320,310)   (33,415,203)     (81,052,951)
                                                          ------------   ------------   ------------   --------------
   Capital share transactions: (Note 2)
         Class A ......................................     35,441,027     25,371,780     26,928,762     (109,381,103)
         Class C ......................................      9,663,374      4,409,838     11,366,862      (44,677,100)
         Class R ......................................        145,105          4,379             --               --
         Advisor Class ................................        510,440        499,046     28,243,035          499,828
                                                          ------------   ------------   ------------   --------------
   Total capital share transactions ...................     45,759,946     30,285,043     66,538,659     (153,558,375)
                                                          ------------   ------------   ------------   --------------
   Redemption fees ....................................             --            817             --            4,226
                                                          ------------   ------------   ------------   --------------
            Net increase (decrease) in net assets .....     62,555,027      4,364,263    232,373,877     (616,289,244)
Net assets:
   Beginning of year ..................................     47,280,868     42,916,605    534,666,566    1,150,955,810
                                                          ------------   ------------   ------------   --------------
   End of year ........................................   $109,835,895   $ 47,280,868   $767,040,443   $  534,666,566
                                                          ============   ============   ============   ==============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
   End of year ........................................   $    (86,142)  $    182,591   $(43,180,107)  $  (32,947,401)
                                                          ============   ============   ============   ==============

   The accompanying notes are an integral part of these financial statements.


                              100 | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                            FRANKLIN LIMITED MATURITY
                                                                                                 U.S. GOVERNMENT
                                                            FRANKLIN EQUITY INCOME FUND          SECURITIES FUND
                                                              YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                          ------------------------------   ---------------------------
                                                               2009            2008            2009           2008
                                                          -------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................   $  17,203,401   $   21,508,647   $ 10,695,802   $  9,001,092
      Net realized gain (loss) from investments and
         foreign currency transactions ................    (118,117,906)     (45,859,200)     6,262,556      1,409,071
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ...........................     176,437,271     (354,331,687)    10,768,433       (808,469)
                                                          -------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ..............      75,522,766     (378,682,240)    27,726,791      9,601,694
                                                          -------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................     (18,567,026)     (18,304,971)   (11,582,957)    (8,996,967)
         Class B ......................................        (607,816)        (642,800)            --             --
         Class C ......................................      (2,560,510)      (2,361,972)            --             --
         Class R ......................................        (163,458)        (197,377)            --             --
         Advisor Class ................................         (60,658)          (8,842)    (1,398,307)    (1,028,555)
      Net realized gains:
         Class A ......................................              --      (36,401,070)            --             --
         Class B ......................................              --       (1,947,071)            --             --
         Class C ......................................              --       (7,038,555)            --             --
         Class R ......................................              --         (515,465)            --             --
                                                          -------------   --------------   ------------   ------------
   Total distributions to shareholders ................     (21,959,468)     (67,418,123)   (12,981,264)   (10,025,522)
                                                          -------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ......................................      30,323,752      (31,388,609)    45,902,675    109,805,564
         Class B ......................................      (4,934,336)      (8,454,274)            --             --
         Class C ......................................         647,234      (23,079,473)            --             --
         Class R ......................................        (839,999)      (4,459,712)            --             --
         Advisor Class ................................       1,266,491          964,294     25,997,252      5,540,153
                                                          -------------   --------------   ------------   ------------
   Total capital share transactions ...................      26,463,142      (66,417,774)    71,899,927    115,345,717
                                                          -------------   --------------   ------------   ------------
   Redemption fees ....................................              --            1,299             --         14,229
                                                          -------------   --------------   ------------   ------------
            Net increase (decrease) in net assets .....      80,026,440     (512,516,838)    86,645,454    114,936,118
Net assets:
   Beginning of year ..................................     569,349,477    1,081,866,315    326,201,180    211,265,062
                                                          -------------   --------------   ------------   ------------
   End of year ........................................   $ 649,375,917   $  569,349,477   $412,846,634   $326,201,180
                                                          =============   ==============   ============   ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
   End of year ........................................   $  (1,842,524)  $    2,667,207   $ (1,379,765)  $   (383,381)
                                                          =============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 101

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                    FRANKLIN REAL RETURN FUND
                                                                                      YEAR ENDED OCTOBER 31,
                                                                                   ---------------------------
                                                                                       2009          2008
                                                                                   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................   $    116,907   $  9,225,236
      Net realized gain (loss) from investments and foreign
         currency transactions .................................................     (3,117,688)   (1,264,518)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated
         in foreign currencies .................................................     42,023,573    (39,025,606)
                                                                                   ------------   ------------
         Net increase (decrease) in net assets resulting from operations .......     39,022,792    (31,064,888)
                                                                                   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................................       (326,766)   (10,236,128)
         Class C ...............................................................           (399)            --
         Advisor Class .........................................................        (19,887)    (1,476,610)
      Net realized gains:
         Class A ...............................................................             --       (180,301)
         Advisor Class .........................................................             --        (62,307)
                                                                                   ------------   ------------
   Total distributions to shareholders .........................................       (347,052)   (11,955,346)
                                                                                   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...............................................................     21,713,620    279,107,734
         Class C ...............................................................     23,252,923             --
         Advisor Class .........................................................      7,489,492     (2,697,978)
                                                                                   ------------   ------------
   Total capital share transactions ............................................     52,456,035    276,409,756
                                                                                   ------------   ------------
   Redemption fees .............................................................             --          8,054
                                                                                   ------------   ------------
            Net increase (decrease) in net assets ..............................     91,131,775    233,397,576
Net assets:
   Beginning of year ...........................................................    300,147,820     66,750,244
                                                                                   ------------   ------------
   End of year .................................................................   $391,279,595   $300,147,820
                                                                                   ============   ============
Distributions in excess of net investment income included in net assets,
   end of year .................................................................   $ (3,818,595)  $ (1,615,214)
                                                                                   ============   ============

   The accompanying notes are an integral part of these financial statements.


                              102 | Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective November 3, 2008, the Franklin Real Return Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                 CLASS A, CLASS B,
CLASS A, CLASS C,           CLASS A, CLASS C      CLASS C, CLASS R
CLASS R & ADVISOR CLASS      & ADVISOR CLASS      & ADVISOR CLASS        CLASS A & ADVISOR CLASS
-----------------------   --------------------   -----------------   -------------------------------
Franklin Balanced         Franklin Convertible   Franklin Equity     Franklin Limited Maturity
Fund                      Securities Fund        Income Fund         U.S. Government Securities Fund
                          Franklin Real Return
                          Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at


                              Annual Report | 103

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains


                              104 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at year end had been entered into on October 30, 2009. The joint repurchase agreement is valued at cost which approximates market value.

D. DERIVATIVE FINANCIAL INSTRUMENTS

Certain funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds' independent pricing services and the Funds' net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Certain funds enter into forward exchange contracts generally in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.


                              Annual Report | 105

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Certain funds purchase or write option contracts generally in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

E. EQUITY-LINKED SECURITIES

The Franklin Balanced Fund and Franklin Equity Income Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income


                              106 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.


                              Annual Report | 107

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                   FRANKLIN                FRANKLIN CONVERTIBLE
                                                 BALANCED FUND               SECURITIES FUND
                                          --------------------------   ---------------------------
                                             SHARES        AMOUNT         SHARES         AMOUNT
                                          -----------   ------------   -----------   -------------
CLASS A SHARES:
Year ended October 31, 2009
   Shares sold ........................    8,467,809    $ 61,287,119    17,583,217   $ 181,565,209
   Shares issued in reinvestment of
      distributions ...................      311,481       2,260,134     1,846,448      18,643,164
   Shares redeemed ....................   (4,019,994)    (28,106,226)  (17,039,252)   (173,279,611)
                                          ----------    ------------   -----------   -------------
   Net increase (decrease) ............    4,759,296    $ 35,441,027     2,390,413   $  26,928,762
                                          ==========    ============   ===========   =============
Year ended October 31, 2008
   Shares sold ........................    3,734,984    $ 36,902,806    12,433,271   $ 171,368,524
   Shares issued in reinvestment of
      distributions ...................      170,071       1,673,518     3,291,047      46,928,316
   Shares redeemed ....................   (1,418,333)    (13,204,544)  (23,201,851)   (327,677,943)
                                          ----------    ------------   -----------   -------------
   Net increase (decrease) ............    2,486,722    $ 25,371,780    (7,477,533)  $(109,381,103)
                                          ==========    ============   ===========   =============
CLASS C SHARES:
Year ended October 31, 2009
   Shares sold ........................    2,691,789    $ 19,419,328     5,260,858   $  52,363,537
   Shares issued in reinvestment of
      distributions ...................       58,829         420,240       537,461       5,357,000
   Shares redeemed ....................   (1,487,839)    (10,176,194)   (4,695,077)    (46,353,675)
                                          ----------    ------------   -----------   -------------
   Net increase (decrease) ............    1,262,779    $  9,663,374     1,103,242   $  11,366,862
                                          ==========    ============   ===========   =============
Year ended October 31, 2008
   Shares sold ........................      902,773    $  8,513,852     2,252,359   $  31,387,163
   Shares issued in reinvestment of
      distributions ...................       38,425         380,022       946,527      13,379,794
   Shares redeemed ....................     (494,755)     (4,484,036)   (6,528,875)    (89,444,057)
                                          ----------    ------------   -----------   -------------
   Net increase (decrease) ............      446,443    $  4,409,838    (3,329,989)  $ (44,677,100)
                                          ==========    ============   ===========   =============


                              108 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   FRANKLIN                FRANKLIN CONVERTIBLE
                                                 BALANCED FUND               SECURITIES FUND
                                          --------------------------   ---------------------------
                                             SHARES        AMOUNT         SHARES         AMOUNT
                                          -----------   ------------   -----------   -------------
CLASS R SHARES:
Year ended October 31, 2009
   Shares sold ........................       19,278    $    148,614
   Shares issued in reinvestment of
      distributions ...................          297           2,297
   Shares redeemed ....................         (814)         (5,806)
                                          ----------    ------------
   Net increase (decrease) ............       18,761    $    145,105
                                          ==========    ============
Year ended October 31, 2008
   Shares sold ........................          678    $      7,048
   Shares issued in reinvestment of
      distributions ...................           35             345
   Shares redeemed ....................         (360)         (3,014)
                                          ----------    ------------
   Net increase (decrease) ............          353    $      4,379
                                          ==========    ============
ADVISOR CLASS SHARES:
Year ended October 31, 2009
   Shares sold ........................       87,053    $    704,641     3,528,088   $  37,631,625
   Shares issued in reinvestment of
      distributions ...................        7,666          54,704        56,438         555,049
   Shares redeemed ....................      (30,174)       (248,905)   (1,014,194)     (9,943,639)
                                          ----------    ------------   -----------   -------------
   Net increase (decrease) ............       64,545    $    510,440     2,570,332   $  28,243,035
                                          ==========    ============   ===========   =============
Year ended October 31, 2008(a)
   Shares sold ........................       48,440    $    488,922        38,866   $     557,319
   Shares issued in reinvestment of
      distributions ...................        7,857          78,010         1,140          14,620
   Shares redeemed ....................       (7,005)        (67,886)       (6,515)        (72,111)
                                          ----------    ------------   -----------   -------------
   Net increase (decrease) ............       49,292    $    499,046        33,491   $     499,828
                                          ==========    ============   ===========   =============

                                                FRANKLIN EQUITY         FRANKLIN LIMITED MATURITY U.S.
                                                  INCOME FUND             GOVERNMENT SECURITIES FUND
                                          ---------------------------   ------------------------------
                                             SHARES         AMOUNT         SHARES          AMOUNT
                                          -----------   -------------   -----------   ----------------
CLASS A SHARES:
Year ended October 31, 2009
   Shares sold ........................    13,462,309   $ 165,022,874    21,695,160    $ 225,395,902
   Shares issued in reinvestment of
      distributions ...................     1,421,743      17,183,064       895,516        9,326,291
   Shares redeemed ....................   (12,578,113)   (151,882,186)  (18,149,011)    (188,819,518)
                                          -----------   -------------   -----------    -------------
   Net increase (decrease) ............     2,305,939   $  30,323,752     4,441,665    $  45,902,675
                                          ===========   =============   ===========    =============
Year ended October 31, 2008
   Shares sold ........................     6,933,562   $ 123,217,249    19,319,574    $ 196,194,455
   Shares issued in reinvestment of
      distributions ...................     2,700,596      50,720,976       715,124        7,254,840
   Shares redeemed ....................   (11,692,512)   (205,326,834)   (9,238,717)     (93,643,731)
                                          -----------   -------------   -----------    -------------
   Net increase (decrease) ............    (2,058,354)  $ (31,388,609)   10,795,981    $ 109,805,564
                                          ===========   =============   ===========    =============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Convertible Securities Fund.


                               Annual Report | 109

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                FRANKLIN EQUITY
                                                  INCOME FUND
                                          ---------------------------
                                             SHARES         AMOUNT
                                          -----------   -------------
CLASS B SHARES:
Year ended October 31, 2009
   Shares sold ........................      191,147    $  2,226,668
   Shares issued in reinvestment of
      distributions ...................       43,858         522,954
   Shares redeemed ....................     (641,852)     (7,683,958)
                                          ----------    ------------
   Net increase (decrease) ............     (406,847)   $ (4,934,336)
                                          ==========    ============
Year ended October 31, 2008
   Shares sold ........................       50,820    $    886,688
   Shares issued in reinvestment of
      distributions ...................      120,078       2,267,538
   Shares redeemed ....................     (658,119)    (11,608,500)
                                          ----------    ------------
   Net increase (decrease) ............     (487,221)   $ (8,454,274)
                                          ==========    ============
CLASS C SHARES:
Year ended October 31, 2009
   Shares sold ........................    2,328,317    $ 28,070,055
   Shares issued in reinvestment of
      distributions ...................      187,622       2,252,834
   Shares redeemed ....................   (2,472,658)    (29,675,655)
                                          ----------    ------------
   Net increase (decrease) ............       43,281    $    647,234
                                          ==========    ============
Year ended October 31, 2008
   Shares sold ........................      826,985    $ 14,554,576
   Shares issued in reinvestment of
      distributions ...................      447,761       8,453,712
   Shares redeemed ....................   (2,624,870)    (46,087,761)
                                          ----------    ------------
   Net increase (decrease) ............   (1,350,124)   $(23,079,473)
                                          ==========    ============
CLASS R SHARES:
Year ended October 31, 2009
   Shares sold ........................       57,455    $    696,015
   Shares issued in reinvestment of
      distributions ...................       13,581         163,252
   Shares redeemed ....................     (135,139)     (1,699,266)
                                          ----------    ------------
   Net increase (decrease) ............      (64,103)   $   (839,999)
                                          ==========    ============
Year ended October 31, 2008
   Shares sold ........................      100,536    $  1,839,475
   Shares issued in reinvestment of
      distributions ...................       37,523         711,595
   Shares redeemed ....................     (377,475)     (7,010,782)
                                          ----------    ------------
   Net increase (decrease) ............     (239,416)   $ (4,459,712)
                                          ==========    ============


                               110 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN EQUITY     FRANKLIN LIMITED MATURITY U.S.
                                               INCOME FUND         GOVERNMENT SECURITIES FUND
                                          --------------------   ------------------------------
                                           SHARES     AMOUNT        SHARES           AMOUNT
                                          -------   ----------   ------------   ---------------
ADVISOR CLASS SHARES:
Year ended October 31, 2009
   Shares sold ........................   141,466   $1,771,572     4,176,435     $ 43,380,798
   Shares issued in reinvestment of
      distributions ...................     4,525       54,765        62,522          650,799
   Shares redeemed ....................   (46,488)    (559,846)   (1,732,654)     (18,034,345)
                                          -------   ----------    ----------     ------------
   Net increase (decrease) ............    99,503   $1,266,491     2,506,303     $ 25,997,252
                                          =======   ==========    ==========     ============
Year ended October 31, 2008(a)
   Shares sold ........................    52,590   $  961,953       970,571     $  9,828,396
   Shares issued in reinvestment of
      distributions ...................       536        8,255        60,640          614,860
   Shares redeemed ....................      (408)      (5,914)     (484,518)      (4,903,103)
                                          -------   ----------    ----------     ------------
   Net increase (decrease) ............    52,718   $  964,294       546,693     $  5,540,153
                                          =======   ==========    ==========     ============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Equity Income Fund.

                                                        FRANKLIN REAL RETURN FUND
                                                       ---------------------------
                                                          SHARES         AMOUNT
                                                       -----------   -------------
CLASS A SHARES:
Year ended October 31, 2009
   Shares sold .....................................    17,469,435   $ 176,345,404
   Shares issued in reinvestment of distributions ..        28,335         276,272
   Shares redeemed .................................   (15,459,555)   (154,908,056)
                                                       -----------   -------------
   Net increase (decrease) .........................     2,038,215   $  21,713,620
                                                       ===========   =============
Year ended October 31, 2008
   Shares sold .....................................    39,272,766   $ 423,063,502
   Shares issued in reinvestment of distributions ..       818,966       8,768,320
   Shares redeemed .................................   (14,582,863)   (152,724,088)
                                                       -----------   -------------
   Net increase (decrease) .........................    25,508,869   $ 279,107,734
                                                       ===========   =============
CLASS C SHARES:
Year ended October 31, 2009(b)
   Shares sold .....................................     2,467,232   $  25,422,627
   Shares issued in reinvestment of distributions ..            38             372
   Shares redeemed .................................      (208,511)     (2,170,076)
                                                       -----------   -------------
   Net increase (decrease) .........................     2,258,759   $  23,252,923
                                                       ===========   =============

(b)  For the period November 3, 2008 (effective date) to October 31, 2009.


                               Annual Report | 111

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN REAL RETURN FUND
                                                       --------------------------
                                                          SHARES        AMOUNT
                                                       -----------   ------------
ADVISOR CLASS SHARES:
Year ended October 31, 2009
   Shares sold .....................................    1,486,014    $ 15,342,444
   Shares issued in reinvestment of distributions ..        1,310          12,790
   Shares redeemed .................................     (772,068)     (7,865,742)
                                                       ----------    ------------
   Net increase (decrease) .........................      715,256    $  7,489,492
                                                       ==========    ============
Year ended October 31, 2008
   Shares sold .....................................    3,051,844    $ 33,176,053
   Shares issued in reinvestment of distributions ..       58,400         626,973
   Shares redeemed .................................   (3,459,670)    (36,501,004)
                                                       ----------    ------------
   Net increase (decrease) .........................     (349,426)   $ (2,697,978)
                                                       ==========    ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (F T Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
      0.500%          Up to and including $250 million
      0.475%          Over $250 million, up to and including $500 million
      0.450%          Over $500 million, up to and including $1 billion
      0.425%          Over $1 billion, up to and including $2.5 billion
      0.400%          Over $2.5 billion, up to and including $5 billion
      0.375%          Over $5 billion, up to and including $10 billion
      0.350%          Over $10 billion, up to and including $15 billion
      0.325%          Over $15 billion, up to and including $20 billion
      0.300%          In excess of $20 billion


                               112 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          Over $20 billion, up to and including $35 billion
      0.355%          Over $35 billion, up to and including $50 billion
      0.350%          In excess of $50 billion

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          In excess of $250 million

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
      0.425%          Up to and including $500 million
      0.325%          Over $500 million, up to and including $1 billion
      0.280%          Over $1 billion, up to and including $1.5 billion
      0.235%          Over $1.5 billion, up to and including $6.5 billion
      0.215%          Over $6.5 billion, up to and including $11.5 billion
      0.200%          Over $11.5 billion, up to and including $16.5 billion
      0.190%          Over $16.5 billion, up to and including $19 billion
      0.180%          Over $19 billion, up to and including $21.5 billion
      0.170%          In excess of $21.5 billion

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin Balanced Fund and the Franklin Real Return Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisers, the administrative


                               Annual Report | 113

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

fee for the Franklin Convertible Securities Fund, the Franklin Equity Income Fund and the Franklin Limited Maturity U.S. Government Securities Fund are paid by Advisers based on each fund's average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Funds' Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Funds' shares up to the maximum annual plan rate for each class. This change was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Franklin Balanced Fund's and the Franklin Real Return Fund's Class A compensation distribution plan, the funds paid Distributors for costs incurred in connection with the servicing, sale and distribution of the funds' shares up to a certain percentage per year of its average daily net assets.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                           FRANKLIN       FRANKLIN
                                           FRANKLIN       FRANKLIN     LIMITED MATURITY     REAL
                          FRANKLIN       CONVERTIBLE       EQUITY       U.S. GOVERNMENT    RETURN
                       BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                       -------------   ---------------   -----------   ----------------   --------
Reimbursement Plans:
   Class A .........       0.35%           0.25%           0.25%             0.10%          0.25%
Compensation Plans:
   Class B .........         --              --            1.00%               --             --
   Class C .........       1.00%           1.00%           1.00%               --           0.65%
   Class R .........       0.50%             --            0.50%               --             --

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin Balanced Fund until further notice and approval by the Board.


                               114 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                                        FRANKLIN       FRANKLIN
                                                       FRANKLIN        FRANKLIN     LIMITED MATURITY      REAL
                                    FRANKLIN         CONVERTIBLE        EQUITY       U.S. GOVERNMENT     RETURN
                                  BALANCED FUND    SECURITIES FUND    INCOME FUND    SECURITIES FUND      FUND
                                 --------------   ---------------    ------------   ----------------   --------
Sales charges retained
   net of commissions
   paid to unaffiliated
   broker/dealers ............       $110,623         $199,201        $583,287           $101,786      $266,369
Contingent deferred sales
   charges retained ..........       $  1,000         $ 21,928        $  8,292           $ 10,001      $ 16,605

E. TRANSFER AGENT FEES

For the year ended October 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                                       FRANKLIN          FRANKLIN
                                                     FRANKLIN         FRANKLIN      LIMITED MATURITY       REAL
                                    FRANKLIN        CONVERTIBLE        EQUITY       U.S. GOVERNMENT      RETURN
                                  BALANCED FUND   SECURITIES FUND    INCOME FUND    SECURITIES FUND       FUND
                                 --------------   ----------------   ------------   ----------------   -------------
Transfer agent fees ..........      $53,559          $547,530         $797,944        $421,760           $242,518

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Balanced Fund and the Franklin Real Return Fund, FT Services and Advisers have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the funds do not exceed 0.71% and 0.65%, respectively, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2010.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2009, Advisers owned 11.63% of the Franklin Balanced Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.


                              Annual Report | 115

Franklin Investors Securities Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

                                                                                        FRANKLIN
                                     FRANKLIN        FRANKLIN          FRANKLIN     LIMITED MATURITY    FRANKLIN
                                    BALANCED        CONVERTIBLE         EQUITY       U.S. GOVERNMENT      REAL
                                      FUND         SECURITIES FUND    INCOME FUND   SECURITIES FUND     RETURN FUND
                                   ------------   ----------------   ------------   ----------------   -------------
Capital loss carryforwards
   expiring in:
   2012 ........................    $       --      $         --     $         --      $   83,547        $       --
   2013 ........................            --                --               --       3,980,527                --
   2014 ........................            --                --               --       4,303,979                --
   2015 ........................            --                --               --         723,269                --
   2016 ........................     3,920,213         1,589,567       45,458,589              --         1,946,987
   2017 ........................     4,932,954        48,021,793      119,253,767              --         1,217,512
                                    ----------      ------------     ------------      ----------        ----------
                                    $8,853,167      $ 49,611,360     $164,712,356      $9,091,322        $3,164,499
                                    ==========      ============     ============      ==========        ==========

During the year ended October 31, 2009, the Franklin Limited Maturity U.S. Government Securities Fund utilized $4,991,625 of capital loss carryforwards.

The tax character of distributions paid during the years ended October 31, 2009 and 2008, was as follows:

                                            FRANKLIN                     FRANKLIN CONVERTIBLE
                                          BALANCED FUND                    SECURITIES FUND
                                 ------------------------------      ----------------------------
                                       2009            2008               2009            2008
                                 --------------   -------------      -----------    -------------
Distributions paid from:
   Ordinary income ...........     $3,808,049      $ 3,168,274       $33,415,203     $56,198,229
   Long term capital gain ....             --          152,036                --      24,854,722
                                   ----------      -----------       -----------     -----------
                                   $3,808,049      $ 3,320,310       $33,415,203     $81,052,951
                                   ==========      ===========       ===========     ===========

                                         FRANKLIN EQUITY             FRANKLIN LIMITED MATURITY U.S.
                                           INCOME FUND                GOVERNMENT SECURITIES FUND
                                  -----------------------------      ----------------------------
                                       2009            2008              2009            2008
                                  -------------   -------------      ------------   -------------
Distributions paid from:
   Ordinary income ...........    $21,959,468      $27,752,727      $12,981,264      $10,025,522
   Long term capital gain ....             --       39,665,396               --               --
                                  -----------      -----------      -----------      -----------
                                  $21,959,468      $67,418,123      $12,981,264      $10,025,522
                                  ===========      ===========      ===========      ===========

                                         FRANKLIN REAL
                                          RETURN FUND
                                 ------------------------------
                                      2009            2008
                                 ------------     -------------
Distributions paid from:
   Ordinary income ...........     $347,052        $11,715,670
   Long term capital gain ....           --            239,676
                                   --------        -----------
                                   $347,052        $11,955,346
                                   ========        ===========


                              116 | Annual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At October 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                      FRANKLIN         FRANKLIN          FRANKLIN
                                      BALANCED        CONVERTIBLE        EQUITY
                                        FUND         SECURITIES FUND    INCOME FUND
                                   --------------   ----------------   ---------------
Cost of investments ............    $105,133,794     $ 887,446,300      $634,184,923
                                    ------------     -------------      ------------
Unrealized appreciation ........    $  8,802,473     $  55,800,789      $ 73,849,212
Unrealized depreciation ........      (6,344,102)     (172,063,281)      (68,330,623)
                                    ------------     -------------      ------------
Net unrealized appreciation
   (depreciation) ..............    $  2,458,371     $(116,262,492)     $  5,518,589
                                    ------------     -------------      ------------
Distributable earnings --
   undistributed
   ordinary income .............    $         --     $   6,369,985      $    145,127
                                    ============     =============      ============

                                       FRANKLIN
                                   LIMITED MATURITY      FRANKLIN
                                    U.S. GOVERNMENT        REAL
                                    SECURITIES FUND     RETURN FUND
                                   -----------------   -------------
Cost of investments ............     $399,789,889      $385,879,489
                                     ============      ============
Unrealized appreciation ........     $ 10,471,300      $  6,307,311
Unrealized depreciation ........         (368,028)       (4,722,282)
                                     ============      ============
Net unrealized appreciation
   (depreciation) ..............     $ 10,103,272      $  1,585,029
                                     ============      ============
Distributable earnings --
   undistributed ordinary
   income ......................     $    270,773      $         --
                                     ============      ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, and bond discounts and premiums.


                              Annual Report | 117

Franklin Investors Securities Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2009, were as follows:

                                                                                             FRANKLIN           FRANKLIN
                                                     FRANKLIN           FRANKLIN         LIMITED MATURITY        REAL
                                    FRANKLIN        CONVERTIBLE          EQUITY          U.S. GOVERNMENT        RETURN
                                  BALANCED FUND   SECURITIES FUND      INCOME FUND       SECURITIES FUND         FUND
                                 --------------   ---------------    ---------------   --------------------   -----------
Purchases ....................     $96,200,549        $341,801,368      $284,331,835        $285,106,472      $69,072,371
Sales ........................     $50,296,742        $281,910,993      $234,307,412        $205,056,232      $30,636,238

Transactions in options written during the year ended October 31, 2009, were as follows:

                                NUMBER OF     PREMIUMS
                                CONTRACTS     RECEIVED
                               -----------   ---------
FRANKLIN BALANCED FUND
Options outstanding at
   October 31, 2008 ........         200     $  14,605
Options written ............      13,022       609,894
Options expired ............     (11,082)     (523,810)
Options exercised ..........        (780)      (40,150)
Options closed .............        (100)       (3,900)
                                 -------     ---------
Options outstanding at
   October 31, 2009 ........       1,260     $  56,639
                                 =======     =========

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2009, the Franklin Balanced Fund, the Franklin Convertible Securities Fund, the Franklin Equity Income Fund, and the Franklin Real Return Fund have 7.66%, 67.65%, 13.31%, and 7.50%, respectively, of their portfolios invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Convertible Securities Fund and the Franklin Real Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2009, the aggregate value of these securities was $18,900 and $80,125, respectively, representing less than 0.01% and 0.02%, respectively, of the funds' net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statements of Investments.


                              118 | Annual Report

Franklin Investors Securities Trust

9. OTHER DERIVATIVE INFORMATION

At October 31, 2009, the Franklin Balanced Fund and Franklin Real Return Fund have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

                                       ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                             -------------------------------------   -------------------------------------
DERIVATIVE CONTRACTS NOT
ACCOUNTED FOR AS                STATEMENT OF ASSETS     FAIR VALUE     STATEMENT OF ASSETS      FAIR VALUE
HEDGING INSTRUMENTS          AND LIABILITIES LOCATION     AMOUNT     AND LIABILITIES LOCATION     AMOUNT
------------------------     ------------------------   ----------   ------------------------   ----------
FRANKLIN BALANCED FUND
Equity contracts             Investments, at value      $       --   Options written, at value   $ 51,410
FRANKLIN REAL RETURN FUND
Foreign exchange contracts   Unrealized appreciation                 Unrealized depreciation
                             on forward exchange                     on forward exchange
                             contracts                  $1,125,106   contracts                   $110,444

The effect of derivative contracts on the Franklin Balanced Fund's and Franklin Real Return Fund's Statements of Operations was as follows:

                                                                                                      AVERAGE
                                                                                   CHANGE IN          AMOUNT
DERIVATIVE CONTRACTS NOT                                                           UNREALIZED       OUTSTANDING
ACCOUNTED FOR AS                STATEMENT OF OPERATIONS          REALIZED         APPRECIATION      DURING THE
HEDGING INSTRUMENTS                     LOCATION              GAIN (LOSS)(a)   (DEPRECIATION)(a)   PERIOD(a, b)
------------------------     ------------------------------   --------------   -----------------   ------------
FRANKLIN BALANCED FUND
Equity contracts             Net realized gain (loss) from
                             written options/Net change
                             in unrealized appreciation
                             (depreciation) on investments       $416,730           $(38,234)       $     1,475

FRANKLIN REAL RETURN FUND
Foreign exchange contracts   Net realized gain (loss) from
                             foreign currency transactions/
                             Net change in unrealized
                             appreciation (depreciation)
                             on translation of other
                             assets and liabilities
                             denominated in foreign
                             currencies                          $  8,236           $793,425        $19,293,042

(a)  For the six months ended October 31, 2009

(b) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period.

See Note 1(d) regarding derivative financial instruments.

10. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Franklin Real Return Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the fund's policies and requirements of applicable securities laws, could prevent the fund from trading in the securities of such company for limited or extended periods of time.


                              Annual Report | 119

Franklin Investors Securities Trust

11. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the year ended October 31, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                                                                             FRANKLIN       FRANKLIN
                                             FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                            FRANKLIN       CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                         BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                         -------------   ---------------   -----------   ----------------   --------
Commitment fees ......       $138            $1,026           $1,054          $768            $593

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                              120 | Annual Report

Franklin Investors Securities Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of October 31, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                                                    LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                                                  -----------   ------------   -------   ------------
FRANKLIN BALANCED FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Energy ............................................   $ 6,030,989   $  4,071,220     $--     $ 10,102,209
            Financials. .......................................     4,120,302      1,075,153      --        5,195,455
            Health Care .......................................     4,869,500      2,693,763      --        7,563,263
            Information Technology ............................    10,089,088        899,900      --       10,988,988
            Utilities .........................................     8,555,600      1,635,334      --       10,190,934
            Other Equity Investments(b) .......................    18,549,205             --      --       18,549,205
         Convertible Bonds ....................................            --      3,062,849      --        3,062,849
         Corporate Bonds. .....................................            --     38,647,747      --       38,647,747
         Asset-Backed Securities and
            Commercial Mortgage-Backed Securities .............            --         81,426      --           81,426
         Mortgage-Backed Securities ...........................            --        520,603      --          520,603
         Short Term Investments ...............................     2,689,486             --      --        2,689,486
                                                                  -----------   ------------     ---     ------------
               Total Investments in Securities ................   $54,904,170   $ 52,687,995     $--     $107,592,165
                                                                  ===========   ============     ===     ============
   LIABILITIES:
         Options written ......................................        51,410             --      --           51,410
FRANKLIN CONVERTIBLE SECURITIES FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Materials .........................................   $16,050,000   $ 18,207,513     $--     $ 34,257,513
            Energy ............................................            --     27,188,000      --       27,188,000
            Financials. .......................................    23,345,500     13,221,250      --       36,566,750
            Consumer Discretionary ............................    13,005,000     12,448,543      --       25,453,543
            Utilities .........................................            --     27,293,151      --       27,293,151
            Health Care .......................................            --     31,563,217      --       31,563,217
            Other Equity Investments(b) .......................    17,100,000             --      --       17,100,000
         Convertible Bonds ....................................            --    555,882,376      --      555,882,376
         Short Term Investments ...............................    15,879,258             --      --       15,879,258
                                                                  -----------   ------------     ---     ------------
               Total Investments in Securities ................   $85,379,758   $685,804,050     $--     $771,183,808
                                                                  ===========   ============     ===     ============


                              Annual Report | 121

Franklin Investors Securities Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                   LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                                                ------------   ------------   -------   ------------
FRANKLIN EQUITY INCOME FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Consumer Discretionary ..........................   $ 21,791,626   $ 15,087,788     $--     $ 36,879,414
            Energy ..........................................     69,714,778      8,403,840      --       78,118,618
            Health Care .....................................     53,868,105     24,484,836      --       78,352,941
            Utilities. ......................................     33,563,050     12,436,000      --       45,999,050
            Other Equity Investments(b) .....................    330,053,553             --      --      330,053,553
         Convertible Bonds ..................................             --     44,508,984      --       44,508,984
         Corporate Bonds. ...................................             --     21,542,604      --       21,542,604
         Short Term Investments .............................      4,248,348             --      --        4,248,348
                                                                ------------   ------------     ---     ------------
               Total Investments in Securities ..............   $513,239,460   $126,464,052     $--     $639,703,512
                                                                ============   ============     ===     ============
FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND
   ASSETS:
      Investments in Securities:
         Corporate Bonds. ...................................   $         --   $ 13,705,125     $--     $ 13,705,125
         Mortgage-Backed Securities .........................             --    111,507,190      --      111,507,190
         U.S. Government and Agency Securities ..............             --    272,312,205      --      272,312,205
         Short Term Investments .............................      8,219,645      4,148,996      --       12,368,641
                                                                ------------   ------------     ---     ------------
               Total Investments in Securities ..............   $  8,219,645   $401,673,516     $--     $409,893,161
                                                                ============   ============     ===     ============
FRANKLIN REAL RETURN FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:(a)
            Diversified Financials. .........................   $         --   $     65,347     $--     $     65,347
            Other Equity Investments(b) .....................     22,490,447             --      --       22,490,447
         Corporate Bonds ....................................             --     21,929,316      --       21,929,316
         Foreign Government and Agency Securities ...........             --     49,870,644      --       49,870,644
         Senior Floating Rate Interests .....................             --        358,482      --          358,482
         Short Term Investments .............................             --     51,752,517      --       51,752,517
         U.S. Government and Agency Securities ..............             --    240,997,765      --      240,997,765
                                                                ------------   ------------     ---     ------------
               Total Investments in Securities ..............   $ 22,490,447   $364,974,071     $--     $387,464,518
                                                                ============   ============     ===     ============
      Forward Exchange Contracts ............................             --      1,125,106      --        1,125,106
   LIABILITIES:
      Forward Exchange Contracts ............................             --        110,444      --          110,444

(a) Includes common, preferred, and convertible preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statements of Investments.


                              122 | Annual Report

Franklin Investors Securities Trust

13. LOSS CONTINGENCY

At October 31, 2009, the Franklin Balanced Fund had two outstanding trades related to put options written by the fund with Lehman Brothers as the counterparty. These trades have remained unsettled since the Lehman Brothers bankruptcy on September 15, 2008. The fund has recorded a loss contingency related to the depreciation of the common stock underlying these put options and its obligations to purchase the stock pursuant to the options contracts.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA, N.A.
JPHQ - JPMorgan Chase Bank, N.A.

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
EUR - Euro
KRW - South Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FDIC - Federal Deposit Insurance Corp.
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note
SF   - Single Family


                              Annual Report | 123

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund and Franklin Real Return Fund (the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009


                              124 | Annual Report

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2009:

                    FRANKLIN        FRANKLIN
  FRANKLIN        CONVERTIBLE        EQUITY
BALANCED FUND   SECURITIES FUND   INCOME FUND
-------------   ---------------   ------------
   39.49%           17.66%           77.91%

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2009:

                   FRANKLIN         FRANKLIN
   FRANKLIN       CONVERTIBLE        EQUITY
BALANCED FUND   SECURITIES FUND   INCOME FUND
-------------   ---------------   -----------
  $1,573,622      $5,899,588      $18,901,462

Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Convertible Securities Fund designates the maximum amount allowable but no less than $10,809,120 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2009.


                               Annual Report | 125

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   --------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 1986            133                       Bar-S Foods (meat packing
One Franklin Parkway                                                                                company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee           Since 2007            110                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                   Trustee           Since 2007            110                       ICO Global Communications
One Franklin Parkway                                                                                (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                                            company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee           Since 1998            133                       Hess Corporation (exploration
One Franklin Parkway                                                                                and refining of oil and gas),
San Mateo, CA 94403-1906                                                                            H.J. Heinz Company (processed
                                                                                                    foods and allied products), RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufacture and distribution of
                                                                                                    titanium), Canadian National
                                                                                                    Railway (railroad) and White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               126 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   --------------------------------
FRANK W.T. LAHAYE (1929)          Trustee           Since 1986            110                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee           Since 2005            133                       Hess Corporation (exploration
One Franklin Parkway                                                                                and refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee           Since 2007            141                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)             Lead              Trustee since         110                       None
One Franklin Parkway              Independent       2007 and Lead
San Mateo, CA 94403-1906          Trustee           Independent
                                                    Trustee since
                                                    2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   --------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Trustee since 1986    133                       None
One Franklin Parkway              Chairman of       and Chairman
San Mateo, CA 94403-1906          the Board         of the Board
                                                    since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 127

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   --------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and       Trustee since         52                        None
One Franklin Parkway              Vice President    1987 and Vice
San Mateo, CA 94403-1906                            President since
                                                    1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)             Vice President    Since 2003            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief             Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since 2004
San Mateo, CA 94403-1906          Officer and       and Vice
                                  Vice President    President -
                                  - AML             AML Compliance
                                  Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)         Chief             Since March 2009      Not Applicable            Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
GASTON GARDEY (1967)              Treasurer,        Since March 2009      Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.


                               128 | Annual Report

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   --------------------------------
ALIYA S. GORDON (1973)            Vice President    Since March 2009      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)             Vice President    Since August          Not Applicable            Not Applicable
One Franklin Parkway                                2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)         President         President since       Not Applicable            Not Applicable
One Franklin Parkway              and Chief         1993 and Chief
San Mateo, CA 94403-1906          Executive         Executive Officer -
                                  Officer -         Investment
                                  Investment        Management
                                  Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)         Vice President    Since August          Not Applicable            Not Applicable
500 East Broward Blvd.                              2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)          Vice President    Since 2006            Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 129

                                                                          NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF         FUND COMPLEX OVERSEEN
NAME, YEAR OF BIRTH AND ADDRESS       POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   ---------------   -------------------   -----------------------   --------------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               130 | Annual Report

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                              Annual Report | 131

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

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on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 A2009 12/09

OCTOBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Adjustable U.S. Government
Securities Fund

Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund
Franklin Total Return Fund

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                    (GRAPHIC)

                                                                    FIXED INCOME

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Contents

SHAREHOLDER LETTER.................................................................     1
ANNUAL REPORT......................................................................     3
Economic and Market Overview.......................................................     5
Franklin Adjustable U.S. Government Securities Fund................................    15
Franklin Floating Rate Daily Access Fund...........................................    29
Franklin Low Duration Total Return Fund............................................    39
Franklin Total Return Fund.........................................................    51
Financial Highlights and Statements of Investments.................................   127
Financial Statements...............................................................   132
Notes to Financial Statements......................................................   155
Report of Independent Registered Public Accounting Firm............................   156
Tax Designation....................................................................   157
Board Members and Officers.........................................................   162
Shareholder Information

Shareholder Letter

      Dear Shareholder:

      During the 12-month period ended October 31, 2009, economic activity weakened before showing signs of stabilization. The slowdown began in 2008 with the U.S. subprime mortgage and credit crises and eventually spread worldwide. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes through the period's first half. Later in the period, some indicators offered a better economic outlook, and markets rallied beginning in March 2009, erasing much of the earlier losses. At period-end, although some observers thought the worst of the economic crises was behind us, others believed significant challenges remained.

      We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

      Franklin Investors Securities Trust's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                                               Not part of the annual report | 1

      If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles and find helpful financial planning tools. We hope you will take advantage of these online services.

      Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

      We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

      Sincerely,

      -s- Charles B. Johnson

      Charles B. Johnson
      Chairman
      Franklin Investors Securities Trust

      THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

2 | Not part of the annual report

Annual Report

Economic and Market Overview

      During the 12-month period ended October 31, 2009, economic activity showed signs of recovery as many of the forces that had hindered the economy dissipated. Early in the period, the U.S. financial system was in crisis and consumer confidence fell to an all-time low. The financial system, however, avoided collapse, and later in the period, government stress tests of banks were generally positive. Financial markets stabilized in response to federal stimulus packages and the Federal Reserve Board's (Fed's) interventions, and consumer confidence rebounded. In March, many investors reentered the stock market and started a rally that brought the major indexes off this cycle's lows. In the third quarter, a number of blue-chip companies reported better-than-expected profits resulting from cost-cutting measures. Economic activity as measured by gross domestic product (GDP) turned from contraction to expansion. In 2008's fourth quarter, GDP registered an annualized -5.4%, followed by annualized rates of -6.4%, -0.7% and 2.8% in each of the subsequent three quarters. These positive signs, however, were constrained by a rising unemployment rate, which reached 10.2% by period-end, a 26-year high.(1) Despite improving economic data, most industries eliminated jobs.

      Oil prices were volatile, falling from $68 per barrel at the beginning of the period to a $31 low in December. As economic conditions improved, oil prices rebounded to end the period at $77. Many other commodity prices followed similar trends; therefore, as prices fell in late 2008, inflation remained muted, and October 2009's inflation rate was an annualized -0.2%.(1) Core inflation, which excludes food and energy costs, rose at a 1.7% annualized rate, which was within the Fed's informal target range of 1.5% to 2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 1.4%.(2)

      A slowing economy and decelerating inflation prompted policymakers to reduce interest rates and enact stimulus plans. During the period, the Fed lowered the federal funds target rate from 1.00% to a range of 0% to 0.25%. The government implemented the American Recovery and Reinvestment Act, which included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care

      1. Source: Bureau of Labor Statistics.

      2. Source: Bureau of Economic Analysis.

                                                               Annual Report | 3
      and education. The Fed and U.S. Treasury Department also launched programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers, help struggling home buyers avoid foreclosure, and boost auto sales. Near period-end, the Fed assessed which support programs it created or expanded could be phased out.

      Most Treasury prices rose during the period, and fixed income spreads were generally wide relative to Treasury yields due to heightened market turbulence and risk aversion. Spreads for high yield bonds hit record levels. The spread between two-year and 10-year Treasury yields rose to 251 basis points (100 basis points equal one percentage point) at the end of October from 245 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 1.56% to 0.90% over the 12-month period, while the 10-year Treasury note yield fell from 4.01% to 3.41%.

      THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

4 | Annual Report

Franklin Adjustable
U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities.(1) Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(2)

PORTFOLIO BREAKDOWN
Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/09

                                  [PIE CHART]

Fannie Mae (FNMA)...................................    70.7%
Freddie Mac (FHLMC).................................    22.0%
Ginnie Mae (GNMA)...................................     1.1%
Short-Term Investments & Other Net Assets...........     6.2%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +4.10% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Government

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 54.

                                                               Annual Report | 5

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/08-10/31/09

                                   DIVIDEND PER SHARE
                      -------------------------------------------
MONTH                    CLASS A         CLASS C    ADVISOR CLASS
-----------------------------------------------------------------
November               1.8193 cents   1.5481 cents   1.9917 cents
December               2.4291 cents   2.1161 cents   2.6592 cents
January                2.3777 cents   2.0845 cents   2.5754 cents
February               2.4370 cents   2.1613 cents   2.5960 cents
March                  2.4128 cents   2.0989 cents   2.6117 cents
April                  2.2420 cents   1.9463 cents   2.4271 cents
May                    1.9729 cents   1.6860 cents   2.1519 cents
June                   2.2353 cents   1.9098 cents   2.4360 cents
July                   1.9374 cents   1.6321 cents   2.1294 cents
August                 2.0132 cents   1.7090 cents   2.2051 cents
September              2.0609 cents   1.7506 cents   2.2505 cents
October                1.9820 cents   1.6858 cents   2.1678 cents
-----------------------------------------------------------------
TOTAL                 25.9196 CENTS  22.3285 CENTS  28.2018 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Index: 1-2 Year Component, which posted a +3.30% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which have been through different interest rate cycles and have a lower sensitivity to shifts in interest rates. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

3. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

6 | Annual Report

MANAGER'S DISCUSSION

Although economic activity contracted during the first half of the reporting period, the 12 months under review ended with a more constructive and optimistic tone. During the second half of the period, the economy gradually improved and financial systems stabilized. Also, U.S. gross domestic product moved back into positive territory, indicating the recession had ended. While a number of risks remained that raised concerns about continued growth momentum, economic and financial stability helped build a foundation for improved growth over the medium and longer terms.

Interest rates remained historically low and Treasury yields decreased across all maturities during the period. Hybrid ARMs, mortgages that combine an initial fixed interest rate period with a subsequent adjustable rate period, delivered positive total returns, but underperformed their fixed-rate mortgage-backed counterparts.

We maintained our investment strategy as we continued to look for strong cash flow fundamentals and attractive valuations to uncover opportunities across the ARM universe. The Fund invests predominantly in Fannie Mae, Freddie Mac and Ginnie Mae ARMs. Prepayment risk was heightened as the ARM market was priced at a premium due to the low Treasury and mortgage interest rates. However, refinancing activity was constrained during this cycle due to the associated cost of refinancing, reduced home equity, and declining home prices. To the extent we can buy ARMs that prepay slower than market expectations, we may add value for the Fund's shareholders.

                                                               Annual Report | 7

      Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

      [PHOTO OF T. ANTHONY COFFEY]

      -s- T. Anthony Coffey
      T. Anthony Coffey, CFA

      [PHOTO OF PAUL VARUNOK]

      -s- Paul Varunok
      Paul Varunok

      Portfolio Management Team
      Franklin Adjustable U.S. Government Securities Fund

      THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

8 | Annual Report

Performance Summary as of 10/31/09

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISAX)                               CHANGE  10/31/09  10/31/08
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.10     $8.96     $8.86
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                          $0.259196

CLASS C (SYMBOL: FCSCX)                               CHANGE  10/31/09  10/31/08
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.10     $8.96     $8.86
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                          $0.223285

ADVISOR CLASS (SYMBOL: FAGZX)                         CHANGE  10/31/09  10/31/08
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.10     $8.97     $8.87
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                          $0.282018

                                                               Annual Report | 9

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +4.10%   +20.14%     +45.68%
Average Annual Total Return(2)                      +1.80%    +3.26%      +3.60%
Avg. Ann. Total Return (9/30/09)(3)                 +1.92%    +3.29%      +3.65%
   Distribution Rate(4)                     2.63%
   30-Day Standardized Yield(5)             2.25%
   Total Annual Operating Expenses(6)       0.94%

CLASS C                                             1-YEAR    5-YEAR   INCEPTION (7/1/03)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                          +3.69%   +17.93%      +19.09%
Average Annual Total Return(2)                      +2.69%    +3.35%       +2.80%
Avg. Ann. Total Return (9/30/09)(3)                 +2.69%    +3.33%       +2.82%
   Distribution Rate(4)                     2.29%
   30-Day Standardized Yield(5)             1.91%
   Total Annual Operating Expenses(6)       1.34%

ADVISOR CLASS(7)                                    1-YEAR    5-YEAR     10-YEAR
---------------------------------------------------------------------------------
Cumulative Total Return(1)                          +4.36%   +20.72%     +46.37%
Average Annual Total Return(2)                      +4.36%    +3.84%      +3.88%
Avg. Ann. Total Return (9/30/09)(3)                 +4.49%    +3.86%      +3.93%
   Distribution Rate(4)                     2.94%
   30-Day Standardized Yield(5)             2.55%
   Total Annual Operating Expenses(6)       0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/99-10/31/09)

                      FRANKLIN ADJUSTABLE U.S. GOVERNMENT    BARCLAYS CAPITAL U.S. GOVERNMENT
                           SECURITIES FUND - CLASS A                 1-2 YEAR INDEX
                      -----------------------------------    --------------------------------
11/1/1999                          $ 9,779                              $10,000
11/30/1999                         $ 9,807                              $10,022
12/31/1999                         $ 9,829                              $10,038
1/31/2000                          $ 9,878                              $10,047
2/29/2000                          $ 9,909                              $10,112
3/31/2000                          $ 9,961                              $10,167
4/30/2000                          $10,006                              $10,198
5/31/2000                          $10,030                              $10,238
6/30/2000                          $10,097                              $10,336
7/31/2000                          $10,154                              $10,399
8/31/2000                          $10,201                              $10,471
9/30/2000                          $10,270                              $10,545
10/31/2000                         $10,311                              $10,598
11/30/2000                         $10,387                              $10,690
12/31/2000                         $10,487                              $10,807
1/31/2001                          $10,552                              $10,944
2/28/2001                          $10,617                              $11,009
3/31/2001                          $10,704                              $11,095
4/30/2001                          $10,747                              $11,135
5/31/2001                          $10,813                              $11,200
6/30/2001                          $10,879                              $11,238
7/31/2001                          $10,935                              $11,353
8/31/2001                          $10,955                              $11,417
9/30/2001                          $11,029                              $11,583
10/31/2001                         $11,137                              $11,686
11/30/2001                         $11,156                              $11,675
12/31/2001                         $11,163                              $11,697
1/31/2002                          $11,194                              $11,714
2/28/2002                          $11,213                              $11,763
3/31/2002                          $11,247                              $11,698
4/30/2002                          $11,328                              $11,822
5/31/2002                          $11,320                              $11,862
6/30/2002                          $11,372                              $11,958
7/31/2002                          $11,420                              $12,080
8/31/2002                          $11,405                              $12,112
9/30/2002                          $11,475                              $12,193
10/31/2002                         $11,521                              $12,224
11/30/2002                         $11,520                              $12,200
12/31/2002                         $11,545                              $12,297
1/31/2003                          $11,552                              $12,302
2/28/2003                          $11,587                              $12,345
3/31/2003                          $11,621                              $12,369
4/30/2003                          $11,642                              $12,390
5/31/2003                          $11,673                              $12,424
6/30/2003                          $11,667                              $12,447
7/31/2003                          $11,610                              $12,401
8/31/2003                          $11,601                              $12,412
9/30/2003                          $11,660                              $12,503
10/31/2003                         $11,637                              $12,468
11/30/2003                         $11,653                              $12,467
12/31/2003                         $11,686                              $12,529
1/31/2004                          $11,717                              $12,553
2/29/2004                          $11,747                              $12,604
3/31/2004                          $11,793                              $12,632
4/30/2004                          $11,745                              $12,544
5/31/2004                          $11,744                              $12,535
6/30/2004                          $11,750                              $12,532
7/31/2004                          $11,804                              $12,573
8/31/2004                          $11,833                              $12,647
9/30/2004                          $11,848                              $12,638
10/31/2004                         $11,862                              $12,672
11/30/2004                         $11,867                              $12,622
12/31/2004                         $11,896                              $12,645
1/31/2005                          $11,912                              $12,647
2/28/2005                          $11,956                              $12,630
3/31/2005                          $11,960                              $12,633
4/30/2005                          $11,991                              $12,697
5/31/2005                          $12,024                              $12,742
6/30/2005                          $12,044                              $12,765
7/31/2005                          $12,022                              $12,746
8/31/2005                          $12,086                              $12,816
9/30/2005                          $12,081                              $12,796
10/31/2005                         $12,078                              $12,802
11/30/2005                         $12,116                              $12,841
12/31/2005                         $12,141                              $12,888
1/31/2006                          $12,168                              $12,917
2/28/2006                          $12,210                              $12,937
3/31/2006                          $12,239                              $12,960
4/30/2006                          $12,251                              $13,005
5/31/2006                          $12,284                              $13,029
6/30/2006                          $12,315                              $13,056
7/31/2006                          $12,388                              $13,144
8/31/2006                          $12,449                              $13,227
9/30/2006                          $12,495                              $13,292
10/31/2006                         $12,531                              $13,347
11/30/2006                         $12,610                              $13,410
12/31/2006                         $12,644                              $13,427
1/31/2007                          $12,685                              $13,464
2/28/2007                          $12,739                              $13,555
3/31/2007                          $12,790                              $13,606
4/30/2007                          $12,859                              $13,653
5/31/2007                          $12,869                              $13,663
6/30/2007                          $12,922                              $13,725
7/31/2007                          $12,964                              $13,823
8/31/2007                          $13,018                              $13,941
9/30/2007                          $13,113                              $14,036
10/31/2007                         $13,156                              $14,090
11/30/2007                         $13,240                              $14,278
12/31/2007                         $13,280                              $14,319
1/31/2008                          $13,393                              $14,539
2/29/2008                          $13,442                              $14,662
3/31/2008                          $13,476                              $14,697
4/30/2008                          $13,494                              $14,613
5/31/2008                          $13,507                              $14,585
6/30/2008                          $13,552                              $14,623
7/31/2008                          $13,579                              $14,675
8/31/2008                          $13,633                              $14,728
9/30/2008                          $13,674                              $14,794
10/31/2008                         $13,690                              $14,891
11/30/2008                         $13,703                              $15,048
12/31/2008                         $13,756                              $15,172
1/31/2009                          $13,870                              $15,160
2/28/2009                          $13,924                              $15,153
3/31/2009                          $13,993                              $15,210
4/30/2009                          $14,028                              $15,227
5/31/2009                          $14,090                              $15,260
6/30/2009                          $14,157                              $15,253
7/31/2009                          $14,187                              $15,278
8/31/2009                          $14,203                              $15,327
9/30/2009                          $14,252                              $15,354
10/31/2009                         $14,246                              $15,382

Total Returns                        42.46%                               53.82%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                           10/31/09
---------------------------------------------------------------------------
1-Year                                                               +1.80%
5-Year                                                               +3.26%
10-Year                                                              +3.60%

CLASS C (7/1/03-10/31/09)

                      FRANKLIN ADJUSTABLE U.S. GOVERNMENT    BARCLAYS CAPITAL U.S.
                           SECURITIES FUND - CLASS C       GOVERNMENT 1-2 YEAR INDEX
                      -----------------------------------  -------------------------
7/1/2003                              $10,000                      $10,000
7/31/2003                              $9,946                      $ 9,964
8/31/2003                              $9,924                      $ 9,972
9/30/2003                              $9,981                      $10,045
10/31/2003                             $9,958                      $10,017
11/30/2003                             $9,958                      $10,016
12/31/2003                             $9,993                      $10,067
1/31/2004                             $10,005                      $10,085
2/29/2004                             $10,028                      $10,126
3/31/2004                             $10,063                      $10,149
4/30/2004                             $10,030                      $10,078
5/31/2004                             $10,015                      $10,071
6/30/2004                             $10,027                      $10,068
7/31/2004                             $10,059                      $10,101
8/31/2004                             $10,091                      $10,161
9/30/2004                             $10,101                      $10,153
10/31/2004                            $10,098                      $10,181
11/30/2004                            $10,110                      $10,141
12/31/2004                            $10,131                      $10,159
1/31/2005                             $10,141                      $10,161
2/28/2005                             $10,176                      $10,148
3/31/2005                             $10,176                      $10,149
4/30/2005                             $10,187                      $10,201
5/31/2005                             $10,212                      $10,237
6/30/2005                             $10,226                      $10,256
7/31/2005                             $10,205                      $10,240
8/31/2005                             $10,256                      $10,296
9/30/2005                             $10,249                      $10,280
10/31/2005                            $10,243                      $10,286
11/30/2005                            $10,272                      $10,317
12/31/2005                            $10,301                      $10,355
1/31/2006                             $10,321                      $10,378
2/28/2006                             $10,342                      $10,394
3/31/2006                             $10,363                      $10,413
4/30/2006                             $10,382                      $10,449
5/31/2006                             $10,406                      $10,468
6/30/2006                             $10,418                      $10,490
7/31/2006                             $10,476                      $10,561
8/31/2006                             $10,524                      $10,627
9/30/2006                             $10,559                      $10,680
10/31/2006                            $10,599                      $10,723
11/30/2006                            $10,650                      $10,774
12/31/2006                            $10,687                      $10,788
1/31/2007                             $10,706                      $10,817
2/28/2007                             $10,748                      $10,890
3/31/2007                             $10,799                      $10,932
4/30/2007                             $10,842                      $10,969
5/31/2007                             $10,859                      $10,977
6/30/2007                             $10,888                      $11,027
7/31/2007                             $10,932                      $11,106
8/31/2007                             $10,973                      $11,200
9/30/2007                             $11,037                      $11,277
10/31/2007                            $11,082                      $11,320
11/30/2007                            $11,149                      $11,471
12/31/2007                            $11,166                      $11,504
1/31/2008                             $11,257                      $11,681
2/29/2008                             $11,295                      $11,780
3/31/2008                             $11,333                      $11,808
4/30/2008                             $11,331                      $11,741
5/31/2008                             $11,351                      $11,718
6/30/2008                             $11,385                      $11,749
7/31/2008                             $11,404                      $11,790
8/31/2008                             $11,433                      $11,833
9/30/2008                             $11,476                      $11,886
10/31/2008                            $11,486                      $11,964
11/30/2008                            $11,480                      $12,090
12/31/2008                            $11,533                      $12,190
1/31/2009                             $11,612                      $12,180
2/28/2009                             $11,667                      $12,174
3/31/2009                             $11,707                      $12,220
4/30/2009                             $11,746                      $12,234
5/31/2009                             $11,781                      $12,260
6/30/2009                             $11,833                      $12,255
7/31/2009                             $11,854                      $12,275
8/31/2009                             $11,864                      $12,314
9/30/2009                             $11,900                      $12,336
10/31/2009                            $11,909                      $12,359

Total Returns                           19.09%                       23.59%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                         10/31/09
------------------------------------------------------------------------
1-Year                                                            +2.69%
5-Year                                                            +3.35%
Since Inception (7/1/03)                                          +2.80%

                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

Advisor Class(7)                                                    10/31/09
--------------------------------------------------------------------------
1-Year                                                              +4.36%
5-Year                                                              +3.84%
10-Year                                                             +3.88%

ADVISOR CLASS (11/1/99-10/31/09)(7)

                        FRANKLIN ADJUSTABLE U.S. GOVERNMENT   BARCLAYS CAPITAL U.S. GOVERNMENT
                          SECURITIES FUND - ADVISOR CLASS              1-2 YEAR INDEX
                       -------------------------------------  --------------------------------
11/1/1999                            $10,000                              $10,000
11/30/1999                           $10,028                              $10,022
12/31/1999                           $10,051                              $10,038
1/31/2000                            $10,101                              $10,047
2/29/2000                            $10,132                              $10,112
3/31/2000                            $10,186                              $10,167
4/30/2000                            $10,232                              $10,198
5/31/2000                            $10,256                              $10,238
6/30/2000                            $10,325                              $10,336
7/31/2000                            $10,383                              $10,399
8/31/2000                            $10,431                              $10,471
9/30/2000                            $10,502                              $10,545
10/31/2000                           $10,544                              $10,598
11/30/2000                           $10,622                              $10,690
12/31/2000                           $10,724                              $10,807
1/31/2001                            $10,790                              $10,944
2/28/2001                            $10,856                              $11,009
3/31/2001                            $10,946                              $11,095
4/30/2001                            $10,990                              $11,135
5/31/2001                            $11,057                              $11,200
6/30/2001                            $11,125                              $11,238
7/31/2001                            $11,181                              $11,353
8/31/2001                            $11,202                              $11,417
9/30/2001                            $11,278                              $11,583
10/31/2001                           $11,388                              $11,686
11/30/2001                           $11,408                              $11,675
12/31/2001                           $11,415                              $11,697
1/31/2002                            $11,447                              $11,714
2/28/2002                            $11,466                              $11,763
3/31/2002                            $11,501                              $11,698
4/30/2002                            $11,584                              $11,822
5/31/2002                            $11,576                              $11,862
6/30/2002                            $11,629                              $11,958
7/31/2002                            $11,678                              $12,080
8/31/2002                            $11,662                              $12,112
9/30/2002                            $11,734                              $12,193
10/31/2002                           $11,781                              $12,224
11/30/2002                           $11,780                              $12,200
12/31/2002                           $11,805                              $12,297
1/31/2003                            $11,813                              $12,302
2/28/2003                            $11,848                              $12,345
3/31/2003                            $11,884                              $12,369
4/30/2003                            $11,905                              $12,390
5/31/2003                            $11,936                              $12,424
6/30/2003                            $11,931                              $12,447
7/31/2003                            $11,872                              $12,401
8/31/2003                            $11,863                              $12,412
9/30/2003                            $11,923                              $12,503
10/31/2003                           $11,899                              $12,468
11/30/2003                           $11,916                              $12,467
12/31/2003                           $11,950                              $12,529
1/31/2004                            $11,981                              $12,553
2/29/2004                            $12,012                              $12,604
3/31/2004                            $12,059                              $12,632
4/30/2004                            $12,010                              $12,544
5/31/2004                            $12,009                              $12,535
6/30/2004                            $12,015                              $12,532
7/31/2004                            $12,071                              $12,573
8/31/2004                            $12,100                              $12,647
9/30/2004                            $12,116                              $12,638
10/31/2004                           $12,130                              $12,672
11/30/2004                           $12,135                              $12,622
12/31/2004                           $12,164                              $12,645
1/31/2005                            $12,181                              $12,647
2/28/2005                            $12,226                              $12,630
3/31/2005                            $12,230                              $12,633
4/30/2005                            $12,261                              $12,697
5/31/2005                            $12,295                              $12,742
6/30/2005                            $12,316                              $12,765
7/31/2005                            $12,293                              $12,746
8/31/2005                            $12,359                              $12,816
9/30/2005                            $12,354                              $12,796
10/31/2005                           $12,351                              $12,802
11/30/2005                           $12,390                              $12,841
12/31/2005                           $12,415                              $12,888
1/31/2006                            $12,443                              $12,917
2/28/2006                            $12,486                              $12,937
3/31/2006                            $12,515                              $12,960
4/30/2006                            $12,528                              $13,005
5/31/2006                            $12,561                              $13,029
6/30/2006                            $12,593                              $13,056
7/31/2006                            $12,668                              $13,144
8/31/2006                            $12,730                              $13,227
9/30/2006                            $12,777                              $13,292
10/31/2006                           $12,814                              $13,347
11/30/2006                           $12,895                              $13,410
12/31/2006                           $12,930                              $13,427
1/31/2007                            $12,972                              $13,464
2/28/2007                            $13,027                              $13,555
3/31/2007                            $13,079                              $13,606
4/30/2007                            $13,149                              $13,653
5/31/2007                            $13,160                              $13,663
6/30/2007                            $13,214                              $13,725
7/31/2007                            $13,257                              $13,823
8/31/2007                            $13,312                              $13,941
9/30/2007                            $13,409                              $14,036
10/31/2007                           $13,453                              $14,090
11/30/2007                           $13,539                              $14,278
12/31/2007                           $13,580                              $14,319
1/31/2008                            $13,695                              $14,539
2/29/2008                            $13,746                              $14,662
3/31/2008                            $13,781                              $14,697
4/30/2008                            $13,798                              $14,613
5/31/2008                            $13,827                              $14,585
6/30/2008                            $13,877                              $14,623
7/31/2008                            $13,907                              $14,675
8/31/2008                            $13,965                              $14,728
9/30/2008                            $14,010                              $14,794
10/31/2008                           $14,029                              $14,891
11/30/2008                           $14,029                              $15,048
12/31/2008                           $14,103                              $15,172
1/31/2009                            $14,224                              $15,160
2/28/2009                            $14,281                              $15,153
3/31/2009                            $14,339                              $15,210
4/30/2009                            $14,394                              $15,227
5/31/2009                            $14,460                              $15,260
6/30/2009                            $14,532                              $15,253
7/31/2009                            $14,550                              $15,278
8/31/2009                            $14,570                              $15,327
9/30/2009                            $14,639                              $15,354
10/31/2009                           $14,637                              $15,382

Total Returns                          46.37%                               53.82%

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/09.

5. The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.07% and +4.11%.

8. Source: (C) 2009 Morningstar. The BC U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

12 | Annual Report

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09  PERIOD* 5/1/09-10/31/09
CLASS A
Actual                                            $ 1,000         $1,015.90            $4.37
Hypothetical (5% return before expenses)          $ 1,000         $1,020.87            $4.38
CLASS C
Actual                                            $ 1,000         $1,013.90            $6.40
Hypothetical (5% return before expenses)          $ 1,000         $1,018.85            $6.41
ADVISOR CLASS
Actual                                            $ 1,000         $1,017.20            $3.10
Hypothetical (5% return before expenses)          $ 1,000         $1,022.13            $3.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86%; C: 1.26%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

14 | Annual Report

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

PORTFOLIO BREAKDOWN
Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 10/31/09

                                  [PIE CHART]

Senior Floating Rate Interests                                   91.6%
Short-Term Investments & Other Net Assets                         8.4%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A delivered a cumulative total return of +18.32% for the 12 months under review. The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index (CS LLI), which had a +24.67% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 22.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS LLI is designed to mirror the investible universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 70.

                                                              Annual Report | 15

WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London Interbank Offered Rate.

SYNDICATED BANK LOAN MARKET OVERVIEW

During the 12-month reporting period, the Federal Reserve Board's low target interest rate and new programs to improve liquidity in the overall credit markets resulted in the three-month LIBOR rate declining 275 basis points (100 basis points equal one percentage point) from 3.03% to 0.28%.

Benefiting from strong demand, the bank loan market rebounded to levels not reached since prior to Lehman Brothers' bankruptcy. The strong demand was the result of increased liquidity within the financial system and the opening up of the capital markets, which allowed companies to refinance their bank debt through the high yield bond and equity markets. This access to the capital markets also permitted the return of mergers and acquisition financings as well as a few leveraged buyouts and dividend deals later in the period.

Issuers had many possible reasons to refinance their bank loans: 1) to deal with upcoming maturities, 2) to have more flexibility with regard to covenants or 3) to increase incremental liquidity on their balance sheets. Demand in the high yield bond market was particularly strong and led to significant high yield bond new issuance that replaced the senior bank debt of a number of issuers. In turn, these refinancings increased the cash balances of bank loan lenders and also created greater demand in the secondary market as there was little new issuance in the primary loan market during the period. Strong inflows into the high yield bond market also prompted a number of high yield accounts to increase their exposure to loans that offered attractive value relative to the bond market and added incremental demand in the secondary loan market.

Investor demand for higher risk credits was particularly strong during the second half of the period, and drove an extreme rally for lower rated and distressed credits. Investors were more confident taking on this incremental risk, as corporate defaults increased at a slower pace toward the end of the period and longer term valuations remained fairly attractive. As liquidity improved, this activity led to historically high returns for lower rated and distressed loans.

The overall strong demand for bank loans during the period drove secondary loan prices up from 71 cents on the dollar at the beginning of the period to approximately 90 cents on the dollar at the end of the period.(2) As a result, the average secondary spread to maturity tightened more than 324 basis points and at period-end was 521 basis points above LIBOR.

2. Source: Standard & Poor's. The S&P/Leveraged Commentary & Data (LCD) Flow Name Composite Index comprises the 15 most actively traded loan facilities, generally drawn from the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

16 | Annual Report

A number of issuers made amendment requests as they sought relief from covenants and entered into "amend and extend" transactions. "Amend and extend" transactions allowed issuers, prior to future comprehensive refinancings, to extend the maturity on a portion of their existing term loans in exchange for higher fees and spreads. During the period, these successful maturity extensions improved the risk/reward profile of extended term loans and benefited such credits' secondary loan prices.

For the 12-month reporting period, the loan default rate was 10.7% by principal amount and 8.2% by number of loans.(3) Despite an improvement in capital market conditions, the loan default rate continued to rise as a number of companies had overleveraged and unsustainable capital structures. The defaults occurred in various industries, with more prevalence in the automotive, chemicals, gaming and hotel, media, printing and publishing, and oil and gas industries. Although defaults continued to increase, the pace was slower as liquidity improved. These conditions allowed some companies to avoid defaulting through refinancing or extending some of their maturities.

INVESTMENT STRATEGY

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

MANAGER'S DISCUSSION

During the 12-month reporting period, the Fund's underperformance relative to the CS LLI was largely due to our focus on higher credit quality within the portfolio and our goal of avoiding defaults. Our conservative and selective investment process benefited the Fund's performance in prior periods such as calendar years 2007 and 2008, when the Fund sold a number of holdings early in the credit cycle before these companies defaulted and declined dramatically in price.

3. Source: S&P LCD.

                                                              Annual Report | 17

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/08-10/31/09

                                            DIVIDEND PER SHARE
                      --------------------------------------------------------------
MONTH                      CLASS A         CLASS B        CLASS C         ADVISOR
------------------------------------------------------------------------------------
November                3.5691 cents    3.1395 cents    3.3427 cents    3.7123 cents
December                3.8281 cents    3.3533 cents    3.5711 cents    3.9840 cents
January                 2.4515 cents    2.0089 cents    2.2187 cents    2.6037 cents
February                1.9104 cents    1.4803 cents    1.6837 cents    2.0583 cents
March                   2.4754 cents    1.9817 cents    2.2160 cents    2.6350 cents
April                   2.0603 cents    1.5986 cents    1.8023 cents    2.2193 cents
May                     2.2329 cents    1.7560 cents    1.9860 cents    2.3889 cents
June                    2.0212 cents    1.4836 cents    1.7393 cents    2.2027 cents
July                    2.0621 cents    1.5358 cents    1.7686 cents    2.2405 cents
August                  2.1126 cents    1.5636 cents    1.8136 cents    2.2963 cents
September               2.2917 cents    1.7570 cents    2.0078 cents    2.4719 cents
October                 2.3418 cents    1.8010 cents    2.0447 cents    2.5227 cents
------------------------------------------------------------------------------------
TOTAL                  29.3571 CENTS   23.4593 CENTS   26.1945 CENTS   31.3356 CENTS

* Assumes shares were purchased or held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

However, during the past 12 months, higher credit quality loans (BB rated and above) significantly underperformed lower rated credits (B and lower) and distressed credits, as higher risk loans rallied strongly. For the one-year period, BB-rated loans returned 21.1% compared with 26.7% for B-rated loans.(1) Investors assumed more risk as liquidity returned to the credit markets and economic conditions stabilized, which led to historically high returns for lower rated and distressed loans, particularly in the second half of the period. However, although the loan default rate in the overall market continued to rise and reached an all-time high during the period, the Fund's default rate remained significantly lower.

Although our overall investment strategy remained conservative during the period, the Fund sought to take advantage of a number of investment opportunities within the primary and secondary markets that had what we viewed as very attractive risk/reward profiles in the form of outsized coupons and/or yields and significant asset coverage.

A number of new issues were priced at a premium to existing loans in the secondary market and offered very favorable deal structures, in our view. In general, institutional new issuance seemed to have some preference toward

18 | Annual Report
companies in more stable industries. For example, the Fund participated in the financing for pharmaceutical company Warner Chilcott's acquisition of Proctor & Gamble's global branded drug unit. We invested in this loan due to the company's stronger and more diversified asset base following the merger and its attractive pricing.

Within the casinos and gaming sector, we increased our exposure to a loan to the Venetian Macau, a subsidiary of Las Vegas Sands. In contrast to the broader market, which did not, in our view, adequately differentiate the credit risk between these two related borrowers, we favored the loan to the Venetian Macau over Las Vegas Sands due to features such as lower total leverage and a better risk/reward profile. Our strategy paid off, as the price of the Venetian Macau loan appreciated significantly versus the gaming sector and the broader market during the period.

The Fund also benefited from its position in Conseco, a provider of supplemental health and life insurance and annuities. Conseco rebounded significantly from its poor March performance after lenders amended its loan agreement, a move that helped assuage investors' fears that the company's liquidity and debt covenant margins would cause a default under its previous loan agreement. The Fund took the opportunity to increase its position in the Conseco loan at lower prices, which subsequently rebounded and benefited Fund performance toward the end of the period.

A number of the Fund's significant investments in the secondary market during the period sought to take advantage of our assessment that refinancings and/or bank loan paydowns would be more prevalent during the period. We targeted term loans with short, upcoming maturities and issuers that were likely to access the high yield bond or public equity markets for additional capital to repay debt.

During the period, the Fund's performance was minimally impacted by its industry positioning relative to its benchmark. The Fund's performance was hurt by its overweighted position in the manufacturing sector and underweighted position in the wireless telecommunication services industry.(4) Some of the manufacturing companies we held were negatively impacted by a decline in demand for manufactured durable goods, despite their solid assets and strong product offerings. The Fund's underweighting in wireless telecommunication

4. The manufacturing sector comprises construction and farm machinery and heavy trucks, diversified support services, electrical components and equipment, electronic manufacturing services, industrial conglomerates, and industrial machinery in the SOI.

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund
10/31/09

COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
VML U.S. Finance LLC (Venetian Macau)                                       1.8%
   CASINOS & GAMING
RBS Global Inc. (Rexnord)                                                   1.6%
   INDUSTRIAL MACHINERY
Conseco Inc.                                                                1.6%
   LIFE & HEALTH INSURANCE
Intelsat Corp. (Panamsat)                                                   1.5%
   WIRELESS TELECOMMUNICATION SERVICES
HCA Inc.                                                                    1.4%
   HEALTH CARE FACILITIES
UPC Financing Partnership                                                   1.4%
   CABLE & SATELLITE
NRG Energy Inc.                                                             1.3%
   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Community Health Systems Inc.                                               1.3%
   HEALTH CARE FACILITIES
DaVita Inc.                                                                 1.2%
   HEALTH CARE SERVICES
Iasis Healthcare LLC                                                        1.2%
   HEALTH CARE FACILITIES

                                                              Annual Report | 19
services limited any benefits from January 2009's rally that was spurred by the merger of carriers Verizon and Alltel and by investor perception of the industry as fairly defensive in the economic downturn. In contrast, the Fund's performance did benefit from its underweighting in the utilities and energy sectors.(5) Many of the utilities sector issues were lower rated and single project deals.

Although positive technical conditions such as repayments and inflows that increased demand supported the loan market for most of the period, near period-end we observed some signs of activity in the new-issue market. In our analysis, the prospect of more new issuance, barring an unexpected surge in loan defaults, could produce a more balanced supply/demand situation with loan prices potentially remaining range bound in the short term.

Our long-term focus remains on minimizing defaults and concentrating on higher credit quality loans and companies we believe have adequate liquidity and appropriate balance sheets. However, as corporate earnings and the broader economy showed signs of stabilization, we shifted our positioning into industries that potentially can benefit more from an economic recovery. We also selectively added to a few stressed opportunities that our analysis showed can improve if the economy rebounds, and we intend to remain focused on their risk/reward profiles and longer term recovery values.

5. The utilities sector comprises independent power producers and energy traders in the SOI. The energy sector comprises oil and gas drilling in the SOI.

20 | Annual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

[PHOTO OF RICHARD S. HSU]

-s- Richard S. Hsu
Richard S. Hsu, CFA

[PHOTO OF MADELINE LAM]

-s- Madeline Lam
Madeline Lam

Portfolio Management Team
Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 21

Performance Summary as of 10/31/09

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAFRX)                            CHANGE  10/31/09  10/31/08
-----------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.07     $8.73     $7.66
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                         $0.293571

CLASS B (SYMBOL: FBFRX)                            CHANGE  10/31/09  10/31/08
-----------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.06     $8.72     $7.66
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                         $0.234593

CLASS C (SYMBOL: FCFRX)                            CHANGE  10/31/09  10/31/08
-----------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.06     $8.73     $7.67
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                         $0.261945

ADVISOR CLASS (SYMBOL: FDAAX)                      CHANGE  10/31/09  10/31/08
-----------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.07     $8.73     $7.66
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                         $0.313356

22 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                      1-YEAR        5-YEAR        INCEPTION (5/1/01)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +18.32%       +11.17%             +29.73%
Average Annual Total Return(2)                               +15.60%        +1.68%              +2.83%
Avg. Ann. Total Return (9/30/09)(3)                           +0.77%        +1.72%              +2.83%
    Distribution Rate(4)                         3.19%
    30-Day Standardized Yield(5)                 3.70%
    Total Annual Operating Expenses(6)           1.01%

CLASS B                                                      1-YEAR        5-YEAR        INCEPTION (5/1/01)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +17.31%        +7.16%             +22.56%
Average Annual Total Return(2)                               +13.31%        +1.06%              +2.42%
Avg. Ann. Total Return (9/30/09)(3)                           -1.66%        +1.10%              +2.41%
    Distribution Rate(4)                         2.51%
    30-Day Standardized Yield(5)                 3.03%
    Total Annual Operating Expenses(6)           1.75%

CLASS C                                                      1-YEAR        5-YEAR        INCEPTION (5/1/01)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +17.69%        +9.00%             +25.53%
Average Annual Total Return(2)                               +16.69%        +1.74%              +2.71%
Avg. Ann. Total Return (9/30/09)(3)                           +1.66%        +1.77%              +2.71%
    Distribution Rate(4)                         2.85%
    30-Day Standardized Yield(5)                 3.38%
    Total Annual Operating Expenses(6)           1.40%

ADVISOR CLASS                                                1-YEAR         5-YEAR       INCEPTION (5/1/01)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +18.74%       +12.69%             +32.65%
Average Annual Total Return(2)                               +18.74%        +2.42%              +3.38%
Avg. Ann. Total Return (9/30/09)(3)                           +3.43%        +2.43%              +3.38%
    Distribution Rate(4)                         3.51%
    30-Day Standardized Yield(5)                 4.02%
    Total Annual Operating Expenses(6)           0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                              Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                             10/31/09
------------------------------------------------------------------------------
1-Year                                                               +15.60%
5-Year                                                                +1.68%
Since Inception (5/1/01)                                              +2.83%

CLASS A (5/1/01-10/31/09)

                               FRANKLIN FLOATING RATE DAILY      CREDIT SUISSE LEVERAGED
                                   ACCESS FUND - CLASS A               LOAN INDEX
                               ----------------------------      -----------------------
5/1/2001                                  $ 9,775                        $10,000
5/31/2001                                 $ 9,896                        $10,120
6/30/2001                                 $ 9,951                        $10,132
7/31/2001                                 $10,022                        $10,158
8/31/2001                                 $10,072                        $10,239
9/30/2001                                 $10,025                        $10,043
10/31/2001                                $10,015                        $ 9,886
11/30/2001                                $10,107                        $10,042
12/31/2001                                $10,181                        $10,146
1/31/2002                                 $10,261                        $10,202
2/28/2002                                 $10,255                        $10,163
3/31/2002                                 $10,333                        $10,281
4/30/2002                                 $10,395                        $10,391
5/31/2002                                 $10,443                        $10,384
6/30/2002                                 $10,416                        $10,227
7/31/2002                                 $10,279                        $10,072
8/31/2002                                 $10,252                        $10,043
9/30/2002                                 $10,259                        $10,065
10/31/2002                                $10,202                        $ 9,930
11/30/2002                                $10,271                        $10,100
12/31/2002                                $10,382                        $10,259
1/31/2003                                 $10,440                        $10,398
2/28/2003                                 $10,485                        $10,452
3/31/2003                                 $10,533                        $10,486
4/30/2003                                 $10,612                        $10,634
5/31/2003                                 $10,692                        $10,777
6/30/2003                                 $10,783                        $10,929
7/31/2003                                 $10,830                        $11,003
8/31/2003                                 $10,868                        $11,027
9/30/2003                                 $10,922                        $11,138
10/31/2003                                $10,984                        $11,238
11/30/2003                                $11,023                        $11,319
12/31/2003                                $11,065                        $11,389
1/31/2004                                 $11,115                        $11,508
2/29/2004                                 $11,150                        $11,544
3/31/2004                                 $11,188                        $11,591
4/30/2004                                 $11,225                        $11,644
5/31/2004                                 $11,225                        $11,671
6/30/2004                                 $11,282                        $11,745
7/31/2004                                 $11,316                        $11,786
8/31/2004                                 $11,332                        $11,804
9/30/2004                                 $11,358                        $11,849
10/31/2004                                $11,408                        $11,908
11/30/2004                                $11,439                        $11,973
12/31/2004                                $11,472                        $12,028
1/31/2005                                 $11,508                        $12,090
2/28/2005                                 $11,565                        $12,160
3/31/2005                                 $11,603                        $12,222
4/30/2005                                 $11,606                        $12,232
5/31/2005                                 $11,614                        $12,243
6/30/2005                                 $11,678                        $12,325
7/31/2005                                 $11,743                        $12,421
8/31/2005                                 $11,792                        $12,507
9/30/2005                                 $11,838                        $12,566
10/31/2005                                $11,865                        $12,606
11/30/2005                                $11,903                        $12,648
12/31/2005                                $11,954                        $12,712
1/31/2006                                 $12,048                        $12,795
2/28/2006                                 $12,112                        $12,884
3/31/2006                                 $12,159                        $12,979
4/30/2006                                 $12,216                        $13,041
5/31/2006                                 $12,234                        $13,092
6/30/2006                                 $12,272                        $13,146
7/31/2006                                 $12,327                        $13,214
8/31/2006                                 $12,395                        $13,303
9/30/2006                                 $12,447                        $13,374
10/31/2006                                $12,529                        $13,466
11/30/2006                                $12,608                        $13,539
12/31/2006                                $12,673                        $13,644
1/31/2007                                 $12,761                        $13,759
2/28/2007                                 $12,849                        $13,860
3/31/2007                                 $12,902                        $13,927
4/30/2007                                 $12,971                        $14,004
5/31/2007                                 $13,054                        $14,092
6/30/2007                                 $13,068                        $14,136
7/31/2007                                 $12,803                        $13,666
8/31/2007                                 $12,732                        $13,701
9/30/2007                                 $12,929                        $13,919
10/31/2007                                $13,033                        $14,026
11/30/2007                                $12,910                        $13,859
12/31/2007                                $12,899                        $13,900
1/31/2008                                 $12,631                        $13,470
2/29/2008                                 $12,325                        $13,149
3/31/2008                                 $12,422                        $13,103
4/30/2008                                 $12,822                        $13,536
5/31/2008                                 $12,946                        $13,636
6/30/2008                                 $12,977                        $13,657
7/31/2008                                 $12,900                        $13,524
8/31/2008                                 $12,902                        $13,516
9/30/2008                                 $12,273                        $12,850
10/31/2008                                $10,719                        $11,175
11/30/2008                                $10,153                        $10,293
12/31/2008                                $ 9,954                        $ 9,904
1/31/2009                                 $10,625                        $10,476
2/28/2009                                 $10,709                        $10,512
3/31/2009                                 $10,687                        $10,613
4/30/2009                                 $11,259                        $11,464
5/31/2009                                 $11,563                        $12,117
6/30/2009                                 $11,936                        $12,587
7/31/2009                                 $12,296                        $13,109
8/31/2009                                 $12,456                        $13,402
9/30/2009                                 $12,648                        $13,842
10/31/2009                                $12,681                        $13,932

Total Returns                               26.81%                         39.32%



AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                             10/31/09
------------------------------------------------------------------------------
1-Year                                                               +13.31%
5-Year                                                                +1.06%
Since Inception (5/1/01)                                              +2.42%

CLASS B (5/1/01-10/31/09)


                       FRANKLIN FLOATING RATE DAILY  CREDIT SUISSE LEVERAGED
                           ACCESS FUND - CLASS B           LOAN INDEX
                       ----------------------------  -----------------------
5/1/2001                          $10,000                    $10,000
5/31/2001                         $10,118                    $10,120
6/30/2001                         $10,168                    $10,132
7/31/2001                         $10,243                    $10,158
8/31/2001                         $10,288                    $10,239
9/30/2001                         $10,234                    $10,043
10/31/2001                        $10,208                    $ 9,886
11/30/2001                        $10,307                    $10,042
12/31/2001                        $10,365                    $10,146
1/31/2002                         $10,452                    $10,202
2/28/2002                         $10,430                    $10,163
3/31/2002                         $10,508                    $10,281
4/30/2002                         $10,569                    $10,391
5/31/2002                         $10,604                    $10,384
6/30/2002                         $10,583                    $10,227
7/31/2002                         $10,438                    $10,072
8/31/2002                         $10,406                    $10,043
9/30/2002                         $10,397                    $10,065
10/31/2002                        $10,334                    $ 9,930
11/30/2002                        $10,409                    $10,100
12/31/2002                        $10,505                    $10,259
1/31/2003                         $10,558                    $10,398
2/28/2003                         $10,598                    $10,452
3/31/2003                         $10,650                    $10,486
4/30/2003                         $10,724                    $10,634
5/31/2003                         $10,788                    $10,777
6/30/2003                         $10,874                    $10,929
7/31/2003                         $10,925                    $11,003
8/31/2003                         $10,948                    $11,027
9/30/2003                         $10,995                    $11,138
10/31/2003                        $11,050                    $11,238
11/30/2003                        $11,085                    $11,319
12/31/2003                        $11,120                    $11,389
1/31/2004                         $11,174                    $11,508
2/29/2004                         $11,192                    $11,544
3/31/2004                         $11,223                    $11,591
4/30/2004                         $11,253                    $11,644
5/31/2004                         $11,259                    $11,671
6/30/2004                         $11,297                    $11,745
7/31/2004                         $11,325                    $11,786
8/31/2004                         $11,334                    $11,804
9/30/2004                         $11,353                    $11,849
10/31/2004                        $11,398                    $11,908
11/30/2004                        $11,421                    $11,973
12/31/2004                        $11,447                    $12,028
1/31/2005                         $11,476                    $12,090
2/28/2005                         $11,526                    $12,160
3/31/2005                         $11,558                    $12,222
4/30/2005                         $11,553                    $12,232
5/31/2005                         $11,554                    $12,243
6/30/2005                         $11,611                    $12,325
7/31/2005                         $11,669                    $12,421
8/31/2005                         $11,710                    $12,507
9/30/2005                         $11,749                    $12,566
10/31/2005                        $11,768                    $12,606
11/30/2005                        $11,798                    $12,648
12/31/2005                        $11,842                    $12,712
1/31/2006                         $11,928                    $12,795
2/28/2006                         $11,996                    $12,884
3/31/2006                         $12,024                    $12,979
4/30/2006                         $12,073                    $13,041
5/31/2006                         $12,083                    $13,092
6/30/2006                         $12,125                    $13,146
7/31/2006                         $12,171                    $13,214
8/31/2006                         $12,231                    $13,303
9/30/2006                         $12,275                    $13,374
10/31/2006                        $12,348                    $13,466
11/30/2006                        $12,407                    $13,539
12/31/2006                        $12,477                    $13,644
1/31/2007                         $12,555                    $13,759
2/28/2007                         $12,622                    $13,860
3/31/2007                         $12,666                    $13,927
4/30/2007                         $12,726                    $14,004
5/31/2007                         $12,799                    $14,092
6/30/2007                         $12,818                    $14,136
7/31/2007                         $12,538                    $13,666
8/31/2007                         $12,473                    $13,701
9/30/2007                         $12,659                    $13,919
10/31/2007                        $12,740                    $14,026
11/30/2007                        $12,625                    $13,859
12/31/2007                        $12,594                    $13,900
1/31/2008                         $12,337                    $13,470
2/29/2008                         $12,018                    $13,149
3/31/2008                         $12,105                    $13,103
4/30/2008                         $12,487                    $13,536
5/31/2008                         $12,602                    $13,636
6/30/2008                         $12,623                    $13,657
7/31/2008                         $12,540                    $13,524
8/31/2008                         $12,535                    $13,516
9/30/2008                         $11,915                    $12,850
10/31/2008                        $10,411                    $11,175
11/30/2008                        $ 9,842                    $10,293
12/31/2008                        $ 9,656                    $ 9,904
1/31/2009                         $10,287                    $10,476
2/28/2009                         $10,376                    $10,512
3/31/2009                         $10,348                    $10,613
4/30/2009                         $10,881                    $11,464
5/31/2009                         $11,175                    $12,117
6/30/2009                         $11,536                    $12,587
7/31/2009                         $11,884                    $13,109
8/31/2009                         $12,039                    $13,402
9/30/2009                         $12,224                    $13,842
10/31/2009                        $12,256                    $13,932

Total Returns                       22.56%                     39.32%

24 | Annual Report

CLASS C (5/1/01-10/31/09)

                            FRANKLIN FLOATING RATE DAILY       CREDIT SUISSE LEVERAGED
                                ACCESS FUND - CLASS C                 LOAN INDEX
                            ----------------------------       -----------------------
5/1/2001                               $10,000                         $10,000
5/31/2001                              $10,120                         $10,120
6/30/2001                              $10,173                         $10,132
7/31/2001                              $10,252                         $10,158
8/31/2001                              $10,299                         $10,239
9/30/2001                              $10,238                         $10,043
10/31/2001                             $10,225                          $9,886
11/30/2001                             $10,326                         $10,042
12/31/2001                             $10,388                         $10,146
1/31/2002                              $10,476                         $10,202
2/28/2002                              $10,456                         $10,163
3/31/2002                              $10,545                         $10,281
4/30/2002                              $10,605                         $10,391
5/31/2002                              $10,641                         $10,384
6/30/2002                              $10,610                         $10,227
7/31/2002                              $10,468                         $10,072
8/31/2002                              $10,449                         $10,043
9/30/2002                              $10,443                         $10,065
10/31/2002                             $10,385                          $9,930
11/30/2002                             $10,452                         $10,100
12/31/2002                             $10,564                         $10,259
1/31/2003                              $10,621                         $10,398
2/28/2003                              $10,664                         $10,452
3/31/2003                              $10,709                         $10,486
4/30/2003                              $10,781                         $10,634
5/31/2003                              $10,858                         $10,777
6/30/2003                              $10,947                         $10,929
7/31/2003                              $10,991                         $11,003
8/31/2003                              $11,027                         $11,027
9/30/2003                              $11,077                         $11,138
10/31/2003                             $11,135                         $11,238
11/30/2003                             $11,171                         $11,319
12/31/2003                             $11,209                         $11,389
1/31/2004                              $11,255                         $11,508
2/29/2004                              $11,287                         $11,544
3/31/2004                              $11,321                         $11,591
4/30/2004                              $11,355                         $11,644
5/31/2004                              $11,352                         $11,671
6/30/2004                              $11,405                         $11,745
7/31/2004                              $11,436                         $11,786
8/31/2004                              $11,447                         $11,804
9/30/2004                              $11,470                         $11,849
10/31/2004                             $11,517                         $11,908
11/30/2004                             $11,544                         $11,973
12/31/2004                             $11,574                         $12,028
1/31/2005                              $11,607                         $12,090
2/28/2005                              $11,660                         $12,160
3/31/2005                              $11,694                         $12,222
4/30/2005                              $11,693                         $12,232
5/31/2005                              $11,697                         $12,243
6/30/2005                              $11,758                         $12,325
7/31/2005                              $11,820                         $12,421
8/31/2005                              $11,865                         $12,507
9/30/2005                              $11,908                         $12,566
10/31/2005                             $11,931                         $12,606
11/30/2005                             $11,965                         $12,648
12/31/2005                             $12,013                         $12,712
1/31/2006                              $12,104                         $12,795
2/28/2006                              $12,177                         $12,884
3/31/2006                              $12,208                         $12,979
4/30/2006                              $12,261                         $13,041
5/31/2006                              $12,275                         $13,092
6/30/2006                              $12,322                         $13,146
7/31/2006                              $12,372                         $13,214
8/31/2006                              $12,436                         $13,303
9/30/2006                              $12,484                         $13,374
10/31/2006                             $12,562                         $13,466
11/30/2006                             $12,625                         $13,539
12/31/2006                             $12,698                         $13,644
1/31/2007                              $12,782                         $13,759
2/28/2007                              $12,853                         $13,860
3/31/2007                              $12,902                         $13,927
4/30/2007                              $12,967                         $14,004
5/31/2007                              $13,045                         $14,092
6/30/2007                              $13,068                         $14,136
7/31/2007                              $12,786                         $13,666
8/31/2007                              $12,724                         $13,701
9/30/2007                              $12,916                         $13,919
10/31/2007                             $13,002                         $14,026
11/30/2007                             $12,889                         $13,859
12/31/2007                             $12,860                         $13,900
1/31/2008                              $12,602                         $13,470
2/29/2008                              $12,279                         $13,149
3/31/2008                              $12,372                         $13,103
4/30/2008                              $12,766                         $13,536
5/31/2008                              $12,887                         $13,636
6/30/2008                              $12,913                         $13,657
7/31/2008                              $12,832                         $13,524
8/31/2008                              $12,831                         $13,516
9/30/2008                              $12,201                         $12,850
10/31/2008                             $10,666                         $11,175
11/30/2008                             $10,087                         $10,293
12/31/2008                             $ 9,886                          $9,904
1/31/2009                              $10,549                         $10,476
2/28/2009                              $10,643                         $10,512
3/31/2009                              $10,603                         $10,613
4/30/2009                              $11,167                         $11,464
5/31/2009                              $11,465                         $12,117
6/30/2009                              $11,831                         $12,587
7/31/2009                              $12,184                         $13,109
8/31/2009                              $12,338                         $13,402
9/30/2009                              $12,525                         $13,842
10/31/2009                             $12,553                         $13,932

Total Returns                            25.53%                          39.32%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                      10/31/09
------------------------------------------------------------------------
1-Year                                                       +16.69%
5-Year                                                        +1.74%
Since Inception (5/1/01)                                      +2.71%

ADVISOR CLASS (5/1/01-10/31/09)


                            FRANKLIN FLOATING RATE DAILY       CREDIT SUISSE LEVERAGED
                            ACCESS FUND - ADVISOR CLASS              LOAN INDEX
                            ----------------------------       -----------------------
5/1/2001                               $10,000                         $10,000
5/31/2001                              $10,126                         $10,120
6/30/2001                              $10,184                         $10,132
7/31/2001                              $10,269                         $10,158
8/31/2001                              $10,322                         $10,239
9/30/2001                              $10,276                         $10,043
10/31/2001                             $10,258                          $9,886
11/30/2001                             $10,365                         $10,042
12/31/2001                             $10,432                         $10,146
1/31/2002                              $10,526                         $10,202
2/28/2002                              $10,511                         $10,163
3/31/2002                              $10,604                         $10,281
4/30/2002                              $10,670                         $10,391
5/31/2002                              $10,711                         $10,384
6/30/2002                              $10,695                         $10,227
7/31/2002                              $10,557                         $10,072
8/31/2002                              $10,532                         $10,043
9/30/2002                              $10,530                         $10,065
10/31/2002                             $10,485                          $9,930
11/30/2002                             $10,557                         $10,100
12/31/2002                             $10,663                         $10,259
1/31/2003                              $10,736                         $10,398
2/28/2003                              $10,773                         $10,452
3/31/2003                              $10,836                         $10,486
4/30/2003                              $10,919                         $10,634
5/31/2003                              $10,993                         $10,777
6/30/2003                              $11,100                         $10,929
7/31/2003                              $11,150                         $11,003
8/31/2003                              $11,193                         $11,027
9/30/2003                              $11,250                         $11,138
10/31/2003                             $11,316                         $11,238
11/30/2003                             $11,348                         $11,319
12/31/2003                             $11,405                         $11,389
1/31/2004                              $11,459                         $11,508
2/29/2004                              $11,498                         $11,544
3/31/2004                              $11,528                         $11,591
4/30/2004                              $11,569                         $11,644
5/31/2004                              $11,582                         $11,671
6/30/2004                              $11,643                         $11,745
7/31/2004                              $11,681                         $11,786
8/31/2004                              $11,688                         $11,804
9/30/2004                              $11,729                         $11,849
10/31/2004                             $11,772                         $11,908
11/30/2004                             $11,818                         $11,973
12/31/2004                             $11,854                         $12,028
1/31/2005                              $11,895                         $12,090
2/28/2005                              $11,955                         $12,160
3/31/2005                              $11,997                         $12,222
4/30/2005                              $12,002                         $12,232
5/31/2005                              $12,002                         $12,243
6/30/2005                              $12,071                         $12,325
7/31/2005                              $12,152                         $12,421
8/31/2005                              $12,206                         $12,507
9/30/2005                              $12,244                         $12,566
10/31/2005                             $12,286                         $12,606
11/30/2005                             $12,327                         $12,648
12/31/2005                             $12,383                         $12,712
1/31/2006                              $12,483                         $12,795
2/28/2006                              $12,552                         $12,884
3/31/2006                              $12,604                         $12,979
4/30/2006                              $12,665                         $13,041
5/31/2006                              $12,687                         $13,092
6/30/2006                              $12,729                         $13,146
7/31/2006                              $12,801                         $13,214
8/31/2006                              $12,861                         $13,303
9/30/2006                              $12,917                         $13,374
10/31/2006                             $13,018                         $13,466
11/30/2006                             $13,077                         $13,539
12/31/2006                             $13,161                         $13,644
1/31/2007                              $13,255                         $13,759
2/28/2007                              $13,349                         $13,860
3/31/2007                              $13,393                         $13,927
4/30/2007                              $13,468                         $14,004
5/31/2007                              $13,570                         $14,092
6/30/2007                              $13,587                         $14,136
7/31/2007                              $13,302                         $13,666
8/31/2007                              $13,231                         $13,701
9/30/2007                              $13,438                         $13,919
10/31/2007                             $13,549                         $14,026
11/30/2007                             $13,425                         $13,859
12/31/2007                             $13,416                         $13,900
1/31/2008                              $13,140                         $13,470
2/29/2008                              $12,824                         $13,149
3/31/2008                              $12,927                         $13,103
4/30/2008                              $13,346                         $13,536
5/31/2008                              $13,465                         $13,636
6/30/2008                              $13,514                         $13,657
7/31/2008                              $13,436                         $13,524
8/31/2008                              $13,427                         $13,516
9/30/2008                              $12,789                         $12,850
10/31/2008                             $11,172                         $11,175
11/30/2008                             $10,570                         $10,293
12/31/2008                             $10,379                          $9,904
1/31/2009                              $11,081                         $10,476
2/28/2009                              $11,185                         $10,512
3/31/2009                              $11,165                         $10,613
4/30/2009                              $11,749                         $11,464
5/31/2009                              $12,083                         $12,117
6/30/2009                              $12,476                         $12,587
7/31/2009                              $12,840                         $13,109
8/31/2009                              $13,025                         $13,402
9/30/2009                              $13,228                         $13,842
10/31/2009                             $13,265                         $13,932

Total Returns                          32.65%                            39.32%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                                10/31/09
-----------------------------------------------------
1-Year                                       +18.74%
5-Year                                        +2.42%
Since Inception (5/1/01)                      +3.38%

                                                              Annual Report | 25

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CERTIFICATES OF DEPOSIT (CDS). THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER YIELDING, LOWER RATED, FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE INTEREST EARNED ON FLOATING-RATE LOANS VARIES WITH CHANGES IN PREVAILING INTEREST RATES. THEREFORE, WHILE FLOATING-RATE LOANS OFFER HIGHER INTEREST INCOME WHEN INTEREST RATES RISE, THEY WILL ALSO GENERATE LESS INCOME WHEN INTEREST RATES DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/09.

5. The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: (C) 2009 Morningstar. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market.

26 | Annual Report

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING ACCOUNT      ENDING ACCOUNT           EXPENSES PAID DURING
                                               VALUE 5/1/09         VALUE 10/31/09          PERIOD* 5/1/09-10/31/09
                                             -----------------------------------------------------------------------
CLASS A
Actual                                        $     1,000           $       1,126.40          $               5.04
Hypothetical (5% return before expenses)      $     1,000           $       1,020.47          $               4.79
CLASS B
Actual                                        $     1,000           $       1,122.40          $               9.04
Hypothetical (5% return before expenses)      $     1,000           $       1,016.69          $               8.59
CLASS C
Actual                                        $     1,000           $       1,124.20          $               7.17
Hypothetical (5% return before expenses)      $     1,000           $       1,018.45          $               6.82
ADVISOR CLASS
Actual                                        $     1,000           $       1,129.10          $               3.70
Hypothetical (5% return before expenses)      $     1,000           $       1,021.73          $               3.52

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.94%; B: 1.69%; C: 1.34%; and Advisor:
     0.69%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

28 | Annual Report

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Low Duration Total Return Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +10.55% cumulative total return for the 12 months under review. The Fund outperformed the +6.31% total return of its new benchmark, the Barclays Capital (BC) U.S. Government/Credit Index: 1-3 Year Component.(1)The Fund outperformed its previous benchmark, the BC U.S. Aggregate Index: 1-3 Year Component, which had a +7.29% total return for the same period.(2)We replaced the BC U.S. Aggregate
Index: 1-3 Year Component with the BC U.S. Government/Credit Index: 1-3 Year Component as the Fund's benchmark because we believe the new index better reflects the Fund's portfolio composition. You can find more of the Fund's performance data in the Performance Summary beginning on page 33.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and nonnative currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2. Source: (C) 2009 Morningstar. The BC U.S. Aggregate Index: 1-3 Year Component is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year up to, but not including, three years to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively.

     THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 83.

                                                              Annual Report | 29

Portfolio Breakdown

Franklin Low Duration Total Return Fund
Based on Total Investments as of 10/31/09

Corporate Bonds...........................................     32.9%
U.S. Government & Agency Securities.......................     27.4%
Mortgage-Backed Securities................................     13.8%
Foreign Government & Agency Securities....................      9.2%
Asset-Backed & Commercial Mortgage-Backed Securities......      5.2%
Senior Floating Rate Interests............................      2.8%
Convertible Bonds.........................................      0.1%
Preferred Stocks..........................................      0.0%*
Short-Term Investments....................................      8.6%

*    Rounds to less than 0.1% of total investments.

DIVIDEND DISTRIBUTIONS*

Franklin Low Duration Total Return Fund
11/1/08-10/31/09

                                                    DIVIDEND PER SHARE
                                       ------------------------------------------------
MONTH                                     CLASS A                         ADVISOR CLASS
---------------------------------------------------------------------------------------
November                               2.3718 cents                       2.5440 cents
December**                            13.4085 cents                      13.6092 cents
January                                2.0572 cents                       2.2251 cents
February                               1.8657 cents                       2.0281 cents
March                                  2.1210 cents                       2.3343 cents
April                                  1.6395 cents                       1.7806 cents
May                                    2.2528 cents                       2.4549 cents
June                                   2.4008 cents                       2.5822 cents
July                                   2.9376 cents                       3.1386 cents
August                                 1.8486 cents                       2.0381 cents
September                              2.7490 cents                       2.9623 cents
October                                2.5312 cents                       2.7491 cents
---------------------------------------------------------------------------------------
TOTAL                                 38.1837 CENTS                      40.4465 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 10.74 cent per share distribution to meet excise tax requirements.

opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration.

MANAGER'S DISCUSSION

Although economic activity contracted during the first half of the reporting period, the 12 months under review ended with a more constructive and optimistic tone. During the second half of the period, the economy gradually improved and financial systems stabilized. Also, U.S. gross domestic product moved back into positive territory, indicating the recession had ended. While a number of risks remained that raised concerns about continued growth momentum, economic and financial stability helped build a foundation for improved growth over the medium and longer terms.

30 | Annual Report

During the reporting period, we remained committed to our investment strategy as we searched for new investments. We emphasized shorter-term and adjustable-rate securities as we sought to maintain a lower duration than longer-term, fixed-rate securities generally provide. The Fund's performance greatly benefited from sector allocation. Our outperformance versus the benchmark was largely the result of exposure to high yield bonds and bank loans, commercial mortgage-backed securities, asset-backed securities, agency debentures and non-U.S. bonds and currencies. Each of these asset classes significantly outperformed U.S. Treasuries.

The Fund increased its allocation to a number of fixed income sectors, such as U.S. Treasury securities, investment grade corporate bonds, high yield bonds and bank loans, as well as non-U.S. bonds and currencies. We continued to invest in higher quality commercial mortgage-backed and certain asset-backed sectors. We decreased the Fund's exposure to agency mortgages, which delivered strong performance and became more fairly valued in our view. Within the securitized sectors, we emphasized higher quality securities that were senior in the capital structure and benefited from strong levels of credit protection. Based on our assessment that valuations remained attractive on a longer-term basis and that an improved financing landscape would reduce estimated default rates, we continued to invest cash inflows in corporate credit positions that were below investment grade. Our research indicated that many of the best opportunities in global bond markets were outside of the U.S., and accordingly, we added diversified positions in international bonds and currencies.

                                                              Annual Report | 31

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OF ROGER A. BAYSTON]

-s- Roger A. Bayston
Roger A. Bayston, CFA

[PHOTO OF KENT BURNS]

-s- Kent Burns
Kent Burns, CFA

[PHOTO OF  CHRISTOPHER J. MOLUMPHY]

-s- Christopher J. Molumphy
Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

32 | Annual Report

Performance Summary as of 10/31/09

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLDAX)                                    CHANGE         10/31/09       10/31/08
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     +$  0.61     $      10.19      $      9.58
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                          $   0.381837

ADVISOR CLASS (SYMBOL: N/A)                                 CHANGE        10/31/09        10/31/08
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$   0.61   $      10.20       $     9.59
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                          $   0.404465

                                                              Annual Report | 33

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                           1-YEAR         3-YEAR            INCEPTION (11/17/04)
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                       +10.55%         +17.10%                  +22.73%
Average Annual Total Return(3)                                    +8.07%          +4.59%                   +3.74%
Average Annual Total Return (9/30/09)(4)                          +6.61%          +4.70%                   +3.74%
    Distribution Rate(5)                             2.92%
    30-Day Standardized Yield(6)                     1.95%
    Total Annual Operating Expenses(7)
       Without Waiver                                1.55%
       With Waiver                                   0.94%

ADVISOR CLASS(8)                                                  1-YEAR         3-YEAR            INCEPTION (11/17/04)
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                       +10.80%         +17.59%                  +23.24%
Average Annual Total Return(3)                                   +10.80%          +5.55%                   +4.31%
Average Annual Total Return (9/30/09)(4)                          +9.39%          +5.59%                   +4.29%
    Distribution Rate(5)                             3.23%
    30-Day Standardized Yield(6)                     2.24%
    Total Annual Operating Expenses(7)
       Without Waiver                                1.30%
       With Waiver                                   0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.65% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.

34 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/17/04-10/31/09)


                      FRANKLIN LOW         BARCLAYS CAPITAL
                     DURATION TOTAL        GOVERNMENT/CREDIT     BARCLAYS CAPITAL U.S.
                  RETURN FUND - CLASS A     1-3 YEAR INDEX      AGGREGATE 1-3 YEAR INDEX
                  ---------------------    -----------------    -------------------------
11/17/2004               $ 9,775                $10,000                $10,000
11/30/2004               $ 9,763                $ 9,979                $ 9,981
12/31/2004               $ 9,776                $10,003                $10,006
1/31/2005                $ 9,781                $10,001                $10,005
2/28/2005                $ 9,775                $ 9,983                $ 9,988
3/31/2005                $ 9,753                $ 9,975                $ 9,979
4/30/2005                $ 9,799                $10,033                $10,038
5/31/2005                $ 9,826                $10,076                $10,081
6/30/2005                $ 9,844                $10,099                $10,104
7/31/2005                $ 9,821                $10,072                $10,078
8/31/2005                $ 9,882                $10,137                $10,143
9/30/2005                $ 9,861                $10,112                $10,119
10/31/2005               $ 9,851                $10,108                $10,115
11/30/2005               $ 9,869                $10,141                $10,148
12/31/2005               $ 9,898                $10,181                $10,188
1/31/2006                $ 9,939                $10,200                $10,208
2/28/2006                $ 9,947                $10,212                $10,221
3/31/2006                $ 9,958                $10,225                $10,233
4/30/2006                $ 9,996                $10,259                $10,268
5/31/2006                $10,006                $10,273                $10,282
6/30/2006                $10,004                $10,293                $10,302
7/31/2006                $10,076                $10,373                $10,382
8/31/2006                $10,141                $10,450                $10,459
9/30/2006                $10,185                $10,506                $10,515
10/31/2006               $10,244                $10,551                $10,560
11/30/2006               $10,309                $10,608                $10,622
12/31/2006               $10,319                $10,613                $10,629
1/31/2007                $10,335                $10,638                $10,654
2/28/2007                $10,387                $10,724                $10,741
3/31/2007                $10,454                $10,766                $10,784
4/30/2007                $10,525                $10,806                $10,825
5/31/2007                $10,523                $10,797                $10,817
6/30/2007                $10,528                $10,843                $10,862
7/31/2007                $10,546                $10,927                $10,946
8/31/2007                $10,595                $11,016                $11,027
9/30/2007                $10,749                $11,098                $11,109
10/31/2007               $10,790                $11,148                $11,163
11/30/2007               $10,894                $11,306                $11,303
12/31/2007               $10,924                $11,339                $11,344
1/31/2008                $11,052                $11,536                $11,531
2/29/2008                $11,130                $11,639                $11,609
3/31/2008                $11,154                $11,648                $11,618
4/30/2008                $11,120                $11,581                $11,587
5/31/2008                $11,098                $11,552                $11,580
6/30/2008                $11,088                $11,573                $11,596
7/31/2008                $11,097                $11,607                $11,626
8/31/2008                $11,091                $11,661                $11,676
9/30/2008                $10,964                $11,591                $11,602
10/31/2008               $10,850                $11,616                $11,607
11/30/2008               $10,945                $11,755                $11,710
12/31/2008               $11,177                $11,902                $11,869
1/31/2009                $11,247                $11,935                $11,907
2/28/2009                $11,257                $11,914                $11,942
3/31/2009                $11,339                $11,970                $12,015
4/30/2009                $11,462                $12,038                $12,080
5/31/2009                $11,558                $12,120                $12,170
6/30/2009                $11,621                $12,141                $12,207
7/31/2009                $11,795                $12,199                $12,283
8/31/2009                $11,852                $12,263                $12,351
9/30/2009                $11,954                $12,310                $12,404
10/31/2009               $11,997                $12,350                $12,453

Total Returns              19.97%                   23.50%               24.53%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                        10/31/09
---------------------------------------------------------------------------------------
1-Year                                                                          +8.07%
3-Year                                                                          +4.59%
Since Inception (11/17/04)                                                      +3.74%

ADVISOR CLASS (11/17/04-10/31/09)(8)

                      FRANKLIN LOW
                     DURATION TOTAL        BARCLAYS CAPITAL
                     RETURN FUND -      GOVERNMENT/CREDIT 1-3    BARCLAYS CAPITAL U.S.
                     ADVISOR CLASS           YEAR INDEX         AGGREGATE 1-3 YEAR INDEX
                   ----------------     ---------------------   ------------------------
11/17/2004              $10,000                 $10,000                $10,000
11/30/2004              $ 9,988                 $ 9,979                $ 9,981
12/31/2004              $10,001                 $10,003                $10,006
1/31/2005               $10,006                 $10,001                $10,005
2/28/2005               $10,000                 $ 9,983                $ 9,988
3/31/2005               $ 9,977                 $ 9,975                $ 9,979
4/30/2005               $10,024                 $10,033                $10,038
5/31/2005               $10,053                 $10,076                $10,081
6/30/2005               $10,071                 $10,099                $10,104
7/31/2005               $10,047                 $10,072                $10,078
8/31/2005               $10,110                 $10,137                $10,143
9/30/2005               $10,088                 $10,112                $10,119
10/31/2005              $10,077                 $10,108                $10,115
11/30/2005              $10,096                 $10,141                $10,148
12/31/2005              $10,126                 $10,181                $10,188
1/31/2006               $10,168                 $10,200                $10,208
2/28/2006               $10,176                 $10,212                $10,221
3/31/2006               $10,187                 $10,225                $10,233
4/30/2006               $10,226                 $10,259                $10,268
5/31/2006               $10,237                 $10,273                $10,282
6/30/2006               $10,234                 $10,293                $10,302
7/31/2006               $10,308                 $10,373                $10,382
8/31/2006               $10,374                 $10,450                $10,459
9/30/2006               $10,419                 $10,506                $10,515
10/31/2006              $10,480                 $10,551                $10,560
11/30/2006              $10,546                 $10,608                $10,622
12/31/2006              $10,557                 $10,613                $10,629
1/31/2007               $10,572                 $10,638                $10,654
2/28/2007               $10,626                 $10,724                $10,741
3/31/2007               $10,695                 $10,766                $10,784
4/30/2007               $10,767                 $10,806                $10,825
5/31/2007               $10,765                 $10,797                $10,817
6/30/2007               $10,770                 $10,843                $10,862
7/31/2007               $10,788                 $10,927                $10,946
8/31/2007               $10,838                 $11,016                $11,027
9/30/2007               $10,996                 $11,098                $11,109
10/31/2007              $11,038                 $11,148                $11,163
11/30/2007              $11,145                 $11,306                $11,303
12/31/2007              $11,175                 $11,339                $11,344
1/31/2008               $11,306                 $11,536                $11,531
2/29/2008               $11,386                 $11,639                $11,609
3/31/2008               $11,410                 $11,648                $11,618
4/30/2008               $11,375                 $11,581                $11,587
5/31/2008               $11,365                 $11,552                $11,580
6/30/2008               $11,346                 $11,573                $11,596
7/31/2008               $11,355                 $11,607                $11,626
8/31/2008               $11,352                 $11,661                $11,676
9/30/2008               $11,212                 $11,591                $11,602
10/31/2008              $11,121                 $11,616                $11,607
11/30/2008              $11,209                 $11,755                $11,710
12/31/2008              $11,448                 $11,902                $11,869
1/31/2009               $11,534                 $11,935                $11,907
2/28/2009               $11,534                 $11,914                $11,942
3/31/2009               $11,633                 $11,970                $12,015
4/30/2009               $11,749                 $12,038                $12,080
5/31/2009               $11,861                 $12,120                $12,170
6/30/2009               $11,916                 $12,141                $12,207
7/31/2009               $12,097                 $12,199                $12,283
8/31/2009               $12,169                 $12,263                $12,351
9/30/2009               $12,265                 $12,310                $12,404
10/31/2009              $12,324                 $12,350                $12,453

Total Returns             23.24%                  23.50%                 24.53%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)                                               10/31/09
-----------------------------------------------------------------------
1-Year                                                         +10.80%
3-Year                                                          +5.55%
Since Inception (11/17/04)                                      +4.31%

                                                              Annual Report | 35

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENT IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 1.79% and 2.08% for Class A and Advisor Class.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/09.

6. The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

7. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.28% and +5.58%.

9. Source: (C) 2009 Morningstar. The BC U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment-grade corporate debt and nonnative currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The BC U.S. Aggregate Index: 1-3 Year Component is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year up to, but not including, three years to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively.

36 | Annual Report

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                    BEGINNING ACCOUNT          ENDING ACCOUNT            EXPENSES PAID DURING
                                                      VALUE 5/1/09            VALUE 10/31/09           PERIOD* 5/1/09-10/31/09
                                                   -------------------       -----------------        -------------------------
CLASS A
Actual                                                    $1,000                  $1,046.50                      $4.64
Hypothetical (5% return before expenses)                  $1,000                  $1,020.67                      $4.58
ADVISOR CLASS
Actual                                                    $1,000                  $1,048.80                      $3.36
Hypothetical (5% return before expenses)                  $1,000                  $1,021.93                      $3.31

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor:
      0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

38 | Annual Report

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Total Return Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Franklin Total Return Fund -- Class A posted a +20.25% cumulative total return for the 12 months under review. The Fund -- Class A outperformed its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which returned +13.79%.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 43.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities.

MANAGER'S DISCUSSION

Although economic activity contracted during the first half of the reporting period, the 12 months under review ended with a more constructive and optimistic tone. During the second half of the period, the economy gradually improved and financial systems stabilized. Also, U.S. gross domestic product

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 103.

                                                              Annual Report | 39

PORTFOLIO BREAKDOWN

Franklin Total Return Fund
Based on Total Investments

SECTOR                                                          10/31/09         10/31/08
-----------------------------------------------------------------------------------------
Corporate Bonds                                                   31.5%            26.1%
Mortgage-Backed Securities                                        29.1%            45.4%
Foreign Government & Agency Securities                            11.5%             3.7%
Asset-Backed & Commercial Mortgage-Backed Securities              11.1%            19.6%
U.S. Government & Agency Securities                                8.2%             1.0%
Senior Floating Rate Interests                                     3.8%             2.7%
Municipal Bonds                                                    2.0%              --
Convertible Bonds                                                  0.3%             0.4%
Preferred Stocks                                                   0.0%*             --
Convertible Preferred Stocks                                       0.0%*            0.0%*
Short-Term Investments                                             2.5%             1.1%

*     Rounds to less than 0.1% of total investments.

moved back into positive territory, indicating the recession had ended. While a number of risks remained that raised concerns about continued growth momentum, economic and financial stability helped build a foundation for improved growth over the medium and longer terms.

As measured by BC indexes, fixed income sectors made significant gains during the year under review. The Emerging Markets (U.S. Dollar) Index posted the best absolute 12-month performance (+48.41%), and other fixed income sectors posted positive returns as well, including the U.S. Corporate High Yield Index (+48.10%), the U.S. Corporate Investment Grade Index (+31.07%), the Asset-Backed Securities Index (+23.29%), the Commercial Mortgage-Backed Securities (CMBS) ERISA-Eligible Index (+21.99%), the U.S. Mortgage-Backed Securities (MBS) Index (+12.05%) and the U.S. Agency Index (+9.00%).(2)

We continued to apply our disciplined process to choose what were, in our view, attractive investment opportunities across debt-related sectors. During

2. Source: (C) 2009 Morningstar. The BC Emerging Market (U.S. Dollar) Index includes dollar-denominated debt of emerging markets in the following regions: Americas, Europe, Middle East, Africa and Asia. The BC U.S. Corporate High Yield Index covers the universe of U.S. dollar-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and Standard & Poor's is Ba1/BB+/BB+, respectively, or below. The BC U.S. Corporate Investment Grade Index is the U.S. Corporate component of the BC U.S. Credit Index and covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial institution issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The BC Asset-Backed Securities Index is the ABS component of the BC U.S. Aggregate Index and includes credit and charge, auto, home equity, utility, and manufactured housing loans. The BC CMBS ERISA-Eligible Index is the CMBS component of the BC U.S. Aggregate Index and includes the investment grade securities that are ERISA-eligible under the underwriter's exemption. The BC U.S. MBS Index is the MBS component of the BC U.S. Aggregate Index and covers agency mortgage-backed pass-through securities (both fixed rate and hybrid ARM) issued by Ginnie Mae, Fannie Mae and Freddie Mac. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government.

40 | Annual Report

Dividend Distributions*
Franklin Total Return Fund
11/1/08-10/31/09

                                                                 DIVIDEND PER SHARE (CENTS)
                                 ------------------------------------------------------------------------------------------------
MONTH                            CLASS A             CLASS B              CLASS C              CLASS R             ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
November                          3.5772              3.3316              3.3303                3.4241                3.7352
December**                       24.7974             24.4859             24.4844               24.5999               24.9991
January                           3.5108              3.2221              3.2206                3.3309                3.6967
February                          3.5602              3.2918              3.2905                3.3928                3.7328
March                             3.7712              3.4761              3.4740                3.5867                3.9581
April                             3.2701              3.0164              3.0071                3.1097                3.4383
May                               3.3677              3.0783              3.0802                3.1897                3.5520
June                              3.6935              3.3783              3.3698                3.4973                3.8978
July                              3.3901              3.0977              3.0956                3.2075                3.5775
August                            2.7337              2.4675              2.4639                2.5712                2.9094
September                         3.2457              2.9450              2.9382                3.0589                3.4414
October                           3.1223              2.8165              2.8134                2.9320                3.3182
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                            62.0399             58.6072             58.5680               59.9007               64.2565

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 20.70 cent per share distribution to meet excise tax requirements.

the period, the Fund's performance benefited from sector allocation. The Fund's outperformance versus the benchmark was largely the result of exposure to high yield bonds and bank loans, investment grade corporate credit, CMBS and other securitized products as well as non-U.S. dollar bonds and currencies. Each of these asset classes significantly outperformed U.S. Treasuries. The Fund increased its allocation to a number of fixed income sectors, such as U.S. Treasury securities, high yield bonds and bank loans, as well as non-U.S. dollar bonds and currencies. We continued to favor higher quality CMBS and certain ABS sectors. We decreased the Fund's exposure to agency mortgage securities, which delivered strong performance and became more fairly valued in our view.

Within the securitized sectors, we emphasized higher quality securities that were senior in the capital structure and benefited from strong levels of credit protection. Based on our assessment that valuations remained attractive on a longer term basis and that an improved financing landscape would reduce estimated default rates, we continued to invest cash inflows in corporate credit positions that were below investment grade. Our research indicated that many of the best opportunities in global bond markets were outside of the U.S., and accordingly, we added diversified positions in international bonds and currencies.

                                                              Annual Report | 41

The Fund's underweighted allocation to U.S. government securities, relative to the benchmark, detracted from performance.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OF ROGER A. BAYSTON]

-s- Roger A. Bayston
Roger A. Bayston, CFA

[PHOTO OF KENT BURNS]

-s- Kent Burns
Kent Burns, CFA

[PHOTO OF CHRISTOPHER J. MOLUMPHY]

-s- Christopher J. Molumphy
Christopher J. Molumphy, CFA

[PHOTO OF DAVID YUEN]

-s- David Yuen
David Yuen, CFA, FRM

Portfolio Management Team
Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

42 | Annual Report

Performance Summary as of 10/31/09

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKBAX)                                                        CHANGE         10/31/09         10/31/08
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$     1.05     $       9.65      $      8.60
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                                     $       0.620399

CLASS B (SYMBOL: FBTLX)                                                        CHANGE          10/31/09         10/31/08
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$     1.05     $       9.65      $      8.60
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                                     $       0.586072

CLASS C (SYMBOL: FCTLX)                                                        CHANGE          10/31/09         10/31/08
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$     1.05     $       9.65      $      8.60
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                                     $       0.585680

CLASS R (SYMBOL: FTRRX)                                                        CHANGE          10/31/09         10/31/08
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$     1.05     $       9.65      $      8.60
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                                     $       0.599007

ADVISOR CLASS (SYMBOL: FBDAX)                                                  CHANGE           10/31/09         10/31/08
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                       +$     1.06     $       9.67      $      8.61
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                                      $      0.642565

                                                              Annual Report | 43

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                             1-YEAR          5-YEAR              10-YEAR
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +20.25%         +22.68%              +77.36%
Average Annual Total Return(3)                                     +15.16%          +3.28%               +5.43%
Avg. Ann. Total Return (9/30/09)(4)                                 +8.20%          +3.29%               +5.37%
    Distribution Rate(5)                              3.72%
    30-Day Standardized Yield(6)                      3.94%
    Total Annual Operating Expenses(7)
       Without Waiver                                 1.07%
       With Waiver                                    0.88%

CLASS B                                                             1-YEAR          5-YEAR        INCEPTION (3/1/02)
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +19.67%         +20.17%              +43.96%
Average Annual Total Return(3)                                     +15.67%          +3.42%               +4.87%
Avg. Ann. Total Return (9/30/09)(4)                                 +8.53%          +3.45%               +4.81%
    Distribution Rate(5)                              3.51%
    30-Day Standardized Yield(6)                      3.72%
    Total Annual Operating Expenses(7)
       Without Waiver                                 1.47%
       With Waiver                                    1.28%

CLASS C                                                             1-YEAR          5-YEAR        INCEPTION (3/1/02)
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +19.67%         +20.13%              +44.05%
Average Annual Total Return(3)                                     +18.67%          +3.74%               +4.88%
Avg. Ann. Total Return (9/30/09)(4)                                +11.41%          +3.75%               +4.80%
    Distribution Rate(5)                              3.50%
    30-Day Standardized Yield(6)                      3.72%
    Total Annual Operating Expenses(7)
       Without Waiver                                 1.47%
       With Waiver                                    1.28%

CLASS R                                                             1-YEAR          5-YEAR        INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +19.97%         +21.17%              +47.21%
Average Annual Total Return(3)                                     +19.97%          +3.92%               +5.06%
Avg. Ann. Total Return (9/30/09)(4)                                +12.69%          +3.93%               +5.00%
    Distribution Rate(5)                              3.65%
    30-Day Standardized Yield(6)                      3.87%
    Total Annual Operating Expenses(7)
       Without Waiver                                 1.32%
       With Waiver                                    1.13%

44 | Annual Report

ADVISOR CLASS                                                       1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +20.52%           +24.08%           +81.78%
Average Annual Total Return(3)                                     +20.52%            +4.41%            +6.16%
Avg. Ann. Total Return (9/30/09)(4)                                +13.09%            +4.43%            +6.09%
    Distribution Rate(5)                              4.12%
    30-Day Standardized Yield(6)                      4.37%
    Total Annual Operating Expenses(7)
       Without Waiver                                 0.82%
       With Waiver                                    0.63%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.60% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.

                                                              Annual Report | 45

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                     10/31/09
--------------------------------------------------------------------
1-Year                                                      +15.16%
5-Year                                                       +3.28%
10-Year                                                      +5.43%

CLASS A (11/1/99-10/31/09)

                     FRANKLIN TOTAL RETURN    BARCLAYS CAPITAL U.S.
                         FUND - CLASS A          AGGREGATE INDEX          CPI
                     ---------------------    ---------------------     -------
11/1/1999                   $ 9,572                  $10,000            $10,000
11/30/1999                  $ 9,633                  $ 9,999            $10,006
12/31/1999                  $ 9,616                  $ 9,951            $10,006
1/31/2000                   $ 9,530                  $ 9,918            $10,036
2/29/2000                   $ 9,641                  $10,038            $10,095
3/31/2000                   $ 9,722                  $10,171            $10,178
4/30/2000                   $ 9,680                  $10,142            $10,184
5/31/2000                   $ 9,660                  $10,137            $10,196
6/30/2000                   $ 9,913                  $10,348            $10,250
7/31/2000                   $10,009                  $10,442            $10,273
8/31/2000                   $10,159                  $10,593            $10,273
9/30/2000                   $10,245                  $10,660            $10,327
10/31/2000                  $10,300                  $10,730            $10,345
11/30/2000                  $10,421                  $10,906            $10,351
12/31/2000                  $10,640                  $11,108            $10,345
1/31/2001                   $10,845                  $11,290            $10,410
2/28/2001                   $10,907                  $11,388            $10,452
3/31/2001                   $10,947                  $11,445            $10,476
4/30/2001                   $10,844                  $11,398            $10,517
5/31/2001                   $10,893                  $11,466            $10,565
6/30/2001                   $10,939                  $11,510            $10,583
7/31/2001                   $11,184                  $11,767            $10,553
8/31/2001                   $11,290                  $11,902            $10,553
9/30/2001                   $11,334                  $12,041            $10,600
10/31/2001                  $11,523                  $12,293            $10,565
11/30/2001                  $11,406                  $12,123            $10,547
12/31/2001                  $11,357                  $12,046            $10,505
1/31/2002                   $11,436                  $12,144            $10,529
2/28/2002                   $11,523                  $12,261            $10,571
3/31/2002                   $11,347                  $12,057            $10,630
4/30/2002                   $11,555                  $12,291            $10,690
5/31/2002                   $11,658                  $12,396            $10,690
6/30/2002                   $11,648                  $12,503            $10,696
7/31/2002                   $11,644                  $12,654            $10,707
8/31/2002                   $11,857                  $12,868            $10,743
9/30/2002                   $11,999                  $13,076            $10,761
10/31/2002                  $11,919                  $13,016            $10,779
11/30/2002                  $12,033                  $13,013            $10,779
12/31/2002                  $12,288                  $13,282            $10,755
1/31/2003                   $12,355                  $13,293            $10,803
2/28/2003                   $12,517                  $13,477            $10,886
3/31/2003                   $12,518                  $13,467            $10,951
4/30/2003                   $12,709                  $13,578            $10,927
5/31/2003                   $12,935                  $13,831            $10,910
6/30/2003                   $12,977                  $13,803            $10,922
7/31/2003                   $12,589                  $13,339            $10,933
8/31/2003                   $12,692                  $13,428            $10,975
9/30/2003                   $13,037                  $13,783            $11,011
10/31/2003                  $12,978                  $13,655            $10,999
11/30/2003                  $13,069                  $13,688            $10,969
12/31/2003                  $13,258                  $13,827            $10,957
1/31/2004                   $13,389                  $13,938            $11,011
2/29/2004                   $13,506                  $14,089            $11,070
3/31/2004                   $13,589                  $14,195            $11,141
4/30/2004                   $13,259                  $13,825            $11,177
5/31/2004                   $13,173                  $13,770            $11,243
6/30/2004                   $13,255                  $13,848            $11,278
7/31/2004                   $13,377                  $13,985            $11,260
8/31/2004                   $13,632                  $14,252            $11,266
9/30/2004                   $13,696                  $14,290            $11,290
10/31/2004                  $13,838                  $14,410            $11,350
11/30/2004                  $13,824                  $14,295            $11,356
12/31/2004                  $13,956                  $14,427            $11,314
1/31/2005                   $14,020                  $14,517            $11,338
2/28/2005                   $13,999                  $14,432            $11,403
3/31/2005                   $13,871                  $14,358            $11,492
4/30/2005                   $14,003                  $14,552            $11,570
5/31/2005                   $14,140                  $14,709            $11,558
6/30/2005                   $14,217                  $14,790            $11,564
7/31/2005                   $14,111                  $14,655            $11,617
8/31/2005                   $14,276                  $14,843            $11,677
9/30/2005                   $14,129                  $14,690            $11,819
10/31/2005                  $14,013                  $14,574            $11,843
11/30/2005                  $14,079                  $14,638            $11,748
12/31/2005                  $14,207                  $14,777            $11,700
1/31/2006                   $14,264                  $14,778            $11,790
2/28/2006                   $14,316                  $14,827            $11,813
3/31/2006                   $14,156                  $14,682            $11,879
4/30/2006                   $14,166                  $14,655            $11,980
5/31/2006                   $14,138                  $14,639            $12,039
6/30/2006                   $14,135                  $14,671            $12,063
7/31/2006                   $14,354                  $14,869            $12,099
8/31/2006                   $14,545                  $15,096            $12,122
9/30/2006                   $14,674                  $15,229            $12,063
10/31/2006                  $14,793                  $15,330            $11,998
11/30/2006                  $14,981                  $15,508            $11,980
12/31/2006                  $14,898                  $15,418            $11,998
1/31/2007                   $14,897                  $15,411            $12,034
2/28/2007                   $15,084                  $15,649            $12,099
3/31/2007                   $15,113                  $15,649            $12,209
4/30/2007                   $15,251                  $15,734            $12,288
5/31/2007                   $15,176                  $15,615            $12,363
6/30/2007                   $15,068                  $15,568            $12,387
7/31/2007                   $15,071                  $15,698            $12,384
8/31/2007                   $15,164                  $15,891            $12,361
9/30/2007                   $15,408                  $16,011            $12,395
10/31/2007                  $15,477                  $16,155            $12,422
11/30/2007                  $15,591                  $16,446            $12,496
12/31/2007                  $15,622                  $16,492            $12,487
1/31/2008                   $15,748                  $16,769            $12,549
2/29/2008                   $15,679                  $16,792            $12,586
3/31/2008                   $15,666                  $16,849            $12,695
4/30/2008                   $15,803                  $16,814            $12,772
5/31/2008                   $15,716                  $16,691            $12,879
6/30/2008                   $15,515                  $16,677            $13,009
7/31/2008                   $15,407                  $16,664            $13,078
8/31/2008                   $15,423                  $16,822            $13,025
9/30/2008                   $14,888                  $16,596            $13,007
10/31/2008                  $14,117                  $16,205            $12,876
11/30/2008                  $14,160                  $16,732            $12,629
12/31/2008                  $14,766                  $17,356            $12,499
1/31/2009                   $14,894                  $17,203            $12,553
2/28/2009                   $14,699                  $17,138            $12,616
3/31/2009                   $14,968                  $17,376            $12,646
4/30/2009                   $15,402                  $17,459            $12,678
5/31/2009                   $15,702                  $17,586            $12,714
6/30/2009                   $15,834                  $17,686            $12,824
7/31/2009                   $16,293                  $17,971            $12,803
8/31/2009                   $16,462                  $18,157            $12,832
9/30/2009                   $16,816                  $18,348            $12,840
10/31/2009                  $16,976                  $18,439            $12,852

Total Returns                 69.76%                   84.39%             28.52%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                        10/31/09
-------------------------------------------------------
1-Year                                         +15.67%
5-Year                                          +3.42%
Since Inception (3/1/02)                        +4.87%

CLASS B (3/1/02-10/31/09)


                     FRANKLIN TOTAL RETURN      BARCLAYS CAPITAL
                        FUND - CLASS B        U.S. AGGREGATE INDEX        CPI
                     ---------------------    --------------------      -------
3/1/2002                    $10,000                  $10,000            $10,000
3/31/2002                   $ 9,916                  $ 9,834            $10,056
4/30/2002                   $10,102                  $10,024            $10,112
5/31/2002                   $10,189                  $10,110            $10,112
6/30/2002                   $10,177                  $10,197            $10,118
7/31/2002                   $10,171                  $10,320            $10,129
8/31/2002                   $10,353                  $10,494            $10,163
9/30/2002                   $10,474                  $10,664            $10,180
10/31/2002                  $10,401                  $10,616            $10,197
11/30/2002                  $10,497                  $10,613            $10,197
12/31/2002                  $10,715                  $10,832            $10,174
1/31/2003                   $10,770                  $10,841            $10,219
2/28/2003                   $10,908                  $10,991            $10,298
3/31/2003                   $10,905                  $10,983            $10,360
4/30/2003                   $11,068                  $11,074            $10,337
5/31/2003                   $11,261                  $11,280            $10,321
6/30/2003                   $11,294                  $11,258            $10,332
7/31/2003                   $10,952                  $10,879            $10,343
8/31/2003                   $11,039                  $10,951            $10,382
9/30/2003                   $11,335                  $11,241            $10,416
10/31/2003                  $11,279                  $11,136            $10,405
11/30/2003                  $11,355                  $11,163            $10,377
12/31/2003                  $11,515                  $11,277            $10,366
1/31/2004                   $11,614                  $11,368            $10,416
2/29/2004                   $11,723                  $11,491            $10,472
3/31/2004                   $11,791                  $11,577            $10,540
4/30/2004                   $11,501                  $11,275            $10,574
5/31/2004                   $11,423                  $11,230            $10,636
6/30/2004                   $11,490                  $11,294            $10,669
7/31/2004                   $11,592                  $11,406            $10,652
8/31/2004                   $11,809                  $11,623            $10,658
9/30/2004                   $11,861                  $11,655            $10,681
10/31/2004                  $11,980                  $11,753            $10,737
11/30/2004                  $11,964                  $11,659            $10,742
12/31/2004                  $12,062                  $11,766            $10,703
1/31/2005                   $12,126                  $11,840            $10,726
2/28/2005                   $12,104                  $11,770            $10,787
3/31/2005                   $11,989                  $11,710            $10,872
4/30/2005                   $12,100                  $11,868            $10,945
5/31/2005                   $12,213                  $11,997            $10,934
6/30/2005                   $12,276                  $12,062            $10,939
7/31/2005                   $12,181                  $11,952            $10,990
8/31/2005                   $12,319                  $12,105            $11,046
9/30/2005                   $12,188                  $11,981            $11,181
10/31/2005                  $12,084                  $11,886            $11,204
11/30/2005                  $12,137                  $11,938            $11,114
12/31/2005                  $12,243                  $12,052            $11,069
1/31/2006                   $12,287                  $12,053            $11,153
2/28/2006                   $12,329                  $12,093            $11,175
3/31/2006                   $12,187                  $11,974            $11,237
4/30/2006                   $12,191                  $11,952            $11,333
5/31/2006                   $12,163                  $11,939            $11,389
6/30/2006                   $12,157                  $11,965            $11,412
7/31/2006                   $12,328                  $12,127            $11,445
8/31/2006                   $12,501                  $12,312            $11,468
9/30/2006                   $12,595                  $12,420            $11,412
10/31/2006                  $12,693                  $12,502            $11,350
11/30/2006                  $12,863                  $12,647            $11,333
12/31/2006                  $12,788                  $12,574            $11,350
1/31/2007                   $12,783                  $12,569            $11,384
2/28/2007                   $12,939                  $12,763            $11,445
3/31/2007                   $12,960                  $12,763            $11,550
4/30/2007                   $13,060                  $12,832            $11,625
5/31/2007                   $13,005                  $12,735            $11,696
6/30/2007                   $12,908                  $12,697            $11,718
7/31/2007                   $12,906                  $12,803            $11,715
8/31/2007                   $12,968                  $12,960            $11,694
9/30/2007                   $13,186                  $13,058            $11,726
10/31/2007                  $13,241                  $13,176            $11,751
11/30/2007                  $13,333                  $13,413            $11,821
12/31/2007                  $13,356                  $13,450            $11,813
1/31/2008                   $13,459                  $13,676            $11,872
2/29/2008                   $13,396                  $13,695            $11,906
3/31/2008                   $13,380                  $13,742            $12,009
4/30/2008                   $13,493                  $13,713            $12,082
5/31/2008                   $13,401                  $13,612            $12,184
6/30/2008                   $13,239                  $13,602            $12,307
7/31/2008                   $13,142                  $13,590            $12,371
8/31/2008                   $13,151                  $13,720            $12,322
9/30/2008                   $12,690                  $13,535            $12,305
10/31/2008                  $12,030                  $13,216            $12,181
11/30/2008                  $12,062                  $13,646            $11,947
12/31/2008                  $12,575                  $14,155            $11,824
1/31/2009                   $12,679                  $14,030            $11,875
2/28/2009                   $12,509                  $13,977            $11,934
3/31/2009                   $12,734                  $14,172            $11,963
4/30/2009                   $13,085                  $14,239            $11,993
5/31/2009                   $13,350                  $14,343            $12,028
6/30/2009                   $13,459                  $14,424            $12,131
7/31/2009                   $13,844                  $14,657            $12,112
8/31/2009                   $13,969                  $14,809            $12,139
9/30/2009                   $14,280                  $14,964            $12,147
10/31/2009                  $14,396                  $15,038            $12,158

Total Returns                43.96%                    50.38%             21.58%

46 | Annual Report

CLASS C (3/1/02-10/31/09)


                     FRANKLIN TOTAL RETURN    BARCLAYS CAPITAL U.S.
                        FUND - CLASS C          AGGREGATE INDEX          CPI
                     ---------------------    ---------------------     -------
3/1/2002                    $10,000                  $10,000            $10,000
3/31/2002                   $ 9,928                  $ 9,834            $10,056
4/30/2002                   $10,110                  $10,024            $10,112
5/31/2002                   $10,187                  $10,110            $10,112
6/30/2002                   $10,185                  $10,197            $10,118
7/31/2002                   $10,168                  $10,320            $10,129
8/31/2002                   $10,361                  $10,494            $10,163
9/30/2002                   $10,472                  $10,664            $10,180
10/31/2002                  $10,398                  $10,616            $10,197
11/30/2002                  $10,505                  $10,613            $10,197
12/31/2002                  $10,715                  $10,832            $10,174
1/31/2003                   $10,783                  $10,841            $10,219
2/28/2003                   $10,911                  $10,991            $10,298
3/31/2003                   $10,907                  $10,983            $10,360
4/30/2003                   $11,069                  $11,074            $10,337
5/31/2003                   $11,262                  $11,280            $10,321
6/30/2003                   $11,294                  $11,258            $10,332
7/31/2003                   $10,952                  $10,879            $10,343
8/31/2003                   $11,050                  $10,951            $10,382
9/30/2003                   $11,346                  $11,241            $10,416
10/31/2003                  $11,279                  $11,136            $10,405
11/30/2003                  $11,355                  $11,163            $10,377
12/31/2003                  $11,515                  $11,277            $10,366
1/31/2004                   $11,625                  $11,368            $10,416
2/29/2004                   $11,735                  $11,491            $10,472
3/31/2004                   $11,802                  $11,577            $10,540
4/30/2004                   $11,501                  $11,275            $10,574
5/31/2004                   $11,434                  $11,230            $10,636
6/30/2004                   $11,490                  $11,294            $10,669
7/31/2004                   $11,592                  $11,406            $10,652
8/31/2004                   $11,809                  $11,623            $10,658
9/30/2004                   $11,872                  $11,655            $10,681
10/31/2004                  $11,991                  $11,753            $10,737
11/30/2004                  $11,963                  $11,659            $10,742
12/31/2004                  $12,073                  $11,766            $10,703
1/31/2005                   $12,136                  $11,840            $10,726
2/28/2005                   $12,114                  $11,770            $10,787
3/31/2005                   $11,988                  $11,710            $10,872
4/30/2005                   $12,110                  $11,868            $10,945
5/31/2005                   $12,224                  $11,997            $10,934
6/30/2005                   $12,274                  $12,062            $10,939
7/31/2005                   $12,191                  $11,952            $10,990
8/31/2005                   $12,329                  $12,105            $11,046
9/30/2005                   $12,186                  $11,981            $11,181
10/31/2005                  $12,094                  $11,886            $11,204
11/30/2005                  $12,134                  $11,938            $11,114
12/31/2005                  $12,241                  $12,052            $11,069
1/31/2006                   $12,285                  $12,053            $11,153
2/28/2006                   $12,326                  $12,093            $11,175
3/31/2006                   $12,197                  $11,974            $11,237
4/30/2006                   $12,201                  $11,952            $11,333
5/31/2006                   $12,172                  $11,939            $11,389
6/30/2006                   $12,166                  $11,965            $11,412
7/31/2006                   $12,337                  $12,127            $11,445
8/31/2006                   $12,510                  $12,312            $11,468
9/30/2006                   $12,604                  $12,420            $11,412
10/31/2006                  $12,702                  $12,502            $11,350
11/30/2006                  $12,872                  $12,647            $11,333
12/31/2006                  $12,797                  $12,574            $11,350
1/31/2007                   $12,779                  $12,569            $11,384
2/28/2007                   $12,948                  $12,763            $11,445
3/31/2007                   $12,956                  $12,763            $11,550
4/30/2007                   $13,069                  $12,832            $11,625
5/31/2007                   $13,001                  $12,735            $11,696
6/30/2007                   $12,917                  $12,697            $11,718
7/31/2007                   $12,902                  $12,803            $11,715
8/31/2007                   $12,977                  $12,960            $11,694
9/30/2007                   $13,195                  $13,058            $11,726
10/31/2007                  $13,250                  $13,176            $11,751
11/30/2007                  $13,343                  $13,413            $11,821
12/31/2007                  $13,365                  $13,450            $11,813
1/31/2008                   $13,468                  $13,676            $11,872
2/29/2008                   $13,405                  $13,695            $11,906
3/31/2008                   $13,375                  $13,742            $12,009
4/30/2008                   $13,502                  $13,713            $12,082
5/31/2008                   $13,410                  $13,612            $12,184
6/30/2008                   $13,248                  $13,602            $12,307
7/31/2008                   $13,151                  $13,590            $12,371
8/31/2008                   $13,160                  $13,720            $12,322
9/30/2008                   $12,699                  $13,535            $12,305
10/31/2008                  $12,038                  $13,216            $12,181
11/30/2008                  $12,056                  $13,646            $11,947
12/31/2008                  $12,583                  $14,155            $11,824
1/31/2009                   $12,687                  $14,030            $11,875
2/28/2009                   $12,503                  $13,977            $11,934
3/31/2009                   $12,743                  $14,172            $11,963
4/30/2009                   $13,094                  $14,239            $11,993
5/31/2009                   $13,359                  $14,343            $12,028
6/30/2009                   $13,467                  $14,424            $12,131
7/31/2009                   $13,853                  $14,657            $12,112
8/31/2009                   $13,978                  $14,809            $12,139
9/30/2009                   $14,274                  $14,964            $12,147
10/31/2009                  $14,405                  $15,038            $12,158

Total Returns                 44.05%                   50.38%             21.58%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                           10/31/09
--------------------------------------------------------------------------
1-Year                                                            +18.67%
5-Year                                                             +3.74%
Since Inception (3/1/02)                                           +4.88%

CLASS R (1/1/02-10/31/09)

                                       BARCLAYS CAPITAL
                FRANKLIN TOTAL RETURN   U.S. AGGREGATE
                  FUND - CLASS R            INDEX           CPI
                ---------------------  ----------------    -------
1/2/2002               $10,000              $10,000        $10,000
1/31/2002              $10,116              $10,081        $10,023
2/28/2002              $10,181              $10,179        $10,062
3/31/2002              $10,024              $10,009        $10,119
4/30/2002              $10,206              $10,204        $10,175
5/31/2002              $10,296              $10,290        $10,175
6/30/2002              $10,285              $10,379        $10,181
7/31/2002              $10,280              $10,505        $10,192
8/31/2002              $10,465              $10,682        $10,226
9/30/2002              $10,589              $10,855        $10,243
10/31/2002             $10,517              $10,806        $10,260
11/30/2002             $10,614              $10,803        $10,260
12/31/2002             $10,824              $11,026        $10,238
1/31/2003              $10,892              $11,035        $10,283
2/28/2003              $11,033              $11,188        $10,362
3/31/2003              $11,032              $11,179        $10,424
4/30/2003              $11,197              $11,272        $10,402
5/31/2003              $11,394              $11,482        $10,385
6/30/2003              $11,429              $11,459        $10,396
7/31/2003              $11,084              $11,074        $10,407
8/31/2003              $11,173              $11,147        $10,447
9/30/2003              $11,475              $11,442        $10,481
10/31/2003             $11,420              $11,336        $10,470
11/30/2003             $11,498              $11,363        $10,441
12/31/2003             $11,661              $11,478        $10,430
1/31/2004              $11,763              $11,571        $10,481
2/29/2004              $11,875              $11,696        $10,538
3/31/2004              $11,946              $11,784        $10,606
4/30/2004              $11,641              $11,477        $10,640
5/31/2004              $11,575              $11,431        $10,702
6/30/2004              $11,645              $11,496        $10,736
7/31/2004              $11,750              $11,610        $10,719
8/31/2004              $11,971              $11,831        $10,724
9/30/2004              $12,025              $11,863        $10,747
10/31/2004             $12,147              $11,963        $10,804
11/30/2004             $12,120              $11,867        $10,809
12/31/2004             $12,234              $11,976        $10,770
1/31/2005              $12,299              $12,052        $10,792
2/28/2005              $12,279              $11,981        $10,855
3/31/2005              $12,164              $11,919        $10,939
4/30/2005              $12,277              $12,080        $11,013
5/31/2005              $12,393              $12,211        $11,002
6/30/2005              $12,459              $12,278        $11,007
7/31/2005              $12,363              $12,166        $11,058
8/31/2005              $12,506              $12,322        $11,115
9/30/2005              $12,373              $12,195        $11,251
10/31/2005             $12,270              $12,098        $11,273
11/30/2005             $12,325              $12,152        $11,183
12/31/2005             $12,435              $12,267        $11,138
1/31/2006              $12,482              $12,268        $11,222
2/28/2006              $12,525              $12,309        $11,245
3/31/2006              $12,382              $12,188        $11,307
4/30/2006              $12,388              $12,166        $11,404
5/31/2006              $12,361              $12,153        $11,460
6/30/2006              $12,356              $12,179        $11,483
7/31/2006              $12,532              $12,343        $11,517
8/31/2006              $12,709              $12,532        $11,539
9/30/2006              $12,819              $12,642        $11,483
10/31/2006             $12,908              $12,726        $11,420
11/30/2006             $13,082              $12,874        $11,404
12/31/2006             $13,007              $12,799        $11,420
1/31/2007              $13,004              $12,794        $11,455
2/28/2007              $13,164              $12,991        $11,517
3/31/2007              $13,187              $12,991        $11,622
4/30/2007              $13,304              $13,061        $11,697
5/31/2007              $13,236              $12,962        $11,768
6/30/2007              $13,140              $12,924        $11,791
7/31/2007              $13,139              $13,032        $11,788
8/31/2007              $13,217              $13,192        $11,767
9/30/2007              $13,427              $13,292        $11,799
10/31/2007             $13,485              $13,411        $11,824
11/30/2007             $13,580              $13,652        $11,895
12/31/2007             $13,604              $13,691        $11,887
1/31/2008              $13,712              $13,921        $11,946
2/29/2008              $13,649              $13,940        $11,980
3/31/2008              $13,635              $13,987        $12,084
4/30/2008              $13,751              $13,958        $12,157
5/31/2008              $13,660              $13,856        $12,260
6/30/2008              $13,496              $13,845        $12,383
7/31/2008              $13,399              $13,833        $12,448
8/31/2008              $13,410              $13,965        $12,399
9/30/2008              $12,942              $13,777        $12,382
10/31/2008             $12,269              $13,452        $12,257
11/30/2008             $12,304              $13,890        $12,022
12/31/2008             $12,828              $14,408        $11,897
1/31/2009              $12,936              $14,281        $11,949
2/28/2009              $12,764              $14,227        $12,009
3/31/2009              $12,996              $14,425        $12,038
4/30/2009              $13,371              $14,494        $12,068
5/31/2009              $13,628              $14,599        $12,103
6/30/2009              $13,740              $14,682        $12,207
7/31/2009              $14,135              $14,919        $12,187
8/31/2009              $14,279              $15,073        $12,215
9/30/2009              $14,584              $15,232        $12,222
10/31/2009             $14,721              $15,307        $12,234

Total Returns          47.21%                 53.07%         22.34%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                                          10/31/09
---------------------------------------------------------
1-Year                                           +19.97%
5-Year                                            +3.92%
Since Inception (1/1/02)                          +5.06%

                                                              Annual Report | 47

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                                           10/31/09
----------------------------------------------------------------
1-Year                                                   +20.52%
5-Year                                                    +4.41%
10-Year                                                   +6.16%

ADVISOR CLASS (11/1/99-10/31/09)

                                                 BARCLAYS CAPITAL
                     FRANKLIN TOTAL RETURN        U.S. AGGREGATE
                     FUND - ADVISOR CLASS             INDEX               CPI
                     ---------------------       ----------------       -------
11/1/1999                   $10,000                  $10,000            $10,000
11/30/1999                  $10,067                  $ 9,999            $10,006
12/31/1999                  $10,051                  $ 9,951            $10,006
1/31/2000                   $ 9,962                  $ 9,918            $10,036
2/29/2000                   $10,081                  $10,038            $10,095
3/31/2000                   $10,168                  $10,171            $10,178
4/30/2000                   $10,126                  $10,142            $10,184
5/31/2000                   $10,107                  $10,137            $10,196
6/30/2000                   $10,373                  $10,348            $10,250
7/31/2000                   $10,476                  $10,442            $10,273
8/31/2000                   $10,635                  $10,593            $10,273
9/30/2000                   $10,727                  $10,660            $10,327
10/31/2000                  $10,787                  $10,730            $10,345
11/30/2000                  $10,904                  $10,906            $10,351
12/31/2000                  $11,136                  $11,108            $10,345
1/31/2001                   $11,364                  $11,290            $10,410
2/28/2001                   $11,431                  $11,388            $10,452
3/31/2001                   $11,462                  $11,445            $10,476
4/30/2001                   $11,368                  $11,398            $10,517
5/31/2001                   $11,422                  $11,466            $10,565
6/30/2001                   $11,485                  $11,510            $10,583
7/31/2001                   $11,732                  $11,767            $10,553
8/31/2001                   $11,845                  $11,902            $10,553
9/30/2001                   $11,906                  $12,041            $10,600
10/31/2001                  $12,107                  $12,293            $10,565
11/30/2001                  $11,974                  $12,123            $10,547
12/31/2001                  $11,926                  $12,046            $10,505
1/31/2002                   $12,023                  $12,144            $10,529
2/28/2002                   $12,104                  $12,261            $10,571
3/31/2002                   $11,922                  $12,057            $10,630
4/30/2002                   $12,145                  $12,291            $10,690
5/31/2002                   $12,256                  $12,396            $10,690
6/30/2002                   $12,260                  $12,503            $10,696
7/31/2002                   $12,247                  $12,654            $10,707
8/31/2002                   $12,485                  $12,868            $10,743
9/30/2002                   $12,625                  $13,076            $10,761
10/31/2002                  $12,544                  $13,016            $10,779
11/30/2002                  $12,679                  $13,013            $10,779
12/31/2002                  $12,936                  $13,282            $10,755
1/31/2003                   $13,023                  $13,293            $10,803
2/28/2003                   $13,183                  $13,477            $10,886
3/31/2003                   $13,187                  $13,467            $10,951
4/30/2003                   $13,390                  $13,578            $10,927
5/31/2003                   $13,631                  $13,831            $10,910
6/30/2003                   $13,679                  $13,803            $10,922
7/31/2003                   $13,273                  $13,339            $10,933
8/31/2003                   $13,385                  $13,428            $10,975
9/30/2003                   $13,751                  $13,783            $11,011
10/31/2003                  $13,692                  $13,655            $10,999
11/30/2003                  $13,790                  $13,688            $10,969
12/31/2003                  $13,992                  $13,827            $10,957
1/31/2004                   $14,134                  $13,938            $11,011
2/29/2004                   $14,274                  $14,089            $11,070
3/31/2004                   $14,365                  $14,195            $11,141
4/30/2004                   $14,006                  $13,825            $11,177
5/31/2004                   $13,932                  $13,770            $11,243
6/30/2004                   $14,008                  $13,848            $11,278
7/31/2004                   $14,139                  $13,985            $11,260
8/31/2004                   $14,412                  $14,252            $11,266
9/30/2004                   $14,497                  $14,290            $11,290
10/31/2004                  $14,649                  $14,410            $11,350
11/30/2004                  $14,623                  $14,295            $11,356
12/31/2004                  $14,766                  $14,427            $11,314
1/31/2005                   $14,852                  $14,517            $11,338
2/28/2005                   $14,832                  $14,432            $11,403
3/31/2005                   $14,686                  $14,358            $11,492
4/30/2005                   $14,843                  $14,552            $11,570
5/31/2005                   $14,991                  $14,709            $11,558
6/30/2005                   $15,061                  $14,790            $11,564
7/31/2005                   $14,952                  $14,655            $11,617
8/31/2005                   $15,145                  $14,843            $11,677
9/30/2005                   $14,977                  $14,690            $11,819
10/31/2005                  $14,858                  $14,574            $11,843
11/30/2005                  $14,931                  $14,638            $11,748
12/31/2005                  $15,070                  $14,777            $11,700
1/31/2006                   $15,133                  $14,778            $11,790
2/28/2006                   $15,191                  $14,827            $11,813
3/31/2006                   $15,040                  $14,682            $11,879
4/30/2006                   $15,053                  $14,655            $11,980
5/31/2006                   $15,028                  $14,639            $12,039
6/30/2006                   $15,028                  $14,671            $12,063
7/31/2006                   $15,248                  $14,869            $12,099
8/31/2006                   $15,469                  $15,096            $12,122
9/30/2006                   $15,593                  $15,229            $12,063
10/31/2006                  $15,724                  $15,330            $11,998
11/30/2006                  $15,926                  $15,508            $11,980
12/31/2006                  $15,842                  $15,418            $11,998
1/31/2007                   $15,845                  $15,411            $12,034
2/28/2007                   $16,046                  $15,649            $12,099
3/31/2007                   $16,080                  $15,649            $12,209
4/30/2007                   $16,230                  $15,734            $12,288
5/31/2007                   $16,154                  $15,615            $12,363
6/30/2007                   $16,060                  $15,568            $12,387
7/31/2007                   $16,050                  $15,698            $12,384
8/31/2007                   $16,152                  $15,891            $12,361
9/30/2007                   $16,431                  $16,011            $12,395
10/31/2007                  $16,509                  $16,155            $12,422
11/30/2007                  $16,633                  $16,446            $12,496
12/31/2007                  $16,653                  $16,492            $12,487
1/31/2008                   $16,808                  $16,769            $12,549
2/29/2008                   $16,738                  $16,792            $12,586
3/31/2008                   $16,710                  $16,849            $12,695
4/30/2008                   $16,877                  $16,814            $12,772
5/31/2008                   $16,771                  $16,691            $12,879
6/30/2008                   $16,578                  $16,677            $13,009
7/31/2008                   $16,449                  $16,664            $13,078
8/31/2008                   $16,469                  $16,822            $13,025
9/30/2008                   $15,919                  $16,596            $13,007
10/31/2008                  $15,083                  $16,205            $12,876
11/30/2008                  $15,131                  $16,732            $12,629
12/31/2008                  $15,782                  $17,356            $12,499
1/31/2009                   $15,921                  $17,203            $12,553
2/28/2009                   $15,717                  $17,138            $12,616
3/31/2009                   $16,008                  $17,376            $12,646
4/30/2009                   $16,474                  $17,459            $12,678
5/31/2009                   $16,797                  $17,586            $12,714
6/30/2009                   $16,962                  $17,686            $12,824
7/31/2009                   $17,455                  $17,971            $12,803
8/31/2009                   $17,621                  $18,157            $12,832
9/30/2009                   $18,003                  $18,348            $12,840
10/31/2009                  $18,178                  $18,439            $12,852

Total Returns                 81.78%                   84.39%             28.52%

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES (COMMONLY CALLED JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTING IN DERIVATIVE SECURITIES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 3.84%, 3.61%, 3.61%, 3.76% and 4.27% for Classes A, B, C, R and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/09.

6. The 30-day standardized yield for the 30 days ended 10/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

7. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: (C) 2009 Morningstar. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB or higher) by Moody's, Standard & Poor's or Fitch, respectively. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

48 | Annual Report

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 49

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                       BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
                                                         VALUE 5/1/09       VALUE 10/31/09    PERIOD* 5/1/09-10/31/09
----------------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                                     $1,000             $1,102.20                $4.50
Hypothetical (5% return before expenses)                   $1,000             $1,020.92                $4.33
CLASS B
Actual                                                     $1,000             $1,100.20                $6.62
Hypothetical (5% return before expenses)                   $1,000             $1,018.90                $6.36
CLASS C
Actual                                                     $1,000             $1,100.20                $6.62
Hypothetical (5% return before expenses)                   $1,000             $1,018.90                $6.36
CLASS R
Actual                                                     $1,000             $1,100.90                $5.82
Hypothetical (5% return before expenses)                   $1,000             $1,019.66                $5.60
ADVISOR CLASS
Actual                                                     $1,000             $1,103.40                $3.18
Hypothetical (5% return before expenses)                   $1,000             $1,022.18                $3.06

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.85%; B: 1.25%; C:
      1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

50 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                YEAR ENDED OCTOBER 31,
CLASS A                                                  2009              2008             2007             2006          2005
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $       8.86       $      8.87      $      8.88       $   8.93      $   9.06
                                                     ----------------------------------------------------------------------------

Income from investment operations(a):

   Net investment income .........................          0.239             0.344            0.380          0.303         0.292

   Net realized and unrealized gains (losses) ....          0.120             0.010            0.053          0.025        (0.129)
                                                     ----------------------------------------------------------------------------
Total from investment operations .................          0.359             0.354            0.433          0.328         0.163
                                                     ----------------------------------------------------------------------------
Less distributions from net investment income ....         (0.259)           (0.364)          (0.443)        (0.378)       (0.293)
                                                     ----------------------------------------------------------------------------
Redemption fees(b) ...............................             --                --(c)            --(c)          --(c)         --(c)
                                                     ----------------------------------------------------------------------------
Net asset value, end of year .....................   $       8.96       $      8.86      $      8.87       $   8.88      $   8.93
                                                     ============================================================================

Total return(d) ..................................           4.10%             4.06%            4.99%          3.75%         1.82%

RATIOS TO AVERAGE NET ASSETS

Expenses(e) ......................................           0.87%(f)          0.90%(f)         0.91%(f)       0.89%(f)      0.90%

Net investment income ............................           2.48%             3.64%            4.29%          3.50%         3.23%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  1,375,234          $586,696       $  333,425       $372,703      $475,213

Portfolio turnover rate(g) .......................          22.45%            23.83%           27.39%         15.91%        24.99%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e) Prior to October 27, 2005, the expense ratio includes the Fund's shares of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net assets.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 51

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                  YEAR ENDED OCTOBER 31,
CLASS C                                                 2009              2008             2007            2006             2005
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $       8.86       $   8.87       $       8.88       $    8.92       $    9.05
                                                   ------------------------------------------------------------------------------
Income from investment operations(a):

   Net investment income ........................         0.206          0.314              0.348           0.266           0.258

   Net realized and unrealized gains (losses) ...         0.117          0.004              0.048           0.038          (0.129)
                                                   ------------------------------------------------------------------------------
Total from investment operations ................         0.323          0.318              0.396           0.304           0.129
                                                   ------------------------------------------------------------------------------
Less distributions from net investment income ...        (0.223)        (0.328)            (0.406)         (0.344)         (0.259)
                                                   ------------------------------------------------------------------------------
Redemption fees(b) ..............................            --             --(c)              --(c)           --(c)           --(c)
                                                   ------------------------------------------------------------------------------
Net asset value, end of year ....................  $       8.96       $   8.86       $       8.87       $    8.88       $    8.92
                                                   ==============================================================================

Total return(d) .................................          3.69%          3.64%              4.56%           3.47%           1.43%

RATIOS TO AVERAGE NET ASSETS

Expenses(e) .....................................          1.27%(f)       1.30%(f)           1.32%(f)        1.28%(f)        1.28%

Net investment income ...........................          2.08%          3.24%              3.88%           3.11%           2.85%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $    596,640       $132,254       $     36,684       $  35,967       $  48,461

Portfolio turnover rate(g) ......................         22.45%         23.83%             27.39%          15.91%          24.99%


(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e) Prior to October 27, 2005, the expense ratio includes the Fund's shares of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net assets.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

 52 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                      YEAR ENDED
                                                                      OCTOBER 31,
ADVISOR CLASS                                                  2009             2008(a)
                                                            -----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................     $      8.87       $      8.88
                                                            -----------------------------
Income from investment operations(b):

   Net investment income ..............................           0.267             0.154

   Net realized and unrealized gains (losses) .........           0.115            (0.009)
                                                            -----------------------------
Total from investment operations ......................           0.382             0.145
                                                            -----------------------------
Less distributions from net investment income .........          (0.282)           (0.155)
                                                            -----------------------------
Redemption fees(c) ....................................              --                --(d)
                                                            -----------------------------
Net asset value, end of year ..........................     $      8.97       $      8.87
                                                            =============================
Total return(e) .......................................            4.36%             1.64%

RATIOS TO AVERAGE NET ASSETS(f)

Expenses(g) ...........................................            0.62%             0.65%

Net investment income .................................            2.73%             3.89%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................     $    87,296       $     4,124

Portfolio turnover rate ...............................           22.45%            23.83%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.001 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 53

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                       PRINCIPAL AMOUNT      VALUE
   --------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES 93.8%
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 22.0%
   FHLMC, 2.764%, 3/01/32 .................................................     $   718,694     $   734,952
   FHLMC, 2.828%, 4/01/34 .................................................       4,030,429       4,155,155
   FHLMC, 2.965%, 4/01/35 .................................................      28,741,693      29,038,306
   FHLMC, 3.007%, 7/01/18 .................................................         174,751         176,282
   FHLMC, 3.043%, 9/01/18 - 7/01/35 .......................................       1,929,588       1,974,767
   FHLMC, 3.051%, 1/01/35 .................................................         253,568         259,885
   FHLMC, 3.063%, 7/01/27 .................................................         240,690         244,437
   FHLMC, 3.086%, 5/01/33 .................................................          67,322          67,907
   FHLMC, 3.102%, 10/01/33 ................................................         732,051         744,454
   FHLMC, 3.175%, 10/01/18 ................................................          23,236          23,550
   FHLMC, 3.177%, 7/01/20 .................................................          93,038          94,591
   FHLMC, 3.23%, 9/01/31 ..................................................          95,883          96,566
   FHLMC, 3.24%, 3/01/19 ..................................................          42,730          43,375
   FHLMC, 3.25%, 9/01/31 ..................................................         179,649         181,047
   FHLMC, 3.254%, 8/01/32 .................................................         211,606         214,983
   FHLMC, 3.257%, 10/01/29 ................................................         127,394         129,499
   FHLMC, 3.287%, 5/01/20 .................................................         961,933         968,586
   FHLMC, 3.305%, 8/01/30 .................................................         149,317         152,152
   FHLMC, 3.334%, 8/01/35 .................................................         379,729         390,485
   FHLMC, 3.347%, 10/01/24 ................................................         895,281         908,461
   FHLMC, 3.354%, 12/01/35 ................................................         256,311         261,874
   FHLMC, 3.362%, 3/01/34 .................................................       9,323,204       9,419,969
   FHLMC, 3.363%, 3/01/35 - 1/01/36 .......................................         210,858         215,856
   FHLMC, 3.365%, 4/01/30 .................................................         303,355         306,823
   FHLMC, 3.368%, 10/01/33 ................................................       1,237,099       1,256,904
   FHLMC, 3.378%, 10/01/36 ................................................         198,764         203,483
   FHLMC, 3.397%, 1/01/34 .................................................       2,673,300       2,720,771
   FHLMC, 3.398%, 7/01/29 .................................................          71,245          72,647
   FHLMC, 3.469%, 8/01/32 .................................................       1,899,315       1,947,129
(b)FHLMC, 3.482%, 6/01/34 .................................................         347,831         353,783
   FHLMC, 3.483%, 9/01/34 .................................................       1,621,914       1,665,935
   FHLMC, 3.532%, 4/01/19 .................................................         575,766         581,824
   FHLMC, 3.533%, 8/01/31 .................................................          98,125         100,902
   FHLMC, 3.538%, 8/01/27 .................................................         803,868         823,699
   FHLMC, 3.541%, 10/01/31 ................................................       1,859,429       1,901,153
   FHLMC, 3.568%, 9/01/32 .................................................         647,088         660,726
   FHLMC, 3.585%, 12/01/28 ................................................         318,899         325,283
   FHLMC, 3.587%, 3/01/18 .................................................         107,161         108,880
   FHLMC, 3.591%, 8/01/36 .................................................       3,149,793       3,244,149
   FHLMC, 3.611%, 9/01/19 .................................................         305,874         309,242
   FHLMC, 3.625%, 11/01/29 ................................................       2,489,176       2,523,232
   FHLMC, 3.652%, 4/01/29 .................................................       1,012,395       1,027,901
   FHLMC, 3.676%, 1/01/23 .................................................       2,814,838       2,856,316
   FHLMC, 3.759%, 5/01/36 .................................................         337,339         350,673
   FHLMC, 3.77%, 5/01/25 ..................................................         232,906         238,659
   FHLMC, 3.797%, 8/01/30 .................................................       1,861,059       1,913,381

54 |  Annual Report

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                       PRINCIPAL AMOUNT      VALUE
   --------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
   FHLMC, 3.801%, 1/01/34 .................................................     $ 1,973,308     $ 2,001,121
   FHLMC, 3.821%, 6/01/35 .................................................       1,589,864       1,641,814
   FHLMC, 3.838%, 5/01/32 .................................................         285,774         294,091
   FHLMC, 3.841%, 6/01/35 .................................................       5,684,126       5,840,990
   FHLMC, 3.849%, 1/01/36 .................................................       8,523,026       8,791,917
   FHLMC, 3.875%, 11/01/16 ................................................         306,696         309,946
   FHLMC, 3.919%, 12/01/30 ................................................         969,834         993,904
   FHLMC, 3.93%, 4/01/18 ..................................................         653,707         668,895
   FHLMC, 3.938%, 6/01/26 .................................................       2,328,984       2,383,754
   FHLMC, 3.955%, 2/01/19 .................................................         129,833         131,107
   FHLMC, 3.976%, 2/01/33 .................................................         101,340         102,586
   FHLMC, 3.98%, 5/01/34 ..................................................         884,240         910,974
   FHLMC, 4.015%, 6/01/35 .................................................          61,914          63,907
   FHLMC, 4.031%, 2/01/32 .................................................         183,147         187,403
   FHLMC, 4.052%, 11/01/35 ................................................      24,983,240      25,670,205
   FHLMC, 4.096%, 3/01/32 .................................................         241,917         245,096
   FHLMC, 4.104%, 12/01/19 ................................................       1,421,048       1,448,357
   FHLMC, 4.116%, 5/01/32 .................................................         373,038         378,522
   FHLMC, 4.151%, 6/01/29 .................................................       2,317,893       2,362,976
   FHLMC, 4.214%, 12/01/32 ................................................         128,514         130,836
   FHLMC, 4.221%, 7/01/35 .................................................       5,404,974       5,545,663
   FHLMC, 4.343%, 4/01/25 .................................................       1,021,189       1,022,734
   FHLMC, 4.348%, 11/01/29 ................................................         546,998         554,867
   FHLMC, 4.362%, 6/01/35 - 11/01/35 ......................................         290,614         300,341
   FHLMC, 4.374%, 5/01/35 .................................................       4,393,325       4,519,463
   FHLMC, 4.401%, 12/01/16 ................................................         208,951         211,535
   FHLMC, 4.407%, 2/01/36 .................................................      10,410,246      10,813,984
   FHLMC, 4.419%, 11/01/31 ................................................       1,497,402       1,533,161
   FHLMC, 4.473%, 10/01/25 ................................................         379,353         387,767
   FHLMC, 4.483%, 11/01/25 ................................................       3,145,071       3,153,867
   FHLMC, 4.532%, 3/01/35 .................................................         921,095         951,700
   FHLMC, 4.579%, 1/01/37 .................................................      43,707,738      45,507,696
(b)FHLMC, 4.607%, 7/01/33 .................................................         576,530         585,483
   FHLMC, 4.641%, 6/01/35 .................................................      22,086,305      22,936,016
   FHLMC, 4.761%, 9/01/35 .................................................       1,926,693       1,980,977
   FHLMC, 4.848%, 9/01/35 .................................................       1,911,168       1,991,245
(b)FHLMC, 4.874%, 11/01/32 ................................................         263,152         269,284
   FHLMC, 4.894%, 11/01/34 ................................................       3,291,514       3,430,132
   FHLMC, 4.906%, 1/01/23 .................................................         238,299         243,104
   FHLMC, 4.919%, 2/01/35 .................................................       1,145,642       1,182,708
   FHLMC, 4.94%, 8/01/35 ..................................................      17,275,246      18,018,016
   FHLMC, 4.964%, 12/01/34 ................................................       1,122,231       1,157,205
(b)FHLMC, 4.987%, 10/01/35 ................................................       9,007,334       9,329,189
   FHLMC, 5.013%, 12/01/35 ................................................      12,166,151      12,698,626
   FHLMC, 5.053%, 1/01/36 .................................................      11,875,565      12,354,173
   FHLMC, 5.065%, 12/01/34 ................................................       6,001,737       6,201,343
   FHLMC, 5.169%, 2/01/36 .................................................      26,243,546      27,348,324
   FHLMC, 5.177%, 4/01/25 .................................................       1,026,424       1,053,793

                                                              Annual Report | 55

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                       PRINCIPAL AMOUNT         VALUE
   ------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
   FHLMC, 5.227%, 3/01/33 .................................................    $      34,296      $      34,925
   FHLMC, 5.234%, 6/01/26 .................................................          382,484            394,374
   FHLMC, 5.29%, 9/01/35 ..................................................       40,627,482         42,337,096
   FHLMC, 5.338%, 12/01/34 ................................................        4,583,180          4,721,858
   FHLMC, 5.342%, 3/01/37 .................................................        5,491,613          5,690,983
   FHLMC, 5.358%, 1/01/34 .................................................          146,119            150,501
   FHLMC, 5.397%, 3/01/36 .................................................        8,778,927          9,149,680
   FHLMC, 5.521%, 10/01/36 ................................................          469,634            494,177
   FHLMC, 5.578%, 6/01/36 .................................................        2,147,332          2,246,073
   FHLMC, 5.602%, 9/01/37 .................................................        6,591,499          6,959,016
   FHLMC, 5.707%, 6/01/36 .................................................       11,415,662         12,024,798
   FHLMC, 5.754%, 1/01/36 .................................................        8,194,078          8,640,330
   FHLMC, 5.785%, 2/01/37 .................................................        4,594,806          4,852,971
   FHLMC, 5.809%, 11/01/36 ................................................       24,120,386         25,425,334
   FHLMC, 5.906%, 12/01/31 ................................................          285,930            292,988
   FHLMC, 6.126%, 11/01/35 ................................................          408,692            418,817
   FHLMC, 6.214%, 9/01/36 .................................................        3,073,752          3,259,107
   FHLMC, 6.322%, 5/01/26 .................................................          150,835            153,463
   FHLMC, 6.635%, 12/01/21 ................................................           34,685             35,257
   FHLMC, 6.725%, 12/01/27 ................................................           50,497             51,838
                                                                                                    -----------
                                                                                                    453,165,017
                                                                                                    -----------

(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 70.7%
   FNMA, 2.213%, 10/01/26 .................................................          177,507            179,493
   FNMA, 2.342%, 9/01/33 ..................................................          571,224            576,015
   FNMA, 2.358%, 4/01/33 ..................................................        4,187,811          4,263,160
   FNMA, 2.40%, 4/01/33 ...................................................          109,201            110,900
(b)FNMA, 2.42%, 5/01/34 ...................................................          262,578            264,163
   FNMA, 2.423%, 10/01/34 .................................................          731,233            731,486
   FNMA, 2.444%, 3/01/32 ..................................................          992,856            998,748
   FNMA, 2.451%, 10/01/33 .................................................           64,642             65,682
   FNMA, 2.456%, 3/01/32 ..................................................        1,142,652          1,145,461
   FNMA, 2.492%, 5/01/34 ..................................................        1,491,112          1,511,510
   FNMA, 2.50%, 10/01/34 ..................................................          118,834            120,537
   FNMA, 2.504%, 10/01/33 .................................................          294,523            295,761
   FNMA, 2.51%, 3/01/34 ...................................................           79,104             78,869
   FNMA, 2.511%, 3/01/35 ..................................................        3,706,047          3,753,093
   FNMA, 2.526%, 9/01/34 ..................................................          464,577            473,285
   FNMA, 2.533%, 6/01/33 ..................................................           68,021             68,220
   FNMA, 2.55%, 9/01/16 ...................................................           17,662             17,084
   FNMA, 2.556%, 11/01/34 .................................................          193,006            195,995
   FNMA, 2.60%, 10/01/33 ..................................................           23,633             23,939
(b)FNMA, 2.606%, 4/01/34 ..................................................        1,229,770          1,255,006
   FNMA, 2.627%, 8/01/34 ..................................................        3,298,925          3,373,576
   FNMA, 2.653%, 6/01/32 ..................................................        2,611,468          2,637,975
   FNMA, 2.662%, 1/01/29 ..................................................        2,695,715          2,688,846
   FNMA, 2.668%, 8/01/33 ..................................................          505,664            511,115
   FNMA, 2.68%, 12/01/34 ..................................................          255,362            259,924

56 | Annual Report

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                  PRINCIPAL AMOUNT     VALUE
   ------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 2.694%, 1/01/18 ............................................................     $ 5,547,601     $ 5,543,373
   FNMA, 2.699%, 8/01/34 ............................................................         689,950         707,514
   FNMA, 2.713%, 1/01/19 ............................................................         323,043         327,658
   FNMA, 2.723%, 8/01/33 - 3/01/35 ..................................................      12,989,156      12,960,330
   FNMA, 2.723%, 5/01/35 ............................................................      22,216,972      22,464,655
   FNMA, 2.735%, 6/01/20 ............................................................       1,037,813       1,054,489
   FNMA, 2.747%, 9/01/17 ............................................................         305,705         308,897
   FNMA, 2.754%, 10/01/34 ...........................................................       1,398,469       1,420,678
   FNMA, 2.769%, 1/01/16 ............................................................         496,884         498,700
   FNMA, 2.784%, 5/01/35 ............................................................          94,292          96,557
   FNMA, 2.788%, 2/01/33 ............................................................         194,075         197,748
   FNMA, 2.791%, 4/01/35 ............................................................         280,186         283,645
   FNMA, 2.795%, 8/01/34 ............................................................         114,982         117,430
   FNMA, 2.797%, 8/01/34 ............................................................          61,975          63,101
   FNMA, 2.799%, 10/01/33 ...........................................................          24,040          24,565
   FNMA, 2.803%, 9/01/32 ............................................................         479,735         490,802
   FNMA, 2.805%, 6/01/32 ............................................................         461,003         467,277
   FNMA, 2.806%, 8/01/34 ............................................................         308,254         317,412
   FNMA, 2.813%, 8/01/35 ............................................................          51,175          51,679
   FNMA, 2.816%, 9/01/32 ............................................................         665,308         678,880
   FNMA, 2.82%, 7/01/32 .............................................................         118,678         119,055
   FNMA, 2.849%, 3/01/33 ............................................................       2,041,971       2,043,236
   FNMA, 2.855%, 11/01/34 ...........................................................          94,128          95,886
   FNMA, 2.863%, 8/01/35 ............................................................       6,959,935       7,073,433
   FNMA, 2.866%, 10/01/34 ...........................................................          68,310          69,557
   FNMA, 2.867%, 10/01/34 ...........................................................       9,425,462       9,599,695
   FNMA, 2.876%, 2/01/35 ............................................................       2,308,359       2,347,940
   FNMA, 2.901%, 6/01/33 ............................................................       1,679,694       1,701,603
   FNMA, 2.908%, 5/01/18 ............................................................       4,027,816       4,100,389
   FNMA, 2.913%, 9/01/18 ............................................................       1,939,140       1,961,870
   FNMA, 2.929%, 10/01/34 ...........................................................         197,113         201,070
   FNMA, 2.938%, 1/01/35 ............................................................          31,554          32,559
   FNMA, 2.939%, 10/01/31 ...........................................................         215,995         222,381
   FNMA, 2.94%, 7/01/24 .............................................................         800,935         801,428
   FNMA, 2.95%, 6/01/33 .............................................................         486,903         501,859
   FNMA, 2.952%, 8/01/34 ............................................................         110,217         113,363
   FNMA, 2.973%, 1/01/35 ............................................................      18,815,258      19,011,013
   FNMA, 2.979%, 3/01/20 ............................................................       1,488,320       1,493,708
   FNMA, 2.98%, 8/01/34 .............................................................         170,835         173,320
   FNMA, 2.989%, 4/01/18 ............................................................         119,683         119,736
   FNMA, 2.996%, 10/01/34 ...........................................................         833,737         846,902
   FNMA, 3.00%, 10/01/32 ............................................................         636,122         645,684
   FNMA, 3.001%, 8/01/34 ............................................................          77,514          79,128
   FNMA, 3.009%, 12/01/20 ...........................................................         174,618         175,066
   FNMA, 3.018%, 1/01/35 ............................................................         542,507         550,269
   FNMA, 3.02%, 2/01/34 .............................................................         100,335          99,855
   FNMA, 3.023%, 6/01/19 ............................................................         236,835         240,811
(b)FNMA, 3.025%, 10/01/32 ...........................................................         472,421         475,885

                                                              Annual Report | 57

Franklin Investors Securities Trust

    FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 3.026%, 7/01/35 .....................................................     $      75,712      $    76,380
   FNMA, 3.038%, 10/01/19 ....................................................           310,092          313,387
   FNMA, 3.039%, 4/01/36 .....................................................           566,868          572,233
   FNMA, 3.041%, 9/01/32 .....................................................         1,874,864        1,935,200
   FNMA, 3.045%, 9/01/33 .....................................................           288,375          294,690
   FNMA, 3.046%, 3/01/35 .....................................................             6,334            6,506
   FNMA, 3.057%, 5/01/19 .....................................................           177,421          177,061
   FNMA, 3.065%, 3/01/22 .....................................................               829              833
   FNMA, 3.067%, 6/01/31 .....................................................           293,802          300,721
   FNMA, 3.07%, 5/01/31 - 10/01/34 ...........................................           245,920          251,686
   FNMA, 3.075%, 6/01/32 .....................................................           447,383          457,875
   FNMA, 3.082%, 11/01/34 ....................................................        26,693,897       27,544,943
   FNMA, 3.085%, 9/01/34 .....................................................            10,949           11,222
   FNMA, 3.114%, 10/01/34 ....................................................           182,910          186,004
   FNMA, 3.121%, 10/01/35 ....................................................            78,632           80,390
   FNMA, 3.122%, 9/01/15 - 11/01/32 ..........................................         1,242,981        1,268,190
   FNMA, 3.123%, 8/01/33 .....................................................            30,738           31,450
   FNMA, 3.125%, 3/01/19 .....................................................           225,381          227,042
   FNMA, 3.127%, 9/01/34 .....................................................            96,791           99,390
   FNMA, 3.128%, 10/01/32 ....................................................           128,321          130,638
   FNMA, 3.135%, 8/01/29 .....................................................           157,966          159,001
   FNMA, 3.142%, 9/01/31 - 9/01/34 ...........................................           185,418          189,679
   FNMA, 3.15%, 9/01/34 ......................................................            23,727           24,214
   FNMA, 3.153%, 11/01/33 ....................................................        34,548,136       35,474,742
   FNMA, 3.153%, 4/01/35 .....................................................           627,882          636,340
   FNMA, 3.154%, 1/01/35 .....................................................         8,638,264        8,770,750
   FNMA, 3.155%, 6/01/31 - 11/01/31 ..........................................           580,244          594,502
   FNMA, 3.18%, 8/01/31 ......................................................           187,651          188,742
   FNMA, 3.182%, 11/01/36 ....................................................           483,012          490,466
   FNMA, 3.186%, 12/01/19 ....................................................           224,901          227,228
   FNMA, 3.19%, 7/01/34 ......................................................            22,375           22,988
   FNMA, 3.198%, 9/01/34 .....................................................           114,776          117,982
   FNMA, 3.20%, 4/01/32 ......................................................           518,275          525,825
   FNMA, 3.205%, 3/01/21 .....................................................            49,652           50,236
   FNMA, 3.212%, 3/01/20 .....................................................           105,183          107,354
   FNMA, 3.215%, 5/01/31 .....................................................           110,602          112,709
   FNMA, 3.218%, 5/01/19 .....................................................           650,339          652,212
   FNMA, 3.223%, 12/01/17 ....................................................            66,638           67,098
   FNMA, 3.225%, 3/01/18 .....................................................            59,448           59,774
   FNMA, 3.228%, 1/01/31 .....................................................           279,489          282,134
   FNMA, 3.231%, 5/01/29 .....................................................           155,209          157,875
   FNMA, 3.236%, 9/01/32 - 7/01/33 ...........................................           859,229          871,172
   FNMA, 3.245%, 10/01/34 ....................................................           141,144          144,671
   FNMA, 3.25%, 1/01/19 - 10/01/30 ...........................................         1,516,341        1,522,685
   FNMA, 3.252%, 9/01/35 .....................................................            65,879           65,965
   FNMA, 3.253%, 3/01/35 .....................................................            16,966           17,255
   FNMA, 3.257%, 9/01/34 .....................................................            38,293           39,446
   FNMA, 3.258%, 8/01/33 .....................................................           850,824          874,805

58 | Annual Report

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                    PRINCIPAL AMOUNT        VALUE
   -----------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 3.263%, 6/01/27 ............................................................     $        368,925     $   377,417
   FNMA, 3.267%, 10/01/34 ...........................................................           25,336,865      25,977,284
   FNMA, 3.277%, 8/01/34 ............................................................               18,732          19,232
   FNMA, 3.278%, 9/01/32 ............................................................              404,649         413,414
   FNMA, 3.28%, 4/01/33 .............................................................                5,417           5,483
   FNMA, 3.285%, 7/01/35 ............................................................            1,308,766       1,339,349
   FNMA, 3.286%, 8/01/33 ............................................................              153,032         157,440
   FNMA, 3.289%, 4/01/27 ............................................................            2,071,081       2,080,936
   FNMA, 3.298%, 4/01/22 ............................................................              832,763         838,892
   FNMA, 3.306%, 1/01/34 ............................................................               21,903          22,229
   FNMA, 3.313%, 6/01/35 ............................................................              118,220         120,303
   FNMA, 3.318%, 1/01/32 ............................................................            1,620,161       1,643,956
   FNMA, 3.319%, 7/01/34 ............................................................              484,795         498,041
   FNMA, 3.32%, 10/01/18 ............................................................               13,166          13,595
   FNMA, 3.321%, 5/01/29 ............................................................              139,068         140,700
   FNMA, 3.333%, 1/01/29 ............................................................              444,747         448,656
   FNMA, 3.335%, 9/01/34 ............................................................            2,146,421       2,205,098
   FNMA, 3.336%, 5/01/32 ............................................................              620,268         633,458
   FNMA, 3.34%, 11/01/20 - 5/01/32 ..................................................              755,635         769,213
   FNMA, 3.341%, 9/01/39 ............................................................              578,791         589,925
   FNMA, 3.345%, 3/01/28 ............................................................               90,030          91,277
   FNMA, 3.348%, 9/01/29 ............................................................               82,705          83,992
   FNMA, 3.355%, 6/01/19 ............................................................               84,082          84,736
   FNMA, 3.357%, 12/01/20 ...........................................................              165,555         166,136
   FNMA, 3.358%, 7/01/33 - 7/01/34 ..................................................            2,967,203       3,036,310
   FNMA, 3.365%, 10/01/24 - 9/01/35 .................................................            5,289,828       5,367,202
   FNMA, 3.367%, 2/01/33 ............................................................              356,265         365,817
   FNMA, 3.379%, 3/01/19 ............................................................               97,754          99,040
   FNMA, 3.38%, 9/01/22 - 7/01/35 ...................................................              809,039         819,893
   FNMA, 3.384%, 5/01/25 - 9/01/34 ..................................................              800,237         812,470
   FNMA, 3.39%, 7/01/35 .............................................................            2,118,991       2,172,025
   FNMA, 3.395%, 4/01/34 - 5/01/34 ..................................................            4,383,827       4,480,011
   FNMA, 3.398%, 5/01/27 ............................................................            1,058,626       1,077,508
   FNMA, 3.406%, 11/01/30 ...........................................................            3,424,137       3,473,209
   FNMA, 3.426%, 4/01/34 ............................................................            5,087,008       5,064,196
   FNMA, 3.432%, 9/01/34 ............................................................              189,929         195,293
   FNMA, 3.435%, 5/01/35 ............................................................           11,116,252      11,365,390
   FNMA, 3.437%, 9/01/34 ............................................................               48,492          49,619
   FNMA, 3.439%, 1/01/29 ............................................................              330,391         332,340
   FNMA, 3.445%, 9/01/19 ............................................................              212,878         218,121
   FNMA, 3.446%, 1/01/31 ............................................................              698,308         704,533
   FNMA, 3.448%, 3/01/32 ............................................................              889,605         909,250
   FNMA, 3.455%, 2/01/31 ............................................................              128,537         131,482
   FNMA, 3.458%, 12/01/27 - 5/01/36 .................................................            2,043,180       2,048,671
   FNMA, 3.459%, 7/01/35 ............................................................               75,351          77,331
   FNMA, 3.471%, 11/01/17 ...........................................................              269,005         272,323
   FNMA, 3.482%, 3/01/19 - 2/01/25 ..................................................            2,477,523       2,488,204
   FNMA, 3.486%, 3/01/19 ............................................................              113,317         113,223

                                                              Annual Report | 59

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                     PRINCIPAL AMOUNT         VALUE
   ------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 3.518%, 7/01/34 ............................................................     $       14,379,517     $14,756,548
   FNMA, 3.52%, 12/01/32 ............................................................                567,473         570,333
   FNMA, 3.53%, 6/01/35 .............................................................                 74,295          76,285
   FNMA, 3.538%, 8/01/30 ............................................................                 41,729          42,017
   FNMA, 3.547%, 8/01/26 ............................................................                106,894         106,917
   FNMA, 3.55%, 8/01/16 - 8/01/34 ...................................................                199,524         203,520
   FNMA, 3.56%, 7/01/26 .............................................................                626,056         637,719
   FNMA, 3.566%, 10/01/33 ...........................................................                477,076         490,961
   FNMA, 3.57%, 6/01/32 .............................................................                 70,373          72,242
   FNMA, 3.576%, 1/01/36 ............................................................             37,691,149      38,688,237
   FNMA, 3.58%, 4/01/19 .............................................................                530,072         529,790
   FNMA, 3.59%, 6/01/32 .............................................................                527,899         540,293
   FNMA, 3.591%, 9/01/35 ............................................................             11,992,405      12,284,675
   FNMA, 3.594%, 9/01/35 ............................................................              1,294,904       1,331,744
   FNMA, 3.597%, 3/01/34 ............................................................                858,014         878,593
   FNMA, 3.598%, 9/01/25 ............................................................                203,796         205,442
   FNMA, 3.604%, 4/01/30 ............................................................                477,922         486,942
   FNMA, 3.606%, 2/01/29 ............................................................                229,896         234,127
   FNMA, 3.611%, 5/01/33 ............................................................                737,577         758,512
   FNMA, 3.616%, 1/01/32 ............................................................                802,093         822,254
   FNMA, 3.617%, 5/01/36 ............................................................              2,311,919       2,303,007
   FNMA, 3.622%, 4/01/32 ............................................................                404,693         416,150
   FNMA, 3.635%, 6/01/33 ............................................................                106,091         109,023
   FNMA, 3.642%, 4/01/34 ............................................................                146,647         150,466
   FNMA, 3.645%, 11/01/31 ...........................................................                291,281         292,426
   FNMA, 3.665%, 2/01/32 ............................................................                540,484         548,602
   FNMA, 3.672%, 5/01/32 ............................................................                395,454         407,608
   FNMA, 3.688%, 6/01/35 ............................................................                209,349         215,867
   FNMA, 3.693%, 4/01/34 ............................................................              2,384,879       2,447,742
   FNMA, 3.701%, 10/01/35 ...........................................................                114,576         118,090
   FNMA, 3.704%, 3/01/35 ............................................................             45,657,418      46,972,398
   FNMA, 3.72%, 5/01/19 .............................................................                232,363         235,798
   FNMA, 3.721%, 5/01/28 ............................................................              1,437,026       1,484,107
(b)FNMA, 3.726%, 4/01/33 ............................................................                658,118         677,716
   FNMA, 3.729%, 2/01/16 ............................................................                207,537         208,791
   FNMA, 3.741%, 6/01/19 ............................................................                261,424         264,068
   FNMA, 3.742%, 4/01/35 ............................................................              1,130,241       1,167,974
   FNMA, 3.746%, 11/01/36 ...........................................................                209,750         217,733
   FNMA, 3.748%, 4/01/19 ............................................................                176,961         181,789
   FNMA, 3.75%, 8/01/28 .............................................................              1,073,209       1,077,925
   FNMA, 3.754%, 10/01/22 ...........................................................                434,620         435,463
   FNMA, 3.76%, 2/01/32 .............................................................                130,607         133,768
   FNMA, 3.763%, 2/01/36 ............................................................              1,392,381       1,437,509
   FNMA, 3.767%, 11/01/31 ...........................................................                105,246         106,946
   FNMA, 3.78%, 6/01/20 .............................................................                300,244         309,394
   FNMA, 3.796%, 6/01/35 ............................................................              2,854,779       2,950,778
   FNMA, 3.801%, 5/01/35 ............................................................                 27,853          28,712

60 | Annual Report

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                     PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 3.803%, 3/01/35 ............................................................     $        7,999,151     $ 8,220,989
   FNMA, 3.811%, 4/01/32 ............................................................                 78,862          81,379
   FNMA, 3.812%, 7/01/34 ............................................................             15,392,971      15,879,274
   FNMA, 3.827%, 11/01/33 ...........................................................                436,096         437,431
   FNMA, 3.835%, 6/01/19 ............................................................                186,066         185,742
   FNMA, 3.838%, 8/01/35 ............................................................              3,740,113       3,874,331
   FNMA, 3.84%, 12/01/33 ............................................................                 82,673          84,076
   FNMA, 3.856%, 9/01/29 ............................................................                242,031         247,104
   FNMA, 3.862%, 12/01/34 ...........................................................              3,448,472       3,553,901
   FNMA, 3.863%, 1/01/35 ............................................................                143,620         142,188
   FNMA, 3.869%, 1/01/25 ............................................................              1,265,640       1,268,845
   FNMA, 3.87%, 5/01/35 .............................................................                 22,599          23,296
   FNMA, 3.873%, 6/01/33 ............................................................                 55,107          56,884
   FNMA, 3.89%, 6/01/28 .............................................................              1,679,028       1,714,570
   FNMA, 3.901%, 8/01/21 ............................................................              1,527,844       1,535,381
   FNMA, 3.922%, 12/01/34 ...........................................................              4,571,120       4,629,920
   FNMA, 3.926%, 5/01/36 ............................................................                 97,114         101,323
   FNMA, 3.938%, 4/01/19 - 1/01/35 ..................................................                824,414         831,055
   FNMA, 3.947%, 1/01/35 ............................................................                184,389         186,197
   FNMA, 3.983%, 4/01/35 ............................................................              7,294,169       7,493,783
   FNMA, 4.001%, 12/01/34 ...........................................................              5,901,377       6,119,889
   FNMA, 4.005%, 3/01/35 ............................................................                 21,437          21,983
   FNMA, 4.013%, 6/01/19 ............................................................                171,796         173,450
   FNMA, 4.022%, 2/01/34 ............................................................                304,941         312,647
   FNMA, 4.023%, 2/01/32 ............................................................              1,365,148       1,396,519
   FNMA, 4.035%, 5/01/35 ............................................................                168,600         171,831
   FNMA, 4.04%, 12/01/18 ............................................................                141,812         142,982
   FNMA, 4.043%, 7/01/34 ............................................................                237,646         245,835
   FNMA, 4.06%, 7/01/36 .............................................................                861,037         895,109
   FNMA, 4.08%, 1/01/37 .............................................................             35,365,184      36,671,866
   FNMA, 4.091%, 2/01/19 ............................................................                193,364         195,537
   FNMA, 4.105%, 1/01/19 ............................................................                257,642         260,031
   FNMA, 4.11%, 4/01/31 - 1/01/35 ...................................................              3,416,549       3,492,431
   FNMA, 4.114%, 2/01/35 ............................................................                137,171         141,545
   FNMA, 4.117%, 9/01/33 ............................................................              2,420,294       2,500,385
   FNMA, 4.125%, 10/01/28 - 2/01/33 .................................................                222,556         224,649
   FNMA, 4.139%, 11/01/34 ...........................................................              9,326,593       9,631,833
   FNMA, 4.162%, 12/01/19 ...........................................................                454,162         460,689
   FNMA, 4.181%, 3/01/33 ............................................................                 64,175          66,324
   FNMA, 4.185%, 2/01/34 ............................................................              4,028,806       4,154,115
   FNMA, 4.22%, 11/01/27 ............................................................                 37,446          38,066
   FNMA, 4.237%, 8/01/33 ............................................................              7,602,903       7,810,064
   FNMA, 4.25%, 8/01/35 .............................................................                436,571         452,893
   FNMA, 4.251%, 12/01/34 ...........................................................              6,424,743       6,647,333
   FNMA, 4.254%, 12/01/32 ...........................................................              1,102,011       1,121,166
   FNMA, 4.291%, 6/01/36 ............................................................                207,010         216,510
   FNMA, 4.295%, 8/01/36 ............................................................             27,677,902      28,768,444
   FNMA, 4.299%, 4/01/38 ............................................................              2,744,524       2,848,421

                                                              Annual Report | 61

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                     PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 4.316%, 1/01/34 ............................................................     $          498,616     $   498,282
   FNMA, 4.326%, 1/01/35 ............................................................              6,028,428       6,072,910
   FNMA, 4.328%, 1/01/37 ............................................................              1,775,090       1,843,993
   FNMA, 4.33%, 5/01/28 - 1/01/37 ...................................................                961,188         985,769
   FNMA, 4.336%, 5/01/35 ............................................................              3,107,859       3,210,985
   FNMA, 4.345%, 12/01/33 ...........................................................                426,353         429,889
   FNMA, 4.358%, 12/01/36 ...........................................................             52,836,260      55,416,173
   FNMA, 4.363%, 2/01/34 ............................................................              2,265,522       2,336,014
   FNMA, 4.374%, 2/01/35 ............................................................                 18,484          19,104
   FNMA, 4.378%, 4/01/33 ............................................................                 96,034          97,942
   FNMA, 4.408%, 8/01/33 ............................................................              3,736,809       3,891,789
   FNMA, 4.41%, 5/01/34 .............................................................                148,945         154,633
   FNMA, 4.415%, 5/01/35 ............................................................              7,527,172       7,779,343
   FNMA, 4.42%, 7/01/35 .............................................................             11,027,133      11,320,984
   FNMA, 4.432%, 4/01/34 ............................................................              1,148,025       1,192,943
   FNMA, 4.462%, 1/01/35 ............................................................              6,882,285       7,088,924
   FNMA, 4.472%, 3/01/33 ............................................................              1,200,219       1,238,136
   FNMA, 4.487%, 1/01/35 ............................................................              6,055,823       6,237,112
   FNMA, 4.498%, 2/01/18 ............................................................                116,626         117,658
   FNMA, 4.52%, 3/01/32 .............................................................                160,986         164,085
(b)FNMA, 4.528%, 3/01/33 - 3/01/34 ..................................................              1,183,868       1,226,263
   FNMA, 4.53%, 12/01/34 ............................................................              1,543,320       1,586,731
   FNMA, 4.543%, 1/01/35 ............................................................              6,782,646       7,007,551
   FNMA, 4.545%, 2/01/35 ............................................................                  4,751           4,908
   FNMA, 4.564%, 12/01/35 - 2/01/36 .................................................              3,631,515       3,787,168
   FNMA, 4.59%, 5/01/36 .............................................................             19,638,902      20,150,632
   FNMA, 4.597%, 3/01/35 ............................................................                306,558         315,284
(b)FNMA, 4.606%, 5/01/33 ............................................................                636,976         661,320
   FNMA, 4.634%, 3/01/35 ............................................................             22,684,141      23,412,572
(b)FNMA, 4.638%, 5/01/34 ............................................................              1,000,588       1,032,314
   FNMA, 4.646%, 8/01/35 ............................................................             10,679,405      11,128,702
   FNMA, 4.65%, 11/01/17 ............................................................              1,313,777       1,320,636
   FNMA, 4.654%, 2/01/34 ............................................................                 34,785          35,858
   FNMA, 4.657%, 11/01/33 ...........................................................              3,638,920       3,763,277
   FNMA, 4.682%, 1/01/34 ............................................................                387,526         399,428
   FNMA, 4.71%, 5/01/35 .............................................................              2,412,388       2,497,606
   FNMA, 4.712%, 10/01/14 ...........................................................                 43,862          44,335
   FNMA, 4.719%, 2/01/34 ............................................................              3,683,072       3,799,874
   FNMA, 4.73%, 5/01/38 .............................................................             34,599,106      36,061,947
   FNMA, 4.73%, 1/01/45 .............................................................                118,792         122,626
   FNMA, 4.737%, 1/01/36 ............................................................             15,585,569      16,228,855
(b)FNMA, 4.754%, 2/01/33 ............................................................                373,990         385,634
   FNMA, 4.772%, 3/01/35 ............................................................             20,817,836      21,400,606
   FNMA, 4.775%, 2/01/35 ............................................................              6,161,832       6,356,965
   FNMA, 4.78%, 7/01/35 .............................................................             23,472,911      24,452,936
   FNMA, 4.795%, 6/01/35 ............................................................             19,959,408      20,770,444
   FNMA, 4.843%, 9/01/35 ............................................................              8,468,189       8,808,915
   FNMA, 4.844%, 7/01/35 ............................................................             26,227,558      27,345,843

62 | Annual Report

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                     PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 4.848%, 9/01/35 ............................................................     $       12,490,504     $12,897,853
   FNMA, 4.858%, 1/01/38 ............................................................             29,980,452      31,127,642
   FNMA, 4.863%, 1/01/34 ............................................................                177,804         185,012
   FNMA, 4.867%, 10/01/34 ...........................................................             13,003,254      13,517,687
   FNMA, 4.869%, 12/01/35 ...........................................................              3,742,001       3,893,802
   FNMA, 4.891%, 7/01/35 ............................................................              5,583,272       5,812,075
   FNMA, 4.897%, 6/01/35 ............................................................              2,167,646       2,255,457
   FNMA, 4.902%, 1/01/36 ............................................................              7,870,582       8,176,098
   FNMA, 4.906%, 6/01/35 ............................................................              1,348,929       1,402,189
   FNMA, 4.919%, 7/01/35 ............................................................              5,616,893       5,843,472
   FNMA, 4.936%, 5/01/35 ............................................................              5,704,579       5,896,991
   FNMA, 4.947%, 12/01/33 ...........................................................              3,053,660       3,156,820
   FNMA, 4.948%, 12/01/35 ...........................................................              2,520,443       2,625,120
   FNMA, 4.951%, 1/01/34 ............................................................                 41,730          43,128
   FNMA, 4.957%, 11/01/35 ...........................................................             24,369,970      25,356,352
   FNMA, 4.972%, 6/01/35 ............................................................              1,070,957       1,101,913
   FNMA, 4.982%, 5/01/21 ............................................................                593,355         608,489
   FNMA, 4.987%, 5/01/25 ............................................................                532,863         547,924
   FNMA, 4.996%, 7/01/35 ............................................................              2,132,081       2,222,842
   FNMA, 5.00%, 1/01/17 - 6/01/35 ...................................................              3,269,294       3,383,962
   FNMA, 5.017%, 11/01/35 ...........................................................             24,891,058      25,967,151
   FNMA, 5.032%, 1/01/36 ............................................................             11,505,872      11,940,730
   FNMA, 5.054%, 2/01/35 ............................................................             14,684,586      15,232,714
   FNMA, 5.058%, 2/01/30 ............................................................                201,830         205,862
(b)FNMA, 5.062%, 10/01/34 ...........................................................                134,879         138,926
   FNMA, 5.069%, 1/01/34 ............................................................                 26,379          27,289
   FNMA, 5.099%, 6/01/29 ............................................................                544,842         560,852
   FNMA, 5.11%, 1/01/36 .............................................................             46,517,553      48,531,992
   FNMA, 5.118%, 7/01/17 ............................................................                660,105         681,177
   FNMA, 5.138%, 5/01/37 ............................................................              2,179,609       2,264,486
   FNMA, 5.141%, 3/01/36 ............................................................                218,486         227,106
   FNMA, 5.153%, 9/01/35 ............................................................              5,056,342       5,294,825
   FNMA, 5.168%, 10/01/35 ...........................................................              6,054,921       6,172,716
   FNMA, 5.174%, 1/01/36 ............................................................              2,156,518       2,244,552
   FNMA, 5.205%, 5/01/36 ............................................................              8,201,509       8,550,858
   FNMA, 5.242%, 6/01/32 ............................................................                349,218         350,503
   FNMA, 5.248%, 11/01/18 ...........................................................                 48,901          49,501
   FNMA, 5.25%, 5/01/35 .............................................................              1,287,039       1,335,192
   FNMA, 5.285%, 3/01/36 ............................................................              5,145,181       5,364,471
   FNMA, 5.294%, 12/01/24 ...........................................................                451,715         468,115
   FNMA, 5.307%, 1/01/19 ............................................................                724,855         718,245
   FNMA, 5.308%, 3/01/36 ............................................................                645,430         674,659
   FNMA, 5.333%, 1/01/36 ............................................................                186,113         191,618
   FNMA, 5.392%, 10/01/37 ...........................................................              6,401,600       6,713,277
   FNMA, 5.417%, 1/01/34 - 9/01/37 ..................................................             13,161,676      13,825,974
   FNMA, 5.425%, 8/01/36 ............................................................             16,339,861      17,153,491
   FNMA, 5.453%, 9/01/37 ............................................................             14,654,063      15,291,415
   FNMA, 5.455%, 8/01/37 ............................................................             19,504,652      20,295,852

                                                             Annual Report | 63

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                     PRINCIPAL AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
   FNMA, 5.489%, 6/01/36 ............................................................     $        5,174,753     $    5,416,031
(b)FNMA, 5.517%, 4/01/36 ............................................................              2,952,876          3,102,502
   FNMA, 5.588%, 6/01/17 ............................................................                  3,145              3,127
   FNMA, 5.612%, 8/01/36 ............................................................             17,637,395         18,566,841
   FNMA, 5.621%, 11/01/26 ...........................................................                 68,027             67,520
   FNMA, 5.658%, 4/01/36 ............................................................                719,985            757,541
   FNMA, 5.683%, 6/01/36 ............................................................             11,805,181         12,433,218
   FNMA, 5.766%, 4/01/36 ............................................................             16,373,579         17,237,446
(b)FNMA, 5.778%, 9/01/36 ............................................................                869,624            915,514
   FNMA, 5.782%, 12/01/33 ...........................................................                247,249            255,552
(b)FNMA, 5.817%, 7/01/46 ............................................................             55,215,803         58,318,960
   FNMA, 5.83%, 3/01/26 .............................................................                564,506            580,806
   FNMA, 5.853%, 6/01/36 ............................................................              6,595,087          6,971,852
   FNMA, 5.875%, 5/01/36 ............................................................              5,618,098          5,978,457
   FNMA, 5.899%, 6/01/35 ............................................................                218,282            230,674
   FNMA, 6.145%, 3/01/20 ............................................................                 82,487             83,420
   FNMA, 6.171%, 8/01/36 ............................................................             18,171,382         19,275,231
   FNMA, 6.189%, 5/01/21 ............................................................                272,551            279,906
   FNMA, 6.332%, 9/01/36 ............................................................              4,218,226          4,483,397
   FNMA, 6.48%, 8/01/22 .............................................................                 58,142             59,909
   FNMA, 6.493%, 1/01/26 ............................................................                513,275            523,598
   FNMA, 6.711%, 7/01/24 ............................................................                197,097            205,002
   FNMA, 6.836%, 10/01/17 ...........................................................                179,169            185,238
   FNMA, 6.898%, 12/01/17 ...........................................................                116,526            117,849
   FNMA, 6.989%, 2/01/20 ............................................................                448,230            456,607
   FNMA, 7.634%, 3/01/25 ............................................................                112,156            116,158
                                                                                                                 --------------
                                                                                                                  1,455,083,696
                                                                                                                 --------------

(a)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 1.1%
   GNMA, 3.625%, 7/20/21 - 9/20/31 ..................................................              5,922,759          6,111,797
   GNMA, 4.125%, 10/20/23 - 10/20/26 ................................................              7,004,881          7,115,736
   GNMA, 4.375%,  4/20/22 - 6/20/31 .................................................              9,823,671         10,047,067
                                                                                                                 --------------
                                                                                                                     23,274,600
                                                                                                                 --------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $1,918,883,862) ...........................                             1,931,523,313
                                                                                                                 --------------
   ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
    (COST $51,441) 0.0%(c)
   FINANCE 0.0%(c)
(a)Travelers Mortgage Services Inc., 1998-5A, A, FRN, 4.600%, 12/25/18 ..............                 50,572             44,503
                                                                                                                 --------------
   TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $1,918,935,303) ............                             1,931,567,816
                                                                                                                 --------------

                                                                                                SHARES
                                                                                          ------------------
   SHORT TERM INVESTMENTS 8.1%
   MONEY MARKET FUNDS (COST $101,980,417) 4.9%
(d)Institutional Fiduciary Trust Money Market Portfolio, 0.00% .......................            101,980,417        101,980,417
                                                                                                                 --------------

64 | Annual Report

Franklin Investors Securities Trust

   FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   REPURCHASE AGREEMENTS (COST $65,525,525) 3.2%
(e)Joint Repurchase Agreement, 0.049%, 11/02/09 (Maturity Value $ 65,525,795) .................   $     65,525,525  $    65,525,525
      Banc of America Securities LLC (Maturity Value $8,794,872)
      Barclays Capital Inc. (Maturity Value $8,794,872)
      BNP Paribas Securities Corp. (Maturity Value $10,552,931)
      Credit Suisse Securities (USA) LLC (Maturity Value $8,208,416)
      Deutsche Bank Securities Inc. (Maturity Value $8,653,336)
      HSBC Securities (USA) Inc. (Maturity Value $5,863,248)
      Morgan Stanley & Co. Inc. (Maturity Value $5,863,248)
      UBS Securities LLC (Maturity Value $8,794,872)
         Collateralized by U.S. Government Agency Securities, 2.55% - 5.00%,
           11/18/11 - 6/18/24;
           (f)U.S. Government Agency Discount Notes, 11/06/09 - 4/12/10;
              (f)U.S. Treasury Bills,
               4/01/10; and U.S. Treasury Notes, 2.125% - 3.875%, 1/31/10 - 3/31/13
                                                                                                                    ---------------
   TOTAL INVESTMENTS (COST $2,086,441,245) 101.9% ..............................................                      2,099,073,758

   OTHER ASSETS, LESS LIABILITIES (1.9)% .......................................................                        (39,903,395)
                                                                                                                    ---------------
   NET ASSETS 100.0% ...........................................................................                    $ 2,059,170,363
                                                                                                                    ===============

See Abbreviations on page 154.

(a)  The coupon rate shown represents the rate at period end.

(b) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

(c)  Rounds to less than 0.1% of net assets.

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(c) regarding joint repurchase agreement.

(f)  The security is traded on a discount basis with no stated coupon rate.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 65

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                                 YEAR ENDED OCTOBER 31,
CLASS A                                                 2009           2008             2007            2006              2005
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............  $       7.66    $      9.81    $      10.06    $        10.11    $      10.13
                                                    -----------------------------------------------------------------------------
Income from investment operations(a):

   Net investment income .........................         0.292          0.478           0.645             0.599           0.416

   Net realized and unrealized gains (losses) ....         1.072         (2.152)         (0.249)           (0.048)         (0.018)
                                                    -----------------------------------------------------------------------------
Total from investment operations .................         1.364         (1.674)          0.396             0.551           0.398
                                                    -----------------------------------------------------------------------------
Less distributions from net investment income ....        (0.294)        (0.476)         (0.646)           (0.601)         (0.418)
                                                    -----------------------------------------------------------------------------
Redemption fees(b) ...............................            --             --(c)           --(c)             --(c)           --(c)
                                                    -----------------------------------------------------------------------------
Net asset value, end of year .....................  $       8.73    $      7.66    $       9.81    $        10.06    $      10.11
                                                    =============================================================================

Total return(d) ..................................         18.32%        (17.75)%          4.02%             5.59%           4.00%

RATIOS TO AVERAGE NET ASSETS

Expenses(e) ......................................          0.96%          0.93%           0.89%             0.87%           0.89%

Net investment income ............................          3.66%          5.23%           6.44%             5.94%           4.26%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................  $    955,944    $   796,384    $  1,375,871    $    1,742,514    $  1,890,591

Portfolio turnover rate ..........................         51.46%         31.59%          69.25%            74.56%          77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                                   YEAR ENDED OCTOBER 31,
CLASS B                                                    2009           2008             2007            2006            2005
                                                       --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............     $      7.66    $      9.80      $     10.06     $     10.10      $   10.12
                                                       --------------------------------------------------------------------------

Income from investment operations(a):

   Net investment income .........................           0.228          0.400            0.567           0.524          0.339

   Net realized and unrealized gains (losses) ....           1.067         (2.133)          (0.254)         (0.037)        (0.015)
                                                       --------------------------------------------------------------------------
Total from investment operations .................           1.295         (1.733)           0.313           0.487          0.324
                                                       --------------------------------------------------------------------------
Less distributions from net investment income ....          (0.235)        (0.407)          (0.573)         (0.527)        (0.344)
                                                       --------------------------------------------------------------------------
Redemption fees(b) ...............................              --             --(c)            --(c)           --(c)          --(c)
                                                       --------------------------------------------------------------------------
Net asset value, end of year .....................     $      8.72    $      7.66      $      9.80     $     10.06      $   10.10
                                                       ==========================================================================

Total return(d) ..................................           17.31%        (18.28)%           3.17%           4.93%          3.25%

RATIOS TO AVERAGE NET ASSETS

Expenses(e) ......................................            1.71%          1.67%            1.61%           1.60%          1.62%

Net investment income ............................            2.91%          4.49%            5.72%           5.21%          3.53%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................     $    14,747    $    17,481      $    39,548     $    60,972      $  65,687

Portfolio turnover rate ..........................           51.46%         31.59%           69.25%          74.56%         77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 67

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                                    YEAR ENDED OCTOBER 31,
CLASS C                                                    2009          2008              2007              2006          2005
                                                       --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............     $       7.67   $     9.81       $      10.07       $    10.11    $   10.13
                                                       --------------------------------------------------------------------------
Income from investment operations(a):

   Net investment income .........................            0.260        0.441              0.605            0.561        0.373

   Net realized and unrealized gains (losses) ....            1.062       (2.140)            (0.259)          (0.039)      (0.015)
                                                       --------------------------------------------------------------------------
Total from investment operations .................            1.322       (1.699)             0.346            0.522        0.358
                                                       --------------------------------------------------------------------------
Less distributions from net investment income ....           (0.262)      (0.441)            (0.606)          (0.562)      (0.378)
                                                       --------------------------------------------------------------------------
Redemption fees(b) ...............................               --           --(c)              --(c)            --(c)        --(c)
                                                       --------------------------------------------------------------------------
Net asset value, end of year .....................     $       8.73   $     7.67       $       9.81       $    10.07    $   10.11
                                                       ==========================================================================

Total return(d) ..................................            17.69%      (17.96)%             3.50%            5.29%        3.59%

RATIOS TO AVERAGE NET ASSETS

Expenses(e) ......................................             1.36%        1.32%              1.29%            1.26%        1.29%

Net investment income ............................             3.26%        4.84%              6.04%            5.55%        3.86%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................     $    209,897   $  188,240       $    382,911       $  380,599    $ 331,218

Portfolio turnover rate ..........................            51.46%       31.59%             69.25%           74.56%       77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                                               YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                         2009            2008            2007            2006            2005
                                                  ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $       7.66    $       9.81    $      10.08    $      10.12    $      10.13
                                                  ----------------------------------------------------------------------------
Income from investment operations(a):

   Net investment income .......................         0.312           0.500           0.671           0.630           0.438

   Net realized and unrealized gains (losses) ..         1.071          (2.150)         (0.269)         (0.043)         (0.004)
                                                  ----------------------------------------------------------------------------
Total from investment operations ...............         1.383          (1.650)          0.402           0.587           0.434
                                                  ----------------------------------------------------------------------------
Less distributions from net investment income ..        (0.313)         (0.500)         (0.672)         (0.627)         (0.444)
                                                  ----------------------------------------------------------------------------
Redemption fees(b) .............................            --              --(c)           --(c)           --(c)           --(c)
                                                  ----------------------------------------------------------------------------
Net asset value, end of year ...................  $       8.73    $       7.66    $       9.81    $      10.08    $      10.12
                                                  ============================================================================

Total return ...................................         18.74%         (17.54)%          4.08%           5.96%           4.37%

RATIOS TO AVERAGE NET ASSETS

Expenses(d) ....................................          0.71%           0.68%           0.64%           0.62%           0.64%

Net investment income ..........................          3.91%           5.48%           6.69%           6.19%           4.51%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    186,816    $     91,831    $     85,416    $     94,185    $     38,822

Portfolio turnover rate ........................         51.46%          31.59%          69.25%          74.56%          77.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 69

Franklin Investors Securities Trust

      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY     PRINCIPAL AMOUNT(a)    VALUE
----------------------------------------------------------------------------------------------------------------------------------
 (b,c)SENIOR FLOATING RATE INTERESTS 91.6%
      AEROSPACE & DEFENSE 3.1%
      BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 ...........................     United States     $ 8,931,003     $ 8,957,796
      Hawker Beechcraft Inc.,
               Synthetic L/C, 2.283%, 3/26/14 ..................................     United States         405,588         322,442
               Term Loan B, 2.243% - 2.283%, 3/26/14 ...........................     United States       6,854,435       5,449,276
      ILC Industries Inc., June 2006 Term Loan, 2.243%, 2/24/12 ................     United States       3,133,526       2,997,741
      L-1 Identity Solutions Operating Co.,
               Tranche B-1 Term Loan, 6.75%, 8/05/13 ...........................     United States         871,039         876,846
               Tranche B-2 Term Loan, 7.25%, 8/05/13 ...........................     United States       3,433,582       3,456,474
      Spirit Aerosystems Inc. (Onex Wind Finance LP), Term B-1 Loan,
         2.034%, 12/31/11 ......................................................     United States      10,734,663      10,399,204
      TransDigm Inc., Term Loan B, 2.289%, 6/23/13 .............................     United States      10,115,000       9,726,655
                                                                                                                       -----------
                                                                                                                        42,186,434
                                                                                                                       -----------
      AIRLINES 0.4%
      Delta Air Lines Inc., Term Loan, 8.75%, 9/27/13 ..........................     United States       5,650,000       5,676,838
                                                                                                                       -----------
      APPAREL, ACCESSORIES & LUXURY GOODS 0.6%

   (d)Hanesbrands Inc., Term Loan B, 5.032%, 9/05/13 ...........................     United States       6,173,921       6,210,304
      The William Carter Co., Term Loan B, 1.743% - 1.781%, 7/14/12 ............     United States       2,436,401       2,381,582
                                                                                                                       -----------
                                                                                                                         8,591,886
                                                                                                                       -----------
      APPLICATION SOFTWARE 0.1%
      CCC Information Services Group Inc., Term Loan B, 2.50%, 2/10/13 .........     United States       1,403,455       1,363,106
                                                                                                                       -----------
      AUTO PARTS & EQUIPMENT 3.6%
      Cooper-Standard Automotive Canada Ltd.,
               Canadian Revolver, 6.75%, 12/23/10 ..............................        Canada             281,752         258,507
               DIP Term Loan B, 12.50%, 8/02/10 ................................        Canada             624,541         642,659
               Term Loan A, 6.75%, 12/23/10 ....................................        Canada             240,800         220,934
            (e)Term Loan B, 4.75%, 12/23/11 ....................................        Canada             734,249         673,673
      Cooper-Standard Automotive Inc.,
               DIP Term Loan A, 12.50%, 8/02/10 ................................     United States       1,562,918       1,608,258
               Multi-Curr Revolver, 4.50%, 12/23/10 ............................     United States         305,794         280,566
               Revolver, 6.75%, 12/23/10 .......................................     United States         672,797         617,292
            (e)Term Loan C, 4.75%, 12/23/11 ....................................     United States       1,834,120       1,682,805
            (e)Term Loan D, 4.75%, 12/23/11 ....................................     United States       2,038,815       1,870,613
               Term Loan E, 6.75%, 12/23/11 ....................................     United States       1,011,826         928,351
      Dayco Products LLC (Mark IV),
            (e)Replacement Term Loan, 6.75%, 6/23/11 ...........................     United States       7,860,231       3,602,603
               U.S. Term Facility (DIP TL), 8.50%, 5/04/10 .....................     United States       2,800,000       3,290,000
               U.S. Term Loan, 8.75%, 11/13/12 .................................     United States       3,525,000       3,512,627
      Federal-Mogul Corp.,
               Term Loan B, 2.188%, 12/27/14 ...................................     United States       7,919,088       6,102,647
               Term Loan C, 2.188%, 12/27/15 ...................................     United States         585,728         451,377
      Key Safety Systems Inc., Term Loan B, 2.494% - 2.533%, 3/10/14 ...........     United States      14,585,254      10,063,825
      Mark IV Industries Corp., Canadian Term Loan, 8.75%, 11/13/12 ............        Canada           1,175,000       1,170,876
      Tenneco Inc., Tranche B-1 Credit Linked, 5.746%, 3/16/14 .................     United States       8,663,122       8,186,650
      United Components Inc., Term Loan D, 2.72%, 6/29/12 ......................     United States       3,670,918       3,404,777
                                                                                                                       -----------
                                                                                                                        48,569,040
                                                                                                                       -----------

70 | Annual Report

Franklin Investors Securities Trust

     FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     COUNTRY        PRINCIPAL AMOUNT(a)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     BROADCASTING 5.5%
     Bresnan Communications LLC,
         Add-On Term Loan, 2.25% - 2.29%, 9/29/13 ...........................   United States     $      2,313,518     $ 2,228,688
         Initial Term Loan B, 2.25% - 2.48%, 9/29/13 ........................   United States            1,253,700       1,207,731
     Citadel Broadcasting Corp., Term Loan B, 2.04%, 6/12/14 ................   United States            6,582,075       4,533,404
     Discovery Communications Inc.,
         Term Loan B, 2.283%, 5/14/14 .......................................   United States           12,385,785      12,048,272
         Term Loan C, 5.25%, 5/14/14 ........................................   United States            3,283,500       3,336,857
     Entravision Communications Corp., Term Loan B, 5.54%, 3/29/13 ..........   United States           11,331,427      10,675,145
     Gray Television Inc., Term Loan B, 3.75% - 3.79%, 12/31/14 .............   United States           13,662,558      11,775,417
     LBI Media Inc., Term Loan B, 1.743%, 3/31/12 ...........................   United States              965,000         805,775
     Mediacom LLC, Tranche D, 5.50%, 3/31/17 ................................   United States            1,800,000       1,809,000
     Mission Broadcasting Inc., Term Loan B, 5.00%, 10/01/12 ................   United States            4,924,629       4,419,855
     Nexstar Broadcasting Inc., Term Loan B, 5.00% - 6.25%, 10/01/12 ........   United States            4,656,583       4,179,283
     Sinclair Television Group Inc., Tranche B Term Loan, 6.75%, 10/29/15 ...   United States            5,100,000       5,112,750
     Univision Communications Inc., Initial Term Loan, 2.533%, 9/29/14 ......   United States           16,600,000      13,422,279
                                                                                                                        ----------
                                                                                                                        75,554,456
                                                                                                                        ----------
     BUILDING PRODUCTS 0.5%
     Goodman Global Holdings Co. Inc., Term Loan B, 6.25%, 2/13/14 ..........   United States            6,125,000       6,144,906
                                                                                                                        ----------
     CABLE & SATELLITE 4.2%
     CSC Holdings Inc. (Cablevision),
         Incremental Term Loan, 2.049% - 2.194%, 3/29/13 ....................   United States            2,601,142       2,481,237
         Incremental Term Loan B-2, 2.049% - 2.194%, 3/29/16 ................   United States            7,560,825       7,332,072
     DIRECTV Holdings LLC,
         Term Loan B, 1.743%, 4/13/13 .......................................   United States            1,242,935       1,219,963
         Term Loan C, 5.25%, 4/13/13 ........................................   United States            7,345,757       7,357,209
     Insight Midwest Holdings, Term Loan B, 2.29%, 4/02/14 ..................   United States            9,825,000       9,363,579
     MCC Iowa,
         Term Loan E, 6.50%, 1/03/16 ........................................   United States            1,280,780       1,289,186
         Tranche D-1 Term Loan, 1.98%, 1/31/15 ..............................   United States              600,473         552,435
         Tranche D-2 Term Loan, 1.98%, 1/31/15 ..............................   United States              967,183         889,808
     UPC Financing Partnership,
         Term Loan N, 1.996%, 12/31/14 ......................................    Netherlands             7,598,462       7,126,726
         Term Loan T, 3.746%, 12/31/16 ......................................    Netherlands            12,140,074      11,684,821
  (d)Virgin Media Dover LLC, Tranche B10, 3.783%, 9/03/12 ...................   United States            8,596,283       8,468,371
                                                                                                                        ----------
                                                                                                                        57,765,407
                                                                                                                        ----------
     CASINOS & GAMING 3.9%
     Ameristar Casinos Inc., Term Loan B, 3.534%, 11/10/12 ..................   United States            4,528,023       4,501,611
     CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%, 7/13/12 ........   United States            3,695,616       3,523,541
     Green Valley Ranch Gaming LLC, Term Loan B, 2.283% - 2.288%,
      2/16/14 ...............................................................   United States            2,929,037       2,068,632
     Harrah's Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16 ............   United States            8,500,000       8,327,637
     Penn National Gaming Inc., Term Loan B, 1.99% - 2.21%, 10/03/12 ........   United States           11,051,096      10,710,933
     VML U.S. Finance LLC (Venetian Macau),
         Delayed Draw, 5.79%, 5/25/12 .......................................       Macau                7,513,283       6,983,597
         New Project Term Loans, 5.79%, 5/25/13 .............................       Macau                7,970,071       7,408,181
         Term Loan B, 5.79%, 5/25/13 ........................................       Macau               10,385,673       9,653,483
                                                                                                                        ----------
                                                                                                                        53,177,615
                                                                                                                        ----------

                                                              Annual Report | 71

Franklin Investors Securities Trust

     FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     COMMERCIAL PRINTING 0.2%
     Cenveo Corp.,
      Delayed Draw Term Loan, 4.792%, 6/21/13 ................................     United States  $           23,630    $    23,010
      Term Loan C, 4.792%, 6/21/13 ...........................................     United States           2,387,877      2,325,195
                                                                                                                        -----------
                                                                                                                          2,348,205
                                                                                                                        -----------
     COMMUNICATIONS EQUIPMENT 0.5%
     Brocade Communications Systems Inc., Term Loan, 7.00%, 10/07/13 .........     United States           3,226,468      3,247,644
     CommScope Inc., Term Loan B, 2.743% - 2.783%, 12/26/14 ..................     United States           3,593,161      3,483,570
                                                                                                                        -----------
                                                                                                                          6,731,214
                                                                                                                        -----------
     CONSTRUCTION & ENGINEERING 0.5%
     URS Corp., Term Loan B, 2.533% - 2.537%, 5/15/13 ........................     United States           6,931,391      6,864,967
                                                                                                                        -----------
     CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 1.7%
     Bucyrus International Inc., Tranche B Dollar Term Loan, 1.75% - 1.98%,
      5/04/14 ................................................................     United States           6,778,839      6,575,474
     Manitowoc Co. Inc., Term Loan B, 7.50%, 11/06/14 ........................     United States          10,818,250     10,669,499
     Oshkosh Truck Corp., Term Loan B, 6.29% - 6.33%, 12/06/13 ...............     United States           6,338,536      6,342,923
                                                                                                                        -----------
                                                                                                                         23,587,896
                                                                                                                        -----------
     DATA PROCESSING & OUTSOURCED SERVICES 3.6%
     Affiliated Computer Services Inc.,
        Additional Term Loan, 2.243% - 2.244%, 3/20/13 .......................     United States           6,984,873      6,911,608
        Term Loan B, 2.244%, 3/20/13 .........................................     United States           2,303,142      2,278,985
     Emdeon Business Services LLC, First Lien Term Loan, 2.29%, 11/16/13 .....     United States          10,624,734     10,146,621
     Fidelity National Information Services Inc., Tranche C Term Loan,
      4.473%, 1/18/12 ........................................................     United States           3,348,314      3,344,128
     First Data Corp.,
         Term Loan B-2, 3.033% - 3.036%, 9/24/14 .............................     United States           2,654,503      2,282,689
         Term Loan B-3, 3.033% - 3.036%, 9/24/14 .............................     United States           2,830,938      2,430,406
     Lender Processing Services Inc., Term Loan B, 2.743%, 7/02/14 ...........     United States           1,569,345      1,560,518
     Metavante Corp., Term Loan B, 3.733%, 11/01/14 ..........................     United States           8,165,243      8,158,441
     SunGard Data Systems Inc.,
      (d)Incremental Term Loan, 6.75%, 2/28/14 ...............................     United States           4,767,710      4,827,307
         Tranche A U.S. Term Loan, 1.994%, 2/28/14 ...........................     United States              61,283         57,702
         Tranche B U.S. Term Loan, 3.879% - 4.089%, 2/28/16 ..................     United States           7,503,295      7,300,976
                                                                                                                        -----------
                                                                                                                         49,299,381
                                                                                                                        -----------
     DISTILLERS & VINTNERS 0.3%
     Constellation Brands Inc., Term Loan B, 1.75%, 6/05/13 ..................     United States           3,770,905      3,635,782
                                                                                                                        -----------
     DIVERSIFIED CHEMICALS 1.8%
     Ashland Inc., Term Loan B, 7.65%, 5/13/14 ...............................     United States           4,412,656      4,491,717
  (d)Celanese U.S. Holdings LLC, Dollar Term Loan, 2.037%, 4/02/14 ...........     United States           9,984,853      9,365,343
     Huntsman International LLC, Term Loan B, 1.994%, 4/21/14 ................     United States          11,864,559     10,864,306
                                                                                                                        -----------
                                                                                                                         24,721,366
                                                                                                                        -----------
     DIVERSIFIED REAL ESTATE ACTIVITIES 0.5%
     CB Richard Ellis Services Inc., Term Loan B, 6.00%, 12/20/13 ............     United States           6,315,102      6,180,906
                                                                                                                        -----------

72 | Annual Report

Franklin Investors Securities Trust


      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                    COUNTRY        PRINCIPAL AMOUNT(a)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 (b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
      DIVERSIFIED SUPPORT SERVICES 4.0%
      ARAMARK Corp.,
         Synthetic L/C, 2.14%, 1/26/14 ....................................    United States     $        1,077,053     $   990,439
         Term Loan B, 2.118% - 2.158%, 1/26/14 ............................    United States             16,349,513      15,034,735
      JohnsonDiversey Inc.,
         Delay Draw, Term Loan, 2.483%, 12/16/10 ..........................    United States              2,201,175       2,192,234
         Term Loan B, 2.483%, 12/16/11 ....................................    United States             12,799,967      12,747,973
      Language Line LLC, Term Loan B, 5.75%, 11/04/15 .....................    United States              6,200,000       6,203,875
      Language Lines Inc., Term Loan B, 5.50%, 6/11/11 ....................    United States              5,372,258       5,372,258
      West Corp.,
         Term Loan B-2, 2.619%, 10/24/13 ..................................    United States              3,583,650       3,298,750
         Term Loan B-3, 7.25%, 10/24/13 ...................................    United States              3,977,203       3,999,559
         Term Loan B-4, 4.119%, 7/15/16 ...................................    United States              5,205,414       4,904,801
                                                                                                                        -----------
                                                                                                                         54,744,624
                                                                                                                        -----------
      DRUG RETAIL 0.6%
      Rite Aid Corp.,
         Tranche 3 Term Loan, 6.00%, 6/04/14 ..............................    United States              2,292,560       2,155,006
         Tranche 4 Term Loan, 9.50%, 6/10/15 ..............................    United States              5,520,000       5,722,402
                                                                                                                        -----------
                                                                                                                          7,877,408
                                                                                                                        -----------
      EDUCATION SERVICES 1.9%
      Bright Horizons Family Solution Inc., Term Loan B, 7.50%, 5/21/15 ...    United States              6,120,025       6,123,850
      Education Management LLC, Term Loan C, 2.063%, 6/01/13 ..............    United States             11,250,769      10,573,968
      Laureate Education Inc.,
         Closing Date Term Loan, 3.532%, 8/18/14 ..........................    United States              5,698,269       5,193,972
         Delayed Draw Term Loan, 3.532%, 8/18/14 ..........................    United States                852,834         777,358
         Term Loan B, 7.00%, 8/18/14 ......................................    United States              3,200,000       2,916,800
                                                                                                                        -----------
                                                                                                                         25,585,948
                                                                                                                        -----------
      ELECTRICAL COMPONENTS & EQUIPMENT 0.8%
      Baldor Electric Co., Term Loan B, 5.25%, 1/31/14 ....................    United States             11,477,918      11,469,677
                                                                                                                        -----------
      ELECTRONIC EQUIPMENT & INSTRUMENTS 0.7%
      Itron Inc., Dollar Term Loan, 4.00%, 4/18/14 ........................    United States              8,930,869       8,902,906
                                                                                                                        -----------
      ELECTRONIC MANUFACTURING SERVICES 0.5%
      FCI USA,
         Term Loan B1, 3.406%, 11/01/13 ...................................    United States              1,987,205       1,813,325
         Term Loan B5B, 3.406%, 11/03/14 ..................................    United States              1,987,205       1,821,605
      Flextronics International USA Inc.,
         Term Loan A, 2.494% - 2.54%, 10/01/14 ............................    United States              2,956,416       2,743,001
         Term Loan A-1, 2.534%, 10/01/14 ..................................    United States                849,545         788,219
                                                                                                                        -----------
                                                                                                                          7,166,150
                                                                                                                        -----------
      ENVIRONMENTAL & FACILITIES SERVICES 1.6%
      Casella Waste Systems Inc., Term Loan B, 7.00%, 4/09/14 .............    United States              5,310,290       5,356,755
   (d)Duratek Inc. (EnergySolutions), Term Loan B, 4.05%, 6/07/13 .........    United States              2,980,332       2,969,156

                                                              Annual Report | 73

Franklin Investors Securities Trust

     FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     ENVIRONMENTAL & FACILITIES SERVICES (CONTINUED)
     EnergySolutions LLC,
         Synthetic A Deposit, 4.00%, 6/07/13 .................................    United States  $        1,982,452     $ 1,977,496
      (d)Synthetic L/C, 4.00%, 6/07/13 .......................................    United States             442,693         441,586
      (d)Term Loan B, 4.05%, 6/07/13 .........................................    United States           6,211,935       6,188,640
  (f)EnviroSolutions Inc., Initial Term Loan, PIK, 11.00%, 7/07/12 ...........    United States           6,226,935       4,685,769
                                                                                                                        -----------
                                                                                                                         21,619,402
                                                                                                                        -----------
     FOOD DISTRIBUTORS 0.4%
     JRD Holdings Inc., Term Loan, 2.504%, 7/02/14 ...........................    United States           5,274,656       5,076,857
                                                                                                                        -----------
     FOOD RETAIL 0.3%
     Pantry Inc.,
       Delayed Draw Term Loan, 1.75%, 5/14/14 ................................    United States             783,291         742,658
       Term Loan B, 1.75%, 5/14/14 ...........................................    United States           2,719,193       2,578,135
                                                                                                                        -----------
                                                                                                                          3,320,793
                                                                                                                        -----------
     GENERAL MERCHANDISE STORES 1.1%
     Dollar General Corp., Tranche B-1 Term Loan, 2.993% - 3.031%,
      7/07/14 ................................................................    United States          15,618,625      14,965,642
                                                                                                                        -----------
     HEALTH CARE EQUIPMENT 1.1%

     DJO Finance LLC, Term Loan B, 3.243% - 3.283%, 5/20/14 ..................    United States          11,489,515      11,101,743
     Fresenius SE,

       Term Loan B1, 6.75%, 9/10/14 ..........................................       Germany              2,128,567       2,152,070
       Term Loan B2, 6.75%, 9/10/14 ..........................................       Germany              1,146,683       1,159,345
                                                                                                                        -----------
                                                                                                                         14,413,158
                                                                                                                        -----------
     HEALTH CARE FACILITIES 6.9%
     Community Health Systems Inc.,
       Delayed Draw Term Loan, 2.493%, 7/25/14 ...............................    United States             913,243         852,798
       Term Loan, 2.493% - 2.622%, 7/25/14 ...................................    United States          17,832,819      16,652,519
     HCA Inc., Term Loan B-1, 2.533%, 11/18/13 ...............................    United States          20,285,552      18,931,776
     Health Management Associates Inc., Term Loan B, 2.033%, 2/28/14 .........    United States           2,536,990       2,330,542
     HealthSouth Corp.,
       Term Loan B, 2.54% - 2.55%, 3/10/13 ...................................    United States           5,823,650       5,561,586
       Term Loan B-2, 4.04% - 4.05%, 9/10/15 .................................    United States           4,793,116       4,637,339
     Iasis Healthcare LLC,
       Delayed Draw Term Loan, 2.243%, 3/14/14 ...............................    United States           4,087,883       3,855,749
       Initial Term Loan, 2.243%, 3/14/14 ....................................    United States          11,812,431      11,141,650
       Synthetic L/C, 2.293%, 3/14/14 ........................................    United States           1,103,901       1,041,215
     LifePoint Hospitals Inc., Term Loan B, 2.015%, 4/15/12 ..................    United States           7,144,373       6,938,972
     Psychiatric Solutions Inc., Term Loan, 1.994% - 2.034%, 7/01/12 .........    United States           7,530,558       7,210,509
     Vanguard Health Holding Co. II LLC, Replacement Term Loan, 2.493%,
      9/23/11 ................................................................    United States          16,144,498      15,781,246
                                                                                                                        -----------
                                                                                                                         94,935,901
                                                                                                                        -----------
     HEALTH CARE SERVICES 2.2%
     AMR Holdco/EmCare Holdco, Term Loan B, 2.244% - 2.246%,
      2/10/12 ................................................................    United States           2,084,896       2,006,712
     DaVita Inc., Term Loan B-1, 1.75% - 1.79%, 10/05/12 .....................    United States          17,274,532      16,617,133

74 | Annual Report

Franklin Investors Securities Trust

     FRANKLIN FLOATING RATE DAILY ACCESS FUND                                          COUNTRY     PRINCIPAL AMOUNT(a)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     HEALTH CARE SERVICES (CONTINUED)
     Fresenius Medical Care Holdings Inc., Term Loan B, 1.658% - 1.667%,
        3/31/13 ................................................................        Germany    $        3,285,606    $ 3,163,766
     Team Finance LLC, Term Loan B, 2.285% - 2.407%, 11/23/12 ..................     United States          5,448,607      5,181,288
     VICAR Operating Inc., Incremental Term Loan, 1.75%, 5/16/11 ...............     United States          3,277,845      3,253,556
                                                                                                                         -----------
                                                                                                                          30,222,455
                                                                                                                         -----------
     HEALTH CARE SUPPLIES 0.6%
     Bausch and Lomb Inc.,
           Delayed Draw Term Loan, 3.504% - 3.533%, 4/28/15 ....................     United States          1,665,272      1,591,144
           Parent Term Loan, 3.533%, 4/28/15 ...................................     United States          6,857,432      6,552,180
                                                                                                                         -----------
                                                                                                                           8,143,324
                                                                                                                         -----------
     HOUSEHOLD PRODUCTS 0.3%

     Prestige Brands Inc., Term Loan B, 2.493%, 4/06/11 ........................     United States          4,537,541      4,458,135
                                                                                                                         -----------
     HOUSEWARES & SPECIALTIES 1.6%
     Jarden Corp.,
           Term Loan B1, 2.033%, 1/24/12 .......................................     United States          2,761,470      2,671,032
           Term Loan B2, 2.033%, 1/24/12 .......................................     United States          3,877,933      3,742,205
           Term Loan B4, 3.533%, 1/26/15 .......................................     United States          7,559,159      7,527,033
     Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.322%,
        10/04/11 ...............................................................     United States          8,343,692      8,274,164
                                                                                                                         -----------
                                                                                                                          22,214,434
                                                                                                                         -----------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.4%
     Dynegy Holdings Inc.,
           Term L/C Facility, 4.00%, 4/02/13 ...................................     United States          6,605,521      6,362,398
           Term Loan B, 4.00%, 4/02/13 .........................................     United States            660,688        636,371
     NRG Energy Inc.,
           Credit Link, 2.033%, 2/01/13 ........................................     United States          6,658,609      6,281,286
           Term Loan, 1.993% - 2.033%, 2/01/13 .................................     United States         12,382,428     11,680,753
     Texas Competitive Electric Holdings Co. LLC,
           Term Loan B-2, 3.744% - 3.783%, 10/10/14 ............................     United States          5,419,697      4,212,969
           Term Loan B-3, 3.744% - 3.783%, 10/10/14 ............................     United States          3,920,000      3,018,400
                                                                                                                         -----------
                                                                                                                          32,192,177
                                                                                                                         -----------
     INDUSTRIAL CONGLOMERATES 0.9%
     Sensus Metering Systems Inc., Term Loan B-3, 7.00%, 6/17/13 ...............     United States          7,825,173      7,854,517
     TriMas Co. LLC,
           Term Loan B, 2.496% - 2.50%, 8/02/13 ................................     United States          4,411,793      4,064,364
           Tranche B-1 L/C, 2.595%, 8/02/11 ....................................     United States          1,049,594        966,939
                                                                                                                         -----------
                                                                                                                          12,885,820
                                                                                                                         -----------
     INDUSTRIAL MACHINERY 2.5%
     Amsted Industries Inc., Delayed Draw, 2.29% - 2.48%, 4/05/13 ..............     United States          3,976,627      3,648,555
     CI Acquisition Inc. (Chart Industries), Term Loan B, 2.25%, 10/17/12 ......     United States          1,735,586      1,709,552
     Husky Injection Molding Systems Ltd. (Ontario Inc.), Term Loan,
        3.533%, 12/14/12 .......................................................        Canada              3,192,750      3,172,795
     Mueller Water Products Inc., Term Loan B, 5.781% - 5.783%,
        5/24/14 ................................................................     United States          3,058,959      2,995,232

                                                              Annual Report | 75

Franklin Investors Securities Trust

      FRANKLIN FLOATING RATE DAILY ACCESS FUND                            COUNTRY     PRINCIPAL AMOUNT(a)    VALUE
----------------------------------------------------------------------------------------------------------------------
 (b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
      INDUSTRIAL MACHINERY (CONTINUED)
      RBS Global Inc. (Rexnord),
       Incremental Tranche B-2, 2.50%, 7/22/13 .......................  United States  $        8,751,080  $ 8,393,747
       Tranche B-1 Term Loan B, 2.75% - 2.813%, 7/22/13 ..............  United States          14,170,744   13,651,146
                                                                                                           -----------
                                                                                                            33,571,027
                                                                                                           -----------
      INTEGRATED TELECOMMUNICATION SERVICES 1.8%
      GCI Holdings Inc., Add-On Term Loan, 4.50%, 8/31/12 ............  United States           6,056,930    5,935,792
      Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 2.746%,
       6/30/13 .......................................................  United States           2,983,742    2,871,851
      Wind Telecomunicazioni SpA,
       Term Loan B-2, 3.926%, 5/26/13 ................................      Italy               4,850,000    4,658,799
       Term Loan C-2, 4.926%, 5/26/14 ................................      Italy               4,850,000    4,658,022
      Windstream Corp., Tranche B-2 Term Loan, 3.00% - 3.04%,
        12/17/15 .....................................................  United States           6,970,732    6,780,256
                                                                                                           -----------
                                                                                                            24,904,720
                                                                                                           -----------
      INTERNET RETAIL 0.2%
      Ticketmaster, Term Loan B, 3.55%, 7/25/14 ......................  United States           3,000,000    2,955,000
                                                                                                           -----------
      IT CONSULTING & OTHER SERVICES 0.6%
      Acxiom Corp., Term Loan B, 1.993% - 2.92%, 9/14/12 .............  United States           5,167,222    5,141,386
   (d)CACI International Inc., Term B-2 Loan, 1.76% - 1.80%,
       5/03/11 .......................................................  United States           2,744,137    2,702,975
                                                                                                           -----------
                                                                                                             7,844,361
                                                                                                           -----------
      LEISURE FACILITIES 1.0%
      24 Hour Fitness Worldwide Inc., Term Loan B, 2.75% - 2.79%,
       6/08/12 .......................................................  United States           6,074,152    5,689,458
      Universal City Development Partners Ltd., Term Loan, 6.50%,
       11/06/14 ......................................................  United States           7,650,000    7,678,687
                                                                                                           -----------
                                                                                                            13,368,145
                                                                                                           -----------
      LEISURE PRODUCTS 0.1%
      PlayPower Inc., Term Loan B, 5.28% - 5.37%, 6/30/12 ............  United States           1,138,022    1,075,431
                                                                                                           -----------
      LIFE & HEALTH INSURANCE 1.6%

   (d)Conseco Inc., Term Loan, 6.50%, 10/10/13 .......................  United States          23,484,443   21,272,983
                                                                                                           -----------
      LIFE SCIENCES TOOLS & SERVICES 0.1%
      Life Technologies Corp., Term Loan B, 5.25%, 11/21/15 ..........  United States           1,741,117    1,753,449
                                                                                                           -----------
      METAL & GLASS CONTAINERS 1.2%
      Anchor Glass Container Corp., Term Loan, 6.75%, 6/20/14 ........  United States           4,995,164    5,009,735
      Crown Americas LLC,
       Additional Term B Dollar Loan, 1.995%, 11/15/12 ...............  United States           2,496,955    2,449,096
       Term B Dollar Loan, 1.995%, 11/15/12 ..........................  United States           4,833,045    4,740,410
      Owens-Brockway Glass Container Inc., Term Loan B, 1.744%,
       6/14/13 .......................................................  United States           4,600,000    4,494,582
                                                                                                           -----------
                                                                                                            16,693,823
                                                                                                           -----------
      MOVIES & ENTERTAINMENT 2.1%
      Cinemark USA Inc., Term Loan, 2.00% - 2.21%, 10/05/13 ..........  United States           2,928,467    2,785,180
   (e)Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%, 4/08/12 .........  United States          10,971,576    6,314,142

76 | Annual Report

Franklin Investors Securities Trust


      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                     COUNTRY        PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 (b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
      MOVIES & ENTERTAINMENT (CONTINUED)
      Regal Cinemas Corp., Term Loan, 4.033%, 10/27/13 ....................     United States     $       13,255,975     $13,167,598
      Zuffa LLC,
            Incremental Term Loan, 7.50%, 6/19/15 .........................     United States              4,900,000       4,875,500
            Initial Term Loan, 2.313%, 6/19/15 ............................     United States              1,973,323       1,780,924
                                                                                                                         -----------
                                                                                                                          28,923,344
                                                                                                                         -----------
      OIL & GAS DRILLING 0.5%
      Dresser Inc., Term Loan B, 2.679%, 5/04/14 ..........................     United States              7,794,806       7,309,252
                                                                                                                         -----------
      PACKAGED FOODS & MEATS 1.7%
      B&G Foods Inc., Term Loan C, 2.35%, 2/23/13 .........................     United States              3,056,185       3,006,522
      Dean Foods Co., Term Loan B, 1.625% - 1.665%, 4/02/14 ...............     United States              7,309,060       6,847,676
      Del Monte Foods Co., Term Loan B, 1.743% - 1.781%, 2/08/12 ..........     United States              5,699,538       5,598,907
      Michael Foods Inc., Term Loan B, 6.50%, 5/01/14 .....................     United States              5,240,705       5,310,580
      Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 10/06/14 ...................     United States              2,983,750       3,026,471
                                                                                                                         -----------
                                                                                                                          23,790,156
                                                                                                                         -----------
      PAPER PACKAGING 0.7%
   (d)Graham Packaging Co. LP, Term Loan C, 6.75%, 4/05/14 ................     United States              7,540,476       7,559,327
      Rock-Tenn Co., Term Loan B, 5.75%, 3/05/14 ..........................     United States              2,368,972       2,371,934
                                                                                                                         -----------
                                                                                                                           9,931,261
                                                                                                                         -----------
      PAPER PRODUCTS 1.6%
      Domtar Corp., Term Loan, 1.62%, 3/07/14 .............................     United States              7,947,328       7,589,698
      Georgia-Pacific LLC,
            Additional Term Loan, 2.283% - 2.464%, 12/20/12 ...............     United States              2,333,942       2,252,896
            Term Loan B, 2.283% - 2.464%, 12/20/12 ........................     United States              5,566,784       5,373,477
            Term Loan C, 3.533% - 3.714%, 12/23/14 ........................     United States              4,351,051       4,330,384
      Graphic Packaging International Inc., 2008 Incremental Term Loan,
         2.995% - 3.04%, 5/16/14 ..........................................     United States              2,955,000       2,844,188
                                                                                                                         -----------
                                                                                                                          22,390,643
                                                                                                                         -----------
      PERSONAL PRODUCTS 0.4%
      Chattem Inc., Term Loan B, 1.994% - 2.043%, 1/02/13 .................     United States              2,194,579       2,161,661
      Herbalife International Inc., Term Loan B, 1.74%, 7/21/13 ...........     United States              2,987,746       2,838,359
                                                                                                                         -----------
                                                                                                                           5,000,020
                                                                                                                         -----------
      PHARMACEUTICALS 1.2%
      Mylan Inc., Term Loan B, 3.50% - 3.563%, 10/02/14 ...................     United States              6,743,408       6,574,823
   (d)Warner Chilcott Co. LLC,
            Delayed Draw Term Loan, 5.75%, 4/30/15 ........................     United States              1,198,305       1,202,143
            Term Loan A, 5.50%, 10/30/14 ..................................     United States              3,423,729       3,434,695
            Term Loan B2, 5.75%, 4/30/15 ..................................     United States              1,711,864       1,717,347
   (d)Warner Chilcott Corp., Term Loan B1, 5.75%, 4/30/15..................     United States              3,766,102       3,778,165
                                                                                                                         -----------
                                                                                                                          16,707,173
                                                                                                                         -----------
      PROPERTY & CASUALTY INSURANCE 0.0%(g)
      Affirmative Insurance Holdings Inc., Term Loan, 9.25%, 1/31/14 ......     United States              1,104,851         552,426
                                                                                                                         -----------

                                                              Annual Report | 77

Franklin Investors Securities Trust

      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY      PRINCIPAL AMOUNT(a)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 (b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
      PUBLISHING 3.8%
      Dex Media East LLC, Term Loan B, 2.25%, 10/24/14 .........................  United States   $        1,348,343    $ 1,071,933
      Dex Media West LLC, Term Loan B, 7.00%, 10/24/14 .........................  United States           17,379,808     15,352,158
      Newsday LLC, Floating Rate Term Loan, 6.534%, 8/01/13 ....................  United States            5,000,000      4,987,500
   (d)R.H. Donnelley Inc.,
       Term Loan D-1, 3.75%, 6/30/11 ...........................................  United States            1,384,220      1,212,345
       Term Loan D-2, 6.75%, 6/30/11 ...........................................  United States           12,741,327     11,003,028
 (d,e)Tribune Co.,
       Initial Tranche B Advances, 5.25%, 5/16/14 ..............................  United States           19,920,771      9,437,465
       Term Loan X, 5.00%, 2/20/49 .............................................  United States            9,606,743      4,475,138
      Tribune Receivables LLC, Term Loan (DIP), 9.00%, 4/10/10 .................  United States            1,932,500      1,942,162
      Wenner Media LLC, Term Loan B, 1.993%, 10/02/13 ..........................  United States            2,421,947      2,203,972
                                                                                                                        -----------
                                                                                                                         51,685,701
                                                                                                                        -----------
      RAILROADS 0.4%
      Kansas City Southern Railway Co., Term Loan B, 2.00% - 2.24%, 4/26/13 ....  United States            6,263,344      5,950,176
                                                                                                                        -----------
      RESEARCH & CONSULTING SERVICES 1.0%
      Alix Partners LLP, Term Loan C, 2.25% - 2.30%, 10/12/13 ..................  United States            5,936,582      5,810,430
      Nielsen Finance LLC (VNU Inc.),
       Class A Term Loan, 2.244%, 8/09/13 ......................................  United States            7,133,662      6,658,083
       Class B Term Loan, 3.994%, 5/02/16 ......................................  United States            1,610,471      1,515,281
                                                                                                                        -----------
                                                                                                                         13,983,794
                                                                                                                        -----------
      SECURITY & ALARM SERVICES 0.1%
      Protection One Inc., Term Loan C, 2.49%, 3/31/12 .........................  United States            1,530,476      1,464,474
                                                                                                                        -----------
      SEMICONDUCTORS 0.4%
      Fairchild Semiconductor Corp.,
       Incremental Term Loan, 2.75%, 6/26/13 ...................................  United States            4,875,750      4,629,929
       Initial Term Loan, 1.75%, 6/26/13 .......................................  United States            1,390,669      1,309,836
                                                                                                                        -----------
                                                                                                                          5,939,765
                                                                                                                        -----------
      SPECIALIZED CONSUMER SERVICES 1.1%
      Affinion Group Inc., Term Loan B, 2.743%, 10/17/12 .......................  United States           11,123,022     10,697,566
      Brickman Group Holdings Inc., Term Loan B, 2.283%, 1/23/14 ...............  United States            4,283,003      4,043,870
                                                                                                                        -----------
                                                                                                                         14,741,436
                                                                                                                        -----------
      SPECIALTY CHEMICALS 5.1%
      Brenntag Holding GmbH & Co. KG,
       Acquisition Facility, 2.245% - 2.985%, 1/20/14 ..........................     Germany                 805,978        767,694
       Term Loan B2, 2.245%, 1/20/14 ...........................................  United States            1,833,996      1,746,881
      Cognis GmbH, Term Loan C, 2.299%, 9/15/13 ................................     Germany               5,500,000      5,020,713
      Compass Minerals Group Inc., Term Loan, 1.75% - 1.79%, 12/22/12 ..........  United States            6,504,168      6,439,127
      Hexion Specialty Chemicals BV,
       Term Loan C-2, 2.563%, 5/03/13 ..........................................   Netherlands             3,033,739      2,411,822
       Term Loan C-5, 2.563%, 5/03/13 ..........................................   Netherlands             1,173,000        932,535


78 | Annual Report

Franklin Investors Securities Trust

      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                   COUNTRY     PRINCIPAL AMOUNT(a)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(b,c)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     SPECIALTY CHEMICALS (CONTINUED)
     Hexion Specialty Chemicals Inc., Term Loan C-1, 2.563%, 5/03/13 .....    United States  $       13,965,658     $   11,102,698
     Nalco Co.,
          Term Loan, 6.50%, 5/13/16 ......................................    United States           8,234,665          8,389,065
          Term Loan B, 2.063%, 11/04/10 ..................................    United States             421,865            422,030
     Oxbow Carbon LLC,
          Delayed Draw Term Loan, 2.283%, 5/08/14 ........................    United States             838,376            797,505
          Term Loan B, 2.243% - 3.75%, 5/08/14 ...........................    United States           8,789,231          8,360,756
     Polypore Inc., U.S. Term Loan, 2.46%, 7/03/14 .......................    United States           5,423,648          5,077,891
     Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14 ........    United States           8,146,553          8,261,623
     Univar Inc., Opco Tranche B Term Loan, 3.243%, 10/10/14 .............    United States          11,347,776         10,361,938
                                                                                                                    --------------
                                                                                                                        70,092,278
                                                                                                                    --------------
     SYSTEMS SOFTWARE 0.4%
     Audatex North America Inc., Domestic Term Loan C, 2.063%, 5/16/14 ...    United States           3,854,448          3,702,679
     Rovi Corp., Term Loan B, 6.00%, 5/02/13 .............................    United States           1,544,940          1,552,665
                                                                                                                    --------------
                                                                                                                         5,255,344
                                                                                                                    --------------
     TRADING COMPANIES & DISTRIBUTORS 0.6%
     Ashtead Group PLC, Term Loan, 2.063%, 8/31/11 .......................    United Kingdom          2,891,854          2,787,024
     Interline Brands,
          Delayed Draw Term Loan, 2.035%, 6/23/13 ........................    United States           1,549,186          1,429,124
          Term Loan B, 1.994%, 6/23/13 ...................................    United States             485,618            447,983
     RSC Holdings III, Second Lien Term Loan, 3.79% - 3.91%, 11/30/13 ....    United States           4,000,000          3,630,000
                                                                                                                    --------------
                                                                                                                         8,294,131
                                                                                                                    --------------
     TRUCKING 0.2%
     Hertz Corp.,
          Credit Link, 0.292%, 12/21/12 ..................................    United States             377,149            352,844
          Term Loan B, 2.00% - 2.04%, 12/21/12 ...........................    United States           2,054,474          1,922,075
                                                                                                                    --------------
                                                                                                                         2,274,919
                                                                                                                    --------------
     WIRELESS TELECOMMUNICATION SERVICES 2.3%
     Intelsat Corp. (Panamsat),
          Tranche B-2-A, 2.746%, 1/03/14 .................................    United States           7,091,480          6,715,851
          Tranche B-2-B, 2.746%, 1/03/14 .................................    United States           7,089,315          6,713,801
          Tranche B-2-C, 2.746%, 1/03/14 .................................    United States           7,089,315          6,713,801
  (d)NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ............................    United States          11,784,700         11,868,171
                                                                                                                    --------------
                                                                                                                        32,011,624
                                                                                                                    --------------
     TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $1,270,253,084) ..........................................                                           1,252,331,072
                                                                                                                    --------------

                                                              Annual Report | 79

Franklin Investors Securities Trust

      FRANKLIN FLOATING RATE DAILY ACCESS FUND                                 COUNTRY            SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (COST $150,406) 0.0%(g)
      STEEL 0.0%(g)
 (h,i)Copperweld Holding Co., B, Escrow Account, .....................      United States             1,741   $       181,360
                                                                                                              ---------------

      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $1,270,403,490)                                                                                  1,252,512,432
                                                                                                              ---------------
      SHORT TERM INVESTMENTS (COST $155,407,971) 11.4%
      MONEY MARKET FUNDS 11.4%

   (j)Institutional Fiduciary Trust Money Market Portfolio, 0.00% ....      United States       155,407,971       155,407,971
                                                                                                              ---------------
      TOTAL INVESTMENTS (COST $1,425,811,461) 103.0% .................                                          1,407,920,403
      OTHER ASSETS, LESS LIABILITIES (3.0)% ..........................                                            (40,516,813)
                                                                                                              ---------------
      NET ASSETS 100.0% ..............................................                                        $ 1,367,403,590
                                                                                                              ===============

See Abbreviations on page 154.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  See Note 1(g) regarding senior floating rate interests.

(d) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

(e)  See Note 8 regarding defaulted securities.

(f)  Income may be received in additional securities and/or cash.

(g)  Rounds to less than 0.1% of net assets.

(h) Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2009, the value of this security was $181,360, representing 0.01% of net assets.

(i)  Non-income producing.

(j) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


80 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                                     YEAR ENDED OCTOBER 31,
CLASS A                                                             2009          2008          2007          2006        2005(a)
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
 Net asset value, beginning of year ...........................   $     9.58    $     9.89    $     9.79    $     9.77    $  10.00
                                                                 ----------------------------------------------------------------
Income from investment operations(b):

 Net investment income .......................................        0.347         0.334         0.398         0.346       0.263

 Net realized and unrealized gains (losses) ..................        0.645        (0.273)        0.113         0.036      (0.186)
                                                                 ----------------------------------------------------------------
Total from investment operations .............................        0.992         0.061         0.511         0.382       0.077
                                                                 ----------------------------------------------------------------
Less distributions from net investment income ................       (0.382)       (0.371)       (0.411)       (0.362)     (0.307)
                                                                 ----------------------------------------------------------------
Redemption fees(c) ...........................................           --            --(d)         --(d)         --(d)       --(d)
                                                                 ----------------------------------------------------------------
Net asset value, end of year .................................   $    10.19    $     9.58    $     9.89    $     9.79    $   9.77
                                                                 ================================================================

Total return(e) ..............................................        10.55%         0.56%         5.33%         3.99%       0.78%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ............         1.12%         1.48%         1.40%         1.37%       1.97%
Expenses net of waiver and payments by affiliates(g) .........         0.90%         0.90%         0.90%         0.90%       0.90%
Net investment income ........................................         3.04%         3.36%         3.97%         3.52%       2.68%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $  152,673    $   35,181    $   16,744    $   11,722    $ 10,311
Portfolio turnover rate ......................................        53.06%       115.61%        82.95%        86.38%      79.69%
Portfolio turnover rate excluding mortgage dollar rolls(h)....        53.06%       108.45%        49.38%        86.38%      79.69%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.001 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.

(h)   See Note 1(f) regarding mortgage dollar rolls.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 81

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                          YEAR ENDED
                                                                          OCTOBER 31,
ADVISOR CLASS                                                          2009       2008(a)
                                                                     ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................  $   9.59    $    9.98
                                                                     ---------------------
Income from investment operations(b):

 Net investment income ............................................     0.011        0.132

 Net realized and unrealized gains (losses) .......................     1.003       (0.357)
                                                                     ---------------------
Total from investment operations ..................................     1.014       (0.225)
                                                                     ---------------------
Less distributions from net investment income .....................    (0.404)      (0.165)
                                                                     ---------------------
Redemption fees(c) ................................................        --           --(d)
                                                                     ---------------------
Net asset value, end of year ......................................  $  10.20    $    9.59
                                                                     =====================

Total return(e) ...................................................     10.80%       (2.28)%


RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates .................      0.87%        1.23%
Expenses net of waiver and payments by affiliates(g) ..............      0.65%        0.65%
Net investment income .............................................      3.29%        3.61%

SUPPLEMENTAL DATA
Net assets, end of year (000's)  ..................................  $  1,893    $      75
Portfolio turnover rate ...........................................     53.06%      115.61%
Portfolio turnover rate excluding mortgage dollar rolls(h) ........     53.06%      108.45%

(a)   For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.001 per share.

(e)   Total return is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.

(h)   See Note 1(f) regarding mortgage dollar rolls.

 82 | The accompanying notes are an integral part of these financial statements.
                                                                 | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

   FRANKLIN LOW DURATION TOTAL RETURN FUND                                    COUNTRY          SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS (COST $104,200) 0.0%(a)
   BANKS 0.0%(a)
(b)Freddie Mac, 8.375%, pfd., Z..........................................   United States        4,000   $    4,400
                                                                                                         ----------

                                                                                       PRINCIPAL AMOUNT(c)
   CORPORATE BONDS 33.3%
   AUTOMOBILES & COMPONENTS 0.2                    %
   Ford Motor Credit Co. LLC, senior note,
    9.75%, 9/15/10 ......................................................   United States      200,000      205,067
    7.50%, 8/01/12 ......................................................   United States      100,000       97,445
                                                                                                         ----------
                                                                                                            302,512
                                                                                                         ----------
   BANKS 4.2%
   Barclays Bank PLC, senior note, 5.20%, 7/10/14 .......................   United Kingdom     400,000      426,973
   BB&T Corp., senior note, 5.70%, 4/30/14 ..............................   United States      500,000      541,560
(d)Commonwealth Bank of Australia, senior note, 144A, 3.75%, 10/15/14 ...     Australia      1,000,000    1,010,798
   PNC Funding Corp., senior note, 5.40%, 6/10/14 .......................   United States      750,000      812,650
(d)Royal Bank of Scotland PLC, senior note, 144A, 4.875%, 8/25/14 .......   United Kingdom     750,000      763,939
(e)Wells Fargo Capital XIII, pfd., 7.70%, Perpetual .....................   United States      100,000       93,500
(e)Wells Fargo Capital XV, pfd., 9.75%, Perpetual .......................   United States      150,000      162,000
   Western Corporate Federal Credit Union, senior note, 1.75%, 11/02/12 .   United States    2,000,000    2,001,404
   Westpac Banking Corp., senior note, 4.20%, 2/27/15 ...................     Australia        750,000      765,364
                                                                                                         ----------
                                                                                                          6,578,188
                                                                                                         ----------
   CAPITAL GOODS 1.7%
   Case New Holland Inc., senior note, 7.125%, 3/01/14 ..................   United States      200,000      199,000
   Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%, 4/15/14 ..   United States      300,000      360,305
   John Deere Capital Corp.,
    5.25%, 10/01/12 .....................................................   United States      250,000      271,868
    (f)senior note, FRN, 1.052%, 6/10/11 ................................   United States      300,000      302,393
   Masco Corp., senior note, 7.125%, 8/15/13 ............................   United States      500,000      522,262
   Northrop Grumman Corp., senior note, 3.70%, 8/01/14 ..................   United States      750,000      762,801
   RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 ..............   United States      200,000      198,500
                                                                                                         ----------
                                                                                                          2,617,129
                                                                                                         ----------
   COMMERCIAL & PROFESSIONAL SERVICES 0.1%
(d)Casella Waste Systems Inc., senior secured note, 144A, 11.00%,
    7/15/14 .............................................................   United States      100,000      106,250
                                                                                                         ----------
   CONSUMER DURABLES & APPAREL 1.8%
   D.R. Horton Inc., senior note, 5.375%, 6/15/12 .......................   United States    1,000,000    1,001,250
   Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................   United States      200,000      202,250
   The Ryland Group Inc., senior note,
    5.375%, 5/15/12 .....................................................   United States    1,000,000    1,005,000
    6.875%, 6/15/13 .....................................................   United States      500,000      517,500
                                                                                                         ----------
                                                                                                          2,726,000
                                                                                                         ----------
   CONSUMER SERVICES 0.5%
   Yum! Brands Inc., senior note, 4.25%, 9/15/15 ........................   United States      750,000      761,957
                                                                                                         ----------

                                                              Annual Report | 83

Franklin Investors Securities Trust

    FRANKLIN LOW DURATION TOTAL RETURN FUND                                           COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS (CONTINUED)
     DIVERSIFIED FINANCIALS 5.1%
     American Express Credit Corp., senior note, 5.125%, 8/25/14 ...............   United States               750,000   $   790,969
     Bank of America Corp., senior note, L, 7.375%, 5/15/14 ....................   United States               500,000       560,375
  (f)Bear Stearns Cos. LLC, FRN, 0.684%, 7/19/10 ...............................   United States               300,000       300,839
     Capital One Financial Corp., senior note, 7.375%, 5/23/14 .................   United States               400,000       454,438
  (f)Caterpillar Financial Services Corp., senior note, FRN, 1.033%, 6/24/11....   United States               300,000       302,348
     Citigroup Inc., senior note, 5.50%, 10/15/14 ..............................   United States             1,000,000     1,026,660
     Deutsche Bank AG, 4.875%, 5/20/13 .........................................      Germany                  200,000       214,054
     General Electric Capital Corp.,
      (f)FRN, 0.383%, 10/21/10 .................................................   United States                18,000        17,820
      5.90%, 5/13/14 ...........................................................   United States               500,000       547,771
  (d)GMAC LLC, senior note, 144A, 6.875%, 9/15/11 ..............................   United States               231,000       224,070
     The Goldman Sachs Group Inc., senior note, 3.625%, 8/01/12 ................   United States               750,000       773,234
     JPMorgan Chase & Co., senior note, 4.65%, 6/01/14 .........................   United States               750,000       791,967
(f,g)Lehman Brothers Holdings Inc., senior note, FRN, 3.005%, 7/18/11 ..........  United States               200,000        32,500
  (f)Merrill Lynch & Co. Inc., senior note, C, FRN, 0.389%, 3/23/10 ............   United States               300,000       300,031
     Morgan Stanley Dean Witter & Co., 5.30%, 3/01/13 ..........................   United States               200,000       211,673
     Morgan Stanley, senior note, 6.00%, 5/13/14 ...............................   United States               500,000       537,264
  (d)Pricoa Global Funding I, 144A, 5.45%, 6/11/14 .............................   United States               500,000       527,577
     Textron Financial Corp., 5.125%, 11/01/10 .................................   United States               250,000       250,262
                                                                                                                         -----------
                                                                                                                           7,863,852
                                                                                                                         -----------
     ENERGY 2.3%

     Anadarko Petroleum Corp., senior note, 5.75%, 6/15/14 .....................   United States               500,000       538,362
     Berry Petroleum Co., senior note, 10.25%, 6/01/14 .........................   United States               200,000       215,000
     BP Capital Markets PLC, senior note, 3.625%, 5/08/14 ......................   United Kingdom              600,000       620,721
     ConocoPhillips,
      4.75%, 2/01/14 ...........................................................   United States               100,000       107,474
      4.60%, 1/15/15 ...........................................................   United States               500,000       536,984
     El Paso Corp., senior note, 12.00%, 12/12/13 ..............................   United States               200,000       230,000
  (d)Gazprom, secured note, 144A, 7.51%, 7/31/13 ...............................       Russia                  100,000       106,137
     Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .....................   United States               300,000       304,500
     Petrohawk Energy Corp., senior note, 10.50%, 8/01/14 ......................   United States               200,000       219,000
  (d)Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .................   Switzerland                 200,000       187,897
     Valero Energy Corp., senior note, 6.875%, 4/15/12 .........................   United States               500,000       545,086
                                                                                                                         -----------
                                                                                                                           3,611,161
                                                                                                                         -----------
     FOOD & STAPLES RETAILING 0.3%
     Wal-Mart Stores Inc., 3.20%, 5/15/14 ......................................   United States               500,000       512,902
                                                                                                                         -----------
     FOOD, BEVERAGE & TOBACCO 1.2%
     Altria Group Inc., 7.75%, 2/06/14 .........................................   United States               100,000       114,216
  (d)Anheuser-Busch InBev NV, senior note, 144A, 7.20%, 1/15/14 ................   United States               100,000       112,758
     Bunge Ltd. Finance Co., senior note, 7.80%, 10/15/12 ......................   United States               500,000       552,828
  (d)Cargill Inc., 144A, 5.20%, 1/22/13 ........................................   United States               500,000       531,809
     ConAgra Foods Inc., 5.875%, 4/15/14  ......................................   United States               300,000       328,261
  (d)JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..........................   United States               200,000       223,000
                                                                                                                         -----------
                                                                                                                           1,862,872
                                                                                                                         -----------

84 | Annual Report

Franklin Investors Securities Trust

     FRANKLIN LOW DURATION TOTAL RETURN FUND                                          COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS (CONTINUED)
     HEALTH CARE EQUIPMENT & SERVICES 1.1%
  (d)CareFusion Corp., senior note, 144A, 5.125%, 8/01/14 .......................  United States               750,000   $   788,870
     Express Scripts Inc., senior note, 5.25%, 6/15/12 ..........................  United States               500,000       532,961
     Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11 ...................     Germany                  200,000       204,500
     Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14  .....  United States               200,000       209,000
                                                                                                                         -----------
                                                                                                                           1,735,331
                                                                                                                         -----------
     INSURANCE 1.1%
     Berkshire Hathaway Finance Corp., senior note, 4.00%, 4/15/12 ..............  United States               400,000       421,324
     Marsh & McLennan Cos. Inc., senior note, 5.15%, 9/15/10 ....................  United States               500,000       510,217
  (d)Metropolitan Life Global Funding I,
      144A, 2.875%, 9/17/12 .....................................................  United States               500,000       502,103
      senior secured note, 144A, 5.125%, 4/10/13 ................................  United States               250,000       264,814
                                                                                                                         -----------
                                                                                                                           1,698,458
                                                                                                                         -----------
     MATERIALS 1.3%
  (d)Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14  ............  United Kingdom              400,000       467,505
     The Dow Chemical Co., senior note, 4.85%, 8/15/12 ..........................  United States               750,000       781,336
  (d)NewPage Corp., senior secured note, 144A, 11.375%, 12/31/14 ................  United States               100,000       100,250
     Novelis Inc., senior note, 7.25%, 2/15/15 ..................................      Canada                  200,000       180,500
     Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 ................................    Australia                 200,000       215,679
     Solo Cup Co.,
      (d)senior secured note, 144A, 10.50%, 11/01/13 ............................  United States               100,000       107,000
         senior sub. note, 8.50%, 2/15/14 .......................................  United States               100,000        97,750
     Teck Resources Ltd., senior note, 9.75%, 5/15/14 ...........................      Canada                  100,000       112,750
                                                                                                                         -----------
                                                                                                                           2,062,770
                                                                                                                         -----------
     MEDIA 1.6%
(g,h)CCH II LLC, senior note, 10.25%, 9/15/10 ...................................  United States                50,000        60,750
     Clear Channel Communications Inc., senior note, 6.25%, 3/15/11 .............  United States             1,000,000       665,000
     EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ..........................  United States               700,000       717,500
     Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ........................  United States               200,000       197,500
     LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .....................  United States               200,000       188,500
     Reed Elsevier PLC, senior note, 7.75%, 1/15/14 .............................  United Kingdom               50,000        57,832
  (d)Univision Communications Inc., senior secured note, 144A, 12.00%,
      7/01/14 ...................................................................  United States               200,000       218,000
     Viacom Inc., 4.375%, 9/15/14 ...............................................  United States               350,000       359,316
                                                                                                                         -----------
                                                                                                                           2,464,398
                                                                                                                         -----------
     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1.3%
     Merck & Co Inc., senior note, 1.875%, 6/30/11 ..............................  United States               700,000       709,214
     Pfizer Inc., senior note, 4.45%, 3/15/12 ...................................  United States               250,000       265,250
  (d)Roche Holdings Inc., senior note, 144A, 4.50%, 3/01/12 .....................   Switzerland                250,000       264,536
     Watson Pharmaceuticals Inc., senior note, 5.00%, 8/15/14 ...................  United States               750,000       770,311
                                                                                                                         -----------
                                                                                                                           2,009,311
                                                                                                                         -----------
     REAL ESTATE 2.4%
  (d)Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14 ........................    Australia                 750,000       751,319
     Duke Realty LP, senior note,
      5.625%, 8/15/11 ...........................................................  United States               250,000       254,545
      7.375%, 2/15/15 ...........................................................  United States               400,000       421,988

                                                              Annual Report | 85

Franklin Investors Securities Trust

   FRANKLIN LOW DURATION TOTAL RETURN FUND                                           COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONTINUED)
   REAL ESTATE (CONTINUED)
(d)FelCor Lodging Trust Inc., senior secured note, 144A, 10.00%, 10/01/14 .....   United States               200,000   $   198,500
   HCP Inc., senior note, F, 4.875%, 9/15/10 ..................................   United States               750,000       755,568
   Simon Property Group LP, senior note, 5.00%, 3/01/12 .......................   United States               500,000       516,928
(d)WEA Finance/WT Finance Australia, 144A, 5.75%, 9/02/15 .....................   United States               750,000       754,721
                                                                                                                        -----------
                                                                                                                          3,653,569
                                                                                                                        -----------
   RETAILING 1.3%
   Macy's Retail Holdings Inc.,
    senior deb., 7.45%, 9/15/11 ...............................................   United States               900,000       927,000
    senior note, 5.35%, 3/15/12 ...............................................   United States             1,000,000       986,250
   Michaels Stores Inc., senior note, 10.00%, 11/01/14 ........................   United States               100,000       100,500
                                                                                                                        -----------
                                                                                                                          2,013,750
                                                                                                                        -----------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
   Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ................   United States               100,000        81,750
                                                                                                                        -----------
   SOFTWARE & SERVICES 0.5%
   Oracle Corp., senior note, 3.75%, 7/08/14 ..................................   United States               500,000       520,341
   SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 ....................   United States               200,000       204,500
                                                                                                                        -----------
                                                                                                                            724,841
                                                                                                                        -----------
   TECHNOLOGY HARDWARE & EQUIPMENT 0.3%
   Hewlett-Packard Co., senior note, 2.95%, 8/15/12 ...........................   United States               500,000       513,409
                                                                                                                        -----------
   TELECOMMUNICATION SERVICES 1.6%
   AT&T Inc., 4.95%, 1/15/13  .................................................   United States               100,000       106,781
(d)Cellco Partnership/Verizon Wireless, senior note, 144A, 5.25%, 2/01/12 .....   United States               200,000       213,845
(d)Digicel SA, senior note, 144A, 12.00%, 4/01/14 .............................      Jamaica                  200,000       227,000
   Inmarsat Finance PLC, senior note, 10.375%, 11/15/12 .......................   United Kingdom              200,000       207,500
   MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 .......................   United States               100,000       101,250
   Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ..........     Luxembourg                200,000       207,750
(f)Telecom Italia Capital SA, senior note, FRN, 0.894%, 7/18/11 ...............       Italy                   300,000       296,926
   Telefonica Europe BV, 7.75%, 9/15/10  ......................................    Netherlands                200,000       210,665
   Telefonica SA, senior note, 4.949%, 1/15/15 ................................       Spain                   500,000       529,983
   Verizon New England Inc., senior note, 6.50%, 9/15/11 ......................   United States               200,000       215,912
   Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 .....................   United States               200,000       218,431
                                                                                                                        -----------
                                                                                                                          2,536,043
                                                                                                                        -----------
   TRANSPORTATION 0.1%
(d)Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14 ............   United States               100,000       102,750
                                                                                                                        -----------
   UTILITIES 3.2%
   Ameren Corp., senior note, 8.875%, 5/15/14 .................................   United States               500,000       561,108
(d)Cenovus Energy Inc., senior note, 144A, 4.50%, 9/15/14 .....................       Canada                  700,000       719,352
   Duke Energy Corp., senior note, 6.30%, 2/01/14 .............................   United States               750,000       829,881
   Midamerican Energy Holdings Co., senior note, 3.15%, 7/15/12 ...............   United States               700,000       714,814
   NRG Energy Inc., senior note, 7.25%, 2/01/14 ...............................   United States               200,000       199,000
   PG&E Corp., senior note, 5.75%, 4/01/14 ....................................   United States               500,000       546,212
(f)Southern Co., senior note, 2008A, FRN, 1.125%, 8/20/10 .....................   United States               300,000       301,637
   Teco Finance Inc., senior note, 7.20%, 5/01/11 .............................   United States             1,000,000     1,051,051
                                                                                                                        -----------
                                                                                                                          4,923,055
                                                                                                                        -----------
   TOTAL CORPORATE BONDS (COST $49,001,685) ...................................                                          51,462,258
                                                                                                                        -----------

86 | Annual Report

Franklin Investors Securities Trust

    FRANKLIN LOW DURATION TOTAL RETURN FUND                                           COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     CONVERTIBLE BONDS 0.1%
     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
     Mylan Inc., cvt., senior note, 1.25%, 3/15/12 .............................   United States                86,000   $    85,140
     PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 .......................   United States                30,000        33,638
                                                                                                                         -----------
     TOTAL CONVERTIBLE BONDS (COST $ 98,348) ...................................                                             118,778
                                                                                                                         -----------
     ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
     SECURITIES 5.2%
     BANKS 2.1%
  (f)Countrywide Asset-Backed Certificates,
      2001-BC3, A, FRN, 0.724%, 12/25/31 .......................................   United States                 2,558         1,048
      2002-3, 1A1, FRN, 0.984%, 5/25/32 ........................................   United States                 1,795         1,311
  (f)FHLMC, 2996, FK, FRN, 0.495%, 6/15/35 .....................................   United States               155,955       156,027
     FNMA, G93-33, K, 7.00%, 9/25/23 ...........................................   United States                12,949        14,372
     Greenwich Capital Commercial Funding Corp., 2004-GG1, A7, 5.317%,
      6/10/36 ..................................................................   United States             1,000,000     1,023,405
(d,f)Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN,
      0.325%, 6/15/20 ..........................................................   United States             2,341,418     2,007,530
                                                                                                                         -----------
                                                                                                                           3,203,693
                                                                                                                         -----------
     DIVERSIFIED FINANCIALS 3.0%
  (f)Advanta Business Card Master Trust,
      2005-A2, A2, FRN, 0.3761%, 5/20/13 .......................................   United States               213,653       207,831
      2007-A4, A4, FRN, 0.275%, 4/22/13 ........................................   United States               427,305       415,662
  (f)Bank of America Credit Card Trust, 2007-A13, A13, FRN, 0.465%,
      4/15/12 ..................................................................   United States             1,500,000     1,499,820
  (f)Capital One Auto Finance Trust, 2006-C, A4, FRN, 0.275%, 5/15/13 ..........   United States                98,430        96,887
  (f) Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
     FRN, 0.744%, 2/25/35 ......................................................   United States                36,007        26,206
  (f) Chase Issuance Trust, 2007-A9, A9, FRN, 0.275%, 6/16/14 ..................   United States               500,000       493,420
  (f) MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN, 0.285%,
      11/15/12 .................................................................   United States             2,000,000     1,993,559
                                                                                                                         -----------
                                                                                                                           4,733,385
                                                                                                                         -----------
     REAL ESTATE 0.1%
  (f)Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B, FRN,
      0.354%, 9/25/37 ..........................................................   United States               162,836       129,029
                                                                                                                         -----------
     TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
     MORTGAGE-BACKED SECURITIES (COST $ 7,877,170) .............................                                           8,066,107
                                                                                                                         -----------
     MORTGAGE-BACKED SECURITIES 14.0%
  (f)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 1.8%
     FHLMC, 3.758%, 11/01/35 ...................................................   United States               875,540       906,294
     FHLMC, 4.176%, 12/01/34 ...................................................   United States                72,880        74,031
     FHLMC, 4.641%, 6/01/35 ....................................................   United States             1,687,088     1,751,994
     FHLMC, 5.098%, 10/01/33 ...................................................   United States                55,514        57,297
                                                                                                                         -----------
                                                                                                                           2,789,616
                                                                                                                         -----------
     FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 4.2%
     FHLMC Gold 15 Year, 5.00%, 10/01/23 .......................................   United States             2,317,315     2,450,080
     FHLMC Gold 15 Year, 6.00%, 6/01/23 ........................................   United States               499,564       535,593
     FHLMC Gold 30 Year, 5.00%, 1/01/39 ........................................   United States             3,422,699     3,552,923
                                                                                                                         -----------
                                                                                                                           6,538,596
                                                                                                                         -----------

                                                              Annual Report | 87

Franklin Investors Securities Trust

     FRANKLIN LOW DURATION TOTAL RETURN FUND                                           COUNTRY      PRINCIPAL AMOUNT(c)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
     MORTGAGE-BACKED SECURITIES (CONTINUED)
  (f)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 6.2%
     FNMA, 2.625%, 8/01/34 ......................................................   United States            16,268      $    16,432
     FNMA, 2.648%, 4/01/34 ......................................................   United States            12,922           13,083
     FNMA, 2.693%, 8/01/34 ......................................................   United States            97,945           99,296
     FNMA, 2.855%, 11/01/34 .....................................................   United States            11,485           11,699
     FNMA, 2.895%, 4/01/35 ......................................................   United States            22,381           22,197
     FNMA, 2.925%, 6/01/34 ......................................................   United States            35,198           34,981
     FNMA, 2.957%, 3/01/33 ......................................................   United States            55,138           55,280
     FNMA, 2.982%, 1/01/35 ......................................................   United States         1,324,766        1,338,549
     FNMA, 3.153%, 11/01/33 .....................................................   United States         1,603,755        1,646,769
     FNMA, 3.213%, 7/01/34 ......................................................   United States            42,476           43,624
     FNMA, 3.29%, 3/01/34 .......................................................   United States            25,974           26,221
     FNMA, 3.335%, 9/01/34 ......................................................   United States           688,465          707,285
     FNMA, 3.395%, 5/01/34 ......................................................   United States           896,911          916,785
     FNMA, 3.411%, 4/01/33 ......................................................   United States            17,831           18,558
     FNMA, 3.432%, 5/01/33 ......................................................   United States            24,948           25,711
     FNMA, 3.704%, 3/01/35 ......................................................   United States         1,805,128        1,857,117
     FNMA, 3.926%, 3/01/35 ......................................................   United States           198,900          204,526
     FNMA, 3.975%, 4/01/33 ......................................................   United States            97,556          100,117
     FNMA, 3.978%, 12/01/34 .....................................................   United States             7,261            7,522
     FNMA, 4.104%, 8/01/33 ......................................................   United States           117,356          117,888
     FNMA, 4.114%, 11/01/36 .....................................................   United States           263,814          273,093
     FNMA, 4.128%, 2/01/35 ......................................................   United States            96,895           99,554
     FNMA, 4.509%, 2/01/34 ......................................................   United States            37,392           38,548
     FNMA, 4.543%, 1/01/35 ......................................................   United States           801,022          827,583
     FNMA, 4.58%, 1/01/33 .......................................................   United States            12,993           13,429
     FNMA, 4.837%, 1/01/35 ......................................................   United States            24,881           25,702
     FNMA, 5.032%, 9/01/35 ......................................................   United States           758,450          796,549
     FNMA, 5.321%, 11/01/32 .....................................................   United States            76,692           78,722
     FNMA, 5.80%, 12/01/33 ......................................................   United States           125,422          129,341
                                                                                                                         -----------
                                                                                                                           9,546,161
                                                                                                                         -----------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 1.7%
     FNMA 15 Year, 4.50%, 1/01/24 ...............................................   United States         1,780,619        1,853,245
     FNMA 30 Year, 5.00%, 3/01/38 ...............................................   United States           796,060          826,596
     FNMA 30 Year, 9.00%, 12/01/20 ..............................................   United States               292              314
                                                                                                                         -----------
                                                                                                                           2,680,155
                                                                                                                         -----------
  (f)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.1%
     GNMA, 3.625%, 8/20/26 - 9/20/26 ............................................   United States            40,763           42,031
     GNMA, 4.375%, 4/20/26 ......................................................   United States            27,020           27,626
                                                                                                                         -----------
                                                                                                                              69,657
                                                                                                                         -----------
     TOTAL MORTGAGE-BACKED SECURITIES (COST $ 21,109,326) .......................                                         21,624,185
                                                                                                                         -----------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES 9.3%
(f,i)Government of Argentina, senior bond, FRN, 0.943%, 8/03/12 .................     Argentina              30,000            9,480
     Government of Indonesia,
      FR10, 13.15%, 3/15/10 .....................................................     Indonesia         150,000,000 IDR       16,076
      FR36, 11.50%, 9/15/19 .....................................................     Indonesia         165,000,000 IDR       18,746
     Government of Israel, 2680, 7.00%, 4/29/11 .................................       Israel              730,000 ILS      208,557

88 | Annual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                                  COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       Government of Korea, senior note, 5.75%, 4/16/14 ..................    South Korea          210,000         $   228,003
    (d)Government of Lithuania, 144A, 6.75%, 1/15/15 .....................     Lithuania           250,000             249,925
       Government of Malaysia,
        3.869%, 4/13/10 ..................................................     Malaysia             19,000    MYR        5,613
        3.756%, 4/28/11 ..................................................     Malaysia          5,310,000    MYR    1,587,591
        3.833%, 9/28/11 ..................................................     Malaysia          2,065,000    MYR      619,587
       Government of Mexico, MI10, 8.00%, 12/19/13 .......................      Mexico              38,350    MXN      298,773
       Government of Norway, 6.00%, 5/16/11 ..............................      Norway             655,000    NOK      120,471
       Government of Poland,
        4.75%, 4/25/12 ...................................................      Poland             760,000    PLN      261,375
        5.00%, 10/24/13 ..................................................      Poland             370,000    PLN      125,716
        5.75%, 4/25/14 ...................................................      Poland           4,595,000    PLN    1,591,588
       Government of Sri Lanka, A,
        8.50%, 1/15/13 ...................................................     Sri Lanka         3,400,000    LKR       28,322
        13.50%, 2/01/13 ..................................................     Sri Lanka         3,900,000    LKR       37,069
        11.25%, 7/15/14 ..................................................     Sri Lanka        11,700,000    LKR      105,651
        11.00%, 8/01/15 ..................................................     Sri Lanka        13,400,000    LKR      120,463
       Government of Sweden,
        5.25%, 3/15/11 ...................................................      Sweden           6,870,000    SEK    1,028,832
        5.50%, 10/08/12 ..................................................      Sweden          13,460,000    SEK    2,087,174
       Government of Venezuela,
        10.75%, 9/19/13 ..................................................     Venezuela            35,000              33,513
        (k) senior bond, Reg S, 5.375%, 8/07/10 ..........................     Venezuela            20,000              19,430
       KfWBankengruppe, senior note, 6.50%, 11/15/11 .....................      Germany            282,000    NZD      209,315
       Korea Treasury Bond,
        0400-1206, 4.00%, 6/10/12 ........................................    South Korea    4,550,000,000    KRW    3,793,134
        0475-1112, 4.75%, 12/10/11 .......................................    South Korea       95,000,000    KRW       80,435
       Nota Do Tesouro Nacional,
        9.609%, 1/01/13 ..................................................      Brazil                 700(l) BRL      373,961
        (m) Index Linked, 6.00%, 5/15/17 .................................      Brazil                 150(l) BRL      151,576
  (d,f)Societe Financement de l'Economie Francaise,
       senior bond, 144A, FRN,
        0.484%, 7/16/12 ..................................................      France           1,000,000           1,001,260
                                                                                                                   -----------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $ 14,453,879) ...............................................                                          14,411,636
                                                                                                                   -----------
       U.S. GOVERNMENT AND AGENCY SECURITIES 27.6%
       Bank of America Corp., FDIC Guaranteed, 2.375%, 6/22/12 ...........   United States       1,500,000           1,535,584
       FHLB,
        4.875%, 5/14/10 ..................................................   United States         500,000             512,228
        3.50%, 7/16/10 ...................................................   United States       1,000,000           1,022,532
        2.25% 4/13/12 ....................................................   United States       3,500,000           3,584,063
        5.75%, 5/15/12 ...................................................   United States         600,000             666,391
       FHLMC,
        4.875%, 2/09/10 ..................................................   United States         200,000             202,492
        2.875%, 4/30/10 ..................................................   United States         500,000             506,545
        2.375%, 5/28/10 ..................................................   United States         700,000             708,294
        2.875%, 6/28/10 ..................................................   United States       1,000,000           1,016,838
        4.125%, 7/12/10 ..................................................   United States         400,000             410,604
        5.125%, 8/23/10 ..................................................   United States         600,000             622,714
        5.125%, 7/15/12 ..................................................   United States       1,000,000           1,098,776

                                                              Annual Report | 89

Franklin Investors Securities Trust

     FRANKLIN LOW DURATION TOTAL RETURN FUND                          COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
--------------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
     FHLMC, (continued)
      5.50%, 8/20/12 ...........................................   United States              1,200,000  $ 1,332,818
      3.50%, 5/29/13 ...........................................   United States                500,000      528,278
      4.50%, 1/15/14 ...........................................   United States              2,000,000    2,182,762
      senior note, 2.50%, 4/23/14 ..............................   United States              3,000,000    3,019,689
     FNMA,
      7.25%, 1/15/10 ...........................................   United States                500,000      507,293
      7.125%, 6/15/10 ..........................................   United States                200,000      208,466
      3.00%, 7/12/10 ...........................................   United States              1,000,000    1,018,387
      4.25%, 8/15/10 ...........................................   United States                750,000      772,759
      4.375%, 9/13/10 ..........................................   United States                300,000      310,292
      2.875%, 10/12/10 .........................................   United States              3,600,000    3,682,418
      6.625%, 11/15/10 .........................................   United States                800,000      850,264
      5.00%, 10/15/11 ..........................................   United States                 50,000       53,995
     U.S. Treasury Note,
      5.125%, 6/30/11 ..........................................   United States              3,000,000    3,220,782
      4.875%, 7/31/11 ..........................................   United States              3,000,000    3,216,564
      4.50%, 11/30/11 ..........................................   United States              4,000,000    4,294,688
      1.25%, 10/15/12 ..........................................   United States              4,000,000    3,997,188
      1.75%, 2/28/14 ...........................................   United States              1,000,000      993,047
     (n)Index Linked, 3.00%, 7/15/12 ...........................   United States                600,119      644,988
                                                                                                         -----------
     TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $42,027,415) ........................................                                          42,721,739
                                                                                                         -----------
(f,o)SENIOR FLOATING RATE INTERESTS 2.8%
     CAPITAL GOODS 0.2%
     RBS Global Inc. (Rexnord),
      Incremental Tranche B-2, 2.50%, 7/22/13 ..................   United States                  9,078        8,708
      Tranche B-1 Term Loan B, 2.75% - 2.813%, 7/22/13 .........   United States                259,428      249,915
     TransDigm Inc., Term Loan B, 2.289%, 6/23/13 ..............   United States                 25,463       24,485
                                                                                                         -----------
                                                                                                             283,108
                                                                                                         -----------
     COMMERCIAL & PROFESSIONAL SERVICES 0.1%
     ARAMARK Corp.,
      Synthetic L/C, 2.14%, 1/26/14 ............................   United States                  5,392        4,958
      Term Loan B, 2.118% - 2.158%, 1/26/14 ....................   United States                 82,179       75,571
     Duratek Inc. (EnergySolutions), Term Loan B, 4.05%, 6/07/13   United States                 11,438       11,395
     EnergySolutions LLC,
      Synthetic L/C, 4.00%, 6/07/13 ............................   United States                  1,699        1,695
      Synthetic L/C (Add-On), 4.00%, 6/07/13 ...................   United States                    457          456
      Term Loan B, 4.05%, 6/07/13 ..............................   United States                 23,840       23,750
     JohnsonDiversey Inc.,
      Delay Draw, Term Loan, 2.483%, 12/16/10 ..................   United States                  2,253        2,243
      Term Loan B, 2.483%, 12/16/11 ............................   United States                  9,760        9,721
                                                                                                         -----------
                                                                                                             129,789
                                                                                                         -----------
     CONSUMER DURABLES & APPAREL 0.1%
     Jarden Corp.,
      Term Loan B1, 2.033%, 1/24/12 ............................   United States                  3,759        3,636
      Term Loan B2, 2.033%, 1/24/12 ............................   United States                 11,279       10,884
      Term Loan B4, 3.533%, 1/26/15 ............................   United States                117,123      116,625
                                                                                                         -----------
                                                                                                             131,145
                                                                                                         -----------

90 | Annual Report

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND                                            COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
(f,o)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     CONSUMER SERVICES 0.1%
     Education Management LLC, Term Loan C, 2.063%, 6/01/13 ..................   United States                48,647   $   45,721
     Penn National Gaming Inc., Term Loan B, 1.99% - 2.21%, 10/03/12 .........   United States                86,309       83,652
                                                                                                                       ----------
                                                                                                                          129,373
                                                                                                                       ----------
     FOOD & STAPLES RETAILING 0.1%
  (p)SUPERVALU Inc., Term Loan B, 1.504% - 1.531%, 6/02/12  ..................   United States               138,314      132,445
                                                                                                                       ----------
     FOOD, BEVERAGE & TOBACCO 0.3%
     Constellation Brands Inc., Term Loan B, 1.75%, 6/05/13 ..................   United States                 7,637        7,363
     Dean Foods Co., Term Loan B, 1.625% - 1.665%, 4/02/14 ...................   United States                32,956       30,876
  (p)Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 10/06/14 .......................   United States               415,659      421,610
                                                                                                                       ----------
                                                                                                                          459,849
                                                                                                                       ----------
     HEALTH CARE EQUIPMENT & SERVICES 0.8%
  (p)Community Health Systems Inc.,
      Delayed Draw Term Loan, 2.493%, 7/25/14 ................................   United States                22,614       21,117
      Term Loan, 2.493% - 2.622%, 7/25/14 ....................................   United States               443,272      413,933
     DaVita Inc., Term Loan B-1, 1.75% - 1.79%, 10/05/12  ....................   United States                15,598       15,004
     DJO Finance LLC, Term Loan B, 3.243% - 3.283%, 5/20/14  .................   United States               229,129      221,396
     Fresenius Medical Care Holdings Inc., Term Loan B, 1.658% - 1.667%,
      3/31/13 ................................................................      Germany                   12,976       12,495
     HCA Inc., Term Loan B-1, 2.533%, 11/18/13 ...............................   United States               464,366      433,376
     LifePoint Hospitals Inc., Term Loan B, 2.015%, 4/15/12 ..................   United States                83,812       81,403
                                                                                                                       ----------
                                                                                                                        1,198,724
                                                                                                                       ----------
     MATERIALS 0.4%
  (p)Ashland Inc., Term Loan B, 7.65%, 5/13/14  ..............................   United States                45,591       46,408
     Celanese U.S. Holdings LLC, Dollar Term Loan, 2.037%, 4/02/14 ...........   United States                61,932       58,090
     Georgia-Pacific LLC, Term Loan C, 3.533% - 3.714%, 12/23/14 .............   United States               116,030      115,479
  (p)Nalco Co., Term Loan, 6.50%, 5/13/16 ....................................   United States                56,824       57,889
  (p)Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14 ............   United States               422,291      428,256
                                                                                                                       ----------
                                                                                                                          706,122
                                                                                                                       ----------
     MEDIA 0.2%
     Cinemark USA Inc., Term Loan, 2.00% - 2.21%, 10/05/13 ...................   United States                14,825       14,099
  (p)CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2,
      2.049% - 2.194%, 3/29/16 ...............................................   United States               223,170      216,418
     DIRECTV Holdings LLC, Term Loan B, 1.743%, 4/13/13 ......................   United States                 9,655        9,477
     Discovery Communications Inc., Term Loan B, 2.283%, 5/14/14 .............   United States                 9,409        9,153
     Regal Cinemas Corp., Term Loan, 4.033%, 10/27/13 ........................   United States                19,630       19,499
  (p)UPC Financing Partnership, Term Loan T, 3.746%, 12/31/16 ................    Netherlands                 57,989       55,814
                                                                                                                       ----------
                                                                                                                          324,460
                                                                                                                       ----------
     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
     Mylan Inc., Term Loan B, 3.50% - 3.563%, 10/02/14 .......................   United States               261,759      255,215
                                                                                                                       ----------
     RETAILING 0.0%(a)
     Dollar General Corp., Tranche B-1 Term Loan, 2.993% - 3.031%, 7/07/14 ...  United States                  5,752        5,512
                                                                                                                       ----------
     SOFTWARE & SERVICES 0.0%(a)
     SunGard Data Systems Inc., Tranche A U.S. Term Loan, 1.994%, 2/28/14 ....   United States                27,310       25,714
                                                                                                                       ----------

                                                              Annual Report | 91

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND                                       COUNTRY      PRINCIPAL AMOUNT(c)       VALUE
-----------------------------------------------------------------------------------------------------------------------------
(f,o)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     TELECOMMUNICATION SERVICES 0.2%
     Intelsat Corp. (Panamsat),
      Tranche B-2-A, 2.746%, 1/03/14 ....................................  United States            96,944       $     91,809
      Tranche B-2-B, 2.746%, 1/03/14 ....................................  United States            96,914             91,780
      Tranche B-2-C, 2.746%, 1/03/14 ....................................  United States            96,914             91,781
      Incremental Term Loan B-2-A, 2.746%, 1/03/14 ......................  United States             1,158              1,096
      Incremental Term Loan B-2-B, 2.746%, 1/03/14 ......................  United States             1,157              1,096
      Incremental Term Loan B-2-C, 2.746%, 1/03/14 ......................  United States             1,157              1,096
  (p)NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ...........................  United States            14,918             15,024
     Windstream Corp., Tranche B-2 Term Loan, 3.00% - 3.04%, 12/17/15 ...  United States            10,632             10,341
                                                                                                                 ------------
                                                                                                                      304,023
                                                                                                                 ------------
     UTILITIES 0.1%
     NRG Energy Inc.,
      Credit Link, 2.033%, 2/01/13 ......................................  United States            89,911             84,816
      Term Loan, 1.993% - 2.033%, 2/01/13 ...............................  United States           167,409            157,923
                                                                                                                 ------------
                                                                                                                      242,739
                                                                                                                 ------------
     TOTAL SENIOR FLOATING RATE INTERESTS (COST $4,311,967) .............                                           4,328,218
                                                                                                                 ------------
     TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
      (COST $138,983,990) ...............................................                                         142,737,321
                                                                                                                 ------------
     SHORT TERM INVESTMENTS 8.7%
     FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.1%
  (q)Israel Treasury Bill, 10/06/10 .....................................    Israel               205,000 ILS         53,865
  (q)Norway Treasury Bill, 3/17/10 ......................................    Norway               235,000 NOK         40,744
                                                                                                                 ------------
     TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $90,588) ....................................................                                              94,609
                                                                                                                 ------------
     U.S. GOVERNMENT AND AGENCY SECURITIES (COST $199,978) 0.1%
  (q,r)U.S. Treasury Bill, 11/27/09 ...................................    United States           200,000            199,999
                                                                                                                 ------------
     TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
     (COST $139,274,556) ................................................                                         143,031,929
                                                                                                                 ------------
                                                                                                  SHARES
     MONEY MARKET FUNDS (COST $13,125,350) 8.5%
  (s)Institutional Fiduciary Trust Money Market Portfolio, 0.00%           United States        13,125,350         13,125,350
                                                                                                                 ------------
     TOTAL INVESTMENTS (COST $152,399,906) 101.0%                                                                 156,157,279
     OTHER ASSETS, LESS LIABILITIES (1.0)%                                                                         (1,591,163)
                                                                                                                 ------------
     NET ASSETS 100.0%                                                                                           $154,566,116
                                                                                                                 ============

(a)   Rounds to less than 0.1% of net assets.

(b)   Non-income producing.

(c)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $12,733,515, representing 8.24% of net assets.

92 | Annual Report

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

(e)   Perpetual security with no stated maturity date.

(f)   The coupon rate shown represents the rate at period end.

(g)   See Note 8 regarding defaulted securities.

(h)   See Note 11 regarding other considerations.

(i) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(j)   Principal amount is stated in 100 Mexican Peso Units.

(k) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the value of this security was $19,430, representing 0.01% of net assets.

(l)   Principal amount is stated in 1,000 Brazilian Real Units.

(m)   Redemption price at maturity is adjusted for inflation. See Note 1(i).

(n)   Principal amount of security is adjusted for inflation. See Note 1(i).

(o)   See Note 1(g) regarding senior floating rate interests.

(p)   A portion or all of the security purchased on delayed delivery basis. See
      Note 1(d).

(q)   The security is traded on a discount basis with no stated coupon rate.

(r) Security or a portion of the security has been segregated as collateral for open futures contracts. At October 31, 2009, the value of securities pledged amounted to $199,999.

(s) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At October 31, 2009, the fund had the following financial futures contracts outstanding. See Note 1(e).

FINANCIAL FUTURES CONTRACTS

                                                       NUMBER OF                                      UNREALIZED     UNREALIZED
DESCRIPTION                                    TYPE    CONTRACTS   NOTIONAL AMOUNT   DELIVERY DATE   APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note ..................   Long          129       $25,800,000     12/31/09      $   193,131    $         --
U.S. Treasury 5 Year Note ..................   Short          59         5,900,000     12/31/09               --         (71,390)
U.S. Treasury 10 Year Note .................   Short          58         5,800,000     12/21/09               --        (120,733)
                                                                                                     ---------------------------
 Unrealized appreciation (depreciation) ....                                                             193,131        (192,123)
                                                                                                     ---------------------------
  Net unrealized appreciation (depreciation)                                                         $     1,008
                                                                                                     ===========

At October 31, 2009, the fund had the following forward exchange contracts outstanding. See Note 1(e).

FORWARD EXCHANGE CONTRACTS

                                                                                         SETTLEMENT    UNREALIZED    UNREALIZED
CURRENCY                               COUNTERPARTY  TYPE  QUANTITY  CONTRACT AMOUNT(a)     DATE      APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar ..................     CITI       Buy     48,458              35,922   11/30/09   $          --  $     (1,269)
New Zealand Dollar ..................     CITI       Sell    48,458              29,784   11/30/09              --        (4,868)
New Zealand Dollar ..................     DBAB       Buy     85,140              63,381   11/30/09              --        (2,498)
New Zealand Dollar ..................     DBAB       Sell    85,140              52,391   11/30/09              --        (8,493)
New Zealand Dollar ..................     UBSW       Buy     85,656              63,407   11/30/09              --        (2,154)
New Zealand Dollar ..................     UBSW       Sell    85,656              52,563   11/30/09              --        (8,690)
Mexican Peso ........................     CITI       Sell   121,000               8,932   12/01/09              --          (192)
New Zealand Dollar ..................     BZWS       Buy    142,001             105,280   12/02/09              --        (3,750)
New Zealand Dollar ..................     BZWS       Sell   142,001              87,757   12/02/09              --       (13,773)
New Zealand Dollar ..................     DBAB       Buy     36,724              27,335   12/02/09              --        (1,077)
New Zealand Dollar ..................     DBAB       Sell    36,724              22,338   12/02/09              --        (3,919)


                                                              Annual Report | 93

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                                          SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                           COUNTERPARTY  TYPE    QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar ..............     FBCO        Buy         12,119               8,983    12/02/09  $         --   $       (318)
New Zealand Dollar ..............     FBCO       Sell         12,119               7,495    12/02/09            --         (1,170)
Euro ............................     UBSW       Sell        373,000             516,411     1/11/10            --        (32,204)
Euro ............................     BZWS       Sell        227,000             317,652     1/13/10            --        (16,220)
Philippine Peso .................     JPHQ        Buy      5,831,000             125,058     1/13/10            --         (3,222)
Euro ............................     DBAB       Sell         47,000              65,653     1/15/10            --         (3,474)
Euro ............................     CITI       Sell        532,000             759,600     1/27/10            --        (22,827)
Mexican Peso ....................     CITI       Sell        122,000               8,950     1/29/10            --           (173)
New Zealand Dollar ..............     UBSW        Buy         57,321              42,246     1/29/10            --         (1,438)
New Zealand Dollar ..............     UBSW       Sell         57,321              37,310     1/29/10            --         (3,497)
Singapore Dollar ................     JPHQ        Buy        647,494             465,522     2/08/10            --         (3,903)
Singapore Dollar ................     JPHQ       Sell        647,494             430,000     2/08/10            --        (31,618)
Malaysian Ringgit ...............     DBAB        Buy        462,000             126,489     2/17/10         8,306             --
Singapore Dollar ................     UBSW        Buy      1,253,000             902,868     3/23/10            --         (9,718)
Singapore Dollar ................     UBSW       Sell      1,253,000             824,966     3/23/10            --        (68,183)
Indian Rupee ....................     DBAB        Buy      1,355,000              26,187     4/09/10         2,307             --
Indian Rupee ....................     DBAB        Buy      2,905,000              56,103     4/12/10         4,968             --
Indian Rupee ....................     JPHQ        Buy      1,951,000              37,397     4/13/10         3,614             --
Indian Rupee ....................     JPHQ        Buy      1,915,000              37,395     4/15/10         2,852             --
Indian Rupee ....................     DBAB        Buy        673,000              13,119     4/19/10         1,020             --
Indian Rupee ....................     JPHQ        Buy        957,000              18,757     4/19/10         1,348             --
Chilean Peso ....................     CITI        Buy     37,334,000              63,693     4/26/10         7,280             --
Indian Rupee ....................     DBAB        Buy      1,361,000              26,263     4/26/10         2,312             --
Chilean Peso ....................     CITI        Buy     29,628,000              50,452     4/27/10         5,873             --
Chilean Peso ....................     JPHQ        Buy     29,522,000              50,452     4/27/10         5,672             --
Indian Rupee ....................     JPHQ        Buy        194,000               3,749     4/27/10           324             --
Chilean Peso ....................     CITI        Buy     47,586,000              80,723     4/28/10         9,745             --
Chilean Peso ....................     UBSW        Buy      5,958,000              10,090     4/28/10         1,237             --
Indian Rupee ....................     JPHQ        Buy        963,000              18,754     4/28/10         1,462             --
Indian Rupee ....................     JPHQ        Buy        964,000              18,755     4/30/10         1,478             --
Indian Rupee ....................     DBAB        Buy      1,843,000              37,552     6/01/10         1,031             --
Indian Rupee ....................     HSBC        Buy         55,000               1,134     6/02/10            17             --
Indian Rupee ....................     HSBC        Buy        270,000               5,625     6/03/10            26             --
Indian Rupee ....................     HSBC        Buy      1,805,000              37,557     6/04/10           221             --
Indian Rupee ....................     DBAB        Buy        903,000              18,789     6/07/10           106             --
Indian Rupee ....................     DBAB        Buy        455,000               9,440     6/08/10            80             --
Indian Rupee ....................     HSBC        Buy        362,000               7,503     6/08/10            71             --
Indian Rupee ....................     DBAB        Buy        368,000               7,564     6/10/10           134             --
Indian Rupee ....................     BZWS        Buy        550,000              11,340     6/11/10           165             --
Indian Rupee ....................     HSBC        Buy        368,000               7,549     6/11/10           149             --
Indian Rupee ....................     DBAB        Buy        920,000              18,887     6/16/10           349             --
Indian Rupee ....................     DBAB        Buy        838,000              16,998     6/21/10           517             --
Indonesian Rupiah ...............     JPHQ        Buy  5,835,300,000             530,000     6/30/10        51,901             --
New Zealand Dollar ..............     DBAB        Buy      1,348,065             986,379     7/06/10            --        (38,576)


94 | Annual Report

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                                          SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                           COUNTERPARTY  TYPE    QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar ..............     DBAB       Sell      1,348,065         848,000         7/06/10  $         --   $    (99,803)
New Zealand Dollar ..............     DBAB        Buy        142,170         103,784         7/30/10            --         (4,036)
New Zealand Dollar ..............     DBAB       Sell        142,170          91,486         7/30/10            --         (8,262)
New Zealand Dollar ..............     BZWS        Buy         55,442          40,284         8/03/10            --         (1,402)
New Zealand Dollar ..............     BZWS       Sell         55,442          35,594         8/03/10            --         (3,289)
New Zealand Dollar ..............     DBAB        Buy        141,629         103,347         8/03/10            --         (4,020)
New Zealand Dollar ..............     DBAB       Sell        141,629          90,975         8/03/10            --         (8,351)
New Zealand Dollar ..............     BZWS        Buy         27,935          20,296         8/04/10            --           (706)
New Zealand Dollar ..............     BZWS       Sell         27,935          17,934         8/04/10            --         (1,655)
New Zealand Dollar ..............     DBAB        Buy         56,112          40,945         8/04/10            --         (1,597)
New Zealand Dollar ..............     DBAB       Sell         56,112          35,850         8/04/10            --         (3,498)
New Zealand Dollar ..............     CITI        Buy        140,649         102,139         8/05/10            --         (3,520)
New Zealand Dollar ..............     CITI       Sell        140,649          91,847         8/05/10            --         (6,772)
New Zealand Dollar ..............     DBAB        Buy         41,724          30,442         8/05/10            --         (1,186)
New Zealand Dollar ..............     DBAB       Sell         41,724          27,196         8/05/10            --         (2,060)
New Zealand Dollar ..............     HSBC        Buy        289,000         210,739         8/05/10            --         (8,101)
New Zealand Dollar ..............     HSBC       Sell        289,000         186,925         8/05/10            --        (15,713)
New Zealand Dollar ..............     CITI        Buy         55,081          39,994         8/06/10            --         (1,377)
New Zealand Dollar ..............     CITI       Sell         55,081          35,996         8/06/10            --         (2,621)
New Zealand Dollar ..............     FBCO        Buy         27,490          19,971         8/06/10            --           (698)
New Zealand Dollar ..............     FBCO       Sell         27,490          17,903         8/06/10            --         (1,370)
New Zealand Dollar ..............     CITI       Sell         54,349          35,733         8/09/10            --         (2,360)
New Zealand Dollar ..............     DBAB       Sell         54,595          35,912         8/09/10            --         (2,352)
New Zealand Dollar ..............     FBCO       Sell         53,729          35,405         8/09/10            --         (2,253)
New Zealand Dollar ..............     FBCO       Sell         53,824          35,746         8/11/10            --         (1,970)
New Zealand Dollar ..............     DBAB       Sell         50,534          33,009         8/12/10            --         (2,398)
Israeli Shekel ..................     CITI        Buy        150,000          39,584         8/17/10           409             --
Israeli Shekel ..................     CITI        Buy        150,000          39,518         8/19/10           475             --
Israeli Shekel ..................     DBAB        Buy         15,000           3,952         8/19/10            48             --
Israeli Shekel ..................     CITI        Buy         57,600          15,070         8/20/10           287             --
Israeli Shekel ..................     CITI        Buy         98,200          25,753         8/23/10           429             --
New Zealand Dollar ..............     FBCO       Sell         49,380          32,560         8/24/10            --         (1,995)
New Zealand Dollar ..............     DBAB       Sell         49,000          32,757         8/27/10            --         (1,522)
Euro ............................     BZWS       Sell          2,400           3,534         9/20/10            10             --
Euro ............................     UBSW       Sell         15,642          22,935         9/23/10            --            (31)
Euro ............................     JPHQ       Sell          6,904          10,222         9/24/10            86             --
Malaysian Ringgit ...............     JPHQ        Buy         90,000          17,654 EUR     9/28/10           182             --
Euro ............................     DBAB       Sell      1,355,000        1,982,27        10/04/10            --         (6,961)
Philippine Peso .................     DBAB        Buy      2,962,000           61,39        10/04/10            --           (566)
Philippine Peso .................     HSBC        Buy      2,376,000           49,11        10/04/10            --           (323)
Philippine Peso .................     DBAB        Buy      3,542,000           73,68        10/05/10            --           (952)
Philippine Peso .................     HSBC        Buy      3,543,000           73,68        10/05/10            --           (934)
Indian Rupee ....................     DBAB        Buy     37,626,250          775,00        10/06/10         4,839             --
Philippine Peso .................     JPHQ        Buy        936,000           19,65        10/06/10            --           (436)

                                                              Annual Report | 95

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                                          SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                           COUNTERPARTY  TYPE    QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Philippine Peso .................     DBAB        Buy      2,908,000           61,41        10/07/10  $         --   $     (1,704)
Philippine Peso .................     CITI        Buy      1,164,000           24,56        10/08/10            --           (667)
Philippine Peso .................     DBAB        Buy      2,327,000           49,13        10/08/10            --         (1,354)
Philippine Peso .................     HSBC        Buy      2,331,000           49,12        10/08/10            --         (1,263)
Philippine Peso .................     JPHQ        Buy      1,160,000           24,54        10/08/10            --           (728)
Philippine Peso .................     DBAB        Buy        693,000           14,74        10/12/10            --           (517)
Philippine Peso .................     HSBC        Buy      1,155,000           24,55        10/13/10            --           (852)
Philippine Peso .................     JPHQ        Buy      2,582,000           55,17        10/13/10            --         (2,175)
Chinese Yuan ....................     HSBC        Buy         58,724           5,963 EUR    10/15/10            --           (105)
Chinese Yuan ....................     HSBC        Buy         19,095           2,900        10/25/10            --            (87)
Chinese Yuan ....................     HSBC        Buy         37,968           5,751        10/26/10            --           (157)
Chinese Yuan ....................     HSBC        Buy         18,971           2,868        10/27/10            --            (72)
Japanese Yen ....................     DBAB       Sell     59,567,300         650,000        10/28/10            --        (15,282)
Euro ............................     DBAB       Sell      1,051,000       1,554,009        10/29/10        11,390             --
                                                                                                      ---------------------------
 Unrealized appreciation (depreciation) ............................................................       132,720       (517,277)
                                                                                                      ---------------------------
  Net unrealized appreciation (depreciation) .......................................................                 $   (384,557)
                                                                                                                     ============

(a)   In U.S. dollars unless otherwise indicated.

At October 31, 2009, the fund had the following credit default swap contracts outstanding. See Note 1(e).

CREDIT DEFAULT SWAP CONTRACTS

                                                                        PERIODIC
                                                                        PAYMENT    EXPIRATION   UNREALIZED    UNREALIZED
DESCRIPTION                         COUNTERPARTY(a)  NOTIONAL AMOUNT(b)  RATE         DATE     APPRECIATION  DEPRECIATION  RATING(c)
-----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY PROTECTION
SINGLE NAME
Aetna Inc. .......................     MLCO          $         100,000      0.62%     3/20/13  $        897  $         --
Clear Channel Communications
 Inc. ............................     CITI                  1,000,000      5.00%     3/20/11        11,376            --
Dish Network Corp. ...............     FBCO                    500,000      1.00%    12/20/11            --        (3,275)
D.R. Horton Inc. .................     FBCO                  1,000,000      1.00%     6/20/12            --       (25,847)
Macy's Retail Holdings Inc. ......     FBCO                    400,000      5.00%     9/20/11            --       (12,141)
Macy's Retail Holdings Inc. ......     MSCO                    500,000      5.00%     9/20/11         4,444            --
Macy's Retail Holdings Inc. ......     FBCO                  1,000,000      5.00%     3/20/12            --       (36,641)
Marsh & McLennan Cos. Inc. .......     FBCO                    500,000      0.65%     9/20/10            --          (846)
Masco Corp. ......................     FBCO                    500,000      5.00%     9/20/13         5,984            --
Ryland Group Inc. ................     FBCO                  1,000,000      5.00%     6/20/12         2,534            --
Ryland Group Inc. ................     FBCO                    500,000      5.00%     6/20/13         3,106            --
Teco Finance Inc. ................     FBCO                  1,000,000      2.80%     6/20/11            --       (28,696)
Textron Financial Corp. ..........     MLCO                    250,000      0.27%    12/20/10         5,781            --

96 | Annual Report

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

CREDIT DEFAULT SWAP CONTRACTS (CONTINUED)

                                                                     PERIODIC
                                                                      PAYMENT  EXPIRATION    UNREALIZED    UNREALIZED
DESCRIPTION                       COUNTERPARTY(a) NOTIONAL AMOUNT(b)   RATE      DATE       APPRECIATION  DEPRECIATION  RATING(c)
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL PROTECTION(d)

SINGLE NAME ....................
UnitedHealth Group Inc. ........       MLCO       $         200,000    0.88%     3/20/13    $         --  $     (6,408)    A-

TRADED INDEX ...................
CDX.NA.HY.13 ...................       FBCO               1,000,000    5.00%    12/20/14           2,739            --     Non
                                                                                                                        Investment
                                                                                                                          Grade
CDX.NA.IG.13 ...................       FBCO               2,000,000    1.00%    12/20/14              --        (7,818) Investment
                                                                                                                          Grade
LCDX.NA.13 .....................       FBCO               4,000,000    5.00%    12/20/14          30,369            --     Non
                                                                                                                        Investment
                                                                                                                          Grade
                                                                                            --------------------------
 Unrealized appreciation (depreciation) ................................................          67,230      (121,672)
                                                                                            --------------------------
  Net unrealized appreciation (depreciation) ...........................................                  $    (54,442)
                                                                                                          ============

(a) Positions are generally not collateralized if the unrealized appreciation (depreciation) is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at year end:

COUNTERPARTY                                           COLLATERAL POSTED (RECEIVED)
----------------------------------------------------------------------------------
CITI                                                   $                  (284,849)
MLCO                                                                       (20,000)
                                                       ---------------------------
Total collateral for credit default swaps              $                  (304,849)
                                                       ===========================

(b) In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

(c) Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings are based on mapping into equivalent ratings from external vendors.

(d) The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 154.

Annual Report | The accompanying notes are an integral part of these financial
                                                              statements. | 97

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                                                    YEAR ENDED OCTOBER 31,
CLASS A                                                         2009        2008            2007          2006         2005
                                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................  $      8.60  $      9.92     $    9.95    $      9.91    $  10.22
                                                            -----------------------------------------------------------------
Income from investment operations(a):

 Net investment income ...................................        0.480        0.449         0.469          0.439       0.410

 Net realized and unrealized gains (losses) ..............        1.190       (1.289)       (0.010)         0.096      (0.280)
                                                            -----------------------------------------------------------------
Total from investment operations .........................        1.670       (0.840)        0.459          0.535       0.130
                                                            -----------------------------------------------------------------
Less distributions from net investment income ............       (0.620)      (0.480)       (0.489)        (0.495)     (0.440)
                                                            -----------------------------------------------------------------
Redemption fees(b) .......................................           --           --(c)         --(c)          --(c)       --(c)
                                                            -----------------------------------------------------------------
Net asset value, end of year .............................  $      9.65  $      8.60     $    9.92    $      9.95    $   9.91
                                                            =================================================================

Total return(d) ..........................................        20.25%       (8.79)%        4.62%          5.56%       1.27%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates ........         1.01%        1.01%         1.03%          1.03%       1.04%

Expenses net of waiver and payments by affiliates(e) .....         0.85%        0.85%         0.85%          0.85%       0.85%

Net investment income ....................................         4.75%        4.68%         4.69%          4.39%       3.88%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................  $ 1,244,157  $   780,551     $ 683,736    $   406,242    $291,473

Portfolio turnover rate ..................................       187.73%      300.07%       313.08%        251.50%      58.81%

Portfolio turnover rate excluding mortgage dollar
 rolls(f) ................................................        59.67%       68.00%        92.51%         89.19%      51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Effective September 1, 2008, the redemption fee was eliminated.

(c)   Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)   Benefit of expense reduction rounds to less than 0.01%.

(f)   See Note 1(f) regarding mortgage dollar rolls.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                    YEAR ENDED OCTOBER 31,
CLASS B                                                          2009         2008           2007          2006        2005
                                                               ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year...........................  $   8.60   $       9.92    $      9.94    $   9.91     $  10.22
                                                               ---------------------------------------------------------------
Income from investment operations(a):

  Net investment income......................................     0.406          0.412          0.422       0.392        0.356
                                                               ---------------------------------------------------------------
  Net realized and unrealized gains (losses).................     1.230         (1.291)         0.007       0.094       (0.266)
                                                               ---------------------------------------------------------------
Total from investment operations.............................     1.636         (0.879)         0.429       0.486        0.090
                                                               ---------------------------------------------------------------
Less distributions from net investment income................    (0.586)        (0.441)        (0.449)     (0.456)      (0.400)
                                                               ---------------------------------------------------------------
Redemption fees(b) ..........................................        --             --(c)          --(c)       --(c)        --(c)
                                                               ---------------------------------------------------------------
Net asset value, end of year.................................  $   9.65   $       8.60    $      9.92    $   9.94     $   9.91
                                                               ===============================================================

Total return(d)..............................................     19.67%         (9.15)%         4.31%       5.04%        0.87%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates............      1.41%          1.41%          1.43%       1.43%        1.44%

Expenses net of waiver and payments by affiliates(e).........      1.25%          1.25%          1.25%       1.25%        1.25%

Net investment income........................................      4.35%          4.28%          4.29%       3.99%        3.48%

SUPPLEMENTAL DATA

Net assets, end of year (000's)..............................  $ 22,492   $     19,176    $    20,422    $ 21,028     $ 21,366

Portfolio turnover rate......................................    187.73%        300.07%        313.08%     251.50%       58.81%

Portfolio turnover rate excluding mortgage dollar rolls(f)...     59.67%         68.00%         92.51%      89.19%       51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Effective September 1, 2008, the redemption fee was eliminated.

(c)   Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)   Benefit of expense reduction rounds to less than 0.01%.

(f)   See Note 1(f) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial
                                                              statements. | 99

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                     YEAR ENDED OCTOBER 31,
CLASS C                                                            2009          2008         2007          2006          2005
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................  $    8.60     $    9.91    $    9.94     $    9.91     $   10.22
                                                                ----------------------------------------------------------------
Income from investment operations(a):

 Net investment income .......................................      0.473         0.406        0.424         0.395         0.364

 Net realized and unrealized gains (losses) ..................      1.163        (1.275)      (0.005)        0.089        (0.275)
                                                                ----------------------------------------------------------------
Total from investment operations .............................      1.636        (0.869)       0.419         0.484         0.089
                                                                ----------------------------------------------------------------
Less distributions from net investment income ................     (0.586)       (0.441)      (0.449)       (0.454)       (0.399)
                                                                ----------------------------------------------------------------
Redemption fees(b) ...........................................         --            --(c)        --(c)         --(c)         --(c)
                                                                ----------------------------------------------------------------
Net asset value, end of year .................................  $    9.65     $    8.60    $    9.91     $    9.94     $    9.91
                                                                ================================================================

Total return(d) ..............................................      19.67%        (9.15)%       4.31%         5.03%         0.86%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates ............       1.41%         1.41%        1.43%         1.43%         1.44%

Expenses net of waiver and payments by affiliates(e)  ........       1.25%         1.25%        1.25%         1.25%         1.25%

Net investment income ........................................       4.35%         4.28%        4.29%         3.99%         3.48%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................  $ 237,596     $ 103,564    $  84,457     $  46,110     $  34,751

Portfolio turnover rate ......................................     187.73%       300.07%      313.08%       251.50%        58.81%

Portfolio turnover rate excluding mortgage dollar rolls(f) ...      59.67%        68.00%       92.51%        89.19%        51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(f) regarding mortgage dollar rolls.

100 | The accompanying notes are an integral part of these financial statements.
                                                                | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                    YEAR ENDED OCTOBER 31,
CLASS R                                                           2009          2008         2007          2006         2005
                                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................  $   8.60      $   9.92     $   9.94      $   9.91      $  10.22
                                                                ---------------------------------------------------------------
Income from investment operations(a):

 Net investment income .......................................     0.425         0.422        0.439         0.407         0.389

 Net realized and unrealized gains (losses) ..................     1.224        (1.286)       0.005         0.093        (0.284)
                                                                ---------------------------------------------------------------
Total from investment operations .............................     1.649        (0.864)       0.444         0.500         0.105
                                                                ---------------------------------------------------------------
Less distributions from net investment income ................    (0.599)       (0.456)      (0.464)       (0.470)       (0.415)
                                                                ---------------------------------------------------------------
Redemption fees(b) ..........................................         --            --(c)        --(c)         --(c)         --(c)
                                                                ---------------------------------------------------------------
Net asset value, end of year .................................  $   9.65      $   8.60     $   9.92      $   9.94      $   9.91
                                                                ===============================================================

Total return(d) ..............................................     19.97%       (9.01)%        4.47%         5.20%         1.01%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates ............      1.26%         1.26%        1.28%         1.28%         1.29%

Expenses net of waiver and payments by affiliates(e) .........      1.10%         1.10%        1.10%         1.10%         1.10%

Net investment income ........................................      4.50%         4.43%        4.44%         4.14%         3.63%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................  $ 85,024      $ 68,775     $ 57,935      $ 30,219      $ 21,647

Portfolio turnover rate ......................................    187.73%       300.07%      313.08%       251.50%        58.81%

Portfolio turnover rate excluding mortgage dollar rolls(f) ...     59.67%        68.00%       92.51%        89.19%        51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(f) regarding mortgage dollar rolls.

  Annual Report | The accompanying notes are an integral part of these financial
                                                               statements. | 101

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                                                      YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                       2009          2008         2007          2006         2005
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................  $    8.61     $    9.93    $    9.96     $    9.92    $    10.24
                                                                 ----------------------------------------------------------------
Income from investment operations(a):

  Net investment income .......................................      0.517         0.479        0.497         0.470         0.436

  Net realized and unrealized gains (losses) ..................      1.186        (1.295)      (0.012)        0.090        (0.289)
                                                                 ----------------------------------------------------------------
Total from investment operations ..............................      1.703        (0.816)       0.485         0.560         0.147
                                                                 ----------------------------------------------------------------
Less distributions from net investment income .................     (0.643)       (0.504)      (0.515)       (0.520)       (0.467)
                                                                 ----------------------------------------------------------------
Redemption fees(b) ............................................         --            --(c)        --(c)         --(c)         --(c)
                                                                 ----------------------------------------------------------------
Net asset value, end of year ..................................  $    9.67     $    8.61    $    9.93     $    9.96    $     9.92
                                                                 ================================================================

Total return ..................................................      20.52%        (8.64)%       4.99%         5.82%         1.43%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates .............       0.76%         0.76%        0.78%         0.78%         0.79%

Expenses net of waiver and payments by affiliates(d) ..........       0.60%         0.60%        0.60%         0.60%         0.60%

Net investment income .........................................       5.00%         4.93%        4.94%         4.64%         4.13%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................  $  668,955    $ 345,256    $ 280,776     $ 222,992    $  178,792

Portfolio turnover rate .......................................     187.73%       300.07%      313.08%       251.50%        58.81%

Portfolio turnover rate excluding mortgage dollar rolls(e) ....      59.67%        68.00%       92.51%        89.19%        51.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d)  Benefit of expense reduction rounds to less than 0.01%.

(e)  See Note 1(f) regarding mortgage dollar rolls.

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

FRANKLIN TOTAL RETURN FUND                                            COUNTRY/ORGANIZATION          SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS (COST $1,000,891) 0.0%(a)
   AUTOMOBILES & COMPONENTS 0.0%(a)
(b)General Motors Corp., 6.25%, cvt. pfd., C .......................     United States               43,500         $   130,500
                                                                                                                    -----------
   PREFERRED STOCKS (COST $164,010) 0.0%(a)
   DIVERSIFIED FINANCIALS 0.0%(a)
(c)Preferred Blocker Inc., 7.00%, pfd., 144A .......................     United States                  462             282,152
                                                                                                                    -----------
                                                                                             PRINCIPAL AMOUNT(d)
   CORPORATE BONDS 34.4%
   AUTOMOBILES & COMPONENTS 0.7%
   Ford Motor Credit Co. LLC, senior note,
    9.875%, 8/10/11 ................................................     United States              2,000,000         2,050,000
    7.50%, 8/01/12 .................................................     United States              2,500,000         2,436,112
   The Goodyear Tire & Rubber Co., senior note, 7.857%, 8/15/11 ....     United States             10,000,000        10,225,000
                                                                                                                    -----------
                                                                                                                     14,711,112
                                                                                                                    -----------
   BANKS 2.8%
   Barclays Bank PLC, senior note, 5.20%, 7/10/14 ..................     United Kingdom             3,200,000         3,415,786
   BB&T Corp., senior note, 6.85%, 4/30/19 .........................     United States              6,800,000         7,656,480
(c,e) BNP Paribas, 144A, 7.195%, Perpetual .........................         France                 3,500,000         3,237,500
(c)Commonwealth Bank of Australia, senior note, 144A, 5.00%,
    10/15/19 .......................................................       Australia               10,000,000        10,001,699
   Compass Bank, 6.40%, 10/01/17 ...................................     United States              3,700,000         3,568,491
   Countrywide Financial Corp., 4.00%, 3/22/11 .....................     United States              1,300,000         1,325,748
(f)Fifth Third Capital Trust IV, junior sub. note, FRN, 6.50%,
    4/15/67 ........................................................     United States              3,000,000         2,145,000
(f)First Tennessee Bank, senior note, FRN, 0.433%, 12/17/09 ........     United States                200,000           199,804
   HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 ....................     United Kingdom             3,000,000         3,299,747
(g)HSBK (Europe) BV, Reg S, 7.25%, 5/03/17 .........................       Kazakhstan               3,850,000         3,221,155
   Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19 ..     United Kingdom             7,000,000         7,132,930
   Svensk Exportkredit AB, senior note, 7.625%, 6/30/14 ............         Sweden                   410,000 NZD       307,606
   UBS AG Stamford, senior note, 5.875%, 12/20/17 ..................     United States              4,000,000         4,112,256
(e)Wachovia Capital Trust III, junior sub. bond, 5.80%,
    Perpetual ......................................................     United States              4,000,000         2,860,000

(e)Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ................     United States              2,000,000         1,870,000
(e)Wells Fargo Capital XV, pfd., 9.75%, Perpetual ..................     United States              5,500,000         5,940,000
   Wells Fargo Financial Inc., senior note, 5.50%, 8/01/12 .........     United States                850,000           913,068
   Willis North America Inc., senior note, 7.00%, 9/29/19 ..........     United States              2,600,000         2,641,636
                                                                                                                    -----------
                                                                                                                     63,848,906
                                                                                                                    -----------
   CAPITAL GOODS 1.2%
   Case New Holland Inc., senior note, 7.125%, 3/01/14 .............     United States              1,500,000         1,492,500
   Hubbell Inc., 6.375%, 5/15/12  . ................................     United States              1,000,000         1,060,737
   Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%,
    4/15/14 ........................................................     United States              3,900,000         4,683,962
   Masco Corp., senior note, 7.125%, 8/15/13 .......................     United States             15,000,000        15,667,875
   RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .........     United States              2,000,000         1,990,000
   RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 .........     United States              1,500,000         1,488,750
                                                                                                                    -----------
                                                                                                                     26,383,824
                                                                                                                    -----------

                                                            Annual  Report | 103

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND                                             COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONTINUED)
   CONSUMER DURABLES & APPAREL 1.8%
   Centex Corp., senior note,
    7.50%, 1/15/12 ..................................................     United States            3,750,000         $ 3,937,500
    5.45%, 8/15/12 ..................................................     United States            5,000,000           5,075,000
   D.R. Horton Inc., senior note, 5.375%, 6/15/12 ...................     United States            4,000,000           4,005,000
   Jarden Corp., senior sub. note, 7.50%, 5/01/17 ...................     United States            1,500,000           1,485,000
   Meritage Homes Corp., senior note, 6.25%, 3/15/15 ................     United States            5,000,000           4,637,500
   The Ryland Group Inc., senior note,
    5.375%, 5/15/12 .................................................     United States            7,000,000           7,035,000
    6.875%, 6/15/13 .................................................     United States           10,000,000          10,350,000
   Standard Pacific Corp., senior note, 7.75%, 3/15/13 ..............     United States            4,000,000           3,660,000
                                                                                                                     -----------
                                                                                                                      40,185,000
                                                                                                                     -----------
   CONSUMER SERVICES 0.7%
(c)Harrah's Operating Co. Inc., senior secured note, 144A, 11.25%,
    6/01/17 .........................................................     United States              500,000             512,500
(c)Harrah's Operating Escrow, senior secured note, 144A,
   11.25%,
    6/01/17 .........................................................     United States            2,000,000           2,055,000
   MGM MIRAGE, senior note, 6.625%, 7/15/15 .........................     United States            3,000,000           2,287,500
(c)New York City IDA, 144A, 11.00%, 3/01/29 ........................      United States              700,000             749,497
   Pinnacle Entertainment Inc., senior sub. note, 7.50%, 6/15/15 ....     United States            1,500,000           1,357,500
   Royal Caribbean Cruises Ltd., senior note, 7.25%, 6/15/16 ........     United States            1,500,000           1,391,250
   Starwood Hotels & Resorts Worldwide Inc., senior note,
    6.25%, 2/15/13 ..................................................     United States            3,144,000           3,144,000
    6.75%, 5/15/18 ..................................................     United States            1,500,000           1,451,250
(h)Station Casinos Inc., senior note, 7.75%, 8/15/16 ................     United States              800,000             198,000
(c,i) Universal City Development,
   senior note, 144A, 8.875%, 11/15/15 ..............................     United States              600,000             597,000
   senior sub. note, 144A, 10.875%, 11/15/16 ........................     United States              200,000             201,000
   Yum! Brands Inc., senior note, 5.30%, 9/15/19 ....................     United States            3,000,000           3,039,894
                                                                                                                     -----------
                                                                                                                      16,984,391
                                                                                                                     -----------
   DIVERSIFIED FINANCIALS 7.0%
   American Express Centurion, senior note, 5.95%, 6/12/17 ..........     United States              800,000             823,270
   American Express Co., senior note, 7.00%, 3/19/18 ................     United States            4,300,000           4,756,991
(e)Bank of America Corp., pfd., sub. bond, M, 8.125%, ..............      United States            6,000,000           5,403,180
   Perpetual
   The Bear Stearns & Co. Inc., senior note, B, 6.95%, 8/10/12 ......     United States            1,100,000           1,235,275
   The Bear Stearns Co. Inc., senior note, 4.50%, 10/28/10 ..........     United States              675,000             699,163
   The Bear Stearns Cos. LLC, B, 4.55%, 6/23/10 .....................     United States            1,000,000           1,025,568
(c)Cantor Fitzgerald LP, 144A, 7.875%, 10/15/19 ....................      United States            5,600,000           5,644,694
   Capital One Bank, sub. note, 8.80%, 7/15/19 ......................     United States            5,000,000           5,928,125
   Capital One Capital V, pfd., 10.25%, 8/15/39 .....................     United States            3,100,000           3,546,881
   Capital One Financial Corp., senior note, 7.375%, 5/23/14 ........     United States            4,600,000           5,226,037
   The Charles Schwab Corp., senior note, 8.05%, 3/01/10 ............     United States              750,000             768,063
   Citigroup Inc.,
    senior note, 6.50%, 8/19/13 .....................................     United States              250,000             268,177
    senior note, 5.50%, 10/15/14 ....................................     United States            5,000,000           5,133,300
    senior note, 8.125%, 7/15/39 ....................................     United States            4,400,000           5,168,798
    sub. note, 5.00%, 9/15/14 .......................................     United States            4,000,000           3,948,200
   Commonwealth Edison Co., secured bond, 6.45%, 1/15/38 ............     United States              700,000             787,675

104 | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND                                            COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)       VALUE
-------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONTINUED)
   DIVERSIFIED FINANCIALS (CONTINUED)
   Deutsche Bank AG, 4.875%, 5/20/13 ...............................     Germany                  6,100,000        $  6,528,652
   The Export-Import Bank of Korea, senior note, 8.125%, 1/21/14 ...   South Korea                3,700,000           4,244,399
   General Electric Capital Corp.,
    (f)FRN, 0.383%, 10/21/10 .......................................  United States               1,500,000           1,485,027
    senior note, 5.625%, 5/01/18 ...................................  United States                 500,000             515,119
    senior note, 6.00%, 8/07/19 ....................................  United States               8,000,000           8,418,048
    senior note, A, 8.50%, 4/06/18 .................................  United States             245,000,000 MXN      16,797,533
(c)GMAC LLC, senior note, 144A, 6.875%,
    9/15/11 ........................................................  United States               1,500,000           1,455,000
    8/28/12 ........................................................  United States               1,931,000           1,844,105
   The Goldman Sachs Group Inc.,
    5.125%, 1/15/15 ................................................  United States               1,000,000           1,054,836
    sub. note, 6.75%, 10/01/37 .....................................  United States               2,700,000           2,852,971
   JPMorgan Chase & Co.,
    6.30%, 4/23/19 .................................................  United States               7,500,000           8,240,212
    (e)junior sub. note, 1, 7.90%, Perpetual ......................   United States               4,500,000           4,539,321
   JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17 ..............  United States               3,000,000           3,198,582
   JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 ..........  United States               4,000,000           3,686,376
   Lazard Group, senior note, 6.85%, 6/15/17 .......................  United States               4,850,000           4,915,412
(h)Lehman Brothers Holdings Inc., senior note, 6.875%, 5/02/18 ....   United States               6,575,000           1,093,094
   Merrill Lynch & Co. Inc., 6.875%, 4/25/18 .......................  United States              12,000,000          12,932,916
   Morgan Stanley, senior note, 6.00%, 4/28/15 .....................  United States               2,140,000           2,292,543
(c)Pricoa Global Funding I, 144A, 5.45%, 6/11/14 ..................   United States               5,000,000           5,275,770
   Textron Financial Corp., 5.125%, 11/01/10 .......................  United States              16,750,000          16,767,571
                                                                                                                    -----------
                                                                                                                    158,500,884
                                                                                                                    -----------
   ENERGY 2.9%
   Anadarko Petroleum Corp., senior note, 6.95%, 6/15/19 ...........  United States               4,100,000           4,612,356
   Baker Hughes Inc., senior note, 7.50%, 11/15/18 .................  United States               7,200,000           8,743,529
   Canadian Natural Resources Ltd., 5.90%, 2/01/18 .................     Canada                   5,000,000           5,390,430
   Chesapeake Energy Corp., senior note, 6.625%, 1/15/16 ...........  United States               3,000,000           2,898,750
   Compagnie Generale de Geophysique-Veritas, senior note,
    7.50%, 5/15/15 .................................................     France                   1,100,000           1,097,250
    (c)144A, 9.50%, 5/15/16 .......................................      France                     900,000             945,000
   ConocoPhillips, 4.60%, 1/15/15 ..................................  United States               6,000,000           6,443,802
(f)Enterprise Products Operating LLC, junior sub. note, FRN,
    7.034%, 1/15/68 ................................................  United States               1,500,000           1,382,082
(c)Gaz Capital SA, 144A, 6.212%, 11/22/16 .........................    Luxembourg                 2,800,000           2,698,640
   Hess Corp., 7.125%, 3/15/33 .....................................  United States                 500,000             558,960
(c)Holly Corp., senior note, 144A, 9.875%, 6/15/17 ................   United States                 700,000             728,000
(c)LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 ..........     Russia                   4,100,000           3,864,250
   Mariner Energy Inc., senior note, 11.75%, 6/30/16 ...............  United States                 700,000             771,750
(c)MarkWest Energy Partners LP, senior note, 144A, 6.875%,
    11/01/14 .......................................................  United States               1,000,000             945,000
   Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ...........  United States               1,100,000           1,116,500
(c)Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ....       Egypt                     489,300             480,933
   Plains All American Pipeline LP, senior note, 5.75%, 1/15/20 ....  United States               5,000,000           5,145,680
(c)SandRidge Energy Inc., senior note, 144A, 9.875%, 5/15/16 ......   United States               1,200,000           1,278,000
   Tesoro Corp., senior note, 9.75%, 6/01/19 .......................  United States                 800,000             826,000

                                                             Annual Report | 105

Franklin Investors Securities Trust


FRANKLIN TOTAL RETURN FUND                                             COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT(d)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
ENERGY (CONTINUED)
   Transcontinental Gas Pipe Line, senior note, 6.05%, 6/15/18.....      United States                 550,000        $    591,059
   Valero Energy Corp., 6.125%, 6/15/17............................      United States               4,400,000           4,581,034
   Weatherford International Ltd., 7.00%, 3/15/38..................      United States               3,400,000           3,528,727
   XTO Energy Inc., senior bond, 5.50%, 6/15/18 ...................      United States               6,000,000           6,260,874
                                                                                                                        ----------
                                                                                                                        64,888,606
                                                                                                                        ----------

   FOOD & STAPLES RETAILING 0.5%
   CVS Caremark Corp., senior note, 5.75%, 6/01/17.................      United States               1,200,000           1,292,644
   The Kroger Co.,
     6.15%, 1/15/20 ...............................................      United States               2,500,000           2,740,883
     senior note, 5.00%, 4/15/13  .................................      United States                 275,000             290,541
   Rite Aid Corp., senior secured note, 9.75%, 6/12/16 ............      United States                 900,000             976,500
   SUPERVALU Inc., senior note, 8.00%, 5/01/16 ....................      United States               1,200,000           1,227,000
(c)Tesco PLC, 144A, 6.15%, 11/15/37 ...............................     United Kingdom               4,900,000           5,268,607
                                                                                                                        ----------
                                                                                                                        11,796,175
                                                                                                                        ----------

   FOOD, BEVERAGE & TOBACCO 2.2%
   Altria Group Inc., senior note, 9.70%, 11/10/18  ...............      United States               8,500,000          10,474,830
(c)Anheuser-Busch InBev NV, senior note, 144A, 7.75%,
     1/15/19.......................................................      United States              10,000,000          11,664,970
   Bunge Ltd. Finance Corp., senior note,
     5.875%, 5/15/13  .............................................      United States               2,000,000           2,123,910
     5.10%, 7/15/15 ...............................................      United States                 680,000             678,924
(c)Cargill Inc.,
     144A, 6.00%, 11/27/17.........................................      United States               6,000,000           6,507,822
     senior note, 144A, 5.60%, 9/15/12.............................      United States                 600,000             644,171
   ConAgra Foods Inc., 5.875%, 4/15/14.............................      United States               4,700,000           5,142,759
   Diageo Capital PLC, senior note, 7.375%, 1/15/14................     United Kingdom               1,900,000           2,210,745
   General Mills Inc., senior note, 5.65%, 2/15/19.................      United States               4,500,000           4,862,138
(c)JBS USA LLC, senior note, 144A, 11.625%, 5/01/14  ..............      United States               1,500,000           1,672,500
(c)Miller Brewing Co., 144A, 5.50%, 8/15/13  ......................      United States               1,000,000           1,069,964
   Reynolds American Inc., senior secured note, 7.625%, 6/01/16....      United States               1,000,000           1,067,188
(c)SABMiller PLC, 144A, 6.50%, 7/01/16.............................      South Africa                2,200,000           2,379,689
                                                                                                                        ----------
                                                                                                                        50,499,610
                                                                                                                        ----------
   HEALTH CARE EQUIPMENT & SERVICES 1.4%
(c)CareFusion Corp., senior note, 144A, 6.375%, 8/01/19............      United States               5,000,000           5,398,345
   Coventry Health Care Inc., senior note, 6.30%, 8/15/14..........      United States               4,750,000           4,673,705
   DaVita Inc., senior sub. note, 7.25%, 3/15/15...................      United States               1,500,000           1,488,750
   HCA Inc., senior secured note,
     (c)144A, 7.875%, 2/15/20......................................      United States               2,000,000           2,065,000
     (j)PIK, 9.625%, 11/15/16......................................      United States               2,103,000           2,237,066
   Medco Health Solutions Inc., 7.125%, 3/15/18 ...................      United States               4,500,000           5,099,058
   Quest Diagnostics Inc., 6.95%, 7/01/37..........................      United States               4,000,000           4,620,397
(c)Tenet Healthcare Corp.,
     senior note, 144A, 10.00%, 5/01/18............................      United States                 500,000             553,750
     senior secured note, 144A, 8.875%, 7/01/19  ..................      United States               1,000,000           1,076,250
   UnitedHealth Group Inc. 6.50%, 6/15/37 .........................      United States               2,300,000           2,342,946

106 | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND                                          COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT(d)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONTINUED)
   HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
(c)US Oncology Inc., senior secured note, 144A, 9.125%,
     8/15/17 ......................................................    United States                1,200,000      $  1,272,000

   Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
     10/01/14 .....................................................    United States                1,500,000         1,567,500
                                                                                                                   ------------
                                                                                                                     32,394,767
                                                                                                                   ------------

   INSURANCE 0.6%
   Aflac Inc., senior note, 8.50%, 5/15/19 ........................    United States                6,000,000         7,029,799
(f)Lincoln National Corp., junior sub. deb., FRN, 6.05%,
     4/20/67.......................................................    United States                3,800,000         2,975,997

(f)MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66  ..........    United States                4,000,000         3,457,036
(c)Nationwide Mutual Insurance Co., 144A, 8.25%, 12/01/31 .........    United States                1,200,000         1,128,882
                                                                                                                   ------------
                                                                                                                     14,591,714
                                                                                                                   ------------

   MATERIALS 1.6%
(c)Anglo American Capital PLC, senior note, 144A, 9.375%,
     4/08/14  .....................................................   United Kingdom                6,500,000         7,596,953
(c,i)Associated Materials LLC, senior secured
     note, 144A, 9.875%, 11/15/16..................................    United States                  700,000           721,000
Ball Corp., senior note,
     7.125%, 9/01/16  .............................................    United States                  300,000           308,250
     7.375%, 9/01/19  .............................................    United States                  300,000           308,250
(c)Crown Americas LLC and Crown Americas
     Capital Corp. II,
     senior note, 144A, 7.625%, 5/15/17............................    United States                1,500,000         1,545,000
   The Dow Chemical Co., senior note, 4.85%, 8/15/12 ..............    United States                6,000,000         6,250,686
   Huntsman International LLC,
(c)senior note, 144A, 5.50%, 6/30/16...............................    United States                  300,000           261,000
     senior sub. note, 7.875%, 11/15/14............................    United States                1,500,000         1,425,000
(c)Ineos Group Holdings PLC, senior secured note,
     144A, 8.50%, 2/15/16  ........................................   United Kingdom                1,000,000           565,000
(c)MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 .........    United States                  700,000           668,500
(c)NewPage Corp., senior secured note, 144A, 11.375%,
     12/31/14......................................................    United States                  800,000           802,000
(c)Novelis Inc., senior note, 144A, 11.50%, 2/15/15................       Canada                      500,000           522,500
   Owens-Brockway Glass Container Inc., senior note, 6.75%,
     12/01/14......................................................    United States                  700,000           701,750
   Owens-Illinois Inc., senior note, 7.80%, 5/15/18  ..............    United States                1,000,000         1,015,000
   RPM International Inc.,
     6.25%, 12/15/13  .............................................    United States                1,000,000           999,378
     6.50%, 2/15/18 ...............................................    United States                5,000,000         5,071,180
(c)RPM U.K. G.P., 144A, 6.70%, 11/01/15 ...........................    United States                1,000,000         1,004,076
   Solo Cup Co., senior sub. note, 8.50%, 2/15/14  ................    United States                1,000,000           977,500
   Solutia Inc., senior note, 8.75%, 11/01/17  ....................    United States                  600,000           621,000
   Weyerhaeuser Co.,
     6.75%, 3/15/12 ...............................................    United States                1,000,000         1,048,504
     senior note, 7.375%, 10/01/19.................................    United States                2,900,000         2,992,522
(c)Yara International ASA, 144A, 5.25%, 12/15/14  .................       Norway                    1,000,000         1,042,216
                                                                                                                   ------------
                                                                                                                     36,447,265
                                                                                                                   ------------

                                                             Annual Report | 107

Franklin Investors Securities Trust

      FRANKLIN TOTAL RETURN FUND                                    COUNTRY/ORGANIZATION   PRINCIPAL  AMOUNT(d)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS (CONTINUED)
      MEDIA 2.6%

   (c)British Sky Broadcasting Group PLC, senior note,
        144A, 6.10%, 2/15/18.......................................     United Kingdom          5,000,000                 $5,350,205
 (h,k)CCH I LLC, senior secured note, 11.00%, 10/01/15.............      United States            250,000                     51,250
 (h,k)CCH II LLC, senior note, 10.25%, 9/15/10  ...................      United States          2,125,000                  2,581,875
 (h,k)CCO Holdings LLC, senior note, 8.75%, 11/15/13...............      United States          2,000,000                  2,195,000
      Clear Channel Communications Inc., senior note, 6.25%,
        3/15/11  ..................................................      United States          8,500,000                  5,652,500
      Comcast Corp., senior note, 6.30%, 11/15/17..................      United States          5,000,000                  5,417,590
 (h,k)Dex Media Inc.,
         senior disc. note, 9.00%, 11/15/13........................      United States            400,000                     74,000
         senior note, B, 8.00%, 11/15/13 ..........................      United States            900,000                    166,500
 (h,k)Dex Media West Finance, senior sub. note, 9.875%,
      8/15/13......................................................      United States          1,000,000                    202,500
      EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ...........      United States          4,500,000                  4,612,500
      Lamar Media Corp., senior note, 9.75%, 4/01/14 ..............      United States          1,500,000                  1,657,500
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13.......      United States          2,000,000                  1,885,000
      News America Holdings Inc., senior bond, 7.90%, 12/01/95 ....      United States            500,000                    527,626
      News America Inc.,
         senior deb., 7.25%, 5/18/18  .............................      United States          2,000,000                  2,208,038
      (c)senior note, 144A, 6.90%, 8/15/39.......................        United States          1,800,000                  1,914,628
      Reed Elsevier PLC, senior note, 7.75%, 1/15/14  .............     United Kingdom          2,700,000                  3,122,928
   (c)Sinclair Television Group Inc., senior sec. note, 144A,
         9.25%, 11/01/17...........................................      United States          2,000,000                  2,000,000
      Time Warner Cable Inc.,
         senior bond, 7.30%, 7/01/38  .............................      United States            625,000                    706,089
         senior note, 6.75%, 7/01/18  .............................      United States          8,500,000                  9,369,142
      Time Warner Inc.,
         7.70%, 5/01/32 ...........................................      United States            550,000                    622,911
         senior note, 6.875%, 5/01/12..............................      United States            600,000                    660,352
      Viacom Inc., senior note,
         6.25%, 4/30/16 ...........................................      United States          2,000,000                  2,174,786
         6.125%, 10/05/17..........................................      United States          2,500,000                  2,678,067
    (c)Vivendi, senior note, 144A, 5.75%, 4/04/13..................             France            400,000                    426,607
    (c)WMG Acquisition Corp., senior secured note, 144A,
        9.50%, 6/15/16.............................................      United States          1,300,000                  1,394,250
                                                                                                                         -----------
                                                                                                                          57,651,844
                                                                                                                         -----------

      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.6%
      Amgen Inc., senior note, 5.85%, 6/01/17 .....................      United States          4,200,000                  4,627,258
      Glaxosmithkline Capital Inc., 4.85%, 5/15/13.................      United States             25,000                     26,974
      Pfizer Inc., senior note, 6.20%, 3/15/19.....................      United States          7,000,000                  7,978,229
   (c)Talecris Biotherapeutics Holdings Corp., senior note,
      144A, 7.75%,
        11/15/16...................................................      United States            500,000                    511,250
                                                                                                                         -----------
                                                                                                                          13,143,711
                                                                                                                         -----------

      REAL ESTATE 0.8%
   (c)Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14..........        Australia            4,250,000                  4,257,472
      ERP Operating LP, 5.75%, 6/15/17 ............................      United States          2,000,000                  2,017,631
   (c)FelCor Lodging Trust Inc., senior secured note, 144A,
      10.00%, 10/01/14.............................................      United States          1,700,000                  1,687,250

108 | Annual Report

Franklin Investors Securities Trust

   FRANKLIN TOTAL RETURN FUND                                       COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT(d)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONTINUED)
   REAL ESTATE (CONTINUED)
   Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ......   United States               300,000                $  258,000
   HCP Inc., senior note, 6.70%, 1/30/18............................   United States             5,000,000                 4,985,071
   Kimco Realty Corp., senior note, 6.875%, 10/01/19 ...............   United States             5,000,000                 5,145,805
                                                                                                                          ----------
                                                                                                                          18,351,229
                                                                                                                          ----------

   RETAILING 1.7%
   Macy's Retail Holdings Inc.,
     senior deb., 7.45%, 9/15/11  ..................................   United States            10,000,000                10,300,000
     senior note, 6.625%, 4/01/11...................................   United States             5,000,000                 5,100,000
     senior note, 5.35%, 3/15/12  ..................................   United States            14,000,000                13,807,500
   Michaels Stores Inc., senior note, 10.00%, 11/01/14..............   United States             1,200,000                 1,206,000
   Target Corp.,
     6.00%, 1/15/18 ................................................   United States             5,000,000                 5,618,070
     6.50%, 10/15/37  ..............................................   United States             2,800,000                 3,105,194
                                                                                                                          ----------
                                                                                                                          39,136,764
                                                                                                                          ----------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
   Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14......   United States             2,100,000                 1,716,750
                                                                                                                          ----------

   SOFTWARE & SERVICES 0.3%
   Electronic Data Systems Corp., senior note, B, 6.00%, 8/01/13....   United States               800,000                   886,851
   Fiserv Inc., senior note, 6.125%, 11/20/12  .....................   United States             2,500,000                 2,748,970
   SunGard Data Systems Inc.,
     senior note, 9.125%, 8/15/13...................................   United States               500,000                   511,250
     senior sub. note, 10.25%, 8/15/15 .............................   United States             2,000,000                 2,072,500
                                                                                                                          ----------
                                                                                                                           6,219,571
                                                                                                                          ----------

   TECHNOLOGY HARDWARE & EQUIPMENT 0.1%
(c)ViaSat Inc., senior note, 144A, 8.875%, 9/15/16..................   United States               500,000                   509,375
(f)Xerox Corp., senior note, FRN, 1.042%, 12/18/09..................   United States               650,000                   650,057
                                                                                                                          ----------
                                                                                                                           1,159,432
                                                                                                                          ----------

   TELECOMMUNICATION SERVICES 1.8%
   AT&T Inc., 5.80%, 2/15/19........................................   United States             4,000,000                 4,289,284
(c)Cellco Partnership/Verizon Wireless, senior note, 144A,
   8.50%, 11/15/18..................................................   United States             6,300,000                 7,858,929
(c)Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15...........      Jamaica                1,500,000                 1,441,875
   Embarq Corp., senior note, 7.082%, 6/01/16.......................   United States             2,500,000                 2,733,898
   GTE Corp., senior bond, 6.84%, 4/15/18 ..........................   United States               750,000                   813,301
   Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16..............      Bermuda                1,000,000                 1,070,000
   Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%,
     1/15/13  ......................................................      Bermuda                2,000,000                 2,017,500
   MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14.............   United States             1,300,000                 1,316,250
(c)Qwest Corp., senior note, 144A, 8.375%, 5/01/16..................   United States             1,600,000                 1,660,000
   Telecom Italia Capital SA, senior note,
     4.95%, 9/30/14 ................................................       Italy                 1,500,000                 1,555,691
     6.999%, 6/04/18  ..............................................       Italy                 6,000,000                 6,598,524
   Time Warner Entertainment Co. LP,
     senior bond, 8.375%, 3/15/23...................................   United States               800,000                   946,529
     senior note, 8.875%, 10/01/12..................................   United States               350,000                   405,253

                                                             Annual Report | 109

Franklin Investors Securities Trust

     FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS (CONTINUED)
     TELECOMMUNICATION SERVICES (CONTINUED)
     Verizon New York Inc., senior deb.,
        A, 6.875%, 4/01/12 ..........................................       United States          4,700,000         $  5,133,119
        B, 7.375%, 4/01/32 ..........................................       United States          1,000,000            1,082,045
     Verizon Pennsylvania Inc., senior bond, A, 5.65%, 11/15/11 .....       United States            275,000              293,613
     Verizon Virginia Inc., A, 4.625%, 3/15/13 ......................       United States          1,000,000            1,046,044
  (c)Windstream Corp., senior note, 144A, 7.875%, 11/01/17 ..........       United States            900,000              913,500
                                                                                                                     ------------
                                                                                                                       41,175,355
                                                                                                                     ------------
     TRANSPORTATION 0.4%
     Burlington Northern and Santa Fe 99-2 Trust, secured bond,
       7.57%, 1/02/21 ...............................................       United States            260,783              308,105
  (c)Ceva Group PLC, senior secured note, 144A,
        10.00%, 9/01/14 .............................................       United Kingdom           100,000               94,000
        11.625%, 10/01/16 ...........................................       United Kingdom           300,000              306,000
  (c)Delta Air Lines Inc., senior secured note, 144A, 9.50%,
       9/15/14 ......................................................       United States            600,000              616,500
  (c)DP World Ltd., 144A, 6.85%, 7/02/37 ............................   United Arab Emirates       3,700,000            3,287,035
     Union Pacific Corp.,
        3.625%, 6/01/10 .............................................       United States          1,500,000            1,523,396
        98-B, 6.85%, 1/02/19 ........................................       United States          1,038,106            1,143,333
        senior note, 5.75%, 11/15/17 ................................       United States          1,350,000            1,445,855
     Union Pacific Railroad Co., 2005-1, 5.082%, 1/02/29 ............       United States            284,337              280,607
                                                                                                                     ------------
                                                                                                                        9,004,831
                                                                                                                     ------------
     UTILITIES 2.6%
     Ameren Corp., senior note, 8.875%, 5/15/14 .....................       United States          6,400,000            7,182,189
     CenterPoint Energy Inc., senior note,
        6.85%, 6/01/15 ..............................................       United States          1,000,000            1,050,804
        6.125%, 11/01/17 ............................................       United States          1,400,000            1,463,046
        6.50%, 5/01/18 ..............................................       United States          7,000,000            7,080,395
     CMS Energy Corp., senior note, 8.75%, 6/15/19 ..................       United States            700,000              773,774
     Dominion Resources Inc., 6.40%, 6/15/18 ........................       United States          3,650,000            4,078,853
     DPL Inc., senior note, 6.875%, 9/01/11 .........................       United States            500,000              540,426
     Duke Energy Corp., senior note,
        5.65%, 6/15/13 ..............................................       United States            525,000              565,387
        6.25%, 6/15/18 ..............................................       United States          1,800,000            1,965,935
        5.05%, 9/15/19 ..............................................       United States          5,000,000            5,048,845
     Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 .............       United States          1,700,000            1,593,750
  (c)E.ON International Finance BV, 144A, 5.80%, 4/30/18 ............          Germany             6,000,000            6,478,068
     MidAmerican Energy Co., senior note, 5.95%, 7/15/17 ............       United States          2,200,000            2,409,471
     Northeast Generation Co., senior secured note, B-1, 8.812%,
       10/15/26 .....................................................       United States            380,938              335,804
     NRG Energy Inc., senior note,
        7.25%, 2/01/14 ..............................................       United States          2,000,000            1,990,000
        7.375%, 2/01/16 .............................................       United States          1,000,000              996,250
     Teco Finance Inc., senior note, 7.20%, 5/01/11 .................       United States          7,315,000            7,688,438
     Texas Competitive Electric Holdings Co. LLC, senior note, A,
       10.25%, 11/01/15 .............................................       United States          2,900,000            2,073,500

110 | Annual Report

Franklin Investors Securities Trust

    FRANKLIN TOTAL RETURN FUND                                        COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
 ------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (CONTINUED)
    UTILITIES (CONTINUED)
    Virginia Electric and Power Co., senior note, 8.875%,
     11/15/38 .....................................................       United States          4,000,000         $  5,670,132
                                                                                                                   ------------
                                                                                                                     58,985,067
                                                                                                                   ------------
    TOTAL CORPORATE BONDS (COST $737,308,238) .....................                                                 777,776,808
                                                                                                                   ------------

    CONVERTIBLE BONDS 0.3%
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
    Mylan Inc., cvt., senior note, 1.25%, 3/15/12 .................       United States          3,000,000            2,970,000
    PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 ...........       United States          1,900,000            2,130,375
                                                                                                                   ------------
                                                                                                                      5,100,375
                                                                                                                   ------------
    SOFTWARE & SERVICES 0.1%
 (c)VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%,
     6/15/12 ......................................................       United States          2,100,000            1,790,250
                                                                                                                   ------------
    TOTAL CONVERTIBLE BONDS (COST $6,461,012) .....................                                                   6,890,625
                                                                                                                   ------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
     SECURITIES 12.2%
    BANKS 7.3%
    Banc of America Commercial Mortgage Inc., 2006-1, AM, 5.421%,
     9/10/45 ......................................................       United States          2,660,000            2,306,165
    Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10,
     A4, 5.405%, 12/11/40 .........................................       United States          4,000,000            3,986,364
    Citigroup/Deutsche Bank Commercial Mortgage Trust,
      (f)2005-CD1, A4, FRN, 5.339%, 7/15/44 .......................       United States         19,650,000           19,975,514
      (f)2005-CD1, E, FRN, 5.339%, 7/15/44 ........................       United States          4,500,000            2,377,602
         2006-CD3, A5, 5.617%, 10/15/48 ...........................       United States         13,500,000           13,487,633
         2007-CD4, B, 5.447%, 12/11/49 ............................       United States          4,100,000            1,266,230
         2007-CD4, C, 5.476%, 12/11/49 ............................       United States         14,200,000            3,902,609
    Countrywide Asset-Backed Certificates, 2004-7, AF4, 4.774%,
     8/25/32 ......................................................       United States             28,773               28,698
    FHLMC,
         2643, OG, 5.00%, 7/15/32 .................................       United States          3,182,750            3,350,993
      (f)2942, TF, FRN, 0.595%, 3/15/35 ...........................       United States          2,353,138            2,346,048
    FNMA,
      (f)2005-122, FN, FRN, 0.594%, 1/25/36 .......................       United States          4,872,464            4,718,713
         G93-33, K, 7.00%, 9/25/23 ................................       United States            906,429            1,006,020
    GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
     1/10/38 ......................................................       United States          1,578,354            1,629,228
    Greenwich Capital Commercial Funding Corp.,
         2004-GG1, A7, 5.317%, 6/10/36 ............................       United States         21,435,000           21,936,678
         2005-GG5, A5, 5.224%, 4/10/37 ............................       United States          9,250,000            8,956,297
      (f)2006-GG7, A4, FRN, 5.918%, 7/10/38 ......................        United States         21,200,000           20,373,323
         2007-GG9, C, 6.116%, 3/10/39 .............................       United States          6,438,000            2,185,501
 (f)GS Mortgage Securities Corp. II,
         1997-GL, X2, IO, FRN, 0.29%, 7/13/30 .....................       United States             34,802                  394
         2006-GG6, A4, FRN, 5.553%, 4/10/38 .......................       United States          8,807,000            8,295,002
         2007-GG10, C, FRN, 5.999%, 8/10/45 .......................       United States          4,610,000            1,187,360
    LB-UBS Commercial Mortgage Trust, 2005-C5, A4, 4.954%,
     9/15/30 ......................................................       United States         14,570,000           14,423,896

                                                             Annual Report | 111

Franklin Investors Securities Trust

      FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES (CONTINUED)
      BANKS (CONTINUED)
      Morgan Stanley Capital I Trust,
          (f)2004-IQ7, A4, FRN, 5.537%, 6/15/38 ......................       United States          6,900,000         $  6,912,788
          (c)2007-IQ13, B, 144A, 5.517%, 3/15/44 .....................       United States          5,138,000            1,598,973
 (c,f)Schiller Park CLO Ltd., 2007-1A, A2, 144A,
       FRN, 0.522%, 4/25/21 ..........................................       United States          3,500,000            3,004,068
   (f)South Carolina Student Loan Corp., 2008-1, A1, FRN,
       0.861%, 9/02/14 ...............................................       United States            563,580              563,078
 (c,f)Wachovia Bank Commercial Mortgage Trust, 2007-WHL8,
       A1, 144A, FRN, 0.325%, 6/15/20 ................................       United States         16,640,923           14,267,919
   (l)Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24 ..............       United States             25,299               25,299
                                                                                                                      ------------
                                                                                                                       164,112,393
                                                                                                                      ------------
      DIVERSIFIED FINANCIALS 4.3%
   (f)Advanta Business Card Master Trust,
         2005-A2, A2, FRN, 0.375%, 5/20/13 ...........................       United States            982,802              956,023
         2007-A4, A4, FRN, 0.275%, 4/22/13 ...........................       United States          1,153,724            1,122,286
   (f)AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 0.884%,
        12/22/27 .....................................................       United States            178,659              106,548
   (f)Amortizing Residential Collateral Trust, 2002-BC1, M1,
        FRN, 1.519%, 1/25/32 .........................................       United States            316,134              119,548
   (f)Bank of America Credit Card Trust, 2007-A13, A13, FRN,
        0.465%, 4/15/12 ..............................................       United States         25,000,000           24,997,007
   (f)Capital One Auto Finance Trust, 2006-C, A4, FRN, 0.275%,
        5/15/13 ......................................................       United States          5,167,563            5,086,581
   (f)Chase Funding Mortgage Loan Asset-Backed Certificates,
        2004-2, 2A2, FRN, 0.744%, 2/25/35 ............................       United States          1,836,354            1,336,488
   (f)Chase Issuance Trust, 2007-A9, A9, FRN, 0.275%, 6/16/14.........       United States         16,450,000           16,233,526
        Citigroup Commercial Mortgage Trust,
             2006-C5, A2, 5.378%, 10/15/49 ...........................       United States          1,100,000            1,126,219
          (f)2007-C6, AM, FRN, 5.888%, 6/10/17 .......................       United States          1,840,000            1,352,927
 (c,f)DLJ Mortgage Acceptance Corp., 1997-CF1, S, 144A, IO,
       FRN, 1.217%, 5/15/30 ..........................................       United States             15,666                    1
   (f)First Franklin Mortgage Loan Asset-Backed Certificates,
       2004-FF11, 1A2, FRN, 0.594%, 1/25/35 ..........................       United States            760,091              626,644
      JPMorgan Chase Commercial Mortgage Securities Corp.,
          (f)2004-CB9, A4, FRN, 5.577%, 6/12/41 ......................       United States         11,324,540           11,423,473
             2004-LN2, A2, 5.115%, 7/15/41 ...........................       United States            697,106              690,626
             2005-LDP2, AM, 4.78%, 7/15/42 ...........................       United States          2,470,000            2,147,940
          (f)2005-LDP5, A4, FRN, 5.344%, 12/15/44 ....................       United States         19,800,000           19,913,705
   (c)Legacy Benefits Insurance Settlements LLC, 2004-1, A,
        144A, 5.35%, 2/10/39 .........................................       United States          2,028,195            1,849,460
   (f)MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN,
        0.285%, 11/15/12 .............................................       United States          1,850,000            1,844,042
      Residential Asset Securities Corp.,
         2001-KS2, AI5, 7.514%, 6/25/31 ..............................       United States              8,866                4,453
         2004-KS1, AI4, 4.213%, 4/25/32 ..............................       United States            482,026              447,030
   (f)2005-AHL2, A2, FRN, 0.504%, 10/25/35   .........................       United States          1,188,701            1,062,611

112 | Annual Report

Franklin Investors Securities Trust

    FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
--------------------------------------------------------------------------------------------------------------------------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (CONTINUED)
    DIVERSIFIED FINANCIALS (CONTINUED)
 (f)Securitized Asset-Backed Receivables LLC Trust,
       2006-FR2, A2, FRN, 0.394%, 3/25/36 ..........................       United States          3,452,739         $  3,010,183
 (f)SLM Student Loan Trust,
       2005-4, A2, FRN, 0.362%, 4/26/21 ............................       United States            550,000              545,272
       2005-9, A4, FRN, 0.382%, 1/25/23 ............................       United States          1,535,581            1,526,751
       2006-9, A2, FRN, 0.282%, 4/25/17 ............................       United States            166,861              166,616
 (f)Structured Asset Securities Corp., 2002-1A, 2A1, FRN,
      3.848%, 2/25/32 ..............................................       United States             52,087               44,646
                                                                                                                    ------------
                                                                                                                      97,740,606
                                                                                                                    ------------
    REAL ESTATE 0.5%
 (f)Ownit Mortgage Loan Asset-Backed Certificates, 2006-6,
      A2B, FRN, 0.354%, 9/25/37....................................        United States         15,306,610           12,128,772
                                                                                                                    ------------
    RETAILING 0.1%
 (f)Carmax Auto Owner Trust, 2008-2, A2B, FRN, 1.145%,
      9/15/11 .....................................................        United States            851,168              853,501
                                                                                                                    ------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (COST $301,170,282)...............................                                                  274,835,272
                                                                                                                    ------------

    MORTGAGE-BACKED SECURITIES 31.8%
 (f)FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE
      RATE 0.4%
    FHLMC, 2.723%, 11/01/27........................................        United States          5,316,049            5,424,968
    FHLMC, 3.404%, 4/01/32.........................................        United States            897,874              908,814
    FHLMC, 3.465%, 4/01/30.........................................        United States            463,796              476,260
    FHLMC, 3.507%, 9/01/32.........................................        United States            313,361              321,182
    FHLMC, 4.034%, 7/01/34.........................................        United States            578,343              589,063
    FHLMC, 4.964%, 12/01/34........................................        United States            427,516              440,840
    FHLMC, 5.868%, 3/01/25.........................................        United States            134,886              138,500
    FHLMC, 5.959%, 10/01/36........................................        United States            122,085              128,648
    FHLMC, 6.334%, 6/01/36.........................................        United States            993,801            1,052,161
                                                                                                                    ------------
                                                                                                                       9,480,436
                                                                                                                    ------------

    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 12.1%
    FHLMC 30 Year, 6.00%, 6/01/37..................................        United States            919,414              979,369
    FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31.......................        United States            415,374              450,315
    FHLMC 30 Year, 7.00%, 7/01/31..................................        United States             14,319               15,782
    FHLMC 30 Year, 8.00%, 2/01/30..................................        United States            126,845              144,364
    FHLMC 30 Year, 8.50%, 10/01/24.................................        United States             19,331               22,164
    FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23..................        United States         12,158,893           12,858,550
    FHLMC Gold 15 Year, 5.00%, 9/01/18.............................        United States            305,225              326,879
    FHLMC Gold 15 Year, 5.50%, 11/01/22............................        United States          2,111,904            2,251,135
    FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22...................        United States          5,309,335            5,694,306
 (i)FHLMC Gold 30 Year, 4.50%, 3/01/39 - 11/01/39..................        United States         26,625,515           26,939,003
    FHLMC Gold 30 Year, 5.00%, 1/01/37.............................        United States         32,962,882           34,224,032
    FHLMC Gold 30 Year, 5.00%, 8/01/33 - 1/01/38...................        United States         20,590,799           21,380,810
 (i)FHLMC Gold 30 Year, 5.00%, 11/01/39............................        United States         30,000,000           31,092,180
    FHLMC Gold 30 Year, 5.50%, 1/01/35 - 9/01/38...................        United States         45,347,533           47,806,935
    FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38...................        United States         27,132,470           28,907,715

                                                             Annual Report | 113

Franklin Investors Securities Trust

    FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
--------------------------------------------------------------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONTINUED)
 (i)FHLMC Gold 30 Year, 6.00%, 11/01/39 ........................           United States         37,750,000         $ 40,115,264
    FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39 ...................       United States         17,834,619           19,159,158
    FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ...................       United States            555,268              611,824
    FHLMC Gold 30 Year, 7.50%, 3/01/32 .............................       United States             72,839               82,142
    FHLMC Gold 30 Year, 8.50%, 8/01/30 .............................       United States              9,205               10,590
    FHLMC Gold 30 Year, 9.00%, 1/01/22 .............................       United States             92,534              100,122
    FHLMC Gold 30 Year, 10.00%, 10/01/30 ...........................       United States            139,046              161,295
                                                                                                                    ------------
                                                                                                                     273,333,934
                                                                                                                    ------------
 (f)FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
      RATE 1.1%
    FNMA, 2.723%, 9/01/34 ..........................................       United States          5,730,723            5,718,073
    FNMA, 2.75%, 6/01/15 ...........................................       United States             82,772               83,039
    FNMA, 3.00%, 10/01/32 ..........................................       United States            887,926              901,272
    FNMA, 3.117%, 12/01/27 .........................................       United States            431,822              432,090
    FNMA, 3.134%, 6/01/33 ..........................................       United States            381,275              381,569
    FNMA, 3.135%, 10/01/36 .........................................       United States            136,395              137,155
    FNMA, 3.137%, 3/01/33 ..........................................       United States            440,045              440,383
    FNMA, 3.153%, 4/01/35 ..........................................       United States          4,769,137            4,833,381
    FNMA, 3.161%, 11/01/31 .........................................       United States            348,307              353,639
    FNMA, 3.198%, 1/01/17 ..........................................       United States            496,394              503,031
    FNMA, 3.384%, 5/01/25 ..........................................       United States            131,157              133,065
    FNMA, 3.475%, 6/01/32 ..........................................       United States             53,990               54,761
    FNMA, 3.697%, 12/01/22 .........................................       United States            132,719              134,133
    FNMA, 3.978%, 12/01/34 .........................................       United States            649,181              672,490
    FNMA, 4.104%, 8/01/33 ..........................................       United States          5,867,627            5,894,235
    FNMA, 4.196%, 12/01/34 .........................................       United States            960,481              984,892
    FNMA, 4.509%, 2/01/34 ..........................................       United States          1,661,882            1,713,231
    FNMA, 5.192%, 12/01/24 .........................................       United States             45,185               46,632
    FNMA, 5.382%, 6/01/17 ..........................................       United States             74,739               76,963
    FNMA, 5.883%, 3/01/37 ..........................................       United States          1,104,743            1,174,758
                                                                                                                    ------------
                                                                                                                      24,668,792
                                                                                                                    ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 17.7%
    FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 .........................       United States          1,248,948            1,319,012
    FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 .........................       United States          1,155,853            1,234,610
 (i)FNMA 15 Year, 5.50%, 1/01/14 - 11/01/24 ....................           United States         12,588,434           13,396,455
    FNMA 15 Year, 6.00%, 8/01/16 - 9/01/22 .........................       United States          1,820,646            1,955,029
    FNMA 15 Year, 6.50%, 10/01/12 - 9/01/16 ........................       United States             39,651               42,737
    FNMA 30 Year, 4.50%, 4/01/38 - 1/01/39 .........................       United States         47,894,906           48,566,509
    FNMA 30 Year, 5.00%, 4/01/38 ...................................       United States         13,713,899           14,240,732
 (i)FNMA 30 Year, 5.00%, 6/01/36 - 11/01/39 ........................       United States        112,053,752          116,344,753
 (i)FNMA 30 Year, 5.50%, 6/01/33 - 11/01/39 ........................       United States         73,996,998           78,083,820
    FNMA 30 Year, 6.00%, 8/01/37 ...................................       United States         22,737,556           24,206,064
    FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38 .........................       United States         15,204,372           16,207,696
 (i)FNMA 30 Year, 6.00%, 11/01/39 ..................................       United States         68,000,000           72,239,392
 (i)FNMA 30 Year, 6.50%, 5/01/28 - 11/01/39 ........................       United States          9,888,979           10,637,650
    FNMA 30 Year, 7.00%, 11/01/25 - 1/01/31 ........................       United States             88,566               98,076
    FNMA 30 Year, 7.50%, 1/01/30 ...................................       United States             56,549               64,041

114 | Annual Report

Franklin Investors Securities Trust

      FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED
        RATE (CONTINUED)
      FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32 .........................       United States             348,157        $    399,261
      FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ........................       United States             675,224             775,378
                                                                                                                      ------------
                                                                                                                       399,811,215
                                                                                                                      ------------
   (f)GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE
        RATE 0.0%(a)
      GNMA, 4.125%, 10/20/26 .........................................       United States              84,188              85,535
      GNMA, 4.375%, 1/20/23 ..........................................       United States              39,425              40,368
                                                                                                                      ------------
                                                                                                                           125,903
                                                                                                                      ------------
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.5%
      GNMA I SF 30 Year, 6.00%, 1/15/39 ..............................       United States           3,211,563           3,416,387
      GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38 ...................       United States             558,752             596,628
      GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31 ...................       United States             138,585             153,270
      GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26 ....................       United States             438,305             492,217
      GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17 ....................       United States             145,127             159,926
      GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 ....................       United States               4,200               4,869
      GNMA II SF 30 Year, 6.00%, 5/20/31 .............................       United States              30,817              33,144
      GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38 ...................       United States           5,425,678           5,785,535
      GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ...................       United States             192,330             216,603
      GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27 ...................       United States             204,684             233,925
                                                                                                                      ------------
                                                                                                                        11,092,504
                                                                                                                      ------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $697,785,992) ...........                                                 718,512,784
                                                                                                                      ------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 12.5%
   (c)Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 .....................   United Arab Emirates        1,980,000           2,270,264
      European Investment Bank, senior note,
         4.50%, 5/15/13 . ............................................      Supranational(m)         2,700,000 NOK         484,457
         1612/37, 6.50%, 9/10/14 .....................................      Supranational(m)         1,395,000 NZD       1,039,322
 (f,n)Government of Argentina, senior bond, FRN, 0.943%,
        8/03/12 ......................................................         Argentina             2,225,000             703,100
   (g)Government of Ghana, Reg S, 8.50%, 10/04/17 ....................           Ghana                 300,000             299,820
      Government of Hungary,
          3.50%, 7/18/16 .............................................          Hungary                115,000 EUR         154,488
          4.375%, 7/04/17 ............................................          Hungary                215,000 EUR         300,154
          5.75%, 6/11/18 .............................................          Hungary                695,000 EUR       1,056,226
          senior note, 3.875%, 2/24/20 ...............................          Hungary                285,000 EUR         364,950
      Government of Indonesia,
          FR19, 14.25%, 6/15/13 ......................................         Indonesia         7,995,000,000 IDR         966,934
          FR34, 12.80%, 6/15/21 ......................................         Indonesia         9,705,000,000 IDR       1,183,908
          FR35, 12.90%, 6/15/22 ......................................         Indonesia        21,000,000,000 IDR       2,572,775
          FR36, 11.50%, 9/15/19 ......................................         Indonesia        12,200,000,000 IDR       1,386,074
          FR40, 11.00%, 9/15/25 ......................................         Indonesia        21,230,000,000 IDR       2,289,728
          FR44, 10.00%, 9/15/24 ......................................         Indonesia        75,880,000,000 IDR       7,588,000
       (i)FR47, 10.00%, 2/15/2 8 .....................................         Indonesia        96,000,000,000 IDR       9,499,478
       (g)senior bond, Reg S,  7.75%, 1/17/38 ........................         Indonesia             1,590,000           1,739,725
       (c)senior note, 144A, 11.625%, 3/04/19  .......................         Indonesia             1,540,000           2,129,050
   (g)Government of Iraq, Reg S, 5.80%, 1/15/28.......................           Iraq                  260,000             197,938
      Government of Israel, 2680, 7.00%, 4/29/11 .....................          Israel              11,620,000 ILS       3,319,776
   (c)Government of Lithuania, 144A, 6.75%, 1/  15/15 ................         Lithuania             3,720,000           3,718,884

                                                             Annual Report | 115

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       Government of Malaysia,
         (i)3.756%, 4/28/11  ...........................................        Malaysia          32,550,000    MYR    $  9,731,844
            3.833%, 9/28/11 ............................................         Malaysia         52,810,000    MYR      15,845,228
       Government of Mexico, M 20,
         (i)7.50%, 6/03/27 .............................................         Mexico              902,900(o) MXN       6,251,745
            10.00%, 12/05/24 ...........................................          Mexico             400,000(o) MXN       3,488,619
       Government of Norway,
            6.00%, 5/16/11 .............................................         Norway            3,600,000    NOK         662,131
            6.50%, 5/15/13 .............................................         Norway           35,500,000    NOK       6,843,176
       Government of Peru,
            7, 8.60%, 8/12/17 ..........................................          Peru             3,200,000    PEN       1,362,716
            7.84%, 8/12/20 .............................................          Peru             1,100,000    PEN         443,122
       Government of Poland,
            4.75%, 4/25/12 .............................................         Poland            9,660,000    PLN       3,322,215
            5.00%, 10/24/13 ............................................         Poland            4,665,000    PLN       1,585,039
         (i)5.75%, 4/25/14   ...........................................         Poland           69,430,000    PLN      24,048,732
            senior note, 6.375%, 7/15/19 ...............................          Poland           4,500,000              4,974,133
    (c)Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ..........          Qatar            2,010,000              2,246,879
       Government of Russia,
         (c)144A, 7.50%, 3/31/30 .......................................         Russia            5,308,180              5,902,962
         (g)senior bond, Reg S, 7.50%, 3/31/30 .........................         Russia            6,692,800              7,442,728
       Government of South Africa,
            6.875%, 5/27/19 ............................................       South Africa        2,680,000              2,988,200
            senior note, 6.50%, 6/02/14 ................................       South Africa          195,000                216,384
            senior note, 5.875%, 5/30/22 ...............................       South Africa        3,115,000              3,206,503
       Government of Sri Lanka, A,
            8.50%, 1/15/13 .............................................        Sri Lanka         61,500,000    LKR         512,287
            13.50%, 2/01/13 ............................................        Sri Lanka         71,700,000    LKR         681,491
            11.25%, 7/15/14 ............................................        Sri Lanka        212,700,000    LKR       1,920,678
            11.00%, 8/01/15 ............................................        Sri Lanka        241,800,000    LKR       2,173,724
       Government of Sweden,
            5.25%, 3/15/11 .............................................         Sweden           86,320,000    SEK      12,927,045
            5.50%, 10/08/12 ............................................         Sweden          213,440,000    SEK      33,097,060
       Government of Venezuela,
            10.75%, 9/19/13 ............................................        Venezuela            715,000                684,613
         (g)senior bond, Reg S, 5.375%, 8/07/10 ........................        Venezuela          1,150,000              1,117,225
    (c)Government of Vietnam, 144A, 6.875%, 1/15/16 ....................         Vietnam             150,000                157,875
       KfW Bankengruppe, senior note, 6.50%, 11/15/11 ..................         Germany           1,099,000    NZD         815,733
       Korea Treasury Bond,
         (i)0400-1206, 4.00%, 6/10/12 ..................................       South Korea    63,850,010,000    KRW      53,228,938
            0475-1112, 4.75%, 12/10/11 .................................       South Korea     1,087,790,000    KRW         921,019
            0525-1209, 5.25%, 9/10/12 ..................................       South Korea     1,800,000,000    KRW       1,538,797
            0525-1303, 5.25%, 3/10/13 ..................................       South Korea       168,330,000    KRW         143,797
            0550-1106, 5.50%, 6/10/11 ..................................       South Korea     1,734,150,000    KRW       1,487,763
            senior note, 7.125%, 4/16/19 ...............................       South Korea         3,090,000              3,623,387
       Nota Do Tesouro Nacional,
         (i)9.609%, 1/01/13 ............................................          Brazil              23,250(p) BRL      12,420,861
         (q)Index Linked, 6.00%, 5/15/15 ...............................          Brazil                 840(p) BRL         854,698
    (c)Peru Enhanced Pass-Through Finance Ltd., senior secured
         bond, A-1, 144A, zero cpn., 5/31/18............................          Peru             1,259,225                975,835

116 | Annual Report

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       Province of Ontario, 6.25%, 6/16/15 ............................          Canada                 305,000 NZD    $    219,364
       Queensland Treasury Corp.,
            13, 6.00%, 8/14/13 ........................................         Australia             7,410,000 AUD       6,751,711
         (c)144A, 7.125%, 9/18/17 .....................................         Australia                3,320,00 NZD     2,484,437
                                                                                                                       ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $276,046,044)............................................                                                 282,565,745
                                                                                                                       ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 8.9%
       FHLB, 1.625%, 7/27/11 ..........................................       United States           8,000,000           8,097,608
       FHLMC,
            5.125%, 11/17/17 ..........................................       United States             400,000             445,942
            senior note, 5.00%, 4/18/17 ...............................       United States           5,400,000           5,980,495
       FNMA,
            3.25%, 8/12/10 ............................................       United States             150,000             153,343
            6.625%, 11/15/30 ..........................................       United States          18,800,000          23,640,511
       Morgan Stanley and Co., senior note, FDIC Guaranteed, 1.95%,
         6/20/12 ......................................................       United States             500,000             506,935
       U.S. Treasury Bond,
            3.875%, 2/15/13 ...........................................       United States          30,000,000          32,200,800
            5.50%, 8/15/28 ............................................       United States          10,500,000          12,280,086
            5.00%, 5/15/37 ............................................       United States           1,685,000           1,897,206
            4.50%, 8/15/39 ............................................       United States          29,700,000          31,022,600
         (r)Index Linked, 2.375%, 1/15/25 .............................       United States           8,014,617           8,533,228
       U.S. Treasury Note,
            5.125%, 6/30/11 ...........................................       United States          16,000,000          17,177,504
            1.50%, 7/15/12 ............................................       United States           8,000,000           8,054,376
            2.75%, 2/28/13 ............................................       United States          35,000,000          36,323,455
            3.375%, 7/31/13 ...........................................       United States             185,000             195,753
            1.875%, 4/30/14 ...........................................       United States             650,000             643,094
            2.625%, 6/30/14 ...........................................       United States           3,680,000           3,751,013
            3.875%, 5/15/18 ...........................................       United States              45,000              47,008
            4.00%, 8/15/18 ............................................       United States             715,000             751,923
            3.125%, 5/15/19 ...........................................       United States           2,000,000           1,957,032
         (r)Index Linked, 2.00%, 1/15/16 ..............................       United States           7,557,223           7,953,538
                                                                                                                       ------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
        (COST $ 201,134,395) ..........................................                                                 201,613,450
                                                                                                                       ------------
  (f,s)SENIOR FLOATING RATE INTERESTS 4.1%
       AUTOMOBILES & COMPONENTS 0.0%(a)
       Federal-Mogul Corp., Term Loan B, 2.188%, 12/27/14 .............       United States             906,201             698,341
                                                                                                                       ------------
       CAPITAL GOODS 0.2%
       RBS Global Inc. (Rexnord),
          Incremental Tranche B-2, 2.50%,  7/22/13 ....................       United States             590,760             566,637
          Tranche B-1 Term Loan B, 2.75% - 2.813%, 7/22/13 ............       United States           2,813,246           2,710,093
       TransDigm Inc., Term Loan B, 2.289% , 6/23/13 ..................       United States             990,571             952,540
                                                                                                                       ------------
                                                                                                                          4,229,270
                                                                                                                       ------------

                                                             Annual Report | 117

Franklin Investors Securities Trust

        FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   (f,s)SENIOR FLOATING RATE INTERESTS (CONTINUED)
        COMMERCIAL & PROFESSIONAL SERVICES 0.3%
        ARAMARK Corp.,
           Synthetic L/C, 2.14%, 1/26/14 ...............................       United States             205,792        $    189,243
           Term Loan B, 2.118% - 2.158%, 1/26/14 .......................       United States           3,136,408           2,884,188
        Duratek Inc. (EnergySolutions), Term Loan B, 4.05%, 6/07/13 ....       United States             405,061             403,541
        EnergySolutions LLC,
           Synthetic L/C, 4.00%, 6/07/13 ...............................       United States              60,167              60,017
           Synthetic L/C (Add-On), 4.00%, 6/07/13 ......................       United States              11,827              11,798
           Term Loan B, 4.05%, 6/07/13 .................................       United States             844,271             841,105
     (j)EnviroSolutions Inc., Initial Term Loan, PIK, 11.00%,
         7/07/12 .......................................................       United States             962,830             724,529
        JohnsonDiversey Inc.,
           Delay Draw, Term Loan, 2.483%, 12/16/10 .....................       United States              87,850              87,493
           Term Loan B, 2.483%, 12/16/11 ...............................       United States             380,647             379,101
                                                                                                                        ------------
                                                                                                                           5,581,015
                                                                                                                        ------------
        CONSUMER DURABLES & APPAREL 0.1%
        Jarden Corp.,
           Term Loan B1, 2.033%, 1/24/12 ...............................       United States             201,641             195,037
           Term Loan B2, 2.033%, 1/24/12 ...............................       United States             199,801             192,808
           Term Loan B4, 3.533%, 1/26/15 ...............................       United States           1,357,054           1,351,287
        Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.322%,
         10/04/11 ......................................................       United States             812,195             805,427
                                                                                                                        ------------
                                                                                                                           2,544,559
                                                                                                                        ------------
        CONSUMER SERVICES 0.3%
        Education Management LLC, Term Loan C, 2.063%, 6/01/13 .........       United States           2,099,946           1,973,622
   (h,j)Kuilima Resort Co. (Turtle Bay), First Lien Term Loan,
         PIK, 9.00%, 9/30/10 ...........................................       United States          10,553,891           3,060,628
        Penn National Gaming Inc., Term Loan B, 1.99% - 2.21%,
         10/03/12 ......................................................       United States           1,848,577           1,791,676
                                                                                                                        ------------
                                                                                                                           6,825,926
                                                                                                                        ------------
        DIVERSIFIED FINANCIALS 0.0%(a)
        TD Ameritrade Holding Corp., Term Loan B, 1.75%, 12/31/12 ......       United States             749,644             729,025
                                                                                                                        ------------
        FOOD & STAPLES RETAILING 0.1%
     (i)SUPERVALU Inc., Term Loan B, 1.504% - 1.531%, 6/02/12 ..........       United States           2,186,697           2,093,900
                                                                                                                        ------------
        FOOD, BEVERAGE & TOBACCO 0.3%
        Constellation Brands Inc., Term Loan B, 1.75%, 6/05/13 .........       United States           1,029,672             992,775
        Dean Foods Co., Term Loan B, 1.625% - 1.665%, 4/02/14 ..........       United States           1,153,630           1,080,807
     (i)Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 10/06/14 ..............       United States           5,590,057           5,670,096
                                                                                                                        ------------
                                                                                                                           7,743,678
                                                                                                                        ------------
        HEALTH CARE EQUIPMENT & SERVICES 0.7%
     (i)Community Health Systems Inc.,
           Delayed Draw Term Loan, 1.00% - 2.493%, 7/25/14 .............       United States             266,890             249,225
           Term Loan, 2.493% - 2.622%, 7/25/14 .........................       United States           5,236,663           4,890,064
        DaVita Inc., Term Loan B-1, 1.75% - 1.79%, 10/05/12 ............       United States           1,173,304           1,128,653
        DJO Finance LLC, Term Loan B, 3.243% - 3.283%, 5/20/14 .........       United States           3,438,595           3,322,542
        Fresenius Medical Care Holdings Inc., Term Loan B,
         1.658% - 1.667%, 3/31/13 ......................................          Germany                561,799             540,966

118 | Annual Report

Franklin Investors Securities Trust

      FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
 (f,s)SENIOR FLOATING RATE INTERESTS (CONTINUED)
      HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
      HCA Inc., Term Loan B-1, 2.533%, 11/18/13 ......................       United States           5,805,874        $  5,418,414
      LifePoint Hospitals Inc., Term Loan B, 2.015%, 4/15/12 .........       United States           1,276,973           1,240,260
                                                                                                                      ------------
                                                                                                                        16,790,124
                                                                                                                      ------------
      INSURANCE 0.1%
   (i)Conseco Inc., Term Loan, 6.50%, 10/10/13 .......................       United States           1,219,391           1,104,564
                                                                                                                      ------------
      MATERIALS 0.6%
   (i)Ashland Inc., Term Loan B, 6.65%, 5/13/14 ......................       United States           1,376,764           1,401,432
      Celanese U.S. Holdings LLC, Dollar Term Loan, 2.037%,
       4/02/14 .......................................................       United States           2,029,600           1,903,673
      Georgia-Pacific LLC,
        (i)Term Loan B, 2.283% - 2.464%, 12/20/12 ....................       United States             510,196             492,479
           Term Loan C, 3.533% - 3.714%, 12/23/14 ....................       United States           1,576,130           1,568,644
      Hexion Specialty Chemicals BV, Term Loan C-2, 2.563%,
       5/03/13 .......................................................        Netherlands              152,304             121,082
      Hexion Specialty Chemicals Inc., Term Loan C-1, 2.563%,
       5/03/13 .......................................................       United States             701,123             557,393
      Nalco Co.,
        (i)Term Loan, 6.50%, 5/13/16 .................................       United States           1,012,467           1,031,450
           Term Loan B, 2.063%, 11/04/10 .............................       United States              38,566              38,581
      Novelis Corp., U.S. Term Loan, 2.25% - 2.29%, 7/07/14 ..........       United States             555,752             501,875
        (i)Rockwood Specialties Group Inc., Term Loan H, 6.00%,
           5/15/14 ...................................................       United States           5,464,988           5,542,181
                                                                                                                      ------------
                                                                                                                        13,158,790
                                                                                                                      ------------
      MEDIA 0.7%
      Cinemark USA Inc., Term Loan, 2.00% - 2.21%, 10/05/13 ..........       United States           1,239,935           1,179,266
   (i)CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2,
      2.049% - 2.194%, 3/29/16 .......................................       United States           4,917,710           4,768,925
      DIRECTV Holdings LLC, Term Loan B, 1.743%, 4/13/13 .............       United States             295,019             289,566
      Discovery Communications Inc., Term Loan B, 2.283%, 5/14/14 ....       United States             406,153             395,085
   (h)Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%, 4/08/12 .........       United States           1,439,699             828,547
   (i)R.H. Donnelley Inc.,
          Term Loan D-1, 3.75%, 6/30/11 ..............................        United States            250,369             219,282
          Term Loan D-2, 4.00%, 6/30/11 ..............................        United States            596,857             515,428
      Regal Cinemas Corp., Term Loan, 4.033%, 10/27/13 ...............        United States          1,174,547           1,166,716
   (h)Tribune Co., Incremental Term Loan, 5.25%, 5/14/14 .............        United States          2,018,473             911,918
      Univision Communications Inc., Initial Term Loan, 2.533%,
       9/29/14 .......................................................        United States            554,895             448,672
      UPC Financing Partnership,
           Term Loan N, 1.996%, 12/31/14 .............................         Netherlands             607,212             569,515
        (i)Term Loan T, 3.746%, 12/31/16 .............................         Netherlands           3,913,326           3,766,576
                                                                                                                      ------------
                                                                                                                        15,059,496
                                                                                                                      ------------
      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.2%
   (i)Mylan Inc., Term Loan B, 3.50% - 3.563%, 10/02/14 ..............        United States          4,908,999           4,786,274
                                                                                                                      ------------

                                                             Annual Report | 119

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  (f,s)SENIOR FLOATING RATE INTERESTS (CONTINUED)
       RETAILING 0.0%(a)
       Dollar General Corp., Tranche B-1 Term Loan, 2.993% - 3.031%,
        7/07/14 .......................................................       United States             344,167        $    329,778
                                                                                                                       ------------
       SOFTWARE & SERVICES 0.1%
       Affiliated Computer Services Inc.,
            Additional Term Loan, 2.243% - 2.244%, 3/20/13 ............       United States             543,598             537,896
            Term Loan B, 2.244%, 3/20/13 ..............................       United States              16,348              16,176
       Lender Processing Services Inc., Term Loan B, 2.743%,
        7/02/14 .......................................................       United States              88,303              87,807
       SunGard Data Systems Inc., Tranche A U.S. Term Loan, 1.994%,
        2/28/14 .......................................................       United States             992,713             934,702
                                                                                                                       ------------
                                                                                                                          1,576,581
                                                                                                                       ------------
       TELECOMMUNICATION SERVICES 0.2%
       Intelsat Corp. (Panamsat),
            Incremental Term Loan B-2-A, 2.746%, 1/03/14 ..............       United States              25,851              24,482
            Incremental Term Loan B-2-B, 2.746%, 1/03/14 ..............       United States              25,843              24,474
            Incremental Term Loan B-2-C, 2.746%, 1/03/14 ..............       United States              25,843              24,474
         (i)Tranche B-2-A, 2.746%, 1/03/14 ............................       United States           1,357,903           1,285,976
         (i)Tranche B-2-B, 2.746%, 1/03/14 ............................       United States           1,357,489           1,285,584
         (i)Tranche B-2-C, 2.746%, 1/03/14 ............................       United States           1,357,488           1,285,584
         (i)NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ..................       United States             726,306             731,450
       Windstream Corp., Tranche B-2 Term Loan, 3.00% - 3.04%,
        12/17/15 ......................................................       United States             504,696             490,905
                                                                                                                       ------------
                                                                                                                          5,152,929
                                                                                                                       ------------
       UTILITIES 0.2%
       NRG Energy Inc.,
         Credit Link, 2.033%, 2/01/13 ................................        United States           1,306,970           1,232,908
         Term Loan, 1.993% - 2.033%, 2/01/13 .........................        United States           2,432,633           2,294,783
       Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
        5.75%, 10/10/14 ..............................................        United States             588,779             457,684
                                                                                                                       ------------
                                                                                                                          3,985,375
                                                                                                                       ------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $92,874,561)                                                           92,389,625
                                                                                                                       ------------
       MUNICIPAL BONDS 2.2%
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay
        Area, Refunding, Series F1, 5.00%, 4/01/39 ....................       United States             990,000           1,008,325
       California State GO, Various Purpose, 6.00%, 4/01/38 ...........       United States          15,000,000          15,952,050
       Chicago Transit Authority Transfer Tax Receipts Revenue,
        Series A, 6.899%, 12/01/40 ....................................       United States             800,000             874,680
       Citizens Property Insurance Corp. Revenue, Senior Secured, High
        Risk Account, Series A-1, Assured Guaranty, 4.50%, 6/01/14 ....       United States          16,000,000          16,927,200
       Connecticut State GO, Series B, 5.00%, 4/15/18 .................       United States             650,000             746,883
       District of Columbia University Revenue, Georgetown University,
        Refunding, Series D, BHAC Insured,, 5.50%, 4/01/36 ............       United States             655,000             720,775
       Kentucky State Municipal Power Agency Power System Revenue,
        Prairie State Project, Series A, BHAC Insured,, 5.25%,
        9/01/42 .......................................................       United States           1,015,000           1,051,804
       Las Vegas Valley Water District GO, Refunding, Series A, NATL
        Insured, 5.00%, 6/01/26 .......................................       United States             640,000             654,016

120 | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND                                             COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(d)        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Lewisville ISD, GO, School Building, 5.00%, 8/15/26...............         United States             890,000             $  956,243
Los Angeles USD, GO, Series I, 5.00%,
   7/01/26........................................................         United States             295,000                309,499
   7/01/27........................................................         United States             315,000                328,715
MTA Revenue,
   Series B, Assured Guaranty, 5.25%, 11/15/20....................         United States             705,000                771,763
   Transportation, Series A, FSA Insured, 5.50%, 11/15/21.........         United States             665,000                747,992
Palomar Pomerado Health GO, Election of 2004, Series A , NATL
 Insured, 5.125%, 8/01/37.........................................         United States           3,395,000              3,256,552
Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
   8/01/27........................................................         United States           1,150,000                417,738
   8/01/30........................................................         United States           1,150,000                333,362
   8/01/32........................................................         United States           1,440,000                358,387
   8/01/33........................................................         United States             760,000                175,894
Regional Transportation District Sales Tax Revenue, Fastracks
 Project, Series A, AMBAC Insured, 5.00%, 11/01/27................         United States             960,000              1,015,046
Tulare Sewer Revenue, Building America Bonds, Series B, FSA
 Insured, 8.75%, 11/15/44.........................................         United States           2,895,000              2,898,647
                                                                                                                    ---------------
TOTAL MUNICIPAL BONDS (COST $46,886,604)..........................                                                       49,505,571
                                                                                                                    ---------------
TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
 (COST $2,360,832,029)............................................                                                    2,404,502,532
                                                                                                                    ---------------
SHORT TERM INVESTMENTS 2.8%
FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $860,204) 0.0%(a)
 (t)Israel Treasury Bill, 10/06/10................................            Israel               3,250,000 ILS            853,964
                                                                                                                    ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES (COST $ 12,248,887) 0.6%
 (t,u) U.S. Treasury Bills, 11/27/09 - 2/25/10...................          United States          12,250,000             12,249,840
                                                                                                                    ---------------
TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
 (COST $2,373,941,120)...........................................                                                     2,417,606,336
                                                                                                                    ===============

                                                                                                   SHARES
                                                                                             -------------------
MONEY MARKET FUNDS (COST $49,259,377) 2.2%
(v)Institutional Fiduciary Trust Money Market
 Portfolio, 0.00%.................................................        United States          49,259,377             49,259,377
                                                                                                                   ---------------
TOTAL INVESTMENTS (COST $2,423,200,497) 109.2%....................                                                   2,466,865,713
OTHER ASSETS, LESS LIABILITIES (9.2)%.............................                                                    (208,643,113)
                                                                                                                   ---------------
NET ASSETS 100.0%.................................................                                                 $ 2,258,222,600
                                                                                                                   ===============

(a)   Rounds to less than 0.1% of net assets.

(b)   Non-income producing.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $181,329,736, representing 8.03% of net assets.

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)   Perpetual security with no stated maturity date.

(f)   The coupon rate shown represents the rate at period end.

                                                             Annual Report | 121

Franklin Investors Securities Trust

     FRANKLIN TOTAL RETURN FUND

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $14,018,591, representing 0.62% of net assets.

(h)  See Note 8 regarding defaulted securities.

(i) A portion or all of the security purchased on a when-issued, delayed delivery, or TBA basis. See Note 1(d).

(j)  Income may be received in additional securities and/or cash.

(k)  See Note 11 regarding other considerations.

(l) Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2009, the value of this security was $25,299, representing less than 0.01% of net assets.

(m) A supranational organization is an entity formed by two or more central governments through international treaties.

(n) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(o)  Principal amount is stated in 100 Mexican Peso Units.

(p)  Principal amount is stated in 1,000 Brazilian Real Units.

(q)  Redemption price at maturity is adjusted for inflation. See Note 1(i).

(r)  Principal amount of security is adjusted for inflation. See Note 1(i).

(s)  See Note 1(g) regarding senior floating rate interests.

(t)  The security is traded on a discount basis with no stated coupon rate.

(u) Security or a portion of the security has been segregated as collateral for open futures, forward or swap contracts. At October 31, 2009, the aggregate value of these securities and/or cash pledged amounted to $11,609,375.

(v) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At October 31, 2009, the fund had the following financial futures contracts outstanding. See Note 1(e).

     FINANCIAL FUTURES CONTRACTS

                                                           NUMBER OF                                   UNREALIZED     UNREALIZED
DESCRIPTION                                          TYPE  CONTRACTS  NOTIONAL AMOUNT  DELIVERY DATE  APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond ...............................   Long     100     $    10,000,000      12/21/09   $          --  $    (259,625)
U.S. Treasury 2 Year Note ........................   Long     585         117,000,000      12/31/09       1,067,991             --
U.S. Treasury 5 Year Note ........................   Long     980          98,000,000      12/31/09       1,743,175             --
U.S. Treasury 10 Year Note .......................   Short    875          87,500,000      12/21/09              --     (1,725,404)
                                                                                                      ----------------------------
    Unrealized appreciation (depreciation) .........................................................      2,811,166     (1,985,029)
                                                                                                      ----------------------------
       Net unrealized appreciation (depreciation) ..................................................  $     826,137
                                                                                                      =============

At October 31, 2009, the fund had the following forward exchange contracts outstanding. See Note 1(e).

     FORWARD EXCHANGE CONTRACTS

                                                                                        SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                        COUNTERPARTY    TYPE      QUANTITY  CONTRACT AMOUNT(a)     DATE      APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar ..........       CITI        Buy        919,636         681,726       11/30/09    $         --   $    (24,093)
New Zealand Dollar ..........       CITI        Sell       919,636         565,244       11/30/09              --        (92,389)
New Zealand Dollar ..........       DBAB        Buy      1,615,798       1,202,865       11/30/09              --        (47,406)
New Zealand Dollar ..........       DBAB        Sell     1,615,798         994,281       11/30/09              --       (161,179)
New Zealand Dollar ..........       UBSW        Buy      1,625,591       1,203,344       11/30/09              --        (40,880)
New Zealand Dollar ..........       UBSW        Sell     1,625,591         997,544       11/30/09              --       (164,919)
Mexican Peso ................       CITI        Sell     8,714,000         643,218       12/01/09              --        (13,850)

122 | Annual Report

Franklin Investors Securities Trust

     FRANKLIN TOTAL RETURN FUND

  FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                                   SETTLEMENT   UNREALIZED      UNREALIZED
CURRENCY                     COUNTERPARTY  TYPE   QUANTITY    CONTRACT AMOUNT(a)      DATE     APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar ........      BZWS      Buy     2,694,930          1,998,021     12/02/09   $         --   $     (71,173)
New Zealand Dollar ........      BZWS      Sell    2,694,930          1,665,467     12/02/09             --        (261,381)
New Zealand Dollar ........      DBAB      Buy       696,949            518,760     12/02/09             --         (20,448)
New Zealand Dollar ........      DBAB      Sell      696,949            423,933     12/02/09             --         (74,378)
New Zealand Dollar ........      FBCO      Buy       229,994            170,472     12/02/09             --          (6,028)
New Zealand Dollar ........      FBCO      Sell      229,994            142,244     12/02/09             --         (22,199)
Mexican Peso ..............      UBSW      Sell  122,211,000          9,000,000     12/31/09             --        (176,359)
Euro ......................      UBSW      Buy     8,223,000         12,233,933      1/11/10             --        (139,409)
Euro ......................      UBSW      Sell    8,223,000         11,384,579      1/11/10             --        (709,945)
Euro ......................      BZWS      Sell    6,429,000          8,996,421      1/13/10             --        (459,387)
Philippine Peso ...........      JPHQ      Buy    88,100,000          1,889,492      1/13/10             --         (48,677)
Euro ......................      DBAB      Buy     1,086,000          1,617,380      1/15/10             --         (20,097)
Euro ......................      DBAB      Sell    1,086,000          1,517,001      1/15/10             --         (80,282)
Euro ......................      CITI      Sell    5,184,200          7,402,104      1/27/10             --        (222,446)
Mexican Peso ..............      CITI      Sell    8,798,000            645,393      1/29/10             --         (12,475)
New Zealand Dollar ........      UBSW      Buy     1,087,848            801,744      1/29/10             --         (27,289)
New Zealand Dollar ........      UBSW      Sell    1,087,848            708,080      1/29/10             --         (66,375)
Singapore Dollar ..........      JPHQ      Buy    21,834,100         15,697,822      2/08/10             --        (131,625)
Singapore Dollar ..........      JPHQ      Sell   21,834,100         14,500,000      2/08/10             --      (1,066,197)
Malaysian Ringgit .........      DBAB      Buy    21,721,000          5,946,886      2/17/10        390,489              --
Singapore Dollar ..........      UBSW      Buy    16,171,000         11,652,255      3/23/10             --        (125,421)
Singapore Dollar ..........      UBSW      Sell   16,171,000         10,646,871      3/23/10             --        (879,964)
Indian Rupee ..............      DBAB      Buy    16,152,000            312,152      4/09/10         27,496              --
Indian Rupee ..............      DBAB      Buy    34,636,000            668,907      4/12/10         59,227              --
Indian Rupee ..............      JPHQ      Buy    23,264,000            445,927      4/13/10         43,095              --
Indian Rupee ..............      JPHQ      Buy    22,836,000            445,929      4/15/10         34,009              --
Indian Rupee ..............      DBAB      Buy     8,029,000            156,511      4/19/10         12,171              --
Indian Rupee ..............      JPHQ      Buy    11,408,000            223,599      4/19/10         16,073              --
Chilean Peso ..............      CITI      Buy   711,116,000          1,213,177      4/26/10        138,668              --
Euro ......................      UBSW      Sell   11,680,000         15,190,074      4/26/10             --      (1,978,870)
Indian Rupee ..............      DBAB      Buy    16,221,000            313,017      4/26/10         27,554              --
Chilean Peso ..............      CITI      Buy   564,340,000            960,988      4/27/10        111,868              --
Chilean Peso ..............      JPHQ      Buy   562,321,000            960,986      4/27/10        108,031              --
Indian Rupee ..............      JPHQ      Buy     2,314,000             44,715      4/27/10          3,865              --
Chilean Peso ..............      CITI      Buy   906,403,000          1,537,579      4/28/10        185,620              --
Chilean Peso ..............      UBSW      Buy   113,493,000            192,198      4/28/10         23,568              --
Indian Rupee ..............      JPHQ      Buy    11,481,000            223,583      4/28/10         17,424              --
Indian Rupee ..............      JPHQ      Buy    11,492,000            223,580      4/30/10         17,620              --
Indian Rupee ..............      DBAB      Buy    21,978,000            447,809      6/01/10         12,292              --
Indian Rupee ..............      HSBC      Buy       652,000             13,443      6/02/10            205              --
Indian Rupee ..............      HSBC      Buy     3,224,000             67,167      6/03/10            316              --
Indian Rupee ..............      HSBC      Buy    21,522,000            447,815      6/04/10          2,631              --
Indian Rupee ..............      DBAB      Buy    10,761,000            223,908      6/07/10          1,261              --
Indian Rupee ..............      DBAB      Buy     5,428,000            112,614      6/08/10            955              --
Indian Rupee ..............      HSBC      Buy     4,321,000             89,554      6/08/10            853              --

                                                             Annual Report | 123

Franklin Investors Securities Trust

     FRANKLIN TOTAL RETURN FUND

  FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                                   SETTLEMENT    UNREALIZED    UNREALIZED
CURRENCY                     COUNTERPARTY  TYPE    QUANTITY   CONTRACT AMOUNT(a)     DATE      APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
Indian Rupee ..............      DBAB      Buy     4,383,000          90,093         6/10/10   $      1,598   $         --
Indian Rupee ..............      BZWS      Buy     6,554,000         135,134         6/11/10          1,961             --
Indian Rupee ..............      HSBC      Buy     4,392,000          90,092         6/11/10          1,779             --
Indian Rupee ..............      DBAB      Buy    10,971,000         225,231         6/16/10          4,166             --
Indian Rupee ..............      DBAB      Buy     9,993,000         202,698         6/21/10          6,166             --
New Zealand Dollar ........      DBAB      Buy    20,030,204      14,656,100         7/06/10             --       (573,182)
New Zealand Dollar ........      DBAB      Sell   20,030,204      12,600,000         7/06/10             --     (1,482,919)
New Zealand Dollar ........      DBAB      Buy     2,698,125       1,969,631         7/30/10             --        (76,598)
New Zealand Dollar ........      DBAB      Sell    2,698,125       1,736,243         7/30/10             --       (156,790)
New Zealand Dollar ........      BZWS      Buy     1,052,185         764,518         8/03/10             --        (26,603)
New Zealand Dollar ........      BZWS      Sell    1,052,185         675,503         8/03/10             --        (62,412)
New Zealand Dollar ........      DBAB      Buy     2,687,860       1,961,331         8/03/10             --        (76,290)
New Zealand Dollar ........      DBAB      Sell    2,687,860       1,726,547         8/03/10             --       (158,494)
New Zealand Dollar ........      BZWS      Buy       530,156         385,174         8/04/10             --        (13,406)
New Zealand Dollar ........      BZWS      Sell      530,156         340,360         8/04/10             --        (31,408)
New Zealand Dollar ........      DBAB      Buy     1,064,903         777,060         8/04/10             --        (30,304)
New Zealand Dollar ........      DBAB      Sell    1,064,903         680,367         8/04/10             --        (66,390)
New Zealand Dollar ........      CITI      Buy     2,669,265       1,938,420         8/05/10             --        (66,812)
New Zealand Dollar ........      CITI      Sell    2,669,265       1,743,097         8/05/10             --       (128,511)
New Zealand Dollar ........      DBAB      Buy       791,840         577,726         8/05/10             --        (22,512)
New Zealand Dollar ........      DBAB      Sell      791,840         516,121         8/05/10             --        (39,093)
New Zealand Dollar ........      HSBC      Buy     3,277,000       2,389,588         8/05/10             --        (91,855)
New Zealand Dollar ........      HSBC      Sell    3,277,000       2,119,564         8/05/10             --       (178,170)
New Zealand Dollar ........      CITI      Buy     1,045,341         759,022         8/06/10             --        (26,137)
New Zealand Dollar ........      CITI      Sell    1,045,341         683,146         8/06/10             --        (49,739)
New Zealand Dollar ........      FBCO      Buy       521,704         379,018         8/06/10             --        (13,253)
New Zealand Dollar ........      FBCO      Sell      521,704         339,759         8/06/10             --        (26,005)
New Zealand Dollar ........      CITI      Buy     1,031,453         748,732         8/09/10             --        (25,811)
New Zealand Dollar ........      CITI      Sell    1,031,453         678,139         8/09/10             --        (44,782)
New Zealand Dollar ........      DBAB      Buy     1,036,107         755,633         8/09/10             --        (29,450)
New Zealand Dollar ........      DBAB      Sell    1,036,107         681,551         8/09/10             --        (44,631)
New Zealand Dollar ........      FBCO      Sell    1,019,688         671,923         8/09/10             --        (42,751)
New Zealand Dollar ........      FBCO      Sell    1,021,476         678,393         8/11/10             --        (37,385)
New Zealand Dollar ........      DBAB      Sell    2,171,853       1,415,259         8/12/10             --       (106,463)
New Zealand Dollar ........      DBAB      Sell    1,142,000         741,272         8/13/10             --        (58,793)
New Zealand Dollar ........      DBAB      Sell    1,205,000         795,421         8/16/10             --        (48,516)
Israeli Shekel ............      CITI      Buy     2,375,000         626,748         8/17/10          6,474             --
Israeli Shekel ............      CITI      Buy     2,376,000         625,964         8/19/10          7,523             --
Israeli Shekel ............      DBAB      Buy       238,000          62,698         8/19/10            758             --
Israeli Shekel ............      CITI      Buy       911,600         238,508         8/20/10          4,542             --
Israeli Shekel ............      CITI      Buy     1,555,600         407,951         8/23/10          6,800             --
New Zealand Dollar ........      FBCO      Sell      937,138         617,930         8/24/10             --        (37,857)
New Zealand Dollar ........      DBAB      Sell      933,000         623,711         8/27/10             --        (28,976)
Euro ......................      BZWS      Sell      101,400         149,296         9/20/10            417             --
Euro ......................      UBSW      Buy       661,411         982,281         9/23/10             --        (11,197)

124 | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

     FRANKLIN TOTAL RETURN FUND

  FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                     COUNTERPARTY  TYPE   QUANTITY    CONTRACT AMOUNT(a)      DATE     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
Euro ......................      UBSW      Sell      661,411       969,781            9/23/10  $         --   $      (1,304)
Euro ......................      JPHQ      Sell      290,999       430,853            9/24/10         3,611              --
Malaysian Ringgit .........      JPHQ      Buy    12,560,000     2,463,760 EUR        9/28/10        25,361              --
Euro ......................      DBAB      Sell   19,250,000    28,161,403           10/04/10            --         (98,894)
Philippine Peso ...........      DBAB      Buy    44,751,000       927,559           10/04/10            --          (8,554)
Philippine Peso ...........      HSBC      Buy    35,897,000       742,057           10/04/10            --          (4,877)
Philippine Peso ...........      DBAB      Buy    53,504,000     1,113,067           10/05/10            --         (14,373)
Philippine Peso ...........      HSBC      Buy    53,517,000     1,113,067           10/05/10            --         (14,106)
Indian Rupee ..............      DBAB      Buy   622,168,250    12,815,000           10/06/10        80,013              --
Philippine Peso ...........      JPHQ      Buy    14,135,000       296,829           10/06/10            --          (6,586)
Philippine Peso ...........      DBAB      Buy    43,922,000       927,564           10/07/10            --         (25,738)
Philippine Peso ...........      CITI      Buy    17,580,000       371,011           10/08/10            --         (10,072)
Philippine Peso ...........      DBAB      Buy    35,146,000       742,040           10/08/10            --         (20,448)
Philippine Peso ...........      HSBC      Buy    35,213,000       742,053           10/08/10            --         (19,085)
Philippine Peso ...........      JPHQ      Buy    17,535,000       371,025           10/08/10            --         (11,009)
Philippine Peso ...........      DBAB      Buy    10,465,000       222,612           10/12/10            --          (7,802)
Philippine Peso ...........      HSBC      Buy    17,449,000       371,019           10/13/10            --         (12,871)
Philippine Peso ...........      JPHQ      Buy    39,005,000       833,446           10/13/10            --         (32,852)
Chinese Yuan ..............      HSBC      Buy     2,487,166       252,568 EUR       10/15/10            --          (4,457)
Chinese Yuan ..............      HSBC      Buy     3,007,421       456,791           10/25/10            --         (13,709)
Chinese Yuan ..............      HSBC      Buy     5,097,153       772,039           10/26/10            --         (21,049)
Chinese Yuan ..............      HSBC      Buy     3,049,528       460,967           10/27/10            --         (11,648)
Japanese Yen ..............      DBAB      Sell  879,763,200     9,600,000           10/28/10            --        (225,706)
Euro ......................      DBAB      Sell   14,185,000    20,973,941           10/29/10       153,734              --
                                                                                               ----------------------------
   Unrealized appreciation (depreciation) ..................................................      1,540,194     (11,623,776)
                                                                                               ----------------------------
       Net unrealized appreciation (depreciation) ..........................................                  $ (10,083,582)
                                                                                                              =============

(a) In U.S. dollars unless otherwise indicated.

At October 31, 2009, the fund had the following credit default swap contracts outstanding. See Note 1(e).

CREDIT DEFAULT SWAP CONTRACTS

                                                                        PERIODIC
                                                                         PAYMENT  EXPIRATION   UNREALIZED     UNREALIZED
DESCRIPTION                          COUNTERPARTY(a) NOTIONAL AMOUNT(b)   RATE       DATE     APPRECIATION   DEPRECIATION  RATING(c)
-----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY PROTECTION
SINGLE NAME
Aetna Inc. .........................      JPHQ          $    2,850,000    0.58%      3/20/13   $    29,268   $        --
Aetna Inc. .........................      MLCO               5,000,000    0.62%      3/20/13        44,832            --
Centex Corp. .......................      GSCO               3,750,000    4.00%      3/20/12            --      (306,186)
Centex Corp. .......................      GSCO               5,000,000    4.70%      9/20/12            --      (583,698)
Clear Channel Communications Inc. ..      CITI               8,500,000    5.00%      3/20/11        96,699            --
Dish Network Corp. .................      FBCO               4,500,000    1.00%     12/20/11            --       (29,472)
D.R. Horton Inc. ...................      FBCO               4,000,000    1.00%      6/20/12            --      (103,389)

                                                             Annual Report | 125

Franklin Investors Securities Trust

     FRANKLIN TOTAL RETURN FUND

CREDIT DEFAULT SWAP CONTRACTS (CONTINUED)

                                                                       PERIODIC
                                                                        PAYMENT  EXPIRATION   UNREALIZED    UNREALIZED
DESCRIPTION                        COUNTERPARTY(a)  NOTIONAL AMOUNT(b)   RATE       DATE     APPRECIATION  DEPRECIATION   RATING(c)
-----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
  PROTECTION (CONTINUED)
SINGLE NAME (CONTINUED)
Goodyear Tire & Rubber ...........      FBCO        $      10,000,000    5.00%      9/20/11  $    207,237  $         --
Macy's Retail Holdings Inc. ......      MSCO                5,000,000    5.00%      6/20/11            --       (74,480)
Macy's Retail Holdings Inc. ......      FBCO                3,000,000    5.00%      9/20/11            --       (91,061)
Macy's Retail Holdings Inc. ......      MSCO                7,000,000    5.00%      9/20/11        62,222            --
Macy's Retail Holdings Inc. ......      BOFA                5,000,000    5.00%      3/20/12            --       (92,820)
Macy's Retail Holdings Inc. ......      FBCO                4,000,000    5.00%      3/20/12            --      (146,562)
Macy's Retail Holdings Inc. ......      FBCO                5,000,000    5.00%      3/20/12            --       (91,317)
Masco Corp. ......................      FBCO               15,000,000    5.00%      9/20/13       179,536            --
Meritage Homes Corp. .............      FBCO                5,000,000    5.00%      3/20/15        28,130            --
Ryland Group Inc. ................      FBCO                7,000,000    5.00%      6/20/12        17,734            --
Ryland Group Inc. ................      FBCO               10,000,000    5.00%      6/20/13        62,117            --
Standard Pacific Corp. ...........      FBCO                4,000,000    5.00%      3/20/13            --      (437,079)
Teco Finance Inc. ................      FBCO                7,315,000    2.80%      6/20/11            --      (209,913)
Textron Financial Corp. ..........      MLCO               16,750,000    0.27%     12/20/10       387,344            --

CONTRACTS TO SELL PROTECTION(d)

SINGLE NAME
UnitedHealth Group Inc. ..........      JPHQ                2,850,000    0.85%      3/20/13            --       (94,023)      A-
UnitedHealth Group Inc. ..........      MLCO               10,000,000    0.88%      3/20/13            --      (320,399)      A-
TRADED INDEX                                                                                                                 Non
                                                                                                                          Investment
LCDX.NA.13 .......................      FBCO               14,000,000    5.00%     12/20/14            --       (24,910)    Grade
                                                                                             --------------------------
Unrealized appreciation
  (depreciation) ..........................................................................     1,115,119    (2,605,309)
                                                                                             --------------------------
    Net unrealized appreciation
      (depreciation) ......................................................................                 $(1,490,190)
                                                                                                            ===========

(a) Positions are generally not collateralized if the unrealized appreciation (depreciation) is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at year end:

COUNTERPARTY                                          COLLATERAL POSTED (RECEIVED)
---------------------------------------------------------------------------------
BOFA                                                    $         309,999
CITI                                                           (2,390,000)
FBCO                                                            4,858,985
GSCO                                                              695,798
JPHQ                                                               52,920
MLCO                                                              (99,000)
MSCO                                                              579,998
                                                        -----------------
Total collateral for credit default swaps               $       4,008,700
                                                        =================

(b) In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

(c) Based on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings are based on mapping into equivalent ratings from external vendors.

(d) The fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 154.

126 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2009

                                                          FRANKLIN          FRANKLIN           FRANKLIN
                                                          ADJUSTABLE     FLOATING RATE       LOW DURATION          FRANKLIN
                                                       U.S. GOVERNMENT    DAILY ACCESS       TOTAL RETURN        TOTAL RETURN
                                                       SECURITIES FUND        FUND               FUND                FUND
                                                       ------------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost - Unaffiliated issuers......................   $ 1,918,935,303   $ 1,270,403,490     $  139,274,556    $  2,373,941,120
   Cost - Sweep Money Fund (Note 7).................       101,980,417       155,407,971         13,125,350          49,259,377
   Cost - Repurchase agreements.....................        65,525,525                --                 --                  --
                                                       ------------------------------------------------------------------------
   Total cost of investments........................   $ 2,086,441,245   $ 1,425,811,461     $  152,399,906    $  2,423,200,497
                                                       ------------------------------------------------------------------------
   Value - Unaffiliated issuers.....................   $ 1,931,567,816   $ 1,252,512,432     $  143,031,929    $  2,417,606,336
   Value - Sweep Money Fund (Note 7)................       101,980,417       155,407,971         13,125,350          49,259,377
   Value - Repurchase agreements....................        65,525,525                --                 --                  --
                                                       ------------------------------------------------------------------------
   Total value of investments.......................     2,099,073,758     1,407,920,403        156,157,279       2,466,865,713
 Cash...............................................                --         2,268,551              1,188              81,260
 Cash on deposit from brokers.......................                --                --             20,000           2,489,000
 Foreign currency, at value (cost $ --, $ --,
   $ 51,130 and $ 114,435)..........................                --                --             52,603             112,486
 Receivables:
   Investment securities sold.......................         6,540,668        28,968,092          6,745,887         115,281,377
   Capital shares sold..............................        30,771,971         5,174,407          1,755,299          12,339,718
   Interest.........................................         8,088,788         3,497,558          1,353,972          23,731,061
   Variation margin.................................                --                --                 --             165,863
 Swaps (premiums paid $ --, $ --, $ 348,988 and
   $ 3,317,721).....................................                --                --            351,284           3,642,204
 Unrealized appreciation on forward exchange
   contracts........................................                --                --            132,720           1,540,194
 Unrealized appreciation on swap contracts..........                --                --             67,230           1,115,119
 Other assets.......................................               458               544                 22              49,495
                                                       ------------------------------------------------------------------------
        Total assets................................     2,144,475,643     1,447,829,555        166,637,484       2,627,413,490
                                                       ------------------------------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased..................        76,429,670        74,018,685         10,273,215         339,105,324
   Capital shares redeemed..........................         6,509,814         4,272,737            435,644           3,986,718
   Affiliates.......................................         1,471,125         1,033,499             81,552             969,553
   Allocator Funds (Note10).........................                --                --                 --              29,638
   Distributions to shareholders....................           704,341           886,901             53,701           1,245,281
   Variation margin.................................                --                --             43,266                  --
 Swaps (premiums received $--, $--, $ 479,908 and
   $ 6,068,317).....................................                --                --            499,052           6,472,140
 Due to brokers.....................................                --                --             20,000           2,489,000
 Unrealized depreciation on forward exchange
   contracts........................................                --                --            517,277          11,623,776
 Unrealized depreciation on swap contracts..........                --                --            121,672           2,605,309
 Accrued expenses and other liabilities.............           190,330           214,143             25,989             664,151
                                                       ------------------------------------------------------------------------
        Total liabilities...........................        85,305,280        80,425,965         12,071,368         369,190,890
                                                       ------------------------------------------------------------------------
        Net assets, at value........................   $ 2,059,170,363   $ 1,367,403,590     $  154,566,116    $  2,258,222,600
                                                       ========================================================================

  Annual Report | The accompanying notes are an integral part of these financial
                                                               statements. | 127

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2009

                                                                 FRANKLIN           FRANKLIN        FRANKLIN
                                                                ADJUSTABLE        FLOATING RATE    LOW DURATION       FRANKLIN
                                                              U.S. GOVERNMENT     DAILY ACCESS     TOTAL RETURN     TOTAL RETURN
                                                              SECURITIES FUND         FUND             FUND             FUND
                                                              --------------------------------------------------------------------
Net assets consist of:
    Paid-in capital .......................................   $ 2,063,132,781    $ 1,984,020,127   $ 150,486,870   $ 2,259,339,059
    Undistributed net investment income ...................           149,899            193,858         340,926        13,099,344
    Net unrealized appreciation (depreciation) ............        12,632,513        (17,891,058)      3,321,039        32,930,136
    Accumulated net realized gain (loss) ..................       (16,744,830)      (598,919,337)        417,281       (47,145,939)
                                                              --------------------------------------------------------------------
           Net assets, at value ...........................   $ 2,059,170,363    $ 1,367,403,590   $ 154,566,116   $ 2,258,222,600
                                                              --------------------------------------------------------------------
CLASS A:
    Net assets, at value ..................................   $ 1,375,234,402    $   955,943,640   $ 152,673,393   $ 1,244,156,715
                                                              --------------------------------------------------------------------
    Shares outstanding ....................................       153,419,160        109,494,974      14,983,255       128,896,439
                                                              --------------------------------------------------------------------
    Net asset value per share (a) .........................   $          8.96    $          8.73   $       10.19   $          9.65
                                                              --------------------------------------------------------------------
    Maximum offering price per share (net asset value
       per share / 97.75%, 97.75%, 97.75% and
       95.75%, respectively) ..............................   $          9.17    $          8.93   $       10.42   $         10.08
                                                              --------------------------------------------------------------------
CLASS B:
    Net assets, at value ..................................                --    $    14,747,058              --   $    22,491,634
                                                              --------------------------------------------------------------------
    Shares outstanding ....................................                --          1,690,775              --         2,331,134
                                                              --------------------------------------------------------------------
    Net asset value and maximum offering price
       per share (a) ......................................                --    $          8.72              --   $          9.65
                                                              --------------------------------------------------------------------
CLASS C:
    Net assets, at value ..................................   $   596,640,137    $   209,896,790              --   $   237,595,629
                                                              --------------------------------------------------------------------
    Shares outstanding ....................................        66,605,470         24,038,098              --        24,633,493
                                                              --------------------------------------------------------------------
    Net asset value and maximum offering price
       per share(a) .......................................   $          8.96    $          8.73              --   $          9.65
                                                              --------------------------------------------------------------------
CLASS R:
    Net assets, at value ..................................                --                 --              --   $    85,023,657
                                                              --------------------------------------------------------------------
    Shares outstanding ....................................                --                 --              --         8,809,964
                                                              --------------------------------------------------------------------
    Net asset value and maximum offering price
       per share ..........................................                --                 --              --   $          9.65
                                                              --------------------------------------------------------------------
ADVISOR CLASS:
    Net assets, at value ..................................   $    87,295,824    $   186,816,102   $   1,892,723   $   668,954,965
                                                              --------------------------------------------------------------------
    Shares outstanding ....................................         9,730,603         21,388,199         185,616        69,208,694
                                                              --------------------------------------------------------------------
    Net asset value and maximum offering price
       per share ..........................................   $          8.97           $   8.73   $       10.20   $          9.67
                                                              --------------------------------------------------------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

128 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2009

                                                                           FRANKLIN       FRANKLIN        FRANKLIN
                                                                          ADJUSTABLE    FLOATING RATE   LOW DURATION    FRANKLIN
                                                                       U.S. GOVERNMENT   DAILY ACCESS   TOTAL RETURN  TOTAL RETURN
                                                                       SECURITIES FUND       FUND           FUND          FUND
                                                                       -----------------------------------------------------------
Investment income:
    Dividends:
       Unaffiliated issuers........................................    $            --  $           --  $         --  $     62,785
       Sweep Money Fund (Note 7)...................................             85,178         336,185         9,366       126,518
    Interest.......................................................         41,792,278      53,351,425     3,412,895    94,707,606
                                                                       -----------------------------------------------------------
              Total investment income..............................         41,877,456      53,687,610     3,422,261    94,896,909
                                                                       -----------------------------------------------------------
Expenses:
    Management fees (Note 3a)......................................          4,813,211       3,822,642       343,896     5,235,013
    Administrative fees (Note 3b)..................................          1,248,768       2,322,802       173,127     3,385,176
    Distribution fees: (Note 3c)
       Class A.....................................................          2,301,627       2,056,182       214,964     2,390,683
       Class B.....................................................                 --         154,843            --       140,048
       Class C.....................................................          1,932,815       1,201,143            --     1,038,971
       Class R.....................................................                 --              --            --       374,674
    Transfer agent fees (Note 3e)..................................          1,073,661       1,436,788        83,500     3,242,465
    Special servicing agreement fees (Note 10).....................                 --              --            --       169,814
    Custodian fees (Note 4)........................................             19,997          13,799         3,526        86,900
    Reports to shareholders........................................            167,503         184,404        13,934       276,469
    Registration and filing fees...................................            247,621         157,102        37,708       147,987
    Professional fees..............................................             53,447         167,820        68,455       124,359
    Trustees' fees and expenses....................................             33,363          42,895         2,183        55,836
    Other..........................................................             56,132          73,756        33,957       124,765
                                                                       -----------------------------------------------------------
              Total expenses.......................................         11,948,145      11,634,176       975,250    16,793,160
                                                                       -----------------------------------------------------------
              Expense reductions (Note 4)..........................             (1,450)        (10,546)         (210)       (7,908)
              Expenses waived/paid by affiliates (Note 3f).........                 --              --      (195,766)   (2,669,716)
                                                                       -----------------------------------------------------------
                 Net expenses......................................         11,946,695      11,623,630       779,274    14,115,536
                                                                       -----------------------------------------------------------
                     Net investment income.........................         29,930,761      42,063,980     2,642,987    80,781,373
                                                                       -----------------------------------------------------------
Realized and unrealized gains (losses):
    Net realized gain (loss) from:
       Investments.................................................                 --    (114,296,904)    1,123,641    17,056,580
       Foreign currency transactions...............................                 --              --        74,455    18,480,063
       Futures contracts...........................................                 --              --       116,440     7,895,101
       Swap contracts..............................................                 --          87,949        (9,146)      690,879
                                                                       -----------------------------------------------------------
                     Net realized gain (loss)......................                 --    (114,208,955)    1,305,390    44,122,623
                                                                       -----------------------------------------------------------
    Net change in unrealized appreciation (depreciation) on:
       Investments.................................................         15,129,003     270,394,269     4,853,826   225,042,103
       Translation of other assets and liabilities denominated in
           foreign currencies......................................                 --              --      (642,537)  (33,797,419)
                                                                       -----------------------------------------------------------
                     Net change in unrealized appreciation
                        (depreciation).............................         15,129,003     270,394,269     4,211,289   191,244,684
                                                                       -----------------------------------------------------------
Net realized and unrealized gain (loss)............................         15,129,003     156,185,314     5,516,679   235,367,307
                                                                       -----------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations................................................    $    45,059,764  $  198,249,294  $  8,159,666  $316,148,680
                                                                       ===========================================================

  Annual Report | The accompanying notes are an integral part of these financial
                                                               statements. | 129

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FRANKLIN ADJUSTABLE                FRANKLIN FLOATING RATE
                                                           U.S. GOVERNMENT SECURITIES FUND             DAILY ACCESS FUND
                                                          -----------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                YEAR ENDED OCTOBER 31,
                                                               2009                 2008           2009                 2008
                                                          -----------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income ...........................    $    29,930,761     $  16,382,281   $     42,063,980   $     77,561,949
     Net realized gain (loss) from investments
         and swap contracts ..........................                 --             5,333       (114,208,955)       (91,576,104)
     Net change in unrealized appreciation
         (depreciation) on investments ...............         15,129,003           282,195        270,394,269       (248,029,157)
                                                          -----------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations .............         45,059,764        16,669,809        198,249,294       (262,043,312)
                                                          -----------------------------------------------------------------------
  Distributions to shareholders from:
     Net investment income:
         Class A .....................................        (26,172,009)      (15,724,528)       (30,411,405)       (57,170,201)
         Class B .....................................                 --                --           (470,076)        (1,293,184)
         Class C .....................................         (7,108,205)       (2,143,383)        (6,116,252)       (13,858,643)
         Advisor Class ...............................           (897,961)          (11,921)        (5,261,032)        (5,141,861)
                                                          -----------------------------------------------------------------------
  Total distributions to shareholders ................        (34,178,175)      (17,879,832)       (42,258,765)       (77,463,889)
                                                          -----------------------------------------------------------------------
  Capital share transactions: (Note 2)
         Class A .....................................        779,962,601       254,207,122         50,019,305       (332,371,457)
         Class B .....................................                 --                --         (4,711,706)       (16,146,106)
         Class C .....................................        462,179,098        95,822,320         (2,250,763)      (132,930,220)
         Advisor Class ...............................         83,073,721         4,127,226         74,420,345         31,134,948
                                                          -----------------------------------------------------------------------
  Total capital share transactions ...................      1,325,215,420       354,156,668        117,477,181       (450,312,835)
                                                          -----------------------------------------------------------------------
  Redemption fees ....................................                 --            18,455                 --             10,393
                                                          -----------------------------------------------------------------------
            Net increase (decrease) in net assets ....      1,336,097,009       352,965,100        273,467,710       (789,809,643)
Net assets:
  Beginning of year ..................................        723,073,354       370,108,254      1,093,935,880      1,883,745,523
                                                          -----------------------------------------------------------------------
  End of year ........................................    $ 2,059,170,363     $ 723,073,354   $  1,367,403,590   $  1,093,935,880
                                                          -----------------------------------------------------------------------
Undistributed net investment income (distributions
  in excess of net investment income) included in
  net assets:
     End of year .....................................    $       149,899     $        (931)  $        193,858   $        295,732
                                                          =======================================================================

130 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      FRANKLIN LOW DURATION                     FRANKLIN
                                                                         TOTAL RETURN FUND                   TOTAL RETURN FUND
                                                                    ---------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,              YEAR ENDED OCTOBER 31,
                                                                        2009            2008            2009             2008
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income ......................................   $  2,642,987    $    880,098   $   80,781,373   $    62,129,737
     Net realized gain (loss) from investments, foreign
         currency transactions, futures contracts and
         swap contracts .........................................      1,305,390         (93,587)      44,122,623       (26,241,743)
     Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies ..........      4,211,289      (1,076,736)     191,244,684      (167,280,344)
                                                                    ---------------------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ..................................      8,159,666        (290,225)     316,148,680      (131,392,350)
                                                                    ---------------------------------------------------------------
  Distributions to shareholders from:
     Net investment income:
         Class A ................................................     (2,848,608)       (927,764)     (62,015,836)      (40,221,963)
         Class B ................................................             --              --       (1,362,970)         (976,601)
         Class C ................................................             --              --       (9,144,126)       (4,949,577)
         Class R ................................................             --              --       (4,895,622)       (3,334,074)
         Advisor Class ..........................................        (19,838)        (23,907)     (32,020,159)      (16,507,475)
                                                                    ---------------------------------------------------------------
  Total distributions to shareholders ...........................     (2,868,446)       (951,671)    (109,438,713)      (65,989,690)
                                                                    ---------------------------------------------------------------
  Capital share transactions: (Note 2)
         Class A ................................................    112,240,477      19,665,308      346,871,524       215,568,068
         Class B ................................................             --              --          837,046         1,718,251
         Class C ................................................             --              --      113,752,969        35,032,011
         Class R ................................................             --              --        7,444,788        21,223,255
         Advisor Class ..........................................      1,778,258          86,659      265,284,034       113,820,897
                                                                    ---------------------------------------------------------------
  Total capital share transactions ..............................    114,018,735      19,751,967      734,190,361       387,362,482
                                                                    ---------------------------------------------------------------
  Redemption fees ...............................................             --           2,021               --            17,114
                                                                    ---------------------------------------------------------------
                   Net increase (decrease) in net assets ........    119,309,955      18,512,092      940,900,328       189,997,556
Net assets:
  Beginning of year .............................................     35,256,161      16,744,069    1,317,322,272     1,127,324,716
                                                                    ---------------------------------------------------------------
  End of year ...................................................   $154,566,116    $ 35,256,161   $2,258,222,600   $ 1,317,322,272
                                                                    ===============================================================
Undistributed net investment income included in
  net assets:
     End of year ................................................   $    340,926    $     97,664   $   13,099,344   $     5,558,472
                                                                    ===============================================================

Annual Report | The accompanying notes are an integral part of these financial
                                                             statements. | 131

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

         CLASS A & ADVISOR CLASS                          CLASS A, CLASS C & ADVISOR CLASS
---------------------------------------------------------------------------------------------------
Franklin Low Duration Total Return Fund         Franklin Adjustable U.S. Government Securities Fund

 CLASS A, CLASS B, CLASS C, & ADVISOR CLASS     CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
---------------------------------------------------------------------------------------------------
Franklin Floating Rate Daily Access Fund        Franklin Total Return Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information

132 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

a. SECURITY VALUATION (CONTINUED)

with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

                                                             Annual Report | 133

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Franklin Adjustable U.S. Government Securities Fund at year end had been entered into on October 30, 2009. The joint repurchase agreement is valued at cost.

d. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. DERIVATIVE FINANCIAL INSTRUMENTS

Certain funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which

134 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Certain funds enter into financial futures contracts generally in order to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the funds, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Certain funds enter into forward exchange contracts generally in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

Certain funds enter into credit default swap contracts generally in order to manage or gain exposure to credit risk. A credit default swap is an agreement between the funds and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract (or other agreed upon amount) from the seller. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are recorded as a liability or asset, and amortized over the term of the contract as a realized gain or loss. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the funds investment objectives.

See Note 9 regarding other derivative information.

                                                             Annual Report | 135

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to some restrictions on resale.

h. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

i. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in

136 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

i. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

j. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

l. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally,

                                                             Annual Report | 137

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

l. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                 FRANKLIN ADJUSTABLE
                                                                   U.S. GOVERNMENT                FRANKLIN FLOATING RATE
                                                                   SECURITIES FUND                   DAILY ACCESS FUND
                                                             -----------------------------------------------------------------
                                                               SHARES            AMOUNT          SHARES             AMOUNT
                                                             -----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2009
    Shares sold .........................................    153,658,811     $1,373,899,677     43,871,800      $  349,936,925
    Shares issued in reinvestment of distributions ......      2,396,268         21,436,555      2,799,741          22,053,766
    Shares redeemed .....................................    (68,837,915)      (615,373,631)   (41,105,493)       (321,971,386)
                                                             -----------------------------------------------------------------
    Net increase (decrease) .............................     87,217,164     $  779,962,601      5,566,048      $   50,019,305
                                                             =================================================================
Year ended October 31, 2008
    Shares sold .........................................     45,330,017     $  402,602,305     26,731,178      $  249,321,027
    Shares issued in reinvestment of distributions ......      1,368,917         12,161,490      4,323,393          39,679,394
    Shares redeemed .....................................    (18,074,814)      (160,556,673)   (67,410,649)       (621,371,878)
                                                             -----------------------------------------------------------------
    Net increase (decrease) .............................     28,624,120     $  254,207,122    (36,356,078)     $ (332,371,457)
                                                             =================================================================
CLASS B SHARES:
Year ended October 31, 2009
    Shares sold .........................................                                          340,990      $    2,692,011
    Shares issued in reinvestment of distributions ......                                           47,255             366,600
    Shares redeemed .....................................                                         (980,351)         (7,770,317)
                                                                                                ------------------------------
    Net increase (decrease) .............................                                         (592,106)     $   (4,711,706)
                                                                                                ==============================
Year ended October 31, 2008
    Shares sold .........................................                                          279,595      $    2,609,595
    Shares issued in reinvestment of distributions ......                                          103,242             950,053
    Shares redeemed .....................................                                       (2,135,194)        (19,705,754)
                                                                                                ------------------------------
    Net increase (decrease) .............................                                       (1,752,357)     $  (16,146,106)
                                                                                                ==============================

138 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                FRANKLIN ADJUSTABLE
                                                                  U.S. GOVERNMENT               FRANKLIN FLOATING RATE
                                                                  SECURITIES FUND                  DAILY ACCESS FUND
                                                            ----------------------------------------------------------------
                                                               SHARES         AMOUNT             SHARES          AMOUNT
                                                            ----------------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2009
    Shares sold .........................................    63,926,720   $   571,646,893       7,379,125     $   59,104,680
    Shares issued in reinvestment of distributions ......       628,661         5,623,492         572,753          4,487,978
    Shares redeemed .....................................   (12,882,462)     (115,091,287)     (8,472,107)       (65,843,421)
                                                            ----------------------------------------------------------------
    Net increase (decrease) .............................    51,672,919   $   462,179,098        (520,229)    $   (2,250,763)
                                                            ================================================================
Year ended October 31, 2008
    Shares sold .........................................    14,050,831   $   124,708,844       5,548,177     $   51,926,100
    Shares issued in reinvestment of distributions.......       188,688         1,675,135       1,075,167          9,896,217
    Shares redeemed .....................................    (3,443,603)      (30,561,659)    (21,092,906)      (194,752,537)
                                                            ----------------------------------------------------------------
    Net increase (decrease) .............................    10,795,916   $    95,822,320     (14,469,562)    $ (132,930,220)
                                                            ================================================================
ADVISOR CLASS SHARES:
Year ended October 31, 2009
    Shares sold .........................................    11,341,421   $   101,662,527      13,995,010     $  112,378,288
    Shares issued in reinvestment of distributions.......        54,593           489,659         574,069          4,546,779
    Shares redeemed .....................................    (2,130,256)      (19,078,465)     (5,166,287)       (42,504,722)
                                                            ----------------------------------------------------------------
    Net increase (decrease)..............................     9,265,758   $    83,073,721       9,402,792     $   74,420,345
                                                            ================================================================
Year ended October 31, 2008(a)
    Shares sold .........................................       465,349   $     4,131,712       6,787,882     $   63,704,976
    Shares issued in reinvestment of distributions ......         1,187            10,533         496,771          4,522,141
    Shares redeemed .....................................        (1,691)          (15,019)     (4,009,188)       (37,092,169)
                                                            ----------------------------------------------------------------
    Net increase (decrease) .............................       464,845   $     4,127,226       3,275,465     $   31,134,948
                                                            ================================================================

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Adjustable U.S. Government Securities Fund.

                                                                 FRANKLIN LOW DURATION
                                                                   TOTAL RETURN FUND              FRANKLIN TOTAL RETURN FUND
                                                                -------------------------------------------------------------
                                                                  SHARES        AMOUNT             SHARES          AMOUNT
                                                                -------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2009
    Shares sold ..........................................      15,628,787    $ 155,180,522       69,739,925    $ 630,431,263
    Shares issued on merger (Note 12) ....................              --               --        1,237,985       11,798,001
    Shares issued in reinvestment of distributions .......         233,837        2,329,421        5,502,855       49,231,209
    Shares redeemed ......................................      (4,550,880)     (45,269,466)     (38,320,456)    (344,588,949)
                                                                -------------------------------------------------------------
    Net increase (decrease) ..............................      11,311,744    $ 112,240,477       38,160,309    $ 346,871,524
                                                                =============================================================
Year ended October 31, 2008
    Shares sold ..........................................       3,498,413    $  34,600,717       44,337,225    $ 430,078,325
    Shares issued in reinvestment of distributions .......          61,187          604,096        3,169,808       30,365,396
    Shares redeemed ......................................      (1,580,515)     (15,539,505)     (25,706,207)    (244,875,653)
                                                                -------------------------------------------------------------
    Net increase (decrease) ..............................       1,979,085    $  19,665,308       21,800,826    $ 215,568,068
                                                                =============================================================

                                                             Annual Report | 139

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                          FRANKLIN LOW DURATION
                                                                            TOTAL RETURN FUND           FRANKLIN TOTAL RETURN FUND
                                                                         ----------------------------------------------------------
                                                                         SHARES              AMOUNT        SHARES        AMOUNT
                                                                         ----------------------------------------------------------
CLASS B SHARES:
Year ended October 31, 2009
    Shares sold .......................................................                                  1,524,364    $  13,537,850
    Shares issued in reinvestment of distributions ....................                                    117,688        1,047,569
    Shares redeemed ...................................................                                 (1,540,552)     (13,748,373)
                                                                                                        ---------------------------
    Net increase (decrease) ...........................................                                    101,500    $     837,046
                                                                                                        ===========================
Year ended October 31, 2008
    Shares sold .......................................................                                    963,738    $   9,287,696
    Shares issued in reinvestment of distributions ....................                                     76,219          731,940
    Shares redeemed ...................................................                                   (869,648)      (8,301,385)
                                                                                                        ---------------------------
    Net increase (decrease) ...........................................                                    170,309    $   1,718,251
                                                                                                        ===========================
CLASS C SHARES:
Year ended October 31, 2009
    Shares sold .......................................................                                 17,497,919    $ 157,787,278
    Shares issued on merger (Note 12) .................................                                     30,897          294,142
    Shares issued in reinvestment of distributions ....................                                    791,999        7,105,251
    Shares redeemed ...................................................                                 (5,732,519)     (51,433,702)
                                                                                                        ---------------------------
    Net increase (decrease) ...........................................                                 12,588,296    $ 113,752,969
                                                                                                        ===========================
Year ended October 31, 2008
    Shares sold .......................................................                                  7,570,823    $  73,400,411
    Shares issued in reinvestment of distributions ....................                                    379,146        3,629,812
    Shares redeemed ...................................................                                 (4,424,080)     (41,998,212)
                                                                                                        ---------------------------
    Net increase (decrease) ...........................................                                  3,525,889    $  35,032,011
                                                                                                        ===========================
CLASS R SHARES:
Year ended October 31, 2009
    Shares sold .......................................................                                  3,499,337    $  31,496,822
    Shares issued in reinvestment of distributions ....................                                    468,725        4,176,856
    Shares redeemed ...................................................                                 (3,153,089)     (28,228,890)
                                                                                                        ---------------------------
    Net increase (decrease) ...........................................                                    814,973    $   7,444,788
                                                                                                        ===========================
Year ended October 31, 2008
    Shares sold .......................................................                                  4,646,052    $  45,076,063
    Shares issued in reinvestment of distributions ....................                                    291,877        2,796,395
    Shares redeemed ...................................................                                 (2,784,227)     (26,649,203)
                                                                                                        ---------------------------
    Net increase (decrease) ...........................................                                  2,153,702    $  21,223,255
                                                                                                        ===========================

140 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                    FRANKLIN LOW DURATION
                                                                      TOTAL RETURN FUND           FRANKLIN TOTAL RETURN FUND
                                                                   -----------------------------------------------------------
                                                                     SHARES       AMOUNT            SHARES          AMOUNT
                                                                   -----------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 2009
    Shares sold ...........................................         254,582    $   2,556,843       46,507,982    $ 422,923,427
    Shares issued on merger (Note 12) .....................              --               --        5,402,812       51,542,827
    Shares issued in reinvestment of distributions ........             600            5,987        2,983,790       26,725,786
    Shares redeemed .......................................         (77,375)        (784,572)     (25,764,557)    (235,908,006)
                                                                   -----------------------------------------------------------
    Net increase (decrease) ...............................         177,807    $   1,778,258       29,130,027    $ 265,284,034
                                                                   ===========================================================
Year ended October 31, 2008(a)
    Shares sold ...........................................         561,358    $   5,551,066       16,159,792    $ 153,681,720
    Shares issued in reinvestment of distributions ........           2,328           22,960        1,213,934       11,603,054
    Shares redeemed .......................................        (555,877)      (5,487,367)      (5,564,488)     (51,463,877)
                                                                   -----------------------------------------------------------
    Net increase (decrease) ...............................           7,809    $      86,659       11,809,238    $ 113,820,897
                                                                   ===========================================================

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Low Duration Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                                            AFFILIATION
------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                               Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)                         Investment manager
Franklin Advisers, Inc. (Advisers)                                               Administrative manager
Franklin Templeton Services, LLC (FT Services)                                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                    Transfer agent

a. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                              NET ASSETS
-----------------------------------------------------------------------------------
       0.400%                  Up to and including $5 billion
       0.350%                  Over $5 billion, up to and including $10 billion
       0.330%                  Over $10 billion, up to and including $15 billion
       0.300%                  In excess of $15 billion

                                                             Annual Report | 141

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

a. MANAGEMENT FEES (CONTINUED)

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                             NET ASSETS
----------------------------------------------------------------------------------
       0.450%                  Up to and including $500 million
       0.350%                  Over $500 million, up to and including $1 billion
       0.300%                  Over $1 billion, up to and including $1.5 billion
       0.250%                  Over $1.5 billion, up to and including $6.5 billion
       0.225%                  Over $6.5 billion, up to and including $11.5 billion
       0.200%                  Over $11.5 billion, up to and including $16.5 billion
       0.190%                  Over $16.5 billion, up to and including $19 billion
       0.180%                  Over $19 billion, up to and including $21.5 billion
       0.170%                  In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE                                     NET ASSETS
-------------------------------------------------------------------------------------
       0.425%                  Up to and including $500 million
       0.325%                  Over $500 million, up to and including $1 billion
       0.280%                  Over $1 billion, up to and including $1.5 billion
       0.235%                  Over $1.5 billion, up to and including $6.5 billion
       0.215%                  Over $6.5 billion, up to and including $11.5 billion
       0.200%                  Over $11.5 billion, up to and including $16.5 billion
       0.190%                  Over $16.5 billion, up to and including $19 billion
       0.180%                  Over $19 billion, up to and including $21.5 billion
       0.170%                  In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund and receives from Advisers fees based on the average daily net assets of the fund.

b. ADMINISTRATIVE FEES

The Franklin Adjustable U.S. Government Fund pays an administrative fee to Advisers based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE                             NET ASSETS
--------------------------------------------------------------------------------
        0.100%                  Up to and including $5 billion
        0.090%                  Over $5 billion, up to and including $10 billion
        0.080%                  In excess of $10 billion

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

142 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

c. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Funds' Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Funds' shares up to the maximum annual plan rate for each class.

This change was effective February 1, 2009. Prior to February 1, 2009, under the Franklin Floating Rate Daily Access Fund and the Franklin Low Duration Total Return Fund Class A compensation distribution plan, the funds paid Distributors for costs incurred in connection with the servicing, sale and distribution of the funds' shares up to a certain percentage per year of its average daily net assets.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                         FRANKLIN           FRANKLIN            FRANKLIN
                                                        ADJUSTABLE          FLOATING          LOW DURATION       FRANKLIN
                                                     U.S. GOVERNMENT       RATE DAILY         TOTAL RETURN     TOTAL RETURN
                                                     SECURITIES FUND       ACCESS FUND            FUND             FUND
                                                     -----------------------------------------------------------------------
Reimbursement Plans:
    Class A .................................               0.25%              0.25%               0.25%           0.25%

Compensation Plans:
    Class B .................................                 --               1.00%                 --            0.65%
    Class C .................................               0.65%              0.65%                 --            0.65%
    Class R .................................                 --                 --                  --            0.50%

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                            FRANKLIN         FRANKLIN         FRANKLIN
                                                           ADJUSTABLE        FLOATING       LOW DURATION      FRANKLIN
                                                        U.S. GOVERNMENT     RATE DAILY      TOTAL RETURN    TOTAL RETURN
                                                        SECURITIES FUND     ACCESS FUND         FUND            FUND
                                                        ----------------------------------------------------------------
Sales charges retained net of commissions
    paid to unaffiliated broker/dealers ..............  $       407,160     $    53,188      $    89,043    $  1,276,972
Contingent deferred sales charges retained ...........  $       248,736     $    62,830      $    22,382    $     59,522

                                                             Annual Report | 143

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

e. TRANSFER AGENT FEES

For the year ended October 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                            FRANKLIN         FRANKLIN        FRANKLIN
                                                           ADJUSTABLE        FLOATING      LOW DURATION       FRANKLIN
                                                        U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN     TOTAL RETURN
                                                        SECURITIES FUND     ACCESS FUND        FUND             FUND
                                                        ----------------------------------------------------------------
Transfer agent fees ..................................   $    622,134        $ 924,522       $  48,082       $ 1,578,715

f. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses for each class of the funds do not exceed 0.65% and 0.60%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011 and February 28, 2010, respectively. Effective March 1, 2010, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Total Return Fund so that the common expenses for each class of the fund do not exceed 0.63% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.

144 | Annual Report

Franklin Investors Securities Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

                                                            FRANKLIN           FRANKLIN
                                                           ADJUSTABLE          FLOATING         FRANKLIN
                                                         U.S. GOVERNMENT      RATE DAILY      TOTAL RETURN
                                                         SECURITIES FUND      ACCESS FUND         FUND
                                                         --------------------------------------------------
Capital loss carryforwards expiring in:
  2010 ..............................................    $            --     $ 192,099,191    $          --
  2011 ..............................................            585,362       108,452,146          137,613
  2012 ..............................................          1,039,514        74,147,691               --
  2013 ..............................................          2,782,773                --          372,525
  2014 ..............................................          3,962,538                --               --
  2015 ..............................................          2,492,027        17,905,138        1,395,879
  2016 ..............................................          1,492,446        91,562,953       42,938,101
  2017 ..............................................          4,390,170       113,325,108               --
                                                         --------------------------------------------------
                                                         $    16,744,830     $ 597,492,227    $  44,844,118(a)
                                                         ==================================================

(a) Includes $9,556,622 from the merged HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC Investor Intermediate Duration Fixed Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended October 31, 2009, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund utilized $381,471 and $9,568,593 of capital loss carryforwards, respectively.

On October 31, 2009, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryforwards of $1,279,055 which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2009 and 2008, was as follows:

                                                             FRANKLIN ADJUSTABLE U.S.              FRANKLIN FLOATING RATE
                                                            GOVERNMENT SECURITIES FUND                DAILY ACCESS FUND
                                                         -----------------------------------------------------------------------
                                                              2009               2008            2009                   2008
                                                         -----------------------------------------------------------------------
Distributions paid from ordinary income ..............   $  34,178,175      $  17,879,832   $  42,258,765           $ 77,463,889
                                                         ========================================================================

                                                               FRANKLIN LOW DURATION
                                                                 TOTAL RETURN FUND                FRANKLIN TOTAL RETURN FUND
                                                         -----------------------------------------------------------------------
                                                              2009             2008              2009                   2008
                                                         ------------------------------------------------------------------------
Distributions paid from ordinary income ..............   $   2,868,446      $    951,671    $  109,438,713           $ 65,989,690
                                                         ========================================================================

                                                             Annual Report | 145

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At October 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                                   FRANKLIN         FRANKLIN         FRANKLIN
                                                                   ADJUSTABLE       FLOATING       LOW DURATION        FRANKLIN
                                                                U.S. GOVERNMENT    RATE DAILY      TOTAL RETURN      TOTAL RETURN
                                                                SECURITIES FUND    ACCESS FUND         FUND               FUND
                                                                -------------------------------------------------------------------
Cost of investments .........................................   $ 2,086,441,245  $ 1,426,917,826  $   152,735,976   $ 2,426,175,225
                                                                -------------------------------------------------------------------
Unrealized appreciation .....................................   $    17,563,589  $    25,000,903  $     4,232,561   $   100,005,870
Unrealized depreciation .....................................        (4,931,076)     (43,998,326)        (811,258)      (59,315,382)
                                                                -------------------------------------------------------------------
Net unrealized appreciation (depreciation) ..................   $    12,632,513  $   (18,997,423) $     3,421,303   $    40,690,488
                                                                ===================================================================
Distributable earnings - undistributed ordinary income ......   $       854,240  $       994,437  $       842,884   $     6,497,587
                                                                ===================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2009, were as follows:

                                                      FRANKLIN         FRANKLIN          FRANKLIN
                                                     ADJUSTABLE      FLOATING RATE     LOW DURATION        FRANKLIN
                                                  U.S. GOVERNMENT     DAILY ACCESS     TOTAL RETURN      TOTAL RETURN
                                                  SECURITIES FUND        FUND              FUND              FUND
                                                  ---------------------------------------------------------------------
Purchases ...................................     $ 1,659,780,205    $ 653,520,093     $ 142,604,976    $ 3,996,389,721
Sales .......................................     $   245,430,556    $ 501,041,403     $  41,546,061    $ 3,317,120,633

146 | Annual Report

Franklin Investors Securities Trust

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2009, the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund had 81.74%, 12.30%, and 16.19%, respectively, of their portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2009, the aggregate value of these securities for the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund was $28,056,439, $93,250, and $11,363,312, respectively, representing 2.05%, 0.06%, and 0.50%, respectively, of each fund's net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. OTHER DERIVATIVE INFORMATION

At October 31, 2009, the funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

                                           ASSET DERIVATIVES                                     LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS           STATEMENT OF ASSETS AND       FAIR VALUE           STATEMENT OF ASSETS AND            FAIR VALUE
HEDGING INSTRUMENTS             LIABILITIES LOCATION           AMOUNT               LIABILITIES LOCATION               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN LOW DURATION
    TOTAL RETURN FUND
Interest rate
    contracts ..........     Unrealized appreciation                             Variation margin/Unrealized
                              (depreciation)                  $193,131(a)         appreciation (depreciation)         $ (192,123)(a)

Foreign exchange
    contracts ..........     Unrealized appreciation on                          Unrealized depreciation on
                              forward exchange contracts       132,720            forward exchange contracts            (517,277)

Credit contracts .......     Unrealized appreciation on                          Unrealized depreciation on
                              swap contracts                    67,230            swap contracts                        (121,672)

                                                             Annual Report | 147

Franklin Investors Securities Trust

9. OTHER DERIVATIVE INFORMATION (CONTINUED)

                                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS                 STATEMENT OF ASSETS AND      FAIR VALUE         STATEMENT OF ASSETS AND      FAIR VALUE
HEDGING INSTRUMENTS                    LIABILITIES LOCATION         AMOUNT            LIABILITIES LOCATION          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TOTAL RETURN FUND
Interest rate
    contracts ..............    Variation margin/Unrealized                      Unrealized appreciation
                                 appreciation (depreciation)     $2,811,166(a)    (depreciation)                   $ (1,985,029)(a)
Foreign exchange
    contracts ..............    Unrealized appreciation on                       Unrealized depreciation on
                                 forward exchange contracts       1,540,194       forward exchange contracts        (11,623,776)

Credit contracts ...........    Unrealized appreciation on                       Unrealized depreciation on
                                 swap contracts                   1,115,119       swap contracts                     (2,605,309)

(a) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative contracts on the fund's Statement of Operations was as follows:

                                                                                                                       NOTIONAL
                                                                                                     CHANGE IN          AMOUNT
DERIVATIVE CONTRACTS                                                                                UNREALIZED       OUTSTANDING
NOT ACCOUNTED FOR AS                                   STATEMENT OF                REALIZED        APPRECIATION       DURING THE
HEDGING INSTRUMENTS                                OPERATIONS LOCATIONS         GAIN (LOSS)(a)   (DEPRECIATION)(a)   PERIOD(a,b)
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FLOATING RATE
    DAILY ACCESS FUND
Credit contracts .................     Net realized gain (loss) from swap
                                         contracts                               $    87,949      $          --      $    202,174
FRANKLIN LOW DURATION
    TOTAL RETURN FUND
Interest rate contracts ..........     Net realized gain (loss) from futures
                                         contracts/Net change in unrealized
                                         appreciation (depreciation) on
                                         investments                                  33,803            (37,596)       27,724,611
Foreign exchange
    contracts ....................     Net realized gain (loss) from foreign
                                         currency transactions/Net change in
                                         unrealized appreciation (depreciation)
                                         on translation of other assets and
                                         liabilities denominated in foreign
                                         currencies                                  (48,222)          (463,692)        6,811,643

Credit contracts .................     Net realized gain (loss) from swap
                                         contracts/Net change in unrealized
                                         appreciation (depreciation) on
                                         investments                                (201,929)           138,628        11,416,603
FRANKLIN TOTAL RETURN FUND
Interest rate contracts ..........     Net realized gain (loss) from futures
                                         contracts/Net change in unrealized
                                         appreciation (depreciation) on
                                         investments                               3,144,010           (962,197)      348,978,938

148 | Annual Report

Franklin Investors Securities Trust

9. OTHER DERIVATIVE INFORMATION (CONTINUED)

                                                                                                                        NOTIONAL
                                                                                                     CHANGE IN           AMOUNT
DERIVATIVE CONTRACTS                                                                                 UNREALIZED        OUTSTANDING
NOT ACCOUNTED FOR AS                                   STATEMENT OF                 REALIZED        APPRECIATION       DURING THE
HEDGING INSTRUMENTS                                OPERATIONS LOCATIONS           GAIN (LOSS)(a)   (DEPRECIATION)(a)   PERIOD(a,b)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TOTAL RETURN FUND (CONTINUED)
Foreign exchange
    contracts ....................    Net realized gain (loss) from foreign
                                       currency transactions/Net change in
                                       unrealized appreciation (depreciation)
                                       on translation of other assets and
                                       liabilities denominated in foreign
                                       currencies                                 $    300,508      $ (14,124,318)    $ 166,544,048

Credit contracts ..................   Net realized gain (loss) from swap
                                       contracts/Net change in unrealized
                                       appreciation (depreciation) on
                                       investments                                  (4,299,137)          (560,922)      178,656,260

(a)  For the six months ended October 31, 2009.

(b) Notional amount represents the U.S. dollar equivalent based on the foreign exchange rate at the time of contract entry.

See Note 1(e) regarding derivative financial instruments.

10. SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund pays a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund from the investment in the fund by the Allocator Funds. The Allocator Funds and the fund are either managed by Advisers or administered by FT Services. For the year ended October 31, 2009, the Franklin Total Return Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statements of Operations. At October 31, 2009, 9.50% of the Franklin Total Return Fund's outstanding shares were held by one or more of the Allocator Funds.

11. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Franklin Low Duration Total Return Fund's and Franklin Total Return Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the funds' policies and requirements of applicable securities laws, could prevent the funds from trading in the securities of such company for limited or extended periods of time.

                                                             Annual Report | 149

FRANKLIN INVESTORS SECURITIES TRUST

12. MERGER

On September 18, 2009, the Franklin Total Return Fund acquired the net assets of the HSBC Investor Core Plus Fixed Income Fund, the HSBC Investor Core Plus Fixed Income Fund (Advisor) and the HSBC Investor Intermediate Duration Fixed Income Fund (HSBC Funds) pursuant to a plan of reorganization approved by the HSBC Funds' shareholders. The merger was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                                                               SHARES ISSUED BY     UNREALIZED
                                                                                FRANKLIN TOTAL     APPRECIATION
FUND NAME                                                        NET ASSETS      RETURN FUND      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
HSBC Investor Core Plus Fixed Income Fund ...................   $ 9,077,390          952,516       $     224,054
HSBC Investor Core Plus Fixed Income Fund (Advisor) .........    44,020,021        4,614,257           1,126,957
HSBC Investor Intermediate Duration Fixed Income Fund .......    10,537,559        1,104,921             159,093
                                                                ------------------------------------------------
Total .......................................................   $63,634,970        6,671,694       $   1,510,104
                                                                ================================================

The combined net assets of the Franklin Total Return Fund immediately after the merger were $2,123,047,911.

13. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the year ended October 31, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                                                   FRANKLIN              FRANKLIN            FRANKLIN
                                                  ADJUSTABLE             FLOATING          LOW DURATION          FRANKLIN
                                               U.S. GOVERNMENT          RATE DAILY         TOTAL RETURN        TOTAL RETURN
                                               SECURITIES FUND          ACCESS FUND            FUND                FUND
                                               ----------------------------------------------------------------------------
Commitment fees ....................               $1,979                 $2,021               $134               $2,986

150 | Annual Report

Franklin Investors Securities Trust

14. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, (collectively "Plaintiffs") filed an adversary proceeding in the then-pending Adelphia bankruptcy case in the U.S. Bankruptcy Court for the Southern District of New York against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Floating Rate Daily Access Fund (individually and as successor to the Franklin Floating Rate Trust's interests in the credit facilities at issue), Franklin Floating Rate Trust, and Franklin Floating Rate Master Series (collectively the "Franklin Defendants"), and Franklin CLOs I-III, among other defendants. In addition, Advisers was originally named as a defendant, but later dismissed from the lawsuit. The complaint alleged that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders and sought avoidance of the loans and recovery of fraudulent transfers (the "Complaint"). The agent bank and investment bank defendants moved to dismiss the Complaint, which the Bankruptcy Court granted in part and denied in part, with leave to amend the Complaint. The reference to the bankruptcy was withdrawn and the matter was transferred to the U.S. District Court for the Southern District of New York.

On October 22, 2007, Plaintiffs filed an amended complaint, largely duplicating the allegations in the original Complaint, and adding hundreds of additional syndicate lender defendants (the "Amended Complaint"). The Franklin Defendants, among others, moved to dismiss the Amended Complaint on December 20, 2007. On June 17, 2008, the court granted the motions and dismissed all of the claims against certain defendants, including the Franklin Defendants, while leaving other claims against other defendants outstanding. On December 8, 2008, the court entered a stipulated order of final judgment with respect to the dismissed claims, and Plaintiffs filed a notice of appeal from that judgment to the U.S. Court of Appeals for the Second Circuit on January 6, 2009. All appellate briefing has since been submitted and the parties are awaiting a schedule for oral argument.

15. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)

                                                             Annual Report | 151

Franklin Investors Securities Trust

15. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                                           LEVEL 1          LEVEL 2        LEVEL 3         TOTAL
                                                        --------------------------------------------------------------
FRANKLIN ADJUSTABLE U.S. GOVERNMENT
SECURITIES FUND
  ASSETS:
     Investments in Securities:
         Asset-Backed Securities and
            Commercial Mortgage-Backed
               Securities .........................     $          --   $        44,503   $       --   $        44,503
         Mortgage-Backed Securities ...............                --     1,931,523,313           --     1,931,523,313
         Short Term Investments ...................       101,980,417        65,525,525           --       167,505,942
                                                        --------------------------------------------------------------
            Total Investments in
               Securities .........................     $ 101,980,417   $ 1,997,093,341   $       --   $ 2,099,073,758
                                                        ==============================================================

FRANKLIN FLOATING RATE DAILY ACCESS FUND
  ASSETS:
     Investments in Securities:
         Equity Investments(a).....................     $          --   $            --   $  181,360   $       181,360
         Senior Floating Rate Interests ...........                --     1,252,331,072           --     1,252,331,072
     Short Term Investments .......................       155,407,971                --           --       155,407,971
                                                        --------------------------------------------------------------
            Total Investments in
               Securities .........................     $ 155,407,971   $ 1,252,331,072   $ 181,360    $ 1,407,920,403
                                                        ==============================================================

FRANKLIN LOW DURATION TOTAL RETURN FUND
  ASSETS:
     Investments in Securities:
         Equity Investments(a) ....................     $       4,400   $            --   $       --   $         4,400
         Corporate Bonds ..........................                --        52,997,842           --        52,997,842
         Convertible Bonds ........................                --           118,778           --           118,778
         Asset-Backed Securities and
            Commercial Mortgage-Backed
               Securities .........................                --         8,066,107           --         8,066,107
         Mortgage-Backed Securities ...............                --        21,624,185           --        21,624,185
         Foreign Government and Agency
            Securities ............................                --        14,411,636           --        14,411,636
         U.S. Government and Agency
            Securities ............................                --        41,186,155           --        41,186,155
         Senior Floating Rate Interests ...........                --         4,328,218           --         4,328,218
         Short Term Investments ...................        13,325,349            94,609           --        13,419,958
                                                        --------------------------------------------------------------
            Total Investments in
               Securities .........................     $  13,329,749   $   142,827,530   $       --   $   156,157,279
                                                        ==============================================================
     Financial Futures Contracts ..................           193,131                --           --           193,131
     Forward Exchange Contracts ...................                --           132,720           --           132,720
     Swaps ........................................                --            67,230           --            67,230
  LIABILITIES:
     Financial Futures Contracts ..................           192,123                --           --           192,123
     Forward Exchange Contracts ...................                --           517,277           --           517,277
     Swaps ........................................                --           121,672           --           121,672

152 | Annual Report

Franklin Investors Securities Trust

15. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                          LEVEL 1          LEVEL 2        LEVEL 3          TOTAL
                                                       -------------------------------------------------------------
FRANKLIN TOTAL RETURN FUND
  ASSETS:
     Investments in Securities:
         Equity Investments(a,b) .................     $          --   $       412,652   $     --    $       412,652
         Convertible Bonds .......................                --         6,890,625         --          6,890,625
         Corporate Bonds .........................                --       778,283,743         --        778,283,743
         Asset-Backed Securities and
            Commercial Mortgage-Backed
               Securities ........................                --       274,809,973     25,299        274,835,272
         Mortgage-Backed Securities ..............                --       718,512,784         --        718,512,784
         Foreign Government and Agency
            Securities ...........................                --       282,565,745         --        282,565,745
         U.S. Government and Agency
            Securities ...........................                --       201,106,515         --        201,106,515
         Senior Floating Rate Interests ..........                --        92,389,625         --         92,389,625
         Municipal Bonds .........................                --        49,505,571         --         49,505,571
         Short Term Investments ..................        61,509,217           853,964         --         62,363,181
                                                       -------------------------------------------------------------
            Total Investments in
               Securities ........................     $  61,509,217   $ 2,405,331,197   $ 25,299    $ 2,466,865,713
                                                       =============================================================
     Financial Futures Contracts .................         2,811,166                --         --          2,811,166
     Forward Exchange Contracts ..................                --         1,540,194         --          1,540,194
     Swaps .......................................                --         1,115,119         --          1,115,119

  LIABILITIES:
     Financial Futures Contracts .................         1,985,029                --         --          1,985,029
     Forward Exchange Contracts ..................                --        11,623,776         --         11,623,776
     Swaps .......................................                --         2,605,309         --          2,605,309

(a) For detailed industry descriptions, see the accompanying Statement of Investments.

(b)  Includes convertible preferred and preferred stocks.

At October 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the funds' fair value, were as follows:

                                                                                                                         NET CHANGE
                                                                    NET CHANGE                                         IN UNREALIZED
                                                                        IN                                             APPRECIATION
                                          BALANCE AT      NET       UNREALIZED       NET       TRANSFER   BALANCE AT  (DEPRECIATION)
                                          BEGINNING    REALIZED    APPRECIATION   PURCHASES  IN (OUT) OF    END OF    ON ASSETS HELD
                                           OF YEAR    GAIN (LOSS) (DEPRECIATION)   (SALES)     LEVEL 3       YEAR       AT YEAR END
                                          ------------------------------------------------------------------------------------------
FRANKLIN FLOATING RATE DAILY
  ACCESS FUND
     ASSETS
         Equity Securities - Steel ....  $  181,360   $    --       $     --      $     --   $       --   $181,360     $      --

                                                             Annual Report | 153

Franklin Investors Securities Trust

15. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                                                                                        NET CHANGE
                                                                    NET CHANGE                                        IN UNREALIZED
                                                                        IN                                             APPRECIATION
                                         BALANCE AT      NET        UNREALIZED       NET       TRANSFER   BALANCE AT  (DEPRECIATION)
                                         BEGINNING    REALIZED     APPRECIATION   PURCHASES  IN (OUT) OF    END OF    ON ASSETS HELD
                                          OF YEAR    GAIN (LOSS)  (DEPRECIATION)   (SALES)     LEVEL 3       YEAR      AT YEAR END
                                         -------------------------------------------------------------------------------------------
FRANKLIN TOTAL RETURN FUND
  ASSETS
    Asset-Backed Securities and
      Commercial Mortgage-Backed
        Securities ...................     $   --       $   --        $     --       $  --     $  25,299    $ 25,299        $  --

16. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

BOFA          - Bank of America N.A.
BZWS          - Barclays Bank PLC
CITI          - Citibank N.A.
DBAB          - Deutsche Bank AG
FBCO          - Credit Suisse International
GSCO          - The Goldman Sachs Group, Inc.
HSBC          - HSBC Bank USA, N.A
JPHQ          - JPMorgan Chase Bank, N.A.
MLCO          - Merrill Lynch Capital Services, Inc.
MSCO          - Morgan Stanley
UBSW          - UBS AG

CURRENCY

AUD           - Australian Dollar
BRL           - Brazilian Real
EUR           - Euro
IDR           - Indonesian Rupiah
ILS           - New Israeli Shekel
KRW           - South Korean Won
LKR           - Sri Lankan Rupee
MXN           - Mexican Peso
MYR           - Malaysian Ringgit
NOK           - Norwegian Krone
NZD           - New Zealand Dollar
PEN           - Peruvian Nuevo Sol
PLN           - Polish Zloty
SEK           - Swedish Krona

SELECTED PORTFOLIO

AMBAC         - American Municipal Bond Assurance Corp.
BHAC          - Berkshire Hathaway Assurance Corp.
CLO           - Collateralized Loan Obligation
DIP           - Debtor-In-Possession
FDIC          - Federal Deposit Insurance Corp.
FHLB          - Federal Home Loan Bank
FHLMC         - Federal Home Loan Mortgage Corp.
FNMA          - Federal National Mortgage Association
FRN           - Floating Rate Note
GNMA          - Government National Mortgage Association
GO            - General Obligation
ID            - Improvement District
IDA           - Industrial Development Authority/Agency
IO            - Interest Only
ISD           - Independent School District
L/C           - Letter of Credit
MTA           - Metropolitan Transit Authority
NATL          - National Public Finance Guarantee Corp.
PIK           - Payment-in-Kind
SF            - Single Family
USD           - Unified/Union School District

154 | Annual Report

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009

                                                             Annual Report | 155

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Franklin Total Return Fund designates the maximum amount allowable but no less than $28,801 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2009:

   FRANKLIN                 FRANKLIN             FRANKLIN
  ADJUSTABLE              FLOATING RATE         LOW DURATION          FRANKLIN
U.S. GOVERNMENT           DAILY ACCESS         TOTAL RETURN         TOTAL RETURN
SECURITIES FUND               FUND                 FUND                 FUND
---------------------------------------------------------------------------------
 $  34,317,598            $  38,632,626         $  2,640,991         $ 67,733,700

156 | Annual Report

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee         Since 1986           133                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)          Trustee         Since 2007           110                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                   Trustee         Since 2007           110                       ICO Global Communications
One Franklin Parkway                                                                             (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                                         company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and
Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee         Since 1998           133                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas),
San Mateo, CA 94403-1906                                                                         H.J. Heinz Company (processed
                                                                                                 foods and  allied products), RTI
                                                                                                 International Metals, Inc.
                                                                                                 (manufacture and distribution of
                                                                                                 titanium), Canadian National
                                                                                                 Railway (railroad) and White
                                                                                                 Mountains Insurance Group, Ltd.
                                                                                                 (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury
Department (1988-1989).

                                                             Annual Report | 157

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee         Since 1986           110                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)             Trustee         Since 2005           133                        Hess Corporation (exploration and
One Franklin Parkway                                                                              refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee         Since 2007           141                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior
Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead            Trustee since        110                        None
One Franklin Parkway              Independent     2007 and Lead
San Mateo, CA 94403-1906          Trustee         Independent
                                                  Trustee since
                                                  2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and     Trustee since 1986   133                        None
One Franklin Parkway              Chairman of     and Chairman
San Mateo, CA 94403-1906          the Board       of the Board
                                                  since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

158 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION       TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and     Trustee since        52                         None
One Franklin Parkway              Vice President  1987 and Vice
San Mateo, CA 94403-1906                          President
                                                  since 1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

MARK BOYADJIAN (1964)             Vice President  Since 2003           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)             Chief           Chief Compliance     Not Applicable             Not Applicable
One Franklin Parkway              Compliance      Officer since 2004
San Mateo, CA 94403-1906          Officer and     and Vice
                                  Vice President  President  -
                                  -  AML          AML Compliance
                                  Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief           Since March 2009     Not Applicable             Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer  -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President,
Franklin Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)              Treasurer,      Since March 2009     Not Applicable             Not Applicable
One Franklin Parkway              Chief Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

                                                             Annual Report | 159

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ALIYA S. GORDON (1973)            Vice President  Since March 2009     Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President  Since 2000           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of  the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President   Since August         Not Applicable             Not Applicable
One Franklin Parkway                              2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)         President       President since      Not Applicable             Not Applicable
One Franklin Parkway              and Chief       1993 and Chief
San Mateo, CA 94403-1906          Executive       Executive Officer -
                                  Officer  -      Investment
                                  Investment      Management
                                  Management      since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)         Vice President  Since August         Not Applicable             Not Applicable
500 East Broward Blvd.                            2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary
Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President  Since 2006           Not Applicable             Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

160 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)              Vice President  Since 2005           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.

                                                             Annual Report | 161

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

162 | Annual Report

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

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

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 A2009 12/09



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $386,047 for the fiscal year ended October 31, 2009 and $361,186 for the fiscal year ended October 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended October 31, 2009 and $4,000 for the fiscal year ended October 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $4,164 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $279,913 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended October 31, 2009 and $288,077 for the fiscal year ended October 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST



By/s/LAURA F. FERGERSON
  ----------------------
  Laura F. Fergerson
  Chief Executive Officer -
    Finance and Administration
Date  December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By/s/LAURA F. FERGERSON
  ----------------------
  Laura F. Fergerson
  Chief Executive Officer -
    Finance and Administration
Date  December 28, 2009



By/s/GASTON GARDEY
  ------------------
   Gaston Gardey
   Chief Financial Officer and
     Chief Accounting Officer
Date  December 28, 2009